================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

                             Loomis Sayles Funds I
              (Exact name of Registrant as specified in charter)

                399 Boylston Street,
               Boston, Massachusetts             02116
               (Address of principal           (Zip code)
                 executive offices)

                          Coleen Downs Dinneen, Esq.
                   IXIS Asset Management Distributors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

================================================================================

Item 1. Reports to Stockholders.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             16

                    Statements of Assets and Liabilities 37

                    Statements of Operations             39

                    Statements of Changes in Net Assets  41

                    Financial Highlights                 45

                    Notes to Financial Statements        51

         ANNUAL REPORT
         SEPTEMBER 30, 2006

FUND AND MANAGER REVIEW

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

[PHOTO]

Phil Fine
Manager since February 1999
                          Manager since February 1999


 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or similar securities
 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offering) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $44.1 million

PORTFOLIO REVIEW
The Fund's performance was strong during the first six months of the 2006 fiscal year, primarily due to solid stock selections in the overweight financials sector and, to a lesser extent, the technology area. Overall, the stock selection effect was positive for the fiscal year ended September 30, 2006. Fueling the Fund's underperformance versus the Benchmark, the Russell Midcap Growth Index, was the "allocation effect," or the timing of our over- and under-weights to the various sectors. In particular, the Fund's performance was disappointing during the early stages of the market recovery, when many former laggards in such groups as semiconductors and specialty retail led results. Our emphasis on energy as commodity prices collapsed and our underweight in consumer discretionary stocks both detracted from performance.

At the beginning of the period, we focused on a select number of themes, industries and stocks, where the risk/reward tradeoff still appeared compelling, and where we expected benefits from macro tailwinds, company-specific events (such as new product cycles), or both. As the year unfolded, we also tried to balance our bottom-up stock-picking efforts with the market's increasing focus on the macro environment. After the Federal Reserve Board's May 9, 2006 meeting, we increased our weighting in more defensive holdings, reflecting our concerns that the financial markets were signaling the Fed had "overdone it" with interest rate hikes and the economy was poised for a hard landing. We were also concerned that the slowdown in the housing market might have a negative impact on consumer spending in 2007, and investors were not sufficiently accounting for this risk. Nevertheless, the third calendar quarter's strong rally in bonds and the dramatic sell-off in energy sparked a late-summer stock market rally that extended into what typically is the weakest period of the year, September and October. Accordingly, we positioned the Fund to participate in this rally by increasing exposure to consumer discretionary and technology stocks.

The financial services sector delivered the best performance due to our focus on capital markets and commercial real estate services companies. Investors expect the publicly traded stock and futures exchanges, such as the Chicago Mercantile Exchange, the top-performing financial services holding, to show increasing levels of profitability as electronic trading becomes more prevalent and the industry consolidates. Our real estate services companies, notably CB Richard Ellis Group, benefited from a worldwide cyclical upturn in commercial leasing and from a secular increase in real estate investments. We sold CB Richard Ellis at a profit. Technology was a strong contributor in the first and third calendar quarters of 2006, with solid performance from internet services company Akamai Technologies, the Fund's best performer, as well as software and semiconductor companies. The utilities sector also outperformed, thanks in large part to our position in wireless telecommunication company NII Holdings.

In contrast to 2005, energy was the Fund's worst-performing sector during fiscal 2006. In particular, the timing of our trades was not effective. The worst performer among the Fund's consumer staples holdings was Whole Foods Market, which declined in value after management offered disappointing guidance. We sold the position. Our holdings in materials contributed positively in absolute terms, but lagged the Benchmark's materials sector. We also underweighted this strong sector, creating a negative allocation effect.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we expected it would. The rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we expect both to remain at healthy levels. Based on these measures, we think the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and Fed intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we believe the market could advance at the higher end of our 5%-10% forecast.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                             SINCE
                            1 YEAR         5 YEARS         INCEPTION
                            ------------------------------------------------

                             LOOMIS SAYLES AGGRESSIVE GROWTH: INSTITUTIONAL
                             5.95%           8.45%           9.32%
                            ------------------------------------------------

                             LOOMIS SAYLES AGGRESSIVE GROWTH: RETAIL
                             5.69            8.16            9.02
                            ------------------------------------------------

                             RUSSELL MIDCAP GROWTH INDEX(c)
                             7.03           12.01            8.10
                            ------------------------------------------------

                             LIPPER MID-CAP GROWTH FUNDS INDEX(c)
                             6.27            8.26            6.22
                            ------------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2006(a)(b)


                                     [CHART]

                  Loomis Sayles    Lipper Mid-Cap
                    Aggressive          Growth         Russell Midcap
                   Growth Fund      Funds Index(c)     Growth Index(c)
                  --------------   --------------      --------------
  12/31/1996          $100,000       $100,000           $100,000
   1/31/1997           106,200        102,559            104,425
   2/28/1997           102,897         95,742            102,125
   3/31/1997            96,301         88,460             96,355
   4/30/1997            97,399         87,694             98,714
   5/31/1997           106,194         99,115            107,560
   6/30/1997           107,193        103,291            110,537
   7/31/1997           118,094        109,599            121,117
   8/31/1997           115,390        109,295            119,935
   9/30/1997           125,694        117,120            126,005
  10/31/1997           122,891        110,561            119,696
  11/30/1997           119,094        108,793            120,954
  12/31/1997           122,643        111,341            122,542
   1/31/1998           116,241        109,235            120,336
   2/28/1998           125,529        118,513            131,650
   3/31/1998           129,796        124,650            137,168
   4/30/1998           133,210        125,192            139,031
   5/31/1998           127,229        117,895            133,312
   6/30/1998           133,743        123,318            137,084
   7/31/1998           126,909        115,110            131,211
   8/31/1998           101,184         90,293            106,169
   9/30/1998           112,173         99,709            114,200
  10/31/1998           119,756        103,376            122,608
  11/30/1998           120,714        111,232            130,879
  12/31/1998           136,793        125,581            144,433
   1/31/1999           138,120        131,815            148,763
   2/28/1999           135,358        121,576            141,488
   3/31/1999           173,623        130,243            149,368
   4/30/1999           182,478        135,585            156,174
   5/31/1999           189,230        135,021            154,165
   6/30/1999           214,000        145,904            164,928
   7/31/1999           212,331        143,907            159,676
   8/31/1999           224,709        143,178            158,017
   9/30/1999           222,058        147,358            156,671
  10/31/1999           278,017        160,386            168,785
  11/30/1999           326,280        180,504            186,265
  12/31/1999           407,361        218,156            218,517
   1/31/2000           418,767        214,410            218,473
   2/29/2000           569,397        268,144            264,402
   3/31/2000           517,127        249,271            264,674
   4/30/2000           468,207        216,387            238,982
   5/31/2000           421,058        196,935            221,561
   6/30/2000           480,680        227,537            245,071
   7/31/2000           469,240        218,099            229,552
   8/31/2000           555,392        246,622            264,171
   9/30/2000           550,894        234,769            251,256
  10/31/2000           466,717        215,786            234,060
  11/30/2000           349,384        170,662            183,197
  12/31/2000           384,532        182,963            192,844
   1/31/2001           352,770        185,448            203,859
   2/28/2001           275,443        157,630            168,598
   3/31/2001           235,972        140,906            144,469
   4/30/2001           274,412        159,484            168,550
   5/31/2001           261,652        160,799            167,757
   6/30/2001           253,671        160,171            167,846
   7/31/2001           228,355        151,747            156,526
   8/31/2001           199,422        141,579            145,181
   9/30/2001           158,880        121,159            121,187
  10/31/2001           174,339        127,905            133,926
  11/30/2001           192,383        138,410            148,344
  12/31/2001           194,730        144,414            153,983
   1/31/2002           188,051        138,891            148,983
   2/28/2002           169,076        131,985            140,537
   3/31/2002           183,143        140,305            151,263
   4/30/2002           173,528        135,640            143,255
   5/31/2002           162,284        131,115            138,980
   6/30/2002           146,818        119,334            123,643
   7/31/2002           132,166        106,464            111,630
   8/31/2002           130,051        105,195            111,242
   9/30/2002           125,369         98,659            102,404
  10/31/2002           130,409        103,634            110,336
  11/30/2002           140,255        109,789            118,972
  12/31/2002           123,621        103,299            111,784
   1/31/2003           122,100        101,767            110,686
   2/28/2003           121,050        100,196            109,724
   3/31/2003           121,522        101,629            111,767
   4/30/2003           130,661        108,758            119,377
   5/31/2003           145,190        117,751            130,863
   6/30/2003           145,306        119,594            132,730
   7/31/2003           153,037        124,311            137,473
   8/31/2003           166,978        130,425            145,044
   9/30/2003           160,416        126,049            142,231
  10/31/2003           176,121        135,937            153,694
  11/30/2003           177,406        139,169            157,806
  12/31/2003           173,184        139,883            159,529
   1/31/2004           180,094        143,417            164,796
   2/29/2004           176,456        145,395            167,561
   3/31/2004           180,444        145,360            167,241
   4/30/2004           178,098        140,749            162,519
   5/31/2004           186,540        143,814            166,354
   6/30/2004           193,573        147,273            169,002
   7/31/2004           177,177        136,810            157,809
   8/31/2004           171,667        134,440            155,864
   9/30/2004           181,624        140,191            161,683
  10/31/2004           185,601        144,334            167,167
  11/30/2004           198,018        152,357            175,800
  12/31/2004           206,691        159,511            184,222
   1/31/2005           200,780        154,357            179,291
   2/28/2005           207,165        156,350            183,831
   3/31/2005           199,354        153,235            181,145
   4/30/2005           188,230        145,854            173,978
   5/31/2005           201,369        154,505            183,942
   6/30/2005           206,464        158,041            187,362
   7/31/2005           217,716        167,139            198,294
   8/31/2005           217,476        166,616            197,083
   9/30/2005           224,936        169,525            199,635
  10/31/2005           220,684        164,815            193,760
  11/30/2005           235,956        173,726            204,271
  12/31/2005           238,551        174,788            206,512
   1/31/2006           260,689        186,792            218,879
   2/28/2006           255,944        185,179            216,185
   3/31/2006           268,486        191,357            222,226
   4/30/2006           268,969        193,146            223,167
   5/31/2006           246,725        182,397            212,663
   6/30/2006           252,400        182,476            211,795
   7/31/2006           236,297        174,761            204,204
   8/31/2006           234,525        177,617            208,909
   9/30/2006           238,324        180,159            213,676






Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]

Mark F. Burns
Manager since January 2005
                              MARK F. BURNS, CFA
                          Manager since January 2005

[PHOTO]


                               JOHN SLAVIK, CFA
                           Manager since April 2005

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest US companies
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $23.4 million

PORTFOLIO REVIEW
Our bottom-up stock selection process continued to drive the Fund's performance. In particular, strong stock selections in the consumer discretionary, financial services and producer durables sectors drove the Fund's outperformance relative to the Benchmark, the Russell 2000 Growth Index, for the fiscal year ended September 30, 2006. We continued to focus on companies that we believe are positioned to grow profits in all economic environments and to maintain broad portfolio diversification. Throughout the 12-month period, we reduced the Fund's weighting in the healthcare and more cyclically-oriented sectors, such as energy, and redeployed the proceeds into the financial services and consumer discretionary sectors.

Among the Fund's consumer-related holdings, our positions in PeopleSupport and Guess? drove positive results. Strong demand from new and current clients helped PeopleSupport, an offshore business processing outsourcing company, report a solid second quarter, with earnings ahead of estimates and revenues up approximately 60% from the same time period in 2005. Guess? advanced on strong earnings, sales and profit data. Within the financial services sector, our real estate-related holdings generally provided positive results. In particular, CB Richard Ellis Group experienced strong growth and better-than-expected earnings. The company's performance was broad-based by geography and product/activity mix, and was largely attributed to a steady leasing market recovery combined with increased revenue from investment management operations and continued investment sales strength. We sold the stock at a profit. Jones Lang LaSalle, a global real estate services company, also experienced growing profits and revenues and significant growth across all business segments. Mattson Technology and SBA Communications Corp. were largely responsible for positive results from the Fund's technology sector. Mattson Technology, a semiconductor equipment company, rose during the year after investors reacted positively to continued market share gains by the company and an overall acceleration in industry bookings. We sold the stock at a profit. SBA Communications Corp., a mobile phone tower operator, advanced after investors reacted favorably to the company's agreement to purchase AAT Communications Corp. to expand across the United States.

Poor stock selections in the healthcare and energy sectors detracted somewhat from the Fund's performance. Specifically, PharmaNet Development Group
(formerly known as SFBC International) and Neurocrine Biosciences were the primary detractors in the healthcare sector. PharmaNet, which conducts clinical research and provides drug development services, fell significantly in November after a report was published about flaws in the US drug-testing industry. Neurocrine, which develops therapies for neuron-related disorders, fell after the FDA did not approve the company's insomnia treatment. We sold both stocks. Carbo Ceramics and Oil States International were the leading detractors among the Fund's energy holdings. Carbo Ceramics, a supplier of ceramic products for the oil and gas industry, fell in July on disappointing earnings and we sold the position. Oil States fell in sympathy with the declining price of crude oil and natural gas, but we continue to hold the stock due to attractive business trends in the company's capital equipment and well site services business lines.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we expected it would. We believe the rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we expect both to remain at healthy levels. Based on these measures, we think the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and the Fed's intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we believe the market could advance at the higher end of our 5%-10% forecast.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                             SINCE
                            1 YEAR         5 YEARS         INCEPTION
                            -----------------------------------------------
                             LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                             8.30%           6.33%           3.11%
                            -----------------------------------------------
                             LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                             8.03            6.07            2.85
                            -----------------------------------------------
                             RUSSELL 2000 GROWTH INDEX(c)
                             5.88           10.15            4.11
                            -----------------------------------------------
                             RUSSELL 2000 INDEX(c)
                             9.92           13.78            8.74
                            -----------------------------------------------
                             LIPPER SMALL-CAP GROWTH FUNDS INDEX(c)
                             4.06            8.94            6.26
                            -----------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2006(a)(b)

                                     [CHART]

                                         Lipper       Russell
                    Loomis Sayles       Small-Cap      2000        Russell
                     Small Cap        Growth Funds    Growth        2000
                    Growth Fund         Index(c)      Index(c)    Index(c)
                   -----------       ------------   ---------      ---------
  12/31/1996        $100,000        $100,000         $100,000       $100,000
   1/31/1997         102,600         102,319          102,498        101,998
   2/28/1997          94,997          94,931           96,308         99,525
   3/31/1997          85,099          88,083           89,512         94,829
   4/30/1997          83,499          86,771           88,476         95,093
   5/31/1997          97,101          98,809          101,774        105,673
   6/30/1997         102,801         104,095          105,225        110,201
   7/31/1997         111,097         110,360          110,617        115,329
   8/31/1997         112,996         112,113          113,936        117,968
   9/30/1997         125,494         121,548          123,028        126,603
  10/31/1997         116,697         115,333          115,639        121,041
  11/30/1997         115,401         112,727          112,882        120,258
  12/31/1997         119,429         111,226          112,945        122,363
   1/31/1998         115,523         109,575          111,439        120,432
   2/28/1998         128,081         118,434          121,277        129,337
   3/31/1998         133,883         123,791          126,364        134,671
   4/30/1998         132,089         124,691          127,139        135,416
   5/31/1998         121,007         115,867          117,902        128,123
   6/30/1998         132,817         119,262          119,107        128,393
   7/31/1998         119,734         110,288          109,161        117,999
   8/31/1998          92,722          86,200           83,962         95,086
   9/30/1998         103,691          90,810           92,475        102,527
  10/31/1998         107,808          94,390           97,298        106,709
  11/30/1998         121,305         102,066          104,846        112,299
  12/31/1998         141,770         112,299          114,334        119,249
   1/31/1999         145,881         115,014          119,477        120,833
   2/28/1999         136,705         103,947          108,547        111,046
   3/31/1999         147,149         108,645          112,413        112,780
   4/30/1999         148,518         112,888          122,341        122,886
   5/31/1999         145,770         113,503          122,534        124,681
   6/30/1999         167,607         124,127          128,989        130,319
   7/31/1999         162,645         123,688          125,000        126,743
   8/31/1999         167,395         121,954          120,325        122,053
   9/30/1999         176,568         126,375          122,646        122,079
  10/31/1999         199,239         133,743          125,788        122,574
  11/30/1999         220,339         150,618          139,088        129,892
  12/31/1999         271,920         180,988          163,603        144,596
   1/31/2000         266,971         179,104          162,080        142,274
   2/29/2000         363,481         231,579          199,791        165,769
   3/31/2000         315,393         213,402          178,789        154,840
   4/30/2000         290,067         187,021          160,738        145,522
   5/31/2000         250,821         171,731          146,663        137,041
   6/30/2000         280,568         201,975          165,609        148,987
   7/31/2000         251,782         188,834          151,416        144,193
   8/31/2000         293,980         209,143          167,343        155,196
   9/30/2000         284,602         198,786          159,030        150,634
  10/31/2000         256,740         183,871          146,121        143,910
  11/30/2000         190,475         152,559          119,590        129,137
  12/31/2000         222,551         166,052          126,908        140,228
   1/31/2001         212,470         171,112          137,180        147,529
   2/28/2001         165,408         149,206          118,376        137,849
   3/31/2001         140,894         134,714          107,613        131,106
   4/30/2001         166,734         149,258          120,788        141,362
   5/31/2001         162,132         153,303          123,586        144,837
   6/30/2001         166,072         157,168          126,956        149,838
   7/31/2001         142,639         148,407          116,125        141,727
   8/31/2001         126,550         139,621          108,873        137,150
   9/30/2001          99,126         117,830           91,306        118,688
  10/31/2001         110,575         126,465          100,090        125,633
  11/30/2001         118,990         136,265          108,445        135,359
  12/31/2001         123,702         144,519          115,196        143,714
   1/31/2002         117,752         140,149          111,098        142,219
   2/28/2002         103,045         131,668          103,908        138,322
   3/31/2002         109,444         142,433          112,939        149,439
   4/30/2002         105,405         138,675          110,496        150,801
   5/31/2002         100,357         133,112          104,035        144,108
   6/30/2002          91,716         123,221           95,213        136,958
   7/31/2002          78,692         105,745           80,579        116,273
   8/31/2002          77,795         105,592           80,542        115,977
   9/30/2002          71,284          99,188           74,724        107,648
  10/31/2002          75,889         103,420           78,504        111,099
  11/30/2002          80,267         112,083           86,286        121,014
  12/31/2002          72,297         104,595           80,336        114,276
   1/31/2003          69,940         101,833           78,153        111,114
   2/28/2003          69,045          98,659           76,069        107,756
   3/31/2003          68,368         100,694           77,221        109,144
   4/30/2003          75,554         109,016           84,529        119,492
   5/31/2003          83,970         120,133           94,055        132,316
   6/30/2003          85,658         124,204           95,867        134,710
   7/31/2003          91,611         131,466          103,115        143,139
   8/31/2003          98,913         138,438          108,653        149,702
   9/30/2003          96,440         135,037          105,903        146,938
  10/31/2003         104,415         147,289          115,051        159,278
  11/30/2003         107,892         151,211          118,802        164,930
  12/31/2003         103,631         151,426          119,334        168,276
   1/31/2004         111,040         158,511          125,603        175,587
   2/29/2004         106,665         157,915          125,408        177,161
   3/31/2004         106,217         156,824          125,994        178,812
   4/30/2004         101,618         149,160          119,670        169,696
   5/31/2004         104,870         152,272          122,050        172,397
   6/30/2004         109,023         156,613          126,111        179,657
   7/31/2004          99,025         142,796          114,792        167,560
   8/31/2004          94,757         138,170          112,320        166,699
   9/30/2004         100,594         146,064          118,531        174,525
  10/31/2004         101,942         150,159          121,411        177,960
  11/30/2004         107,784         160,674          131,674        193,396
  12/31/2004         113,399         167,766          136,406        199,120
   1/31/2005         111,494         161,416          130,261        190,812
   2/28/2005         113,512         164,605          132,049        194,044
   3/31/2005         110,254         159,074          127,096        188,490
   4/30/2005         104,532         150,187          119,007        177,695
   5/31/2005         111,943         160,140          127,398        189,325
   6/30/2005         117,216         165,737          131,517        196,628
   7/31/2005         124,847         175,850          140,710        209,085
   8/31/2005         123,161         172,813          138,727        205,209
   9/30/2005         124,393         173,752          139,826        205,852
  10/31/2005         118,783         167,867          134,659        199,461
  11/30/2005         125,850         176,867          142,283        209,144
  12/31/2005         125,511         176,718          142,071        208,188
   1/31/2006         140,446         191,121          155,775        226,857
   2/28/2006         138,873         190,374          154,945        226,232
   3/31/2006         146,734         198,307          162,475        237,208
   4/30/2006         146,616         198,975          162,006        237,169
   5/31/2006         137,526         186,594          150,605        223,850
   6/30/2006         135,614         185,040          150,696        225,289
   7/31/2006         129,105         174,949          142,868        217,959
   8/31/2006         133,146         178,473          147,052        224,412
   9/30/2006         134,717         180,804          148,048        226,280


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

/s/ Joseph Katz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
Manager since April 2000
                           Manager since April 2000


 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index which tracks stocks of 2,000 of the smallest US companies
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin: 1/2/98
 EXPENSE RATIO | Institutional: 0.89%; Retail: 1.15%; Admin: 1.40%
 TOTAL NET ASSETS | $798.8 million

PORTFOLIO REVIEW
In general, small-cap stock fund managers had difficulty keeping pace with the Russell benchmarks throughout the past several quarters, as typically underweighted sectors, such as REITs (real estate investment trusts) and utilities, were exceptionally strong performers. In addition, sharp reversals from sectors that formerly led the market, including energy and producer durables, caught many managers off guard. Defying conventional wisdom, small-cap consumer discretionary stocks performed well during the quarter ended September 30, 2006, despite fears of higher gasoline and energy prices and a deteriorating housing market. An additional challenge came from the annual rebalancing of the Russell indexes at the end of June, which resulted in a significant reduction in energy and producer durables stocks within the Russell 2000 Value Index, just as those sectors were poised to underperform during the third quarter.

Many of these factors, along with relatively weak stock selections in the technology and financial services sectors, negatively influenced the Fund's return versus its Benchmark, the Russell 2000 Value Index, for the fiscal year ended September 30, 2006. Nevertheless, our timely reductions in energy and materials holdings earlier in the year, strong stock selections within the transportation sector, and a healthy representation in recovering technology stocks helped performance relative to our peer group.

Our financial services, materials and processing, and technology holdings contributed positively to the Fund's absolute return. REITs drove performance in the financials sector, as investors sought exposure to the continued rebound in commercial real estate and to higher-yielding and defensive investments. Materials and processing stocks were exceptionally strong early in the period, as non-residential construction and global infrastructure spending pushed commodity prices higher. Technology stocks were predictably volatile but climbed higher during the period.

Energy, healthcare and consumer staples were the Fund's weakest sectors. In recent months, energy stocks reversed their previous trend of market-leading appreciation, as natural gas and oil prices declined on concerns about global economic slowing. Although the healthcare and consumer staples sectors posted positive returns, these defensive sectors lagged the more cyclical segments of the market.

We made modest changes in the Fund's sector weightings, with steady reductions in "late-cycle," or economically sensitive sectors, including materials and processing, energy, and producer durables, as well as additions to the consumer discretionary, financial services, and technology sectors. We expect capital-spending trends to remain solid for the near term, driven by global infrastructure expansion combined with strong corporate balance sheets and healthy cash flows across many economic sectors. Nevertheless, we believe valuations across many industries are not as attractive as they were in previous quarters. Our exposure to the consumer discretionary sector remains below average, but it is now closer to the Benchmark weight. Recent declines in interest rates and lower gasoline and energy prices may remove some pressure on consumers, but we continue to monitor the housing market as a key risk factor.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we expected it would. We believe the rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we expect both to remain at healthy levels. Based on these measures, we think the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and Fed intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we believe the market could advance at the higher end of our 5%-10% forecast.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                       SINCE
                    1 YEAR   5 YEARS   10 YEARS   INCEPTION(a)(b)
                    ----------------------------------------------
                     LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                    11.17%    14.34%    12.34%         14.90%
                    ----------------------------------------------
                     LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                    10.87     14.05     12.06          14.71
                    ----------------------------------------------
                     LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                    10.59     13.77     11.70          14.35
                    ----------------------------------------------
                     RUSSELL 2000 VALUE INDEX(c)
                    14.01     16.96     13.38          14.77
                    ----------------------------------------------
                     RUSSELL 2000 INDEX(c)
                     9.92     13.78      9.06          11.40
                    ----------------------------------------------
                     LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                     6.96     13.18      9.85            N/A
                    ----------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2006(d)(e)


                                     [CHART]

                Loomis
                Sayles       Lipper Small     Russell
                Small Cap     -Cap Core        Midcap
               Value Fund    Funds Index     Growth Index    Russell 2000 Index
               ----------    -----------     ------------    ------------------
   5/13/1991      $100,000                     $100,000           $100,000
   5/31/1991       102,200                      104,691            104,767
   6/30/1991        98,603                       99,789             98,661
   7/31/1991       106,402                      102,381            102,123
   8/31/1991       114,499                      105,488            105,903
   9/30/1991       114,602                      105,611            106,733
  10/31/1991       116,906                      106,811            109,555
  11/30/1991       114,007                      102,477            104,488
  12/31/1991       130,480         $100,000     109,121            112,855
   1/31/1992       143,750          106,378     118,250            122,000
   2/29/1992       151,800          109,427     123,890            125,558
   3/31/1992       143,649          105,725     122,542            121,309
   4/30/1992       136,337          102,146     120,845            117,059
   5/31/1992       136,541          101,930     124,131            118,615
   6/30/1992       124,635           98,333     120,111            113,006
   7/31/1992       128,087          101,022     124,636            116,938
   8/31/1992       123,912           99,368     122,207            113,638
   9/30/1992       125,275           99,851     124,514            116,259
  10/31/1992       129,246          103,578     127,420            119,954
  11/30/1992       141,576          110,820     135,304            129,133
  12/31/1992       147,621          115,026     140,915            133,632
   1/31/1993       154,382          118,409     148,392            138,155
   2/28/1993       150,832          115,704     148,985            134,964
   3/31/1993       157,136          118,864     154,636            139,343
   4/30/1993       153,129          114,981     150,920            135,518
   5/31/1993       159,668          119,286     155,667            141,515
   6/30/1993       160,466          120,206     157,142            142,398
   7/31/1993       164,366          121,322     159,840            144,364
   8/31/1993       173,192          124,960     166,089            150,600
   9/30/1993       181,107          126,979     170,067            154,850
  10/31/1993       186,033          129,668     173,958            158,836
  11/30/1993       178,927          126,466     169,426            153,608
  12/31/1993       184,062          130,135     174,415            158,860
   1/31/1994       187,964          133,575     180,640            163,841
   2/28/1994       185,107          133,322     180,117            163,248
   3/31/1994       174,426          128,136     172,034            154,629
   4/30/1994       172,473          127,918     173,729            155,548
   5/31/1994       169,868          128,241     173,480            153,802
   6/30/1994       165,825          124,078     168,954            148,579
   7/31/1994       166,738          125,868     172,076            151,020
   8/31/1994       174,558          131,665     178,849            159,435
   9/30/1994       174,435          131,900     176,951            158,902
  10/31/1994       173,267          132,587     173,713            158,274
  11/30/1994       166,371          129,228     166,705            151,882
  12/31/1994       168,800          130,347     171,722            155,963
   1/31/1995       169,323          131,692     170,880            153,995
   2/28/1995       175,893          136,935     177,203            160,401
   3/31/1995       180,096          139,835     178,080            163,164
   4/30/1995       180,619          142,185     183,375            166,792
   5/31/1995       184,303          143,911     187,303            169,659
   6/30/1995       189,298          149,643     193,703            178,461
   7/31/1995       201,905          157,915     200,770            188,740
   8/31/1995       211,617          163,166     206,735            192,645
   9/30/1995       215,553          165,959     209,821            196,085
  10/31/1995       204,387          160,089     201,441            187,316
  11/30/1995       214,239          164,875     209,447            195,186
  12/31/1995       222,958          170,421     215,935            200,336
   1/31/1996       223,404          171,668     217,368            200,120
   2/29/1996       234,619          177,751     220,775            206,358
   3/31/1996       240,015          182,202     225,409            210,558
   4/30/1996       254,272          194,772     231,559            221,817
   5/31/1996       264,748          203,561     237,422            230,558
   6/30/1996       258,500          194,317     234,619            221,091
   7/31/1996       243,947          178,534     222,146            201,780
   8/31/1996       256,168          187,634     231,784            213,495
   9/30/1996       264,827          195,523     238,112            221,839
  10/31/1996       268,720          191,863     240,873            218,420
  11/30/1996       281,565          198,795     253,835            227,419
  12/31/1996       290,856          202,304     262,075            233,380
   1/31/1997       296,033          206,814     266,104            238,044
   2/28/1997       292,185          201,403     268,630            232,272
   3/31/1997       285,815          191,245     261,425            221,312
   4/30/1997       283,129          191,297     265,269            221,929
   5/31/1997       313,905          211,698     286,388            246,618
   6/30/1997       328,627          223,668     300,881            257,187
   7/31/1997       347,457          237,128     313,510            269,155
   8/31/1997       354,719          242,928     318,487            275,313
   9/30/1997       375,860          261,159     339,665            295,465
  10/31/1997       364,021          250,761     330,430            282,485
  11/30/1997       362,674          247,548     334,051            280,658
  12/31/1997       366,409          247,282     345,374            285,570
   1/31/1998       358,348          243,664     339,125            281,064
   2/28/1998       383,720          261,855     359,627            301,846
   3/31/1998       400,833          274,198     374,214            314,295
   4/30/1998       399,070          276,836     376,063            316,034
   5/31/1998       381,950          262,465     362,750            299,014
   6/30/1998       377,023          261,524     360,701            299,643
   7/31/1998       352,629          242,656     332,448            275,385
   8/31/1998       292,224          195,759     280,384            221,911
   9/30/1998       306,981          203,993     296,218            239,277
  10/31/1998       323,128          212,366     305,014            249,036
  11/30/1998       341,417          224,207     313,270            262,084
  12/31/1998       362,449          238,290     323,093            278,302
   1/31/1999       345,450          236,503     315,760            282,000
   2/28/1999       321,061          217,184     294,201            259,160
   3/31/1999       321,254          218,170     291,774            263,206
   4/30/1999       347,436          232,906     318,410            286,791
   5/31/1999       354,419          237,725     328,197            290,980
   6/30/1999       370,794          251,463     340,080            304,138
   7/31/1999       366,196          250,089     332,009            295,793
   8/31/1999       354,001          240,919     319,873            284,846
   9/30/1999       346,213          240,732     313,478            284,908
  10/31/1999       342,820          242,827     307,205            286,062
  11/30/1999       349,951          258,481     308,797            303,142
  12/31/1999       363,774          286,363     318,285            337,458
   1/31/2000       350,278          280,860     309,962            332,039
   2/29/2000       375,043          320,461     328,907            386,870
   3/31/2000       396,308          315,903     330,449            361,364
   4/30/2000       397,140          298,337     332,405            339,619
   5/31/2000       380,142          285,654     327,333            319,825
   6/30/2000       392,611          310,851     336,897            347,705
   7/31/2000       399,168          301,188     348,122            336,518
   8/31/2000       424,116          328,020     363,686            362,194
   9/30/2000       417,754          319,591     361,624            351,549
  10/31/2000       425,524          309,977     360,340            335,856
  11/30/2000       411,865          279,108     353,005            301,380
  12/31/2000       448,109          306,218     390,935            327,263
   1/31/2001       460,566          317,118     401,726            344,302
   2/28/2001       448,776          296,974     401,171            321,711
   3/31/2001       432,620          282,934     394,737            305,974
   4/30/2001       456,414          305,475     413,008            329,910
   5/31/2001       469,741          316,608     423,628            338,019
   6/30/2001       488,061          326,398     440,673            349,691
   7/31/2001       490,892          318,836     430,791            330,762
   8/31/2001       485,198          309,914     429,298            320,079
   9/30/2001       433,912          269,307     381,908            276,992
  10/31/2001       449,186          285,306     391,883            293,202
  11/30/2001       476,541          306,508     420,042            315,901
  12/31/2001       510,233          328,037     445,759            335,399
   1/31/2002       509,519          324,150     451,676            331,911
   2/28/2002       513,900          315,495     454,426            322,814
   3/31/2002       543,758          339,737     488,458            348,760
   4/30/2002       545,226          341,406     505,653            351,938
   5/31/2002       535,194          328,681     488,929            336,318
   6/30/2002       517,319          310,271     478,104            319,631
   7/31/2002       449,808          268,099     407,068            271,357
   8/31/2002       457,140          269,520     405,259            270,666
   9/30/2002       422,672          250,441     376,311            251,228
  10/31/2002       429,773          259,342     381,972            259,283
  11/30/2002       451,304          278,480     412,454            282,423
  12/31/2002       442,730          264,951     394,831            266,698
   1/31/2003       431,219          257,203     383,714            259,316
   2/28/2003       421,904          249,172     370,815            251,481
   3/31/2003       423,128          251,276     374,775            254,719
   4/30/2003       457,867          272,199     410,373            278,871
   5/31/2003       486,483          296,112     452,274            308,797
   6/30/2003       496,748          302,929     459,937            314,386
   7/31/2003       515,823          318,463     482,874            334,057
   8/31/2003       535,373          332,265     501,216            349,373
   9/30/2003       521,935          325,049     495,467            342,924
  10/31/2003       565,204          350,592     535,868            371,722
  11/30/2003       581,651          363,222     556,438            384,913
  12/31/2003       595,611          373,322     576,561            392,722
   1/31/2004       609,191          385,150     596,497            409,784
   2/29/2004       621,009          391,852     608,047            413,458
   3/31/2004       631,318          396,101     616,456            417,311
   4/30/2004       609,474          382,487     584,576            396,035
   5/31/2004       614,228          385,816     591,632            402,338
   6/30/2004       641,561          402,286     621,681            419,282
   7/31/2004       614,936          381,089     593,102            391,050
   8/31/2004       623,730          377,755     598,920            389,041
   9/30/2004       646,309          396,540     622,610            407,304
  10/31/2004       652,578          403,034     632,282            415,322
  11/30/2004       697,214          434,862     688,389            451,346
  12/31/2004       725,661          441,891     704,820            464,706
   1/31/2005       701,714          429,079     677,555            445,317
   2/28/2005       716,450          439,104     691,009            452,860
   3/31/2005       706,133          428,047     676,783            439,896
   4/30/2005       671,391          404,934     641,872            414,704
   5/31/2005       701,402          426,635     681,020            441,846
   6/30/2005       727,284          441,175     711,135            458,889
   7/31/2005       770,121          467,394     751,599            487,962
   8/31/2005       756,798          463,075     734,343            478,915
   9/30/2005       762,626          467,493     733,130            480,417
  10/31/2005       743,712          453,141     714,716            465,500
  11/30/2005       771,527          473,848     743,709            488,098
  12/31/2005       770,987          475,286     738,000            485,868
   1/31/2006       833,746          511,500     799,026            529,437
   2/28/2006       836,497          508,119     798,972            527,979
   3/31/2006       870,208          530,500     837,670            553,595
   4/30/2006       873,863          534,486     839,910            553,505
   5/31/2006       845,724          508,686     805,131            522,420
   6/30/2006       848,177          505,230     815,021            525,779
   7/31/2006       820,950          488,072     803,718            508,671
   8/31/2006       836,548          497,727     827,742            523,731
   9/30/2006       847,842          500,052     835,821            528,091


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 11 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]

Mark Shank
Manager since June 2003

[PHOTO]


                              DAVID SOWERBY, CFA
                           Manager since August 2005

 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of US federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $9.1 million

PORTFOLIO REVIEW
The Fund outperformed its benchmark, the S&P 500 Index, for the fiscal year ended September 30, 2006, primarily due to our stock selection efforts, which focused on high-quality companies with accelerating business models. In addition, overweights in the industrials and materials sectors helped the Fund outpace its Benchmark for the period.

We continued to emphasize market sectors in which we believe companies demonstrate earnings leverage. For example, we increased the Fund's weighting in technology, where we identified stocks that exhibited attractive valuations and strong earnings-growth potential in our opinion. We added to existing positions and established new positions in Corning, Hewlett-Packard, QUALCOMM and Texas Instruments. We also decreased the Fund's weightings in consumer discretionary and financials because we were concerned about future earnings growth for Target, Viacom and Wells Fargo, all three of which were sold.

The financials, industrials and materials sectors had the greatest impact on the Fund's performance for the period. In the industrials and materials sectors, the Fund benefited from its emphasis on these areas and from favorable stock selections. Specific holdings that had the greatest positive impact included United Technologies, ARAMARK, Dover and Danaher, and materials stocks Praxair and Ecolab. We sold ARAMARK at a profit. Strong performance from Bear Stearns, Franklin Resources and Goldman Sachs compensated for our underweight in financial stocks.

The Fund's healthcare and energy holdings detracted most from performance. Energy was one of the weakest sectors within the S&P 500 Index for fiscal 2006. The Fund was approximately equal-weighted in energy, but poor performance from ConocoPhillips and Devon Energy compounded the decline. We overweighted healthcare, but poor performance from the Fund's positions in Kinetic Concepts and Medtronic were primarily responsible for the Fund's underperformance. Kinetic Concepts was sold.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we believed it would. The rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we think both should remain at healthy levels. Based on these measures, we believe the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and Fed intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we think the market could reach the higher end of our 5%-10% forecast.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                         SINCE             SINCE
           1 YEAR 5 YEARS 10 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
           ----------------------------------------------------------

            LOOMIS SAYLES TAX-MANAGED EQUITY: INSTITUTIONAL
           11.32%  6.98%   10.33%         9.25%            10.14%
           ----------------------------------------------------------

            RETURN AFTER TAXES ON DISTRIBUTIONS(c)
           11.09   6.64     7.31          6.17              7.39
           ----------------------------------------------------------

            RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
            SHARES(c)
            7.35   5.85     7.35          6.32              7.37
           ----------------------------------------------------------

            S&P 500 INDEX(c)
           10.79   6.97     8.59          7.30              9.61
           ----------------------------------------------------------

            LIPPER LARGE-CAP CORE FUNDS INDEX(c)
            9.63   5.75     7.29          6.32              8.22
           ----------------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2006(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
            Managed Equity Fund   S&P 500 Index(b)(c)    Core Funds Index(b)(c)
            -------------------   ------------------     ----------------------
   3/7/1997    $25,000                  $25,000                  $25,000
  3/31/1997     23,940                   23,973                   23,930
  4/30/1997     25,001                   25,404                   25,255
  5/31/1997     26,041                   26,951                   26,788
  6/30/1997     26,468                   28,158                   27,950
  7/31/1997     28,508                   30,399                   30,157
  8/31/1997     27,225                   28,696                   28,623
  9/30/1997     28,184                   30,267                   30,096
 10/31/1997     27,268                   29,256                   29,168
 11/30/1997     27,390                   30,611                   30,121
 12/31/1997     27,062                   31,136                   30,668
  1/31/1998     27,503                   31,481                   30,971
  2/28/1998     29,533                   33,751                   33,166
  3/31/1998     31,012                   35,480                   34,806
  4/30/1998     31,629                   35,837                   35,159
  5/31/1998     30,725                   35,221                   34,559
  6/30/1998     31,674                   36,651                   36,200
  7/31/1998     31,918                   36,261                   35,908
  8/31/1998     27,261                   31,018                   30,534
  9/30/1998     29,998                   33,005                   32,051
 10/31/1998     31,255                   35,690                   34,455
 11/30/1998     32,755                   37,853                   36,505
 12/31/1998     36,322                   40,035                   38,928
  1/31/1999     37,525                   41,709                   40,290
  2/28/1999     36,264                   40,412                   39,045
  3/31/1999     38,316                   42,029                   40,616
  4/30/1999     39,431                   43,657                   41,704
  5/31/1999     38,844                   42,626                   40,598
  6/30/1999     41,396                   44,992                   42,863
  7/31/1999     41,189                   43,587                   41,606
  8/31/1999     40,691                   43,371                   41,181
  9/30/1999     39,486                   42,182                   40,065
 10/31/1999     40,015                   44,852                   42,520
 11/30/1999     40,279                   45,763                   43,563
 12/31/1999     43,063                   48,459                   46,461
  1/31/2000     41,775                   46,024                   44,582
  2/29/2000     43,993                   45,153                   44,568
  3/31/2000     48,296                   49,570                   48,443
  4/30/2000     48,296                   48,079                   46,861
  5/31/2000     48,962                   47,092                   45,667
  6/30/2000     48,252                   48,253                   47,339
  7/31/2000     47,321                   47,499                   46,601
  8/31/2000     51,045                   50,449                   49,816
  9/30/2000     49,494                   47,786                   47,163
 10/31/2000     49,449                   47,584                   46,617
 11/30/2000     48,208                   43,832                   42,517
 12/31/2000     50,556                   44,047                   43,037
  1/31/2001     48,442                   45,609                   44,256
  2/28/2001     47,304                   41,451                   40,138
  3/31/2001     45,785                   38,825                   37,674
  4/30/2001     47,411                   41,842                   40,537
  5/31/2001     47,790                   42,122                   40,765
  6/30/2001     45,998                   41,097                   39,682
  7/31/2001     45,510                   40,692                   39,107
  8/31/2001     43,667                   38,145                   36,804
  9/30/2001     41,606                   35,065                   34,011
 10/31/2001     42,309                   35,733                   34,812
 11/30/2001     43,828                   38,474                   37,093
 12/31/2001     44,648                   38,811                   37,514
  1/31/2002     44,259                   38,245                   36,922
  2/28/2002     44,096                   37,507                   36,303
  3/31/2002     46,195                   38,918                   37,539
  4/30/2002     45,423                   36,559                   35,576
  5/31/2002     45,201                   36,289                   35,317
  6/30/2002     42,773                   33,704                   32,878
  7/31/2002     39,903                   31,078                   30,434
  8/31/2002     39,740                   31,281                   30,685
  9/30/2002     37,423                   27,881                   27,705
 10/31/2002     38,804                   30,335                   29,857
 11/30/2002     39,964                   32,121                   31,191
 12/31/2002     38,873                   30,234                   29,548
  1/31/2003     37,652                   29,442                   28,772
  2/28/2003     37,430                   29,000                   28,391
  3/31/2003     37,542                   29,282                   28,630
  4/30/2003     39,926                   31,694                   30,740
  5/31/2003     41,867                   33,363                   32,229
  6/30/2003     41,921                   33,789                   32,548
  7/31/2003     42,642                   34,385                   33,061
  8/31/2003     43,474                   35,055                   33,700
  9/30/2003     42,474                   34,683                   33,264
 10/31/2003     44,360                   36,645                   34,892
 11/30/2003     44,750                   36,968                   35,185
 12/31/2003     46,804                   38,906                   36,877
  1/31/2004     47,998                   39,620                   37,398
  2/29/2004     48,962                   40,171                   37,840
  3/31/2004     48,678                   39,565                   37,247
  4/30/2004     47,997                   38,944                   36,668
  5/31/2004     48,222                   39,478                   37,041
  6/30/2004     49,414                   40,246                   37,704
  7/31/2004     47,373                   38,914                   36,369
  8/31/2004     47,089                   39,071                   36,392
  9/30/2004     48,167                   39,495                   36,809
 10/31/2004     48,282                   40,098                   37,307
 11/30/2004     50,325                   41,720                   38,723
 12/31/2004     51,351                   43,140                   39,934
  1/31/2005     51,069                   42,089                   39,031
  2/28/2005     51,810                   42,974                   39,759
  3/31/2005     50,841                   42,213                   39,031
  4/30/2005     49,417                   41,413                   38,162
  5/31/2005     50,727                   42,730                   39,397
  6/30/2005     50,498                   42,791                   39,532
  7/31/2005     52,493                   44,382                   40,938
  8/31/2005     51,811                   43,977                   40,563
  9/30/2005     52,381                   44,334                   41,032
 10/31/2005     51,296                   43,595                   40,540
 11/30/2005     52,948                   45,243                   42,093
 12/31/2005     53,213                   45,259                   42,217
  1/31/2006     54,703                   46,457                   43,399
  2/28/2006     55,217                   46,584                   43,205
  3/31/2006     56,018                   47,163                   43,986
  4/30/2006     56,533                   47,797                   44,443
  5/31/2006     54,984                   46,421                   43,096
  6/30/2006     54,984                   46,484                   43,132
  7/31/2006     55,842                   46,771                   42,985
  8/31/2006     56,931                   47,884                   44,051
  9/30/2006     58,303                   49,118                   44,982















































































































 INCEPTION TO SEPTEMBER 30, 2006(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
             Managed Equity Fund   S&P 500 Index(b)(c)   Core Funds Index(b)(c)
             -------------------   -------------------   ---------------------
   10/1/1995       $25,000            $25,000                   $25,000
  10/31/1995        24,500             24,911                    24,884
  11/30/1995        25,100             26,004                    25,856
  12/31/1995        25,105             26,505                    26,247
   1/31/1996        25,080             27,407                    27,019
   2/29/1996        25,532             27,661                    27,348
   3/31/1996        25,532             27,928                    27,597
   4/30/1996        26,109             28,339                    27,998
   5/31/1996        26,511             29,070                    28,557
   6/30/1996        26,336             29,181                    28,598
   7/31/1996        24,882             27,892                    27,430
   8/31/1996        25,708             28,480                    28,053
   9/30/1996        27,060             30,083                    29,507
  10/31/1996        27,712             30,913                    30,094
  11/30/1996        29,716             33,250                    32,045
  12/31/1996        29,024             32,591                    31,454
   1/31/1997        30,843             34,627                    33,174
   2/28/1997        30,591             34,898                    33,134
   3/31/1997        29,707             33,464                    31,715
   4/30/1997        31,022             35,462                    33,472
   5/31/1997        32,313             37,621                    35,503
   6/30/1997        32,843             39,307                    37,043
   7/31/1997        35,375             42,434                    39,969
   8/31/1997        33,783             40,057                    37,935
   9/30/1997        34,972             42,251                    39,888
  10/31/1997        33,836             40,840                    38,658
  11/30/1997        33,988             42,730                    39,921
  12/31/1997        33,580             43,464                    40,646
   1/31/1998        34,128             43,945                    41,047
   2/28/1998        36,646             47,114                    43,957
   3/31/1998        38,482             49,527                    46,131
   4/30/1998        39,248             50,025                    46,598
   5/31/1998        38,126             49,165                    45,802
   6/30/1998        39,304             51,162                    47,978
   7/31/1998        39,606             50,618                    47,591
   8/31/1998        33,828             43,299                    40,468
   9/30/1998        37,224             46,073                    42,479
  10/31/1998        38,784             49,821                    45,666
  11/30/1998        40,645             52,841                    48,381
  12/31/1998        45,072             55,885                    51,594
   1/31/1999        46,563             58,222                    53,398
   2/28/1999        44,999             56,413                    51,749
   3/31/1999        47,546             58,670                    53,831
   4/30/1999        48,929             60,942                    55,273
   5/31/1999        48,200             59,503                    53,807
   6/30/1999        51,367             62,805                    56,809
   7/31/1999        51,110             60,844                    55,142
   8/31/1999        50,492             60,543                    54,580
   9/30/1999        48,997             58,883                    53,101
  10/31/1999        49,654             62,609                    56,354
  11/30/1999        49,982             63,882                    57,737
  12/31/1999        53,435             67,645                    61,577
   1/31/2000        51,838             64,246                    59,087
   2/29/2000        54,590             63,030                    59,068
   3/31/2000        59,929             69,196                    64,204
   4/30/2000        59,929             67,114                    62,108
   5/31/2000        60,756             65,737                    60,526
   6/30/2000        59,875             67,358                    62,741
   7/31/2000        58,720             66,305                    61,763
   8/31/2000        63,341             70,423                    66,024
   9/30/2000        61,415             66,705                    62,508
  10/31/2000        61,360             66,423                    61,784
  11/30/2000        59,820             61,187                    56,350
  12/31/2000        62,733             61,486                    57,040
   1/31/2001        60,111             63,667                    58,655
   2/28/2001        58,698             57,862                    53,196
   3/31/2001        56,814             54,197                    49,931
   4/30/2001        58,831             58,408                    53,725
   5/31/2001        59,302             58,800                    54,028
   6/30/2001        57,078             57,368                    52,593
   7/31/2001        56,473             56,804                    51,831
   8/31/2001        54,186             53,248                    48,779
   9/30/2001        51,628             48,948                    45,077
  10/31/2001        52,500             49,881                    46,139
  11/30/2001        54,385             53,707                    49,161
  12/31/2001        55,402             54,178                    49,719
   1/31/2002        54,920             53,387                    48,935
   2/28/2002        54,717             52,358                    48,115
   3/31/2002        57,322             54,327                    49,752
   4/30/2002        56,364             51,033                    47,150
   5/31/2002        56,088             50,657                    46,807
   6/30/2002        53,076             47,049                    43,575
   7/31/2002        49,515             43,382                    40,336
   8/31/2002        49,312             43,666                    40,668
   9/30/2002        46,437             38,920                    36,719
  10/31/2002        48,150             42,346                    39,572
  11/30/2002        49,590             44,838                    41,338
  12/31/2002        48,236             42,204                    39,162
   1/31/2003        46,722             41,099                    38,134
   2/28/2003        46,446             40,482                    37,628
   3/31/2003        46,585             40,875                    37,945
   4/30/2003        49,544             44,242                    40,741
   5/31/2003        51,951             46,573                    42,715
   6/30/2003        52,019             47,167                    43,137
   7/31/2003        52,914             47,999                    43,817
   8/31/2003        53,945             48,935                    44,665
   9/30/2003        52,705             48,415                    44,087
  10/31/2003        55,045             51,154                    46,244
  11/30/2003        55,529             51,604                    46,633
  12/31/2003        58,078             54,310                    48,876
   1/31/2004        59,559             55,307                    49,566
   2/29/2004        60,756             56,076                    50,151
   3/31/2004        60,404             55,230                    49,366
   4/30/2004        59,558             54,363                    48,599
   5/31/2004        59,838             55,109                    49,093
   6/30/2004        61,316             56,181                    49,971
   7/31/2004        58,784             54,321                    48,201
   8/31/2004        58,431             54,541                    48,233
   9/30/2004        59,769             55,132                    48,785
  10/31/2004        59,912             55,974                    49,445
  11/30/2004        62,447             58,239                    51,322
  12/31/2004        63,721             60,220                    52,926
   1/31/2005        63,370             58,753                    51,730
   2/28/2005        64,289             59,989                    52,695
   3/31/2005        63,087             58,927                    51,730
   4/30/2005        61,320             57,809                    50,578
   5/31/2005        62,945             59,649                    52,215
   6/30/2005        62,662             59,733                    52,394
   7/31/2005        65,137             61,955                    54,257
   8/31/2005        64,291             61,389                    53,760
   9/30/2005        64,998             61,887                    54,382
  10/31/2005        63,652             60,855                    53,730
  11/30/2005        65,702             63,157                    55,788
  12/31/2005        66,030             63,178                    55,952
   1/31/2006        67,879             64,851                    57,519
   2/28/2006        68,517             65,027                    57,262
   3/31/2006        69,511             65,837                    58,296
   4/30/2006        70,150             66,721                    58,902
   5/31/2006        68,228             64,800                    57,118
   6/30/2006        68,228             64,888                    57,166
   7/31/2006        69,293             65,289                    56,970
   8/31/2006        70,644             66,842                    58,383
   9/30/2006        72,346             68,564                    59,617































































































































Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee waivers and reimbursements, without such waivers and reimbursements, performance would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 11 for a description of the Indices and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's initial minimum investment of $25,000.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES VALUE FUND

[PHOTO]


                               ARTHUR BARRY, CFA
                            Manager since July 2005

[PHOTO]

James Carroll
Manager since November 2002

/s/ Warren Koontz
                            Manager since June 2000

 FUND FACTS
 SYMBOL | Institutional: LSGIX;
 Retail: LSVRX
 OBJECTIVE | Long-term growth of capital and income
 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies, although it may invest in companies of any size
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 6/30/06
 EXPENSE RATIO | Institutional: 0.85%;
 Retail: 1.10%
 TOTAL NET ASSETS | $71.6 million

PORTFOLIO REVIEW
Our stock selection efforts helped the Fund significantly outperform its Benchmark, the Russell 1000 Value Index, for the fiscal year ended September 30, 2006. We continued to employ a disciplined, bottom-up stock selection process designed to identify stocks trading at significant discounts to their intrinsic value. We believe this strategy may result in attractive long-term investment returns, as stock prices gravitate toward the value of the underlying businesses over time. We believe we can find value in every sector, and our overweights represent our best ideas.

During the fiscal year, we increased the Fund's exposure to utilities by initiating positions in Embarq, a wire-line spin off from Sprint, and Entergy, a large, regulated utility in the South that has recovered nicely since last year's hurricane season. Earlier in the year, we also increased the Fund's weighting in the healthcare sector, adding Pfizer due to its earnings leverage and financial flexibility. At the same time, we decreased our energy weighting as oil and natural gas prices fell in the second half of the year.

Every sector made positive contributions to the Fund's fiscal-year performance. The strongest performers included the financials, utilities and consumer discretionary sectors. The Fund's position in JPMorgan Chase & Co. was primarily responsible for strong performance from the Fund's financial holdings. In addition to beating the market's earnings expectations, JPMorgan advanced on a strong investment management pipeline and excellent credit quality. The utilities sector's largest contributor was BellSouth; the stock rose sharply following AT&T's takeover offer. Several of the Fund's consumer discretionary holdings also bolstered performance. Specifically, Office Depot benefited from cost cutting measures; DIRECTV advanced on strong industry fundamentals and cash flows; and Federated Department Stores posted solid returns stemming from its acquisition of May Department Stores.

The energy sector was volatile due to the sharp correction in the price of key oil and natural gas benchmarks. Relative equity performance shifted in favor of more defensive sector participants, such as ExxonMobil, which we continue to hold, and other major, integrated producers. Most oil service and integrated oil companies also underperformed during the later part of the fiscal year. Detractors included Halliburton and ConocoPhillips.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we expected it would. The rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we expect both to remain at healthy levels. Based on these measures, we think the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and Fed intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we believe the market could advance at the higher end of our 5%-10% forecast.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                               SINCE
                      1 YEAR        5 YEARS     10 YEARS    INCEPTION(a)
                      --------------------------------------------------

                      LOOMIS SAYLES VALUE: INSTITUTIONAL
                      18.92%         11.31%       9.38%        11.01%
                      --------------------------------------------------

                      LOOMIS SAYLES VALUE: RETAIL(a)
                      18.61          11.02        9.00         10.41
                      --------------------------------------------------

                      RUSSELL 1000 VALUE INDEX(b)
                      14.62          10.73       11.20         12.75
                      --------------------------------------------------

                      LIPPER LARGE-CAP VALUE FUNDS INDEX(b)
                      12.59           8.01        8.60         10.72
                      --------------------------------------------------


CUMULATIVE PERFORMANCE


 INCEPTION TO SEPTEMBER 30, 2006(c)(d)


                                   [CHART]

                               Russell 1000       Lipper Large-Cap
             Loomis Sayles         Value             Value Funds
              Value Fund      Index(a)(b)(d)         Index(a)(b)
             -------------    --------------      -----------------
   5/13/1991     $100,000         $100,000            $100,000
   5/31/1991      105,500          103,721             104,178
   6/30/1991       99,497           99,351              98,936
   7/31/1991      102,800          103,502             103,543
   8/31/1991      105,298          105,371             106,080
   9/30/1991      102,497          104,581             105,274
  10/31/1991      102,897          106,319             107,264
  11/30/1991       96,199          100,860             102,764
  12/31/1991      107,156          109,312             113,886
   1/31/1992      110,617          109,496             113,049
   2/29/1992      112,951          112,182             115,088
   3/31/1992      110,308          110,549             112,511
   4/30/1992      112,845          115,324             114,580
   5/31/1992      113,048          115,886             115,467
   6/30/1992      110,606          115,175             112,930
   7/31/1992      115,075          119,370             117,320
   8/31/1992      111,714          115,701             114,916
   9/30/1992      112,530          117,299             116,271
  10/31/1992      113,543          117,404             117,054
  11/30/1992      119,844          121,257             121,870
  12/31/1992      122,241          124,162             123,741
   1/31/1993      124,992          127,760             125,160
   2/28/1993      126,154          132,219             126,382
   3/31/1993      128,488          136,124             130,055
   4/30/1993      125,096          134,378             127,630
   5/31/1993      127,848          137,081             131,080
   6/30/1993      127,746          140,118             131,672
   7/31/1993      126,788          141,662             131,283
   8/31/1993      131,872          146,779             136,593
   9/30/1993      131,133          147,025             137,084
  10/31/1993      133,992          146,902             139,445
  11/30/1993      132,089          143,848             137,227
  12/31/1993      136,752          146,595             140,156
   1/31/1994      142,003          152,106             144,725
   2/28/1994      140,583          146,919             141,245
   3/31/1994      134,777          141,443             135,380
   4/30/1994      137,513          144,155             137,064
   5/31/1994      139,040          145,822             139,042
   6/30/1994      134,771          142,329             135,692
   7/31/1994      139,475          146,761             139,650
   8/31/1994      145,611          150,983             145,312
   9/30/1994      140,573          145,980             141,527
  10/31/1994      140,348          148,017             143,846
  11/30/1994      133,780          142,048             138,841
  12/31/1994      135,533          143,698             140,414
   1/31/1995      138,406          148,122             142,943
   2/28/1995      145,990          153,985             148,258
   3/31/1995      149,903          157,372             151,734
   4/30/1995      155,524          162,349             156,145
   5/31/1995      162,181          169,168             161,933
   6/30/1995      163,332          171,460             165,446
   7/31/1995      169,653          177,429             170,676
   8/31/1995      170,569          179,936             171,713
   9/30/1995      175,959          186,443             177,881
  10/31/1995      171,596          184,592             176,458
  11/30/1995      179,403          193,941             184,102
  12/31/1995      183,278          198,815             187,091
   1/31/1996      188,685          205,010             192,845
   2/29/1996      190,327          206,560             195,012
   3/31/1996      192,344          210,072             197,121
   4/30/1996      192,344          210,880             199,801
   5/31/1996      195,999          213,517             203,502
   6/30/1996      196,371          213,691             203,620
   7/31/1996      189,203          205,615             195,633
   8/31/1996      193,725          211,496             200,717
   9/30/1996      203,373          219,903             210,552
  10/31/1996      208,925          228,405             214,999
  11/30/1996      223,508          244,968             230,400
  12/31/1996      222,077          241,842             226,502
   1/31/1997      233,759          253,566             237,933
   2/28/1997      235,325          257,292             239,840
   3/31/1997      227,347          248,041             230,675
   4/30/1997      235,327          258,462             240,938
   5/31/1997      249,565          272,900             254,822
   6/30/1997      261,818          284,607             265,456
   7/31/1997      284,675          306,019             285,462
   8/31/1997      275,679          295,116             273,249
   9/30/1997      289,739          312,953             287,234
  10/31/1997      279,019          304,209             278,568
  11/30/1997      287,278          317,659             287,704
  12/31/1997      286,962          326,932             290,996
   1/31/1998      287,622          322,306             291,413
   2/28/1998      306,662          344,004             310,584
   3/31/1998      315,923          365,045             324,387
   4/30/1998      318,514          367,486             327,685
   5/31/1998      312,972          362,037             322,110
   6/30/1998      312,471          366,677             328,135
   7/31/1998      298,472          360,206             322,445
   8/31/1998      256,507          306,601             278,440
   9/30/1998      274,078          324,199             291,822
  10/31/1998      297,347          349,311             315,192
  11/30/1998      307,605          365,585             331,279
  12/31/1998      317,172          378,028             344,076
   1/31/1999      316,442          381,047             349,796
   2/28/1999      307,107          375,669             341,785
   3/31/1999      318,286          383,443             352,161
   4/30/1999      341,171          419,257             372,913
   5/31/1999      339,158          414,648             366,547
   6/30/1999      347,773          426,687             382,705
   7/31/1999      334,940          414,195             371,840
   8/31/1999      320,839          398,823             365,064
   9/30/1999      302,904          384,885             351,561
  10/31/1999      314,263          407,038             368,492
  11/30/1999      312,283          403,855             369,777
  12/31/1999      312,970          405,805             381,164
   1/31/2000      299,481          392,566             365,052
   2/29/2000      275,403          363,400             349,700
   3/31/2000      303,218          407,740             381,722
   4/30/2000      301,975          402,995             377,472
   5/31/2000      307,169          407,244             377,754
   6/30/2000      299,920          388,631             373,583
   7/31/2000      298,660          393,498             371,895
   8/31/2000      318,790          415,393             393,420
   9/30/2000      313,817          419,197             387,209
  10/31/2000      325,648          429,494             390,302
  11/30/2000      318,581          413,552             373,573
  12/31/2000      335,976          434,271             388,615
   1/31/2001      340,377          435,941             391,848
   2/28/2001      331,153          423,819             372,962
   3/31/2001      318,768          408,842             358,467
   4/30/2001      334,100          428,893             378,777
   5/31/2001      339,546          438,527             384,873
   6/30/2001      333,672          428,801             374,414
   7/31/2001      330,936          427,889             371,863
   8/31/2001      318,559          410,750             354,446
   9/30/2001      291,705          381,841             326,785
  10/31/2001      293,805          378,555             328,915
  11/30/2001      310,082          400,562             350,014
  12/31/2001      316,996          409,997             355,289
   1/31/2002      314,175          406,838             348,734
   2/28/2002      312,667          407,491             346,804
   3/31/2002      323,266          426,770             362,115
   4/30/2002      315,282          412,133             346,679
   5/31/2002      317,457          414,199             347,146
   6/30/2002      294,315          390,417             322,938
   7/31/2002      269,651          354,124             295,042
   8/31/2002      272,887          356,798             297,028
   9/30/2002      241,532          317,126             262,697
  10/31/2002      258,826          340,621             281,973
  11/30/2002      274,821          362,079             299,650
  12/31/2002      264,076          346,352             285,380
   1/31/2003      257,976          337,968             278,585
   2/28/2003      247,940          328,958             271,616
   3/31/2003      246,626          329,504             271,441
   4/30/2003      266,677          358,508             294,358
   5/31/2003      286,278          381,650             312,476
   6/30/2003      291,288          386,422             316,052
   7/31/2003      292,802          392,176             320,454
   8/31/2003      298,688          398,287             325,869
   9/30/2003      294,536          394,401             322,209
  10/31/2003      309,145          418,538             339,986
  11/30/2003      315,235          424,216             344,168
  12/31/2003      333,330          450,364             365,279
   1/31/2004      337,729          458,283             370,813
   2/29/2004      345,227          468,105             378,633
   3/31/2004      344,122          464,008             374,103
   4/30/2004      337,722          452,668             367,208
   5/31/2004      343,024          457,284             369,891
   6/30/2004      349,644          468,089             378,034
   7/31/2004      344,574          461,496             368,935
   8/31/2004      345,884          468,059             371,608
   9/30/2004      351,625          475,314             375,999
  10/31/2004      355,388          483,215             380,005
  11/30/2004      374,330          507,646             396,504
  12/31/2004      383,726          524,645             409,095
   1/31/2005      379,466          515,333             401,162
   2/28/2005      390,888          532,411             412,419
   3/31/2005      386,198          525,106             405,716
   4/30/2005      379,246          515,701             397,685
   5/31/2005      388,424          528,116             406,985
   6/30/2005      395,377          533,898             411,112
   7/31/2005      413,050          549,345             424,509
   8/31/2005      412,843          546,955             422,672
   9/30/2005      419,119          554,635             426,748
  10/31/2005      412,413          540,548             417,847
  11/30/2005      428,744          558,318             432,221
  12/31/2005      432,860          561,653             434,709
   1/31/2006      450,867          583,466             447,397
   2/28/2006      457,044          587,028             448,197
   3/31/2006      464,128          594,980             453,858
   4/30/2006      477,170          610,100             465,137
   5/31/2006      466,768          594,689             453,774
   6/30/2006      466,301          598,493             454,102
   7/31/2006      476,980          613,039             461,048
   8/31/2006      485,517          623,299             469,552
   9/30/2006      498,529          635,724             480,475


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Index performance is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. Performance shown for periods prior to the inception date of the Retail Class (6/30/06) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. (b) See page 11 for a description of the Indices. (c) The mountain chart is based on the Fund's initial minimum investment of $100,000 for Institutional Class shares. (d) Cumulative performance is shown for Institutional Class shares. Performance of the Retail Class would be lower due to higher fees.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. A commonly used benchmark of US equity securities, it is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2006 is available on
(i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2006 (or commencement of operations if later) through September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                               Beginning      Ending      Expenses Paid
                                                             Account Value Account Value  During Period*
Institutional Class                                             4/1/06        9/30/06    4/1/06 - 9/30/06
-------------------                                          ------------- ------------- ----------------
Actual                                                         $1,000.00     $  887.60        $4.73
Hypothetical (5% return before expenses)                       $1,000.00     $1,020.05        $5.06

Retail Class
------------
Actual                                                         $1,000.00     $  886.50        $5.91
Hypothetical (5% return before expenses)                       $1,000.00     $1,018.80        $6.33
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and
 Retail Class, respectively, multiplied by the average account value over the period, multiplied by
 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                               Beginning      Ending      Expenses Paid
                                                             Account Value Account Value  During Period*
Institutional Class                                             4/1/06        9/30/06    4/1/06 - 9/30/06
-------------------                                          ------------- ------------- ----------------
Actual                                                         $1,000.00     $  918.10        $4.81
Hypothetical (5% return before expenses)                       $1,000.00     $1,020.05        $5.06

Retail Class
------------
Actual                                                         $1,000.00     $  917.70        $6.01
Hypothetical (5% return before expenses)                       $1,000.00     $1,018.80        $6.33
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and
 Retail Class, respectively, multiplied by the average account value over the period, multiplied by
 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                           Beginning      Ending      Expenses Paid
                                         Account Value Account Value  During Period*
Institutional Class                         4/1/06        9/30/06    4/1/06 - 9/30/06
-------------------                      ------------- ------------- ----------------
Actual                                     $1,000.00     $  974.30        $4.40
Hypothetical (5% return before expenses)   $1,000.00     $1,020.61        $4.51

Retail Class
------------
Actual                                     $1,000.00     $  973.10        $5.69
Hypothetical (5% return before expenses)   $1,000.00     $1,019.30        $5.82

Admin Class
-----------
Actual                                     $1,000.00     $  972.10        $6.92
Hypothetical (5% return before expenses)   $1,000.00     $1,018.05        $7.08

*Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.15% and 1.40% for the Institutional, Retail and Admin
 Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                   4/1/06(1)                9/30/06              4/1/06 - 9/30/06
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,040.90                  $3.33
Hypothetical (5% return before expenses)              $1,000.00               $1,021.81                  $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                                       Beginning                 Ending                 Expenses Paid
                                                     Account Value            Account Value            During Period(1)
Institutional Class                                    4/1/06(1)                 9/30/06               4/1/06 - 9/30/06
-------------------                                  -------------            -------------            ----------------
Actual                                                 $1,000.00                $1,074.00                   $4.42*
Hypothetical (5% return before expenses)               $1,000.00                $1,020.81                   $4.31*

Retail Class
------------
Actual                                                 $1,000.00                $1,068.60                   $2.87+
Hypothetical (5% return before expenses)               $1,000.00                $1,009.83                   $2.79+
/(1)/Retail Class commenced operations on June 30, 2006.
*Expenses are equal to the Fund's annualized expense ratio of 0.85% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).
+Expenses are equal to the Fund's annualized expense ratio of 1.10% for the Retail Class, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period from commencement of operations on June 30, 2006).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2006. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They also considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by the Adviser's affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds' Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; and (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding the institution of advisory fee waivers and expense caps. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. In this regard, the Funds, at the request of the Independent Trustees, retained an independent accounting firm to review the cost allocation methods used by the Adviser to determine profitability, and engaged in extensive discussions with the Adviser regarding such methods and Adviser profitability generally. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through "breakpoints" in its investment advisory fees (lower fee rates applicable to assets in excess of certain threshold levels) or other means, such as expense waivers. The Trustees noted that each of the Funds was subject to an expense waiver or cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under a separate agreement covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2007.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES AGGRESSIVE GROWTH FUND


                                                            SHARES  VALUE (+)
-----------------------------------------------------------------------------

COMMON STOCKS - 95.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.2%
Precision Castparts Corp.                                   20,475 $1,293,201
Rockwell Collins, Inc.(b)                                   18,450  1,011,798
                                                                   ----------
                                                                    2,304,999
                                                                   ----------
AIR FREIGHT & LOGISTICS - 2.0%
Expeditors International of Washington, Inc.(b)             19,700    878,226
                                                                   ----------
BEVERAGES - 3.1%
Hansen Natural Corp.(b)(c)                                  13,750    446,600
Pepsi Bottling Group, Inc.                                  25,300    898,150
                                                                   ----------
                                                                    1,344,750
                                                                   ----------
BIOTECHNOLOGY - 2.9%
Amylin Pharmaceuticals, Inc.(b)(c)                           9,675    426,377
Celgene Corp.(b)(c)                                         13,100    567,230
Vertex Pharmaceuticals, Inc.(b)(c)                           9,075    305,374
                                                                   ----------
                                                                    1,298,981
                                                                   ----------
CAPITAL MARKETS - 4.4%
BlackRock, Inc.(b)                                           7,175  1,069,075
Northern Trust Corp.                                        15,175    886,675
                                                                   ----------
                                                                    1,955,750
                                                                   ----------
CHEMICALS - 2.0%
Ecolab, Inc.                                                21,050    901,361
                                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 4.1%
Corporate Executive Board Co.                                7,525    676,573
Stericycle, Inc.(b)(c)                                      16,425  1,146,301
                                                                   ----------
                                                                    1,822,874
                                                                   ----------
DIVERSIFIED CONSUMER SERVICES - 1.1%
Sotheby's                                                   15,175    489,242
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES - 6.4%
Chicago Mercantile Exchange Holdings, Inc.                   2,475  1,183,669
IntercontinentalExchange, Inc.(c)                            8,950    671,876
International Securities Exchange Holdings, Inc., Class A    7,000    328,230
Nasdaq Stock Market, Inc.(b)(c)                             21,025    635,796
                                                                   ----------
                                                                    2,819,571
                                                                   ----------
ELECTRICAL EQUIPMENT - 0.9%
Suntech Power Holdings Co., Ltd. ADR(c)                     15,325    395,845
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
Mettler-Toledo International, Inc.(c)                       16,075  1,063,361
                                                                   ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 4.1%
C.R. Bard, Inc.                                             10,325    774,375
Hologic, Inc.(c)                                             9,425    410,176
Intuitive Surgical, Inc.(b)(c)                               5,775    608,974
                                                                   ----------
                                                                    1,793,525
                                                                   ----------
HEALTHCARE PROVIDERS & SERVICES - 4.4%
Express Scripts, Inc.(c)                                    11,000    830,390
Humana, Inc.(c)                                             16,525  1,092,137
                                                                   ----------
                                                                    1,922,527
                                                                   ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                   SHARES  VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HOTELS, RESTAURANTS & LEISURE - 3.1%
International Game Technology                      16,225 $  673,338
Wendy's International, Inc.                        10,250    686,750
                                                          ----------
                                                           1,360,088
                                                          ----------
INDEPENDENT POWER PRODUCER & ENERGY - 3.4%
AES Corp.(c)                                       32,700    666,753
NRG Energy, Inc.(b)(c)                             18,600    842,580
                                                          ----------
                                                           1,509,333
                                                          ----------
INDUSTRIAL CONGLOMERATES - 1.5%
McDermott International, Inc.(c)                   16,100    672,980
                                                          ----------
INTERNET SOFTWARE & SERVICES - 4.8%
Akamai Technologies, Inc.(b)(c)                    33,825  1,690,912
WebEx Communications, Inc.(b)(c)                   11,425    445,803
                                                          ----------
                                                           2,136,715
                                                          ----------
IT SERVICES - 3.4%
Cognizant Technology Solutions Corp., Class A(c)   20,300  1,503,418
                                                          ----------
LIFE SCIENCES TOOLS & SERVICES - 4.4%
Covance, Inc.(c)                                   13,150    872,897
Pharmaceutical Product Development, Inc.           29,925  1,068,023
                                                          ----------
                                                           1,940,920
                                                          ----------
OIL, GAS & CONSUMABLE FUELS - 3.5%
Denbury Resources, Inc.(c)                         35,425  1,023,783
Southwestern Energy Co.(c)                         17,500    522,725
                                                          ----------
                                                           1,546,508
                                                          ----------
PHARMACEUTICALS - 1.8%
Allergan, Inc.                                      6,875    774,194
                                                          ----------
REAL ESTATE - 2.3%
Jones Lang LaSalle, Inc.(b)                        11,675    997,979
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
FormFactor, Inc.(c)                                14,400    606,672
Linear Technology Corp.                            20,575    640,294
                                                          ----------
                                                           1,246,966
                                                          ----------
SOFTWARE - 5.8%
BEA Systems, Inc.(c)                               49,850    757,720
Citrix Systems, Inc.(c)                            12,200    441,762
Intuit, Inc.(c)                                    20,750    665,867
Salesforce.com, Inc.(b)(c)                         19,650    705,042
                                                          ----------
                                                           2,570,391
                                                          ----------
SPECIALTY RETAIL - 8.3%
American Eagle Outfitters, Inc.                    19,725    864,547
AnnTaylor Stores Corp.(c)                          17,250    722,085
Circuit City Stores, Inc.(b)                       16,700    419,337
GameStop Corp., Class A(b)(c)                      18,850    872,378
Guess?, Inc.(b)(c)                                 15,900    771,627
                                                          ----------
                                                           3,649,974
                                                          ----------

                                                            SHARES      VALUE (+)
---------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 7.8%
American Tower Corp., Class A(c)                            30,200  $   1,102,300
Leap Wireless International, Inc.(b)(c)                     15,150        734,623
NII Holdings, Inc.(b)(c)                                    25,625      1,592,850
                                                                    -------------
                                                                        3,429,773
                                                                    -------------

TOTAL COMMON STOCKS
 (Identified Cost $37,371,105)                                         42,330,251
                                                                    -------------

                                                  PRINCIPAL AMOUNT
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.9%
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/29/06
at 3.450% to be repurchased at $2,016,580
on 10/02/06 collateralized by $1,645,000
U.S. Treasury Bond, 6.875% due 8/15/25
with a value of $2,076,982, including
accrued interest (Note 2g of Notes to
Financial Statements)                                  $ 2,016,000      2,016,000
                                                                    -------------

                                                            SHARES
---------------------------------------------------------------------------------
State Street Securities Lending Quality
 Trust(d)                                               11,173,322     11,173,322
                                                                    -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $13,189,322)                                         13,189,322
                                                                    -------------

TOTAL INVESTMENTS - 125.8%
 (Identified Cost $50,560,427)(a)                                      55,519,573
 Other assets less liabilities--(25.8)%                              (11,384,636)
                                                                    -------------

TOTAL NET ASSETS - 100.0%                                           $  44,134,937
                                                                    -------------

+  See Note 2a of Notes to Financial
   Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on
   investments based on cost of $50,561,216 for federal
   income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value over tax
   cost                                                             $   5,482,512
   Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax cost over
   value                                                                (524,155)
                                                                    -------------
   Net unrealized appreciation                                      $   4,958,357
                                                                    -------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Represents investment of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Specialty Retail                    8.3% Independent Power Producer & Energy      3.4%
Wireless Telecommunication Services 7.8  IT Services                              3.4
Diversified Financial Services      6.4  Hotels, Restaurants & Leisure            3.1
Software                            5.8  Beverages                                3.1
Aerospace & Defense                 5.2  Biotechnology                            2.9
Internet Software & Services        4.8  Semiconductors & Semiconductor Equipment 2.8
Capital Markets                     4.4  Electronic Equipment & Instruments       2.4
Life Sciences Tools & Services      4.4  Real Estate                              2.3
Healthcare Providers & Services     4.4  Chemicals                                2.0
Commercial Services & Supplies      4.1  Air Freight & Logistics                  2.0
Healthcare Equipment & Supplies     4.1  Other, less than 2% each                 5.3
Oil, Gas & Consumable Fuels         3.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES SMALL CAP GROWTH FUND



                                                 SHARES  VALUE (+)
------------------------------------------------------------------

COMMON STOCKS - 97.3% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.0%
Essex Corp.(b)(c)                                11,975 $  208,365
Moog, Inc., Class A(b)(c)                         7,575    262,550
                                                        ----------
                                                           470,915
                                                        ----------
BIOTECHNOLOGY - 4.5%
BioMarin Pharmaceutical, Inc.(b)(c)              12,075    171,827
Cubist Pharmaceuticals, Inc.(b)(c)                6,250    135,875
Digene Corp.(b)(c)                                4,000    172,600
Keryx Biopharmaceuticals, Inc.(b)(c)             12,225    144,622
Myogen, Inc.(c)                                   4,150    145,582
Nuvelo, Inc.(b)(c)                                7,925    144,552
Theravance, Inc.(c)                               5,350    144,664
                                                        ----------
                                                         1,059,722
                                                        ----------
CAPITAL MARKETS - 2.4%
Affiliated Managers Group, Inc.(b)(c)             1,250    125,138
GFI Group, Inc.(b)(c)                             3,825    211,484
Investment Technology Group, Inc.(c)              4,850    217,037
                                                        ----------
                                                           553,659
                                                        ----------
COMMERCIAL BANKS - 1.4%
East West Bancorp, Inc.(b)                        8,350    330,744
                                                        ----------
COMMERCIAL SERVICES & SUPPLIES - 13.3%
Advisory Board Co.(b)(c)                          7,175    362,481
American Reprographics Co.(b)(c)                  7,350    235,641
Corporate Executive Board Co.(b)                  2,800    251,748
CRA International, Inc.(b)(c)                     5,225    249,024
Huron Consulting Group, Inc.(b)(c)                8,525    334,180
ICT Group, Inc.(b)(c)                            10,450    328,861
Kenexa Corp.(b)(c)                                8,050    203,021
Mobile Mini, Inc.(b)(c)                           9,100    258,531
Navigant Consulting, Inc.(b)(c)                  13,375    268,302
On Assignment, Inc.(b)(c)                        23,000    225,630
PeopleSupport, Inc.(c)                           20,800    384,800
                                                        ----------
                                                         3,102,219
                                                        ----------
COMMUNICATIONS EQUIPMENT - 3.6%
Foundry Networks, Inc.(b)(c)                     20,925    275,164
Oplink Communications, Inc.(b)(c)                11,125    222,277
Redback Networks, Inc.(b)(c)                     12,400    172,112
Sonus Networks, Inc.(b)(c)                       32,525    171,082
                                                        ----------
                                                           840,635
                                                        ----------
DIVERSIFIED CONSUMER SERVICES - 2.9%
Bright Horizons Family Solutions, Inc.(b)(c)      2,925    122,060
Sotheby's                                         8,400    270,816
Steiner Leisure Ltd.(c)                           6,575    276,479
                                                        ----------
                                                           669,355
                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.1%
Cogent Communications Group, Inc.(b)(c)          21,175    245,418
                                                        ----------
ENERGY EQUIPMENT & SERVICES - 3.6%
Dril-Quip, Inc.(b)(c)                             3,600    243,648
Oil States International, Inc.(c)                 7,950    218,625

                                                     SHARES  VALUE (+)
----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - CONTINUED
Tesco Corp.(c)                                        8,550 $  132,440
Universal Compression Holdings, Inc.(b)(c)            4,750    253,887
                                                            ----------
                                                               848,600
                                                            ----------
HEALTH CARE TECHNOLOGY - 1.8%
Allscripts Healthcare Solutions, Inc.(c)              7,875    176,794
Emageon, Inc.(b)(c)                                  15,575    242,814
                                                            ----------
                                                               419,608
                                                            ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 10.1%
American Medical Systems Holdings, Inc.(b)(c)        14,500    267,235
ArthroCare Corp.(b)(c)                                5,675    265,930
Conor Medsystems, Inc.(b)(c)                          7,075    166,758
Hologic, Inc.(b)(c)                                   5,375    233,920
Inverness Medical Innovations, Inc.(b)(c)             7,225    251,141
Meridian Bioscience, Inc.(b)                          8,450    198,659
NuVasive, Inc.(b)(c)                                 11,675    234,784
PolyMedica Corp.(b)                                   7,075    302,881
Spectranetics Corp. (The)(b)(c)                      15,225    178,133
Viasys Healthcare, Inc.(c)                            9,575    260,823
                                                            ----------
                                                             2,360,264
                                                            ----------
HEALTHCARE PROVIDERS & SERVICES - 4.9%
AMN Healthcare Services, Inc.(b)(c)                  11,425    271,344
HealthExtras, Inc.(b)(c)                              9,850    278,853
inVentiv Health, Inc.(c)                             11,325    362,740
NovaMed, Inc.(c)                                     28,700    226,156
                                                            ----------
                                                             1,139,093
                                                            ----------
HOTELS, RESTAURANTS & LEISURE - 1.7%
McCormick & Schmick's Seafood Restaurants, Inc.(c)   11,850    266,507
Pinnacle Entertainment, Inc.(c)                       4,250    119,510
                                                            ----------
                                                               386,017
                                                            ----------
HOUSEHOLD DURABLES - 0.4%
Lifetime Brands, Inc.(b)                              5,600    103,712
                                                            ----------
INSURANCE - 3.3%
Arch Capital Group Ltd.(c)                            5,400    342,846
Argonaut Group, Inc.(b)(c)                            5,675    176,095
ProAssurance Corp.(b)(c)                              4,950    243,936
                                                            ----------
                                                               762,877
                                                            ----------
INTERNET & CATALOG RETAIL - 0.8%
Coldwater Creek, Inc.(b)(c)                           6,862    197,351
                                                            ----------
INTERNET SOFTWARE & SERVICES - 3.2%
aQuantive, Inc.(b)(c)                                 7,650    180,693
j2 Global Communications, Inc.(b)(c)                  5,875    159,624
Online Resources Corp.(b)(c)                         20,200    247,450
Websense, Inc.(b)(c)                                  7,750    167,477
                                                            ----------
                                                               755,244
                                                            ----------
IT SERVICES - 3.0%
Heartland Payment Systems, Inc.(b)                    8,625    224,250
Lightbridge, Inc.(c)                                 17,475    204,807
SRA International, Inc., Class A(b)(c)                9,075    272,795
                                                            ----------
                                                               701,852
                                                            ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                  SHARES  VALUE (+)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

LEISURE EQUIPMENT & PRODUCTS - 0.8%
Smith & Wesson Holding Corp.(b)(c)                13,325 $  184,951
                                                         ----------
MACHINERY - 3.4%
American Science & Engineering, Inc.(b)(c)         4,375    212,275
Flow International Corp.(b)(c)                    22,850    296,364
RBC Bearings, Inc.(c)                             12,193    294,461
                                                         ----------
                                                            803,100
                                                         ----------
MEDIA - 0.9%
Morningstar, Inc.(b)(c)                            5,975    220,478
                                                         ----------
OIL, GAS & CONSUMABLE FUELS - 2.1%
Arena Resources, Inc.(b)(c)                        4,475    143,737
Helix Energy Solutions Group, Inc.(b)(c)           6,000    200,400
Parallel Petroleum Corp.(b)(c)                     7,400    148,444
                                                         ----------
                                                            492,581
                                                         ----------
PHARMACEUTICALS - 0.8%
Santarus, Inc.(b)(c)                              25,250    187,355
                                                         ----------
REAL ESTATE - 2.0%
Jones Lang LaSalle, Inc.(b)                        2,700    230,796
Trammell Crow Co.(c)                               6,575    240,053
                                                         ----------
                                                            470,849
                                                         ----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
ATMI, Inc.(b)(c)                                   7,525    218,752
Cypress Semiconductor Corp.(b)(c)                 10,850    192,805
Netlogic Microsystems, Inc.(b)(c)                  7,475    189,641
Tessera Technologies, Inc.(b)(c)                   8,925    310,411
Volterra Semiconductor Corp.(b)(c)                15,125    245,781
                                                         ----------
                                                          1,157,390
                                                         ----------
SOFTWARE - 4.8%
Blackboard, Inc.(b)(c)                             8,450    223,925
Informatica Corp.(b)(c)                           20,100    273,159
Opsware, Inc.(c)                                  14,600    131,546
Quest Software, Inc.(b)(c)                        14,850    212,058
Ultimate Software Group, Inc.(b)(c)               12,050    283,536
                                                         ----------
                                                          1,124,224
                                                         ----------
SPECIALTY RETAIL - 2.4%
Dick's Sporting Goods, Inc.(b)(c)                  7,450    339,124
Guess?, Inc.(b)(c)                                 4,500    218,385
                                                         ----------
                                                            557,509
                                                         ----------
TEXTILES APPAREL & LUXURY GOODS - 5.5%
Carter's, Inc.(b)(c)                               4,850    127,992
Movado Group, Inc.(b)                             11,125    282,797
Phillips-Van Heusen Corp.                          7,975    333,116
Quiksilver, Inc.(b)(c)                            28,400    345,060
Under Armour, Inc., Class A(b)(c)                  4,825    193,096
                                                         ----------
                                                          1,282,061
                                                         ----------
THRIFTS & MORTGAGE FINANCE - 1.2%
PFF Bancorp, Inc.                                  7,775    287,986
                                                         ----------

                                                             SHARES     VALUE (+)
---------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 3.3%
Aircastle Ltd.(b)                                             6,200  $    180,172
NuCo2, Inc.(b)(c)                                            12,225       328,853
Williams Scotsman International, Inc.(b)(c)                  12,225       261,126
                                                                     ------------
                                                                          770,151
                                                                     ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.1%
SBA Communications Corp., Class A(b)(c)                      11,000       267,630
                                                                     ------------

TOTAL COMMON STOCKS
 (Identified Cost $20,471,943)                                         22,753,550
                                                                     ------------

                                                   PRINCIPAL AMOUNT
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.3%
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/29/06
at 3.450% to be repurchased at $888,255 on
10/02/06 collateralized by $920,000 U.S.
Treasury Note, 3.375% due 11/15/2008 with a
value of $919,175, including accrued
interest (Note 2g of Notes to Financial
Statements)                                              $  888,000       888,000
                                                                     ------------

                                                             SHARES
---------------------------------------------------------------------------------
State Street Securities Lending Quality
 Trust(d)                                                 5,968,124     5,968,124
                                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $6,856,124)                                           6,856,124
                                                                     ------------

TOTAL INVESTMENTS - 126.6%
 (Identified Cost $27,328,067)(a)                                      29,609,674
 Other assets less liabilities--(26.6)%                               (6,214,047)
                                                                     ------------

TOTAL NET ASSETS - 100.0%                                            $ 23,395,627
                                                                     ------------

+  See Note 2a of Notes to Financial
   Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on
   investments based on cost of $27,340,802 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities
   in which there is an excess of value over cost                    $  2,829,265
   Aggregate gross unrealized depreciation for all securities
   in which there is an excess of cost over value                       (560,393)
                                                                     ------------
   Net unrealized appreciation                                       $  2,268,872
                                                                     ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Represents investment of security lending collateral.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Commercial Services & Supplies           13.3% Insurance                      3.3%
Healthcare Equipment & Supplies          10.1  Internet Software & Services   3.2
Textiles Apparel & Luxury Goods           5.5  IT Services                    3.0
Semiconductors & Semiconductor Equipment  5.0  Diversified Consumer Services  2.9
Healthcare Providers & Services           4.9  Specialty Retail               2.4
Software                                  4.8  Capital Markets                2.4
Biotechnology                             4.5  Oil, Gas & Consumable Fuels    2.1
Energy Equipment & Services               3.6  Aerospace & Defense            2.0
Communications Equipment                  3.6  Real Estate                    2.0
Machinery                                 3.4  Other, less than 2% each      12.0
Trading Companies & Distributors          3.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES SMALL CAP VALUE FUND



                                               SHARES   VALUE (+)
-----------------------------------------------------------------

COMMON STOCKS - 96.8% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.0%
Moog, Inc., Class A(c)                        231,250 $ 8,015,125
                                                      -----------
AUTO COMPONENTS - 0.4%
Gentex Corp.(b)                               230,275   3,272,208
                                                      -----------
AUTOMOBILES - 0.4%
Winnebago Industries, Inc.(b)                 108,625   3,408,653
                                                      -----------
BUILDING PRODUCTS - 1.2%
Griffon Corp.(b)(c)                           288,400   6,884,108
Lennox International, Inc.                    104,600   2,395,340
                                                      -----------
                                                        9,279,448
                                                      -----------
CAPITAL MARKETS - 0.3%
Stifel Financial Corp.(b)(c)                   76,975   2,443,187
                                                      -----------
CHEMICALS - 3.3%
Cytec Industries, Inc.                        129,550   7,201,684
FMC Corp.                                      72,825   4,665,898
MacDermid, Inc.                               145,275   4,738,871
Minerals Technologies, Inc.(b)                 74,975   4,003,665
Spartech Corp.(b)                             211,225   5,654,493
                                                      -----------
                                                       26,264,611
                                                      -----------
COMMERCIAL BANKS - 10.7%
Alabama National Bancorp(b)                    88,525   6,041,831
Capital Corporation of the West(b)             68,825   2,134,952
Centerstate Banks of Florida, Inc.(b)         179,875   3,615,488
Community Bancorp(b)(c)                       108,700   3,316,437
CVB Financial Corp.(b)                        273,411   4,038,280
East West Bancorp, Inc.(b)                    181,825   7,202,088
First Charter Corp.                           192,800   4,638,768
First Midwest Bancorp, Inc.(b)                195,525   7,408,442
First State Bancorporation(b)                 217,002   5,635,542
IBERIABANK Corp.(b)                            96,869   5,909,009
Independent Bank Corp.(b)                     120,671   2,929,898
Midwest Banc Holdings, Inc.(b)                103,550   2,528,691
Pennsylvania Commerce Bancorp, Inc.(b)(c)      95,525   2,507,531
PrivateBankcorp, Inc.(b)                      123,325   5,638,419
Seacoast Banking Corp. of Florida(b)          156,525   4,727,055
Signature Bank(b)(c)                          200,800   6,210,744
Sterling Bancshares, Inc.                     180,900   3,663,225
Texas Regional Bancshares, Inc., Class A(b)   112,117   4,310,899
United Community Banks, Inc.(b)               105,100   3,158,255
                                                      -----------
                                                       85,615,554
                                                      -----------
COMMERCIAL SERVICES & SUPPLIES - 3.8%
Adesa, Inc.                                    92,500   2,137,675
American Ecology Corp.(b)                     163,450   3,226,503
McGrath Rentcorp.(b)                          271,200   6,942,720
Navigant Consulting, Inc.(b)(c)               164,700   3,303,882
Rollins, Inc.(b)                              371,475   7,841,837
Standard Parking Corp.(c)                      32,775   1,028,479
Waste Connections, Inc.(b)(c)                 158,625   6,013,474
                                                      -----------
                                                       30,494,570
                                                      -----------

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMUNICATIONS EQUIPMENT - 3.9%
ADTRAN, Inc.                                     342,375 $ 8,162,220
Anaren, Inc.(b)(c)                               149,800   3,156,286
CommScope, Inc.(b)(c)                            323,375  10,626,103
Comtech Telecommunications Corp.(b)(c)           131,925   4,416,849
Stratex Networks, Inc.(c)                        403,594   1,791,957
Tekelec(b)(c)                                    203,375   2,635,740
                                                         -----------
                                                          30,789,155
                                                         -----------
COMPUTERS & PERIPHERALS - 1.7%
Electronics for Imaging, Inc.(b)(c)              245,300   5,612,464
Hutchinson Technology, Inc.(b)(c)                 94,075   1,978,397
Imation Corp.(b)                                  99,850   4,008,978
Komag, Inc.(b)(c)                                 64,775   2,070,209
                                                         -----------
                                                          13,670,048
                                                         -----------
CONSTRUCTION & ENGINEERING - 1.8%
Insituform Technologies, Inc., Class A(b)(c)     303,000   7,356,840
Michael Baker Corp.(b)(c)                        116,175   2,365,323
Washington Group International, Inc.(b)(c)        75,050   4,417,443
                                                         -----------
                                                          14,139,606
                                                         -----------
CONSTRUCTION MATERIALS - 0.9%
Eagle Materials, Inc.(b)                          57,500   1,936,600
Texas Industries, Inc.(b)                         99,425   5,176,065
                                                         -----------
                                                           7,112,665
                                                         -----------
CONSUMER FINANCE - 3.2%
Advanta Corp., Class B(b)                        255,280   9,419,832
Dollar Financial Corp.(c)                        278,975   6,087,235
First Cash Financial Services, Inc.(b)(c)        298,650   6,149,203
United PanAm Financial Corp.(c)                  227,875   3,527,505
                                                         -----------
                                                          25,183,775
                                                         -----------
CONTAINERS & PACKAGING - 0.7%
Rock-Tenn Co., Class A(b)                        296,250   5,865,750
                                                         -----------
DIVERSIFIED CONSUMER SERVICES - 0.8%
Regis Corp.(b)                                    59,200   2,122,320
Vertrue, Inc.(b)(c)                              113,500   4,462,820
                                                         -----------
                                                           6,585,140
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Medallion Financial Corp.(b)                     125,500   1,384,265
                                                         -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.9%
Commonwealth Telephone Enterprises, Inc.(b)       69,925   2,883,008
Iowa Telecommunications Services, Inc.(b)        233,000   4,611,070
                                                         -----------
                                                           7,494,078
                                                         -----------
ELECTRIC UTILITIES - 1.0%
ALLETE, Inc.(b)                                   47,958   2,083,775
ITC Holdings Corp.(b)                             76,975   2,401,620
Portland General Electric Co.(b)                 146,425   3,574,234
                                                         -----------
                                                           8,059,629
                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                              SHARES   VALUE (+)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRICAL EQUIPMENT - 2.5%
General Cable Corp.(b)(c)                    234,125 $ 8,945,916
II-VI, Inc.(b)(c)                            294,500   7,338,940
Lamson & Sessions Co. (The)(b)(c)            162,125   3,861,818
                                                     -----------
                                                      20,146,674
                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Anixter International, Inc.(b)               136,975   7,734,978
Daktronics, Inc.(b)                           82,775   1,712,615
Excel Technology, Inc.(b)(c)                 133,550   3,951,745
Keithley Instruments, Inc.                   251,875   3,211,406
Rofin-Sinar Technologies, Inc.(b)(c)          90,825   5,519,435
                                                     -----------
                                                      22,130,179
                                                     -----------
ENERGY EQUIPMENT & SERVICES - 0.9%
FMC Technologies, Inc.(c)                     76,925   4,130,872
Universal Compression Holdings, Inc.(b)(c)    63,275   3,382,049
                                                     -----------
                                                       7,512,921
                                                     -----------
FOOD & STAPLES RETAILING - 1.2%
Casey's General Stores, Inc.                 168,350   3,749,154
Smart & Final, Inc.(b)(c)                    334,625   5,712,049
                                                     -----------
                                                       9,461,203
                                                     -----------
FOOD PRODUCTS - 1.0%
J & J Snack Foods Corp.(b)                   117,607   3,657,578
Ralcorp Holdings, Inc.(c)                     91,075   4,392,547
                                                     -----------
                                                       8,050,125
                                                     -----------
GAS UTILITIES - 2.1%
ONEOK, Inc.                                   95,725   3,617,448
UGI Corp.(b)                                 549,500  13,435,275
                                                     -----------
                                                      17,052,723
                                                     -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 2.3%
Arrow International, Inc.(b)                 156,175   4,967,927
Intermagnetics General Corp.(b)(c)           217,912   5,894,519
Symmetry Medical, Inc.(b)(c)                 170,925   2,579,258
West Pharmaceutical Services, Inc.           118,125   4,638,769
                                                     -----------
                                                      18,080,473
                                                     -----------
HEALTHCARE PROVIDERS & SERVICES - 1.0%
Healthspring, Inc.(c)                        223,425   4,300,931
Option Care, Inc.(b)                         248,125   3,322,394
                                                     -----------
                                                       7,623,325
                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 2.6%
Bob Evans Farms, Inc.(b)                     196,175   5,940,179
CEC Entertainment, Inc.(c)                   248,275   7,823,145
Morton's Restaurant Group, Inc.(b)(c)        224,075   3,452,996
Trump Entertainment Resorts, Inc.(b)(c)      210,650   3,572,624
                                                     -----------
                                                      20,788,944
                                                     -----------
HOUSEHOLD DURABLES - 0.4%
Sealy Corp.                                  272,025   3,552,647
                                                     -----------

                                                        SHARES   VALUE (+)
--------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

INSURANCE - 6.4%
American Equity Investment Life Holding Co.(b)         473,050 $ 5,804,323
AmerUs Group Co.                                        60,525   4,116,305
Delphi Financial Group, Inc.(b)                        219,512   8,754,139
Midland Co. (The)(b)                                    81,718   3,540,024
National Financial Partners Corp.(b)                   188,575   7,737,232
Navigators Group, Inc.(b)(c)                           121,325   5,824,813
Protective Life Corp.                                   86,350   3,950,513
RLI Corp.(b)                                           126,325   6,416,047
United Fire & Casualty Co.(b)                          160,075   5,010,347
                                                               -----------
                                                                51,153,743
                                                               -----------
INTERNET & CATALOG RETAIL - 0.0%
FTD Group, Inc.(b)(c)                                   13,400     207,030
                                                               -----------
INTERNET SOFTWARE & SERVICES - 0.5%
Digitas, Inc.(b)(c)                                    421,900   4,058,678
                                                               -----------

IT SERVICES - 1.8%
Perot Systems Corp., Class A(b)(c)                     411,625   5,676,309
Wright Express Corp.(c)                                375,900   9,044,154
                                                               -----------
                                                                14,720,463
                                                               -----------
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Charles River Laboratories International, Inc.(b)(c)    46,450   2,016,395
                                                               -----------
MACHINERY - 5.4%
Actuant Corp., Class A(b)                              138,100   6,918,810
Albany International Corp., Class A(b)                 207,175   6,592,308
Barnes Group, Inc.(b)                                  354,475   6,224,581
Commercial Vehicle Group, Inc.(b)(c)                   190,475   3,668,549
ESCO Technologies, Inc.(b)(c)                           34,350   1,581,474
Harsco Corp.                                            77,950   6,052,817
IDEX Corp.(b)                                           62,500   2,690,625
Nordson Corp.(b)                                        72,175   2,876,896
RBC Bearings, Inc.(b)(c)                               264,483   6,387,264
                                                               -----------
                                                                42,993,324
                                                               -----------
MARINE - 0.5%
American Commercial Lines, Inc.(b)(c)                   66,250   3,938,562
                                                               -----------
MEDIA - 4.1%
Alloy, Inc.(b)(c)                                      348,650   4,117,556
Harte-Hanks, Inc.                                      248,025   6,535,459
John Wiley & Sons, Inc., Class A                       281,900  10,151,219
Journal Communications, Inc.(b)                        357,550   4,029,589
Live Nation, Inc.(b)(c)                                394,650   8,058,753
                                                               -----------
                                                                32,892,576
                                                               -----------
METALS & MINING - 1.2%
Chaparral Steel Co.(c)                                 146,075   4,975,314
Reliance Steel & Aluminum Co.                          144,625   4,648,248
                                                               -----------
                                                                 9,623,562
                                                               -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.0%
NorthWestern Corp.(b)                                  232,350   8,127,603
                                                               -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                           SHARES   VALUE (+)
-----------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

MULTILINE RETAIL - 0.7%
Big Lots, Inc.(b)(c)                                      101,825 $ 2,017,153
Dollar Tree Stores, Inc.(b)(c)                            122,275   3,785,634
                                                                  -----------
                                                                    5,802,787
                                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 3.1%
Alpha Natural Resources, Inc.(b)(c)                       290,850   4,583,796
ATP Oil & Gas Corp.(b)(c)                                 102,100   3,771,574
Denbury Resources, Inc.(c)                                209,300   6,048,770
Helix Energy Solutions Group, Inc.(b)(c)                  183,497   6,128,800
Mariner Energy, Inc.(b)(c)                                206,425   3,792,027
                                                                  -----------
                                                                   24,324,967
                                                                  -----------
PHARMACEUTICALS - 0.3%
Perrigo Co.                                               129,275   2,193,797
                                                                  -----------
REAL ESTATE - 6.7%
BioMed Realty Trust, Inc. REIT                            245,575   7,450,746
CBL & Associates Properties, Inc. REIT(b)                 139,800   5,859,018
Corporate Office Properties Trust REIT(b)                 174,975   7,831,881
First Potomac Realty Trust REIT(b)                        246,850   7,459,807
Kite Realty Group Trust REIT(b)                           360,775   6,147,606
LaSalle Hotel Properties REIT(b)                          172,525   7,477,233
Newcastle Investment Corp. REIT(b)                        169,325   4,641,198
Potlatch Corp.(b)                                          84,586   3,138,141
Windrose Medical Properties Trust REIT(b)                 191,950   3,393,676
                                                                  -----------
                                                                   53,399,306
                                                                  -----------
ROAD & RAIL - 1.9%
Genesee & Wyoming, Inc., Class A(b)(c)                    137,762   3,198,834
Laidlaw International, Inc.                               248,875   6,801,754
Landstar System, Inc.(b)                                   65,150   2,781,905
Marten Transport Ltd.(b)(c)                               117,950   2,015,765
                                                                  -----------
                                                                   14,798,258
                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
Diodes, Inc.(b)(c)                                        101,175   4,367,725
DSP Group, Inc.(c)                                        177,850   4,063,872
Entegris, Inc.(b)(c)                                      599,225   6,537,545
Fairchild Semiconductor International, Inc., Class A(c)   318,275   5,951,742
Integrated Device Technology, Inc.(c)                     288,500   4,633,310
                                                                  -----------
                                                                   25,554,194
                                                                  -----------
SOFTWARE - 1.9%
Hyperion Solutions Corp.(c)                               206,187   7,109,328
MapInfo Corp.(b)(c)                                       257,600   3,305,008
Progress Software Corp.(c)                                102,750   2,671,500
Quest Software, Inc.(b)(c)                                158,300   2,260,524
                                                                  -----------
                                                                   15,346,360
                                                                  -----------
SPECIALTY RETAIL - 2.3%
Jo-Ann Stores, Inc.(b)(c)                                 271,925   4,546,586
Pier 1 Imports, Inc.(b)                                   222,150   1,648,353
Rent-A-Center, Inc.(c)                                    254,525   7,455,037
Sonic Automotive, Inc.(b)                                 218,775   5,051,515
                                                                  -----------
                                                                   18,701,491
                                                                  -----------

                                                                                                 SHARES       VALUE (+)
-----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TEXTILES APPAREL & LUXURY GOODS - 1.6%
Fossil, Inc.(b)(c)                                                                              397,500  $    8,562,150
Hanesbrands, Inc.(b)(c)                                                                         187,425       4,218,937
                                                                                                         --------------
                                                                                                             12,781,087
                                                                                                         --------------
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Electro Rent Corp.(b)(c)                                                                        168,532       2,866,729
                                                                                                         --------------
WATER UTILITIES - 0.5%
American States Water Co.(b)                                                                     98,625       3,772,406
                                                                                                         --------------

TOTAL COMMON STOCKS
 (Identified Cost $640,455,511)                                                                             772,749,999
                                                                                                         --------------

EXCHANGE TRADED FUNDS - 1.0%
iShares Russell 2000 Value Index Fund(b)                                                        109,650       8,086,688
                                                                                                         --------------

TOTAL EXCHANGE TRADED FUNDS
 (Identified Cost $7,788,841)                                                                                 8,086,688
                                                                                                         --------------

                                                                                       PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.4%

COMMERCIAL PAPER - 3.7%
New Center Asset Trust, 3.75%, 10/02/2006(d)                                               $ 29,569,000      29,565,920
                                                                                                         --------------

                                                                                                 SHARES
-----------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(e)                                            205,404,052     205,404,052
                                                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $234,969,972)                                                                             234,969,972
                                                                                                         --------------

TOTAL INVESTMENTS - 127.2%
 (Identified Cost $883,214,324)(a)                                                                        1,015,806,659
 Other assets less liabilities--(27.2)%                                                                   (217,035,371)
                                                                                                         --------------

TOTAL NET ASSETS - 100.0%                                                                                $  798,771,288
                                                                                                         --------------
+  See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on investments based on cost of
   $883,475,427 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of
   value over tax cost                                                                                   $  145,491,816
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
   cost over value                                                                                         (13,160,584)
                                                                                                         --------------
   Net unrealized appreciation                                                                           $  132,331,232
                                                                                                         --------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investment of security lending collateral.
REITReal Estate Investment Trust.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Commercial Banks                         10.7% Consumer Finance                    3.2%
Real Estate                               6.7  Oil, Gas & Consumable Fuels         3.1
Insurance                                 6.4  Electronic Equipment & Instruments  2.8
Machinery                                 5.4  Hotels, Restaurants & Leisure       2.6
Media                                     4.1  Electrical Equipment                2.5
Communications Equipment                  3.9  Specialty Retail                    2.3
Commercial Services & Supplies            3.8  Healthcare Equipment & Supplies     2.3
Chemicals                                 3.3  Gas Utilities                       2.1
Semiconductors & Semiconductor Equipment  3.2  Other, less than 2% each           29.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES TAX-MANAGED EQUITY FUND



                                                 SHARES VALUE (+)
-----------------------------------------------------------------
COMMON STOCKS - 95.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 4.9%
Honeywell International, Inc.                     4,025  $164,623
United Technologies Corp.                         4,450   281,907
                                                        ---------
                                                          446,530
                                                        ---------
BEVERAGES - 3.0%
Molson Coors Brewing Co., Class B(b)              2,050   141,245
PepsiCo, Inc.                                     2,050   133,783
                                                        ---------
                                                          275,028
                                                        ---------
BIOTECHNOLOGY - 2.6%
Amgen, Inc.(c)                                    3,300   236,049
                                                        ---------
CAPITAL MARKETS - 7.5%
Bear Stearns Cos., Inc.(b)                        1,100   154,110
Franklin Resources, Inc.                          2,125   224,719
Goldman Sachs Group, Inc.                         1,800   304,506
                                                        ---------
                                                          683,335
                                                        ---------
CHEMICALS - 5.1%
Ecolab, Inc.(b)                                   5,300   226,946
Praxair, Inc.(b)                                  4,025   238,119
                                                        ---------
                                                          465,065
                                                        ---------
COMMERCIAL BANKS - 1.6%
Zions Bancorporation                              1,775   141,663
                                                        ---------
COMMUNICATIONS EQUIPMENT - 9.1%
Cisco Systems, Inc.(c)                           13,675   314,525
Corning, Inc.(c)                                  6,725   164,157
Harris Corp.                                      5,250   233,572
QUALCOMM, Inc.                                    3,050   110,868
                                                        ---------
                                                          823,122
                                                        ---------
COMPUTERS & PERIPHERALS - 3.0%
Hewlett-Packard Co.                               7,500   275,175
                                                        ---------
DIVERSIFIED FINANCIAL SERVICES - 4.3%
Bank of America Corp.                             5,200   278,564
Citigroup, Inc.                                   2,225   110,516
                                                        ---------
                                                          389,080
                                                        ---------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.2%
AT&T, Inc.(b)                                     6,200   201,872
                                                        ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
Flextronics International, Ltd.(c)               12,750   161,160
                                                        ---------
ENERGY EQUIPMENT & SERVICES - 1.9%
GlobalSantaFe Corp.(b)                            3,500   174,965
                                                        ---------

FOOD & STAPLES RETAILING - 1.5%
CVS Corp.                                         4,200   134,904
                                                        ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 3.5%
Medtronic, Inc.                                   4,225   196,209
Zimmer Holdings, Inc.(b)(c)                       1,775   119,812
                                                        ---------
                                                          316,021
                                                        ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                   SHARES  VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 4.8%
Caremark Rx, Inc.(b)                                3,075 $  174,260
WellPoint, Inc.(c)                                  3,350    258,118
                                                          ----------
                                                             432,378
                                                          ----------
HOTELS, RESTAURANTS & LEISURE - 2.2%
Marriott International, Inc., Class A               5,125    198,030
                                                          ----------
INSURANCE - 5.6%
AFLAC, Inc.                                         3,575    163,592
Allstate Corp.                                      2,600    163,098
Everest Re Group Ltd.                               1,825    177,992
                                                          ----------
                                                             504,682
                                                          ----------
IT SERVICES - 0.9%
First Data Corp.(b)                                 2,025     85,050
                                                          ----------
MACHINERY - 5.0%
Danaher Corp.(b)                                    3,800    260,946
Dover Corp.                                         4,050    192,132
                                                          ----------
                                                             453,078
                                                          ----------
MEDIA - 3.1%
DIRECTV Group, Inc. (The)(b)(c)                    14,525    285,852
                                                          ----------
MULTILINE RETAIL - 1.7%
Federated Department Stores, Inc.(b)                3,550    153,396
                                                          ----------
OIL, GAS & CONSUMABLE FUELS - 7.7%
ConocoPhillips                                      3,200    190,496
Devon Energy Corp.                                  4,000    252,600
ExxonMobil Corp.                                    3,800    254,980
                                                          ----------
                                                             698,076
                                                          ----------
PERSONAL PRODUCTS - 1.6%
Alberto-Culver Co.                                  2,850    144,182
                                                          ----------
PHARMACEUTICALS - 3.6%
Abbott Laboratories                                 4,675    227,018
Perrigo Co.(b)                                      5,950    100,971
                                                          ----------
                                                             327,989
                                                          ----------

ROAD & RAIL - 2.3%
Burlington Northern Santa Fe Corp.(b)               2,900    212,976
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
DSP Group, Inc.(c)                                  3,675     83,974
Texas Instruments, Inc.                             6,725    223,606
                                                          ----------
                                                             307,580
                                                          ----------
SOFTWARE - 2.0%
Microsoft Corp.                                     6,650    181,744
                                                          ----------

TOTAL COMMON STOCKS
 (Identified Cost $6,933,410)                              8,708,982
                                                          ----------

                                                                                                SHARES                  VALUE (+)
---------------------------------------------------------------------------------------------------------------------------------

WARRANTS - 0.1%

AEROSPACE & DEFENSE - 0.1%
Raytheon Co.(c)                                                                                    533               $      7,606
                                                                                                                     ------------

TOTAL WARRANTS
 (Identified Cost $2,398)                                                                                                   7,606
                                                                                                                     ------------

                                                                                      PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.4%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/29/06 at 3.450% to be
repurchased at $402,116 on 10/02/06 collateralized by
$415,000 U.S. Treasury Note, 3.875% due 5/15/2009
with a value of $419,459, including accrued interest
(Note 2g of Notes to Financial Statements)                                                  $  402,000                    402,000
                                                                                                                     ------------

                                                                                                SHARES
---------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(d)                                             2,266,006                  2,266,006
                                                                                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,668,006)                                                                                           2,668,006

TOTAL INVESTMENTS - 125.4%
 (Identified Cost $9,603,814)(a)                                                                                       11,384,594
 Other assets less liabilities--(25.4)%                                                                               (2,308,946)
                                                                                                                     ------------

TOTAL NET ASSETS - 100.0%                                                                                            $  9,075,648
                                                                                                                     ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on investments based on cost of $9,609,922 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost    $  1,817,370
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value        (42,698)
                                                                                                                     ------------
   Net unrealized appreciation                                                                                       $  1,774,672
                                                                                                                     ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Represents investment of securities lending collateral.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Communications Equipment        9.1% Semiconductors & Semiconductor Equipment  3.4%
Oil, Gas & Consumable Fuels     7.7  Media                                     3.1
Capital Markets                 7.5  Computers & Peripherals                   3.0
Insurance                       5.6  Beverages                                 3.0
Chemicals                       5.1  Biotechnology                             2.6
Aerospace & Defense             5.0  Road & Rail                               2.3
Machinery                       5.0  Diversified Telecommunications Services   2.2
Healthcare Providers & Services 4.8  Hotels, Restaurants & Leisure             2.2
Diversified Financial Services  4.3  Software                                  2.0
Pharmaceuticals                 3.6  Other, less than 2% each                 11.0
Healthcare Equipment & Supplies 3.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES VALUE FUND


                                                 SHARES  VALUE (+)
------------------------------------------------------------------

COMMON STOCKS - 95.0% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.7%
Northrop Grumman Corp.                           18,475 $1,257,594
United Technologies Corp.                        11,000    696,850
                                                        ----------
                                                         1,954,444
                                                        ----------
BEVERAGES - 1.5%
Molson Coors Brewing Co., Class B                15,125  1,042,113
                                                        ----------
CAPITAL MARKETS - 8.5%
Ameriprise Financial, Inc.                       16,435    770,802
Lehman Brothers Holdings, Inc.                   17,550  1,296,243
Mellon Financial Corp.                           29,625  1,158,337
Merrill Lynch & Co., Inc.                        16,450  1,286,719
Morgan Stanley                                   21,800  1,589,438
                                                        ----------
                                                         6,101,539
                                                        ----------
CHEMICALS - 3.0%
E.I. du Pont de Nemours & Co.                    22,000    942,480
Praxair, Inc.                                    20,625  1,220,175
                                                        ----------
                                                         2,162,655
                                                        ----------
COMMERCIAL BANKS - 3.3%
U.S. Bancorp(b)                                  41,550  1,380,291
Wells Fargo & Co.                                26,475    957,865
                                                        ----------
                                                         2,338,156
                                                        ----------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
ARAMARK Corp., Class B(b)                        19,075    626,805
                                                        ----------
COMMUNICATIONS EQUIPMENT - 2.7%
Avaya, Inc.(c)                                   63,775    729,586
Motorola, Inc.                                   47,725  1,193,125
                                                        ----------
                                                         1,922,711
                                                        ----------
COMPUTERS & PERIPHERALS - 1.9%
Hewlett-Packard Co.                              37,025  1,358,447
                                                        ----------
CONSTRUCTION & ENGINEERING - 1.7%
Chicago Bridge & Iron Co. NV                     27,125    652,627
Foster Wheeler Ltd.(c)                           15,300    590,427
                                                        ----------
                                                         1,243,054
                                                        ----------
CONSUMER FINANCE - 1.1%
American Express Co.                             14,400    807,552
                                                        ----------
DIVERSIFIED FINANCIAL SERVICES - 9.9%
Bank of America Corp.                            36,275  1,943,252
CIT Group, Inc.                                  24,875  1,209,671
Citigroup, Inc.                                  37,725  1,873,801
JPMorgan Chase & Co.                             42,975  2,018,106
                                                        ----------
                                                         7,044,830
                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 5.4%
AT&T, Inc.                                       37,625  1,225,070
BellSouth Corp.                                  44,050  1,883,137
Embarq Corp.(b)                                  16,050    776,339
                                                        ----------
                                                         3,884,546
                                                        ----------

                                             SHARES  VALUE (+)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRIC UTILITIES - 3.4%
Entergy Corp.                                18,200 $1,423,786
Exelon Corp.                                 17,075  1,033,720
                                                    ----------
                                                     2,457,506
                                                    ----------
ELECTRICAL EQUIPMENT - 1.0%
ABB Ltd. ADR                                 52,825    696,234
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Flextronics International, Ltd.(c)           57,975    732,804
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 3.3%
Halliburton Co.                              39,950  1,136,578
Schlumberger Ltd.                            19,375  1,201,831
                                                    ----------
                                                     2,338,409
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 2.2%
Baxter International, Inc.                   20,500    931,930
Beckman Coulter, Inc.(b)                     11,400    656,184
                                                    ----------
                                                     1,588,114
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 3.1%
McDonald's Corp.                             37,400  1,463,088
OSI Restaurant Partners, Inc.(b)             23,750    753,112
                                                    ----------
                                                     2,216,200
                                                    ----------
INDEPENDENT POWER PRODUCER & ENERGY - 1.2%
NRG Energy, Inc.(b)(c)                       19,525    884,483
                                                    ----------
INDUSTRIAL CONGLOMERATES - 1.6%
Tyco International Ltd.                      41,325  1,156,687
                                                    ----------
INSURANCE - 7.5%
Allstate Corp.                               29,225  1,833,284
American International Group, Inc.           22,400  1,484,224
Berkshire Hathaway, Inc., Class B(c)            295    936,330
Prudential Financial, Inc.                   14,700  1,120,875
                                                    ----------
                                                     5,374,713
                                                    ----------
MEDIA - 7.9%
Comcast Corp., Class A(b)(c)                 31,075  1,145,114
DIRECTV Group, Inc. (The)(b)(c)              60,325  1,187,196
EchoStar Communications Corp., Class A(c)    21,100    690,814
News Corp., Class A                          56,925  1,118,576
Time Warner, Inc.(b)                         82,205  1,498,597
                                                    ----------
                                                     5,640,297
                                                    ----------
MULTILINE RETAIL - 1.5%
Federated Department Stores, Inc.            23,800  1,028,398
                                                    ----------
OIL, GAS & CONSUMABLE FUELS - 6.5%
ExxonMobil Corp.                             44,125  2,960,787
Occidental Petroleum Corp.                   19,450    935,739
XTO Energy, Inc.                             18,350    773,086
                                                    ----------
                                                     4,669,612
                                                    ----------
PHARMACEUTICALS - 6.3%
Abbott Laboratories                          22,575  1,096,242
Bristol-Myers Squibb Co.                     30,350    756,322

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                            SHARES     VALUE (+)
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - CONTINUED
Johnson & Johnson                                           21,025  $  1,365,364
Pfizer, Inc.                                                46,090     1,307,112
                                                                    ------------
                                                                       4,525,040
                                                                    ------------
SOFTWARE - 1.4%
Microsoft Corp.                                             35,225       962,699
                                                                    ------------
SPECIALTY RETAIL - 2.9%
Gap, Inc. (The)                                             46,975       890,176
Office Depot, Inc.(c)                                       30,325     1,203,903
                                                                    ------------
                                                                       2,094,079
                                                                    ------------
TOBACCO - 1.6%
Altria Group, Inc.                                          15,300     1,171,215
                                                                    ------------

TOTAL COMMON STOCKS
 (Identified Cost $56,909,365)                                        68,023,342
                                                                    ------------

                                                  PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 18.0%

COMMERCIAL PAPER - 8.5%
New Center Asset Trust, 3.75%, 10/02/06(d)             $ 6,096,000     6,095,365
                                                                    ------------

                                                            SHARES
--------------------------------------------------------------------------------
State Street Securities Lending Quality
 Trust(e)                                                6,824,407     6,824,407
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $12,919,772)                                        12,919,772
                                                                    ------------

TOTAL INVESTMENTS - 113.0%
 (Identified Cost $69,829,137)(a)                                     80,943,114
 Other assets less liabilities--(13.0)%                              (9,329,737)
                                                                    ------------

TOTAL NET ASSETS - 100.0%                                           $ 71,613,377
                                                                    ------------

+  See Note 2a of Notes to Financial
   Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on
   investments based on cost of $69,864,600 for federal
   income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities
   in which there is an excess of value over tax cost               $ 11,382,199
   Aggregate gross unrealized depreciation for all securities
   in which there is an excess of tax cost over value                  (303,685)
                                                                    ------------
   Net unrealized appreciation                                      $ 11,078,514
                                                                    ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investment of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Diversified Financial Services         9.9% Commercial Banks                 3.3%
Capital Markets                        8.5  Hotels, Restaurants & Leisure    3.1
Media                                  7.9  Chemicals                        3.0
Insurance                              7.5  Specialty Retail                 2.9
Oil, Gas & Consumable Fuels            6.5  Aerospace & Defense              2.7
Pharmaceuticals                        6.3  Communications Equipment         2.7
Diversified Telecommunication Services 5.4  Healthcare Equipment & Supplies  2.2
Electric Utilities                     3.4  Other, less than 2% each        16.4
Energy Equipment & Services            3.3

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2006

                                                          AGGRESSIVE GROWTH   SMALL CAP GROWTH
                                                                FUND                FUND
-------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                        $     50,560,427   $     27,328,067
Net unrealized appreciation                                       4,959,146          2,281,607
                                                           ----------------   ----------------
Investments at value                                             55,519,573         29,609,674
Cash                                                                    898                194
Receivable for Fund shares sold                                      38,181                656
Receivable for securities sold                                    1,206,511             43,366
Dividends and interest receivable                                    11,316                170
Tax reclaims receivable                                                  --                 --
Receivable from investment adviser (Note 4)                           5,250              4,919
Securities lending income receivable                                    638              1,188
                                                           ----------------   ----------------
    TOTAL ASSETS                                                 56,782,367         29,660,167
                                                           ----------------   ----------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)               11,173,322          5,968,124
Payable for securities purchased                                  1,220,267            211,311
Payable for Fund shares redeemed                                    161,748              7,301
Management fees payable (Note 4)                                     27,005             14,361
Administrative fees payable (Note 4)                                  2,063                994
Deferred Trustees' fees (Note 4)                                     25,310             23,292
Service and distribution fees payable (Note 4)                          370                 41
Other accounts payable and accrued expenses                          37,345             39,116
                                                           ----------------   ----------------
    TOTAL LIABILITIES                                            12,647,430          6,264,540
                                                           ----------------   ----------------
NET ASSETS                                                 $     44,134,937   $     23,395,627
                                                           ----------------   ----------------
Net Assets consist of:
 Paid-in capital                                           $    134,337,341   $    223,326,816
 Undistributed (accumulated) net investment income (loss)           (25,310)           (23,291)
 Accumulated net realized gain (loss) on investments            (95,136,240)      (202,189,505)
 Net unrealized appreciation on investments                       4,959,146          2,281,607
                                                           ----------------   ----------------
NET ASSETS                                                 $     44,134,937   $     23,395,627
                                                           ----------------   ----------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                $     17,467,018   $     20,414,154
                                                           ----------------   ----------------
 Shares of beneficial interest                                      867,640          1,700,673
                                                           ----------------   ----------------
 Net asset value, offering and redemption price per share  $          20.13   $          12.00
                                                           ----------------   ----------------
RETAIL CLASS
 Net assets                                                $     26,667,919   $      2,981,473
                                                           ----------------   ----------------
 Shares of beneficial interest                                    1,354,155            254,594
                                                           ----------------   ----------------
 Net asset value, offering and redemption price per share  $          19.69   $          11.71
                                                           ----------------   ----------------
ADMIN CLASS
 Net assets                                                $             --   $             --
                                                           ----------------   ----------------
 Shares of beneficial interest                                           --                 --
                                                           ----------------   ----------------
 Net asset value, offering and redemption price per share  $             --   $             --
                                                           ----------------   ----------------
Value of securities on loan (Note 2)                       $     10,834,515   $      5,767,493
                                                           ----------------   ----------------

                See accompanying notes to financial statements.

                 SMALL CAP        TAX-MANAGED
                 VALUE FUND       EQUITY FUND       VALUE FUND
              ---------------------------------------------------
              $    883,214,324 $      9,603,814  $     69,829,137
                   132,592,335        1,780,780        11,113,977
              ---------------- ----------------  ----------------
                 1,015,806,659       11,384,594        80,943,114
                           600              766             1,018
                     2,001,103               --           260,042
                     6,130,221               --           373,568
                     1,002,873            4,786            53,302
                            --               --                78
                            --            6,221             1,459
                        16,612               53               130
              ---------------------------------------------------
                 1,024,958,068       11,396,420        81,632,711
              ---------------------------------------------------

                   205,404,052        2,266,006         6,824,407
                     4,032,580               --         3,101,721
                    15,933,125               --                --
                       589,875            3,666            25,548
                        38,336              417             2,845
                        77,454           21,365            24,119
                         6,014               --                 6
                       105,344           29,318            40,688
              ---------------------------------------------------
                   226,186,780        2,320,772        10,019,334
              ---------------------------------------------------
              $    798,771,288 $      9,075,648  $     71,613,377
              ---------------------------------------------------
              $    580,242,431 $     11,226,449  $     56,466,877
                     1,659,056           53,966           359,624
                    84,277,466       (3,985,547)        3,672,899
                   132,592,335        1,780,780        11,113,977
              ---------------------------------------------------
              $    798,771,288 $      9,075,648  $     71,613,377
              ---------------------------------------------------

              $    442,713,613 $      9,075,648  $     71,146,891
              ---------------------------------------------------
                    15,990,005          891,655         3,380,028
              ---------------------------------------------------
              $          27.69 $          10.18  $          21.05
              ---------------------------------------------------
              $    291,690,361 $             --  $        466,486
              ---------------------------------------------------
                    10,620,473               --            22,169
              ---------------------------------------------------
              $          27.46 $             --  $          21.04
              ---------------------------------------------------
              $     64,367,314 $             --  $             --
              ---------------------------------------------------
                     2,371,799               --                --
              ---------------------------------------------------
              $          27.14 $             --  $             --
              ---------------------------------------------------
              $    198,439,289 $      2,222,079  $      6,672,959
              ---------------------------------------------------


                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

                                                        AGGRESSIVE        SMALL CAP
                                                        GROWTH FUND      GROWTH FUND
---------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                             $      181,978   $       30,359
Interest                                                      37,996           27,918
Securities lending income (Note 2)                            30,276           11,339
Less net foreign taxes withheld                                 (209)              --
                                                      --------------   --------------
                                                             250,041           69,616
                                                      --------------   --------------

EXPENSES
Management fees (Note 4)                                     360,159          168,944
Distribution fees--Retail Class (Note 4)                      72,783            8,704
Service and distribution fees--Admin Class (Note 4)               --               --
Trustees' fees and expenses (Note 4)                          16,874           15,269
Administrative fees (Note 4)                                  22,806            7,008
Custodian fees and expenses                                   15,461           15,204
Transfer agent fees and expenses--Institutional Class         12,175           22,163
Transfer agent fees and expenses--Retail Class                61,145           13,703
Transfer agent fees and expenses--Admin Class                     --               --
Audit and tax services fees                                   35,967           34,377
Registration fees                                             34,645           28,248
Shareholder reporting expenses                                10,580            8,698
Legal fees                                                     2,458              724
Expense recapture--Institutional Class (Note 4)                   --               --
Miscellaneous expenses                                         8,333            6,739
                                                      --------------   --------------
Total expenses                                               653,386          329,781
Less reimbursement/waiver (Note 4)                          (100,433)         (95,818)
                                                      --------------   --------------
Net expenses                                                 552,953          233,963
                                                      --------------   --------------
Net investment income (loss)                                (302,912)        (164,347)
                                                      --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
REALIZED GAIN ON:
Investments--net                                           5,806,076        2,479,317
                                                      --------------   --------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                          (3,169,570)        (935,346)
                                                      --------------   --------------
Net realized and unrealized gain on investments            2,636,506        1,543,971
                                                      --------------   --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $    2,333,594   $    1,379,624
                                                      --------------   --------------

                See accompanying notes to financial statements.

                  SMALL CAP       TAX-MANAGED
                  VALUE FUND      EQUITY FUND     VALUE FUND
                -----------------------------------------------
                $    9,061,893  $      123,055  $      813,238
                     1,198,181           3,020          67,244
                       193,470             182           2,227
                          (740)             --          (1,229)
                -----------------------------------------------
                    10,452,804         126,257         881,480
                -----------------------------------------------

                     5,772,364          46,295         222,326
                       678,990              --              65
                       331,716              --              --
                        56,860          14,492          16,419
                       404,043           4,625          21,947
                        59,597          12,831          17,258
                        76,262           2,606          23,920
                       259,217              --           1,964
                        71,463              --              --
                        30,922          30,662          33,025
                        77,107          27,892          42,688
                        90,488           5,384          16,058
                        40,078             535           2,203
                        97,106              --              --
                        39,504           6,214           7,962
                -----------------------------------------------
                     8,085,717         151,536         405,835
                      (174,650)        (91,352)        (27,337)
                -----------------------------------------------
                     7,911,067          60,184         378,498
                -----------------------------------------------
                     2,541,737          66,073         502,982
                -----------------------------------------------

                    94,104,228         210,739       4,648,831
                -----------------------------------------------

                   (18,494,360)        657,313       2,810,437
                -----------------------------------------------
                    75,609,868         868,052       7,459,268
                -----------------------------------------------

                $   78,151,605  $      934,125  $    7,962,250
                -----------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                         $   (302,912)      $  (372,012)
Net realized gain on investments                                               5,806,076         8,280,912
Net change in unrealized appreciation (depreciation) on investments           (3,169,570)        2,760,613
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                               2,333,594        10,669,513
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                   --          (280,790)
Retail Class                                                                          --          (217,988)
CAPITAL GAINS:
Institutional Class                                                                   --                --
Retail Class                                                                          --                --
                                                                         ------------------ ------------------
Total distributions                                                                   --          (498,778)
                                                                         ------------------ ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     (10,159,975)       (8,782,602)
                                                                         ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                   --                --
Retail Class                                                                          --                --
                                                                         ------------------ ------------------
Total increase (decrease) in net assets                                       (7,826,381)        1,388,133
NET ASSETS
Beginning of year                                                             51,961,318        50,573,185
                                                                         ------------------ ------------------
End of year                                                                 $ 44,134,937       $51,961,318
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS         $    (25,310)      $   (14,661)
                                                                         ------------------ ------------------

SMALL CAP GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                                    $  (164,347)       $   (209,903)
Net realized gain on investments                                                         2,479,317           4,895,374
Net change in unrealized appreciation (depreciation) on investments                       (935,346)            483,981
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                         1,379,624           5,169,452
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                             --                  --
Retail Class                                                                                    --                  --
CAPITAL GAINS:
Institutional Class                                                                             --                  --
Retail Class                                                                                    --                  --
                                                                                    ------------------ ------------------
Total distributions                                                                             --                  --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)      2,617,609         (16,249,525)
                                                                                    ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                         18,107               1,091
Retail Class                                                                                 3,369                 344
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                  4,018,709         (11,078,638)
NET ASSETS
Beginning of year                                                                       19,376,918          30,455,556
                                                                                    ------------------ ------------------
End of year                                                                            $23,395,627        $ 19,376,918
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS                    $   (23,291)       $    (13,569)
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND


                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $  2,541,737       $  2,280,117
Net realized gain on investments                                              94,104,228         58,138,015
Net change in unrealized appreciation (depreciation) on investments          (18,494,360)        43,086,275
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              78,151,605        103,504,407
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                           (2,173,458)          (330,114)
Retail Class                                                                    (748,627)                --
Admin Class                                                                      (47,377)                --
CAPITAL GAINS:
Institutional Class                                                          (36,009,634)       (36,097,787)
Retail Class                                                                 (21,502,778)       (18,456,167)
Admin Class                                                                   (6,186,131)        (6,757,571)
                                                                         ------------------ ------------------
Total distributions                                                          (66,668,005)       (61,641,639)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)      80,692,685         82,243,991
                                                                         ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                               17,840              5,541
Retail Class                                                                      11,357              3,209
Admin Class                                                                        2,753                956
                                                                         ------------------ ------------------
Total increase in net assets                                                  92,208,235        124,116,465
NET ASSETS
Beginning of year                                                            706,563,053        582,446,588
                                                                         ------------------ ------------------
End of year                                                                 $798,771,288       $706,563,053
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $  1,659,056       $  2,086,781
                                                                         ------------------ ------------------

TAX-MANAGED EQUITY FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $    66,073         $   46,163
Net realized gain on investments                                                           210,739             19,715
Net change in unrealized appreciation (depreciation) on investments                        657,313            533,250
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                           934,125            599,128
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                        (54,165)           (23,811)
CAPITAL GAINS:
Institutional Class                                                                             --                 --
                                                                                    ------------------ ------------------
Total distributions                                                                        (54,165)           (23,811)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     (1,034,586)         3,452,918
                                                                                    ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                             --                 --
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                   (154,626)         4,028,235
NET ASSETS
Beginning of year                                                                        9,230,274          5,202,039
                                                                                    ------------------ ------------------
End of year                                                                            $ 9,075,648         $9,230,274
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $    53,966         $   42,058
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

VALUE FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $   502,982        $   397,776
Net realized gain on investments                                                         4,648,831          2,769,664
Net change in unrealized appreciation (depreciation) on investments                      2,810,437          2,911,452
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                         7,962,250          6,078,892
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                       (530,299)          (524,122)
Retail Class                                                                                    --                 --
CAPITAL GAINS:
Institutional Class                                                                     (1,548,378)                --
Retail Class                                                                                    --                 --
                                                                                    ------------------ ------------------
Total distributions                                                                     (2,078,677)          (524,122)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     28,475,203         (1,863,227)
                                                                                    ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                             --                 --
Retail Class                                                                                    --                 --
                                                                                    ------------------ ------------------
Total increase in net assets                                                            34,358,776          3,691,543
NET ASSETS
Beginning of year                                                                       37,254,601         33,563,058
                                                                                    ------------------ ------------------
End of year                                                                            $71,613,377        $37,254,601
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $   359,624        $   388,984
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                See accompanying notes to financial statements.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset                                                Dividends    Distributions
                       value,        Net        Net realized   Total from         from        from net
                      beginning   investment   and unrealized  investment    net investment   realized
                    of the period  loss(c)      gain (loss)    operations        income     capital gains
---------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2006              $19.00       $(0.10)        $ 1.23        $ 1.13          $   --        $   --
9/30/2005               15.50        (0.10)          3.78          3.68           (0.18)           --
9/30/2004               13.69        (0.13)          1.94          1.81              --            --
9/30/2003               10.70        (0.10)          3.09          2.99              --            --
9/30/2002               13.56        (0.13)         (2.73)        (2.86)             --            --

RETAIL CLASS
9/30/2006              $18.63       $(0.15)        $ 1.21        $ 1.06          $   --        $   --
9/30/2005               15.20        (0.14)          3.70          3.56           (0.13)           --
9/30/2004               13.46        (0.16)          1.90          1.74              --            --
9/30/2003               10.55        (0.13)          3.04          2.91              --            --
9/30/2002               13.41        (0.16)         (2.70)        (2.86)             --            --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                         RATIOS TO AVERAGE NET ASSETS
--------------                                         ----------------------------------
                         Net asset         Net assets,                                   Portfolio
                           value,   Total    end of      Net     Gross         Net       turnover
    Total     Redemption   end of   return the period  expenses expenses investment loss   rate
distributions    fee     the period  %(a)    (000's)     %(b)      %            %            %
--------------------------------------------------------------------------------------------------

   $   --        $--       $20.13     6.0    $17,467     1.00     1.12        (0.49)        211
    (0.18)        --        19.00    23.9     26,159     1.00     1.21        (0.60)        280
       --         --        15.50    13.2     25,191     1.00     1.17        (0.84)        284
       --         --        13.69    27.9     23,866     1.00     1.23        (0.88)        248
       --         --        10.70   (21.1)    13,421     1.00     1.31        (0.91)        220

   $   --        $--       $19.69     5.7    $26,668     1.25     1.52        (0.72)        211
    (0.13)        --        18.63    23.6     25,802     1.25     1.50        (0.85)        280
       --         --        15.20    12.9     25,382     1.25     1.42        (1.10)        284
       --         --        13.46    27.6     32,813     1.25     1.47        (1.13)        248
       --         --        10.55   (21.3)    26,885     1.25     1.45        (1.16)        220

                See accompanying notes to financial statements.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset      Net                                       Dividends    Distributions
                       value,     investment      Net realized  Total from        from        from net
                      beginning     income       and unrealized investment   net investment   realized
                    of the period (loss)(c)       gain (loss)   operations       income     capital gains
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2006              $11.08       $(0.08)          $ 0.99       $ 0.91         $   --        $   --
9/30/2005                8.96        (0.08)            2.20         2.12             --            --
9/30/2004                8.59        (0.09)            0.46         0.37             --            --
9/30/2003                6.35        (0.06)            2.30         2.24             --            --
9/30/2002                8.83        (0.08)           (2.40)       (2.48)            --            --

RETAIL CLASS
9/30/2006              $10.84       $(0.11)          $ 0.97       $ 0.86         $   --        $   --
9/30/2005                8.78        (0.11)            2.17         2.06             --            --
9/30/2004                8.45        (0.11)            0.44         0.33             --            --
9/30/2003                6.26        (0.08)            2.27         2.19             --            --
9/30/2002                8.72        (0.10)           (2.36)       (2.46)            --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2006              $27.43       $ 0.13           $ 2.70       $ 2.83         $(0.15)       $(2.42)
9/30/2005               25.75         0.13             4.22         4.35          (0.02)        (2.65)
9/30/2004               21.34         0.04             4.97         5.01          (0.05)        (0.55)
9/30/2003               17.28         0.05             4.01         4.06             --            --
9/30/2002               19.89         0.10            (0.36)       (0.26)         (0.11)        (2.24)

RETAIL CLASS
9/30/2006              $27.23       $ 0.06           $ 2.67       $ 2.73         $(0.08)       $(2.42)
9/30/2005               25.62         0.06             4.20         4.26             --         (2.65)
9/30/2004               21.25        (0.02)            4.95         4.93          (0.01)        (0.55)
9/30/2003               17.25        (0.00)(d)         4.00         4.00             --            --
9/30/2002               19.85         0.05            (0.35)       (0.30)         (0.06)        (2.24)

ADMIN CLASS
9/30/2006              $26.94       $(0.01)          $ 2.65       $ 2.64         $(0.02)       $(2.42)
9/30/2005               25.43        (0.00)(d)         4.16         4.16             --         (2.65)
9/30/2004               21.13        (0.08)            4.93         4.85             --         (0.55)
9/30/2003               17.20        (0.05)            3.98         3.93             --            --
9/30/2002               19.80        (0.00)(d)        (0.35)       (0.35)         (0.01)        (2.24)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
(e) Includes expense recapture of 0.02%. See Note 4 of Notes to Financial Statements.

                See accompanying notes to financial statements.

                See accompanying notes to financial statements.

                                      48

                                                         RATIOS TO AVERAGE NET ASSETS
--------------                                         ----------------------------------
                         Net asset         Net assets,                          Net      Portfolio
                           value,   Total    end of      Net      Gross     investment   turnover
    Total     Redemption   end of   return the period  expenses  expenses  income (loss)   rate
distributions    fee     the period  %(a)    (000's)     %(b)       %            %           %
--------------------------------------------------------------------------------------------------

   $   --       $0.01      $12.00     8.3   $ 20,414     1.00      1.38        (0.69)       100
       --        0.00(d)    11.08    23.7     15,785     1.00      1.70        (0.85)       227
       --        0.00(d)     8.96     4.3     15,867     1.00      1.31        (0.95)       217
       --          --        8.59    35.3     22,519     1.00      1.19        (0.91)       190
       --          --        6.35   (28.1)    42,415     1.00      1.07        (0.90)       162

   $   --       $0.01      $11.71     8.0   $  2,981     1.25      1.92        (0.94)       100
       --        0.00(d)    10.84    23.5      3,592     1.25      1.87        (1.14)       227
       --        0.00(d)     8.78     3.9     14,589     1.25      1.52        (1.19)       217
       --          --        8.45    35.0     30,345     1.25      1.43        (1.17)       190
       --          --        6.26   (28.2)    32,135     1.25      1.33        (1.15)       162


   $(2.57)      $0.00(d)   $27.69    11.2   $442,714     0.89(e)   0.89(e)      0.47         62
    (2.67)       0.00(d)    27.43    18.0    403,110     0.90      0.93         0.48         59
    (0.60)       0.00(d)    25.75    23.8    346,356     0.90      0.93         0.16         70
       --          --       21.34    23.5    289,945     0.90      0.94         0.26         74
    (2.35)         --       17.28    (2.6)   234,370     0.94      0.96         0.48         86

   $(2.50)      $0.00(d)   $27.46    10.9   $291,690     1.15      1.20         0.21         62
    (2.65)       0.00(d)    27.23    17.7    235,948     1.15      1.20         0.24         59
    (0.56)       0.00(d)    25.62    23.5    173,411     1.15      1.18        (0.08)        70
       --          --       21.25    23.2    140,152     1.15      1.20        (0.01)        74
    (2.30)         --       17.25    (2.8)    86,816     1.19      1.20         0.22         86

   $(2.44)      $0.00(d)   $27.14    10.6   $ 64,367     1.40      1.46        (0.04)        62
    (2.65)       0.00(d)    26.94    17.4     67,505     1.40      1.43        (0.01)        59
    (0.55)       0.00(d)    25.43    23.3     62,680     1.40      1.43        (0.33)        70
       --          --       21.13    22.9     37,411     1.40      1.47        (0.27)        74
    (2.25)         --       17.20    (3.0)    24,655     1.44      1.53        (0.01)        86

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset                                                Dividends    Distributions
                       value,        Net        Net realized   Total from         from        from net
                      beginning   investment   and unrealized  investment    net investment   realized
                    of the period income(c)     gain (loss)    operations        income     capital gains
---------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2006              $ 9.20       $0.07          $ 0.97        $ 1.04          $(0.06)       $   --
9/30/2005                8.49        0.05            0.69          0.74           (0.03)           --
9/30/2004                7.66        0.05            0.97          1.02           (0.19)           --
9/30/2003                6.78        0.06            0.85          0.91           (0.03)           --
9/30/2002                7.67        0.06           (0.81)        (0.75)          (0.14)           --

VALUE FUND

INSTITUTIONAL CLASS
9/30/2006              $18.72       $0.22          $ 3.17        $ 3.39          $(0.27)       $(0.79)
9/30/2005               15.95        0.20            2.83          3.03           (0.26)           --
9/30/2004               13.52        0.21            2.39          2.60           (0.17)           --
9/30/2003               11.17        0.15            2.29          2.44           (0.09)           --
9/30/2002               13.90        0.13           (2.42)        (2.29)          (0.16)        (0.28)

RETAIL CLASS
9/30/2006*             $19.69       $0.02          $ 1.33        $ 1.35          $   --        $   --

* From commencement of Class operations on June 30, 2006, through September 30, 2006.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Annualized for periods less than one year.

                See accompanying notes to financial statements.

                See accompanying notes to financial statements.

                                                        RATIOS TO AVERAGE NET ASSETS
--------------                                         -------------------------------
                         Net asset         Net assets,                        Net     Portfolio
                           value,   Total  end of the    Net      Gross    investment turnover
    Total     Redemption end of the return   period    expenses  expenses    income     rate
distributions    fee       period    %(a)    (000's)     %(b)       %          %          %
-----------------------------------------------------------------------------------------------

   $(0.06)       $--       $10.18    11.3    $ 9,076     0.65      1.64       0.71        40
    (0.03)        --         9.20     8.7      9,230     0.65      2.02       0.59        38
    (0.19)        --         8.49    13.4      5,202     0.65      3.39       0.59        27
    (0.03)        --         7.66    13.5      2,490     0.65      1.82       0.81       200
    (0.14)        --         6.78   (10.1)    17,426     0.65      1.14       0.72       188


   $(1.06)       $--       $21.05    18.9    $71,147     0.85      0.91       1.13        36
    (0.26)        --        18.72    19.2     37,255     0.85      0.92       1.13        34
    (0.17)        --        15.95    19.4     33,563     0.85      0.93       1.38        47
    (0.09)        --        13.52    22.0     37,959     0.85      0.92       1.23        56
    (0.44)        --        11.17   (17.2)    33,025     0.85      0.90       0.90        66

   $   --        $--       $21.04     6.9    $   466     1.10(d)   8.65(d)    0.42(d)     36

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006


1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser's pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from Real Estate Investment Trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2006, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions from REITs and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to

SEPTEMBER 30, 2006


capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 was as follows:

                         2006 DISTRIBUTIONS PAID FROM:       2005 DISTRIBUTIONS PAID FROM:
                       ---------------------------------- -----------------------------------
                                   LONG-TERM                           LONG-TERM
                        ORDINARY    CAPITAL                ORDINARY     CAPITAL
                         INCOME      GAINS       TOTAL      INCOME       GAINS       TOTAL
                       ---------- ----------- ----------- ----------- ----------- -----------
Aggressive Growth Fund $       -- $        -- $        -- $   498,778 $        -- $   498,778
Small Cap Growth Fund          --          --          --          --          --          --
Small Cap Value Fund    8,314,591  58,353,414  66,668,005  24,071,753  37,569,886  61,641,639
Tax-Managed Equity
  Fund                     54,165          --      54,165      23,811          --      23,811
Value Fund                634,233   1,444,444   2,078,677     524,122          --     524,122

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                    AGGRESSIVE     SMALL CAP     SMALL CAP   TAX-MANAGED
                                    GROWTH FUND   GROWTH FUND    VALUE FUND  EQUITY FUND  VALUE FUND
                                   ------------  -------------  ------------ -----------  -----------
Undistributed ordinary income      $         --  $          --  $ 17,071,954 $    75,331  $   605,349
Undistributed long-term capital
  gains                                      --             --    69,203,123          --    3,486,756
                                   ------------  -------------  ------------ -----------  -----------
Total undistributed earnings                 --             --    86,275,077      75,331    4,092,105
Capital loss carryforward:
 Expires September 30, 2009                  --             --            --     (12,547)          --
 Expires September 30, 2010         (73,993,065)  (142,893,730)           --  (2,177,191)          --
 Expires September 30, 2011         (21,142,388)   (59,283,040)           --  (1,662,157)          --
 Expires September 30, 2012                  --             --            --    (110,150)          --
 Expires September 30, 2013                  --             --            --     (17,395)          --
                                   ------------  -------------  ------------ -----------  -----------
Total capital loss carryforward     (95,135,453)  (202,176,770)           --  (3,979,440)          --
Deferred net capital losses
  (post October 2005)                        --             --            --          --           --
Unrealized appreciation               4,958,357      2,268,872   132,331,232   1,774,672   11,078,514
                                   ------------  -------------  ------------ -----------  -----------
Total accumulated earnings
  (losses)                         $(90,177,096) $(199,907,898) $218,606,309 $(2,129,437) $15,170,619
                                   ------------  -------------  ------------ -----------  -----------
Capital loss carryforward utilized
  in the current year              $  5,800,947  $   2,487,588  $         -- $   201,958  $        --
                                   ------------  -------------  ------------ -----------  -----------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least

100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2006 were as follows:

                        MARKET VALUE
                        OF SECURITIES   VALUE OF
FUND                       ON LOAN     COLLATERAL
----                    ------------- ------------
Aggressive Growth Fund   $ 10,834,515 $ 11,173,322
Small Cap Growth Fund       5,767,493    5,968,124
Small Cap Value Fund      198,439,289  205,404,052
Tax-Managed Equity Fund     2,222,079    2,266,006
Value Fund                  6,672,959    6,824,407

I. INDEMNIFICATIONS. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. NEW ACCOUNTING PRONOUNCEMENTS. In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on each Fund's net assets and results of operations.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2006, purchases and sales of securities (excluding short-term investments) were as follows:

FUND                     PURCHASES      SALES
----                    ------------ ------------
Aggressive Growth Fund  $ 99,337,705 $111,091,278
Small Cap Growth Fund     23,891,744   21,691,400
Small Cap Value Fund     479,569,042  455,285,420
Tax-Managed Equity Fund    3,677,308    5,043,106
Value Fund                40,530,129   15,798,698

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2006, provide for fees at the following annual percentage rates of each Fund's average daily net assets:

                        MANAGEMENT
FUND                       FEES
----                    ----------
Aggressive Growth Fund    0.75%
Small Cap Growth Fund     0.75%
Small Cap Value Fund      0.75%
Tax-Managed Equity Fund   0.50%
Value Fund                0.50%

SEPTEMBER 30, 2006



Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2007 and will be reevaluated on an annual basis. For the year ended September 30, 2006, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                   EXPENSE LIMIT AS A PERCENTAGE OF
                                       AVERAGE DAILY NET ASSETS
                             --------------------------------------------
     FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS
     ----                    ------------------- ------------ -----------
     Aggressive Growth Fund         1.00%           1.25%         --
     Small Cap Growth Fund          1.00%           1.25%         --
     Small Cap Value Fund           0.90%           1.15%        1.40%
     Tax-Managed Equity Fund        0.65%            --           --
     Value Fund                     0.85%           1.10%         --

For the year ended September 30, 2006, the management fees and waivers of management fees for each Fund were as follows:

                                                              PERCENTAGE OF
                               GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
                             MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
     FUND                       FEE        FEE        FEE      GROSS        NET
     ----                    ---------- ---------- ---------- ------          -----
     Aggressive Growth Fund  $  360,159  $  27,550 $  332,609 0.75%        0.69%
     Small Cap Growth Fund      168,944     62,772    106,172 0.75%        0.47%
     Small Cap Value Fund     5,772,364         --  5,772,364 0.75%        0.75%
     Tax-Managed Equity Fund     46,295         --     46,295 0.50%        0.50%
     Value Fund                 222,326     12,894    209,432 0.50%        0.47%

For the year ended September 30, 2006, in addition to the waiver of management fees, expenses have been reimbursed as follows:

                         EXPENSES
FUND                    REIMBURSED
----                    ----------
Aggressive Growth Fund    $ 72,883
Small Cap Growth Fund       33,046
Small Cap Value Fund       174,650
Tax-Managed Equity Fund     91,352
Value Fund                  14,443

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2006 were as follows:


                           EXPENSES SUBJECT TO POSSIBLE REIMBURSEMENT UNTIL
                                          SEPTEMBER 30, 2007
                        ------------------------------------------------------
FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS   TOTAL
----                    ------------------- ------------ ----------- ---------
Aggressive Growth Fund             $ 22,586     $ 77,847     $    -- $ 100,433
Small Cap Growth Fund                72,414       23,404          --    95,818
Small Cap Value Fund                     --      134,548      40,102   174,650
Tax-Managed Equity Fund              91,352           --          --    91,352
Value Fund                           25,367        1,970          --    27,337

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

B. ADMINISTRATIVE FEES. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation, is an indirect wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among the Trusts, IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Trusts and IXIS Advisor Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Trusts and IXIS Advisor Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the year ended September 30, 2006, amounts paid to IXIS Advisors for administrative fees were as follows:

FUND                    ADMINISTRATIVE FEES
----                    -------------------
Aggressive Growth Fund             $ 22,806
Small Cap Growth Fund                 7,008
Small Cap Value Fund                404,043
Tax-Managed Equity Fund               4,625
Value Fund                           21,947

C. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the funds.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and Value Fund have adopted Distribution Plans relating to their Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2006, the Funds paid the following service and distributions fees:

                        SERVICE FEES    DISTRIBUTION FEES
                        ------------ ------------------------
FUND                    ADMIN CLASS  RETAIL CLASS ADMIN CLASS
----                    ------------ ------------ -----------
Aggressive Growth Fund     $      --    $  72,783    $     --
Small Cap Growth Fund             --        8,704          --
Small Cap Value Fund         165,858      678,990     165,858
Tax-Managed Equity Fund           --           --          --
Value Fund                        --           65          --

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and

SEPTEMBER 30, 2006


the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board who each received an annual retainer of $25,000. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supported the Funds' Chief Compliance Officer. For the period from October 1, 2005 to December 31, 2005, each Fund's portion of such expense was approximately $575.

E. REDEMPTION FEES. Shareholders of Small Cap Growth Fund and Small Cap Value Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of such Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2006, the Funds had no borrowings under this agreement.

6. BROKERAGE COMMISSION RECAPTURE. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the year ended September 30, 2006, amounts rebated under these agreements were as follows:

FUND                    REBATES
----                    --------
Aggressive Growth Fund  $ 21,790
Small Cap Growth Fund      4,975
Small Cap Value Fund     137,046
Tax-Managed Equity Fund      870
Value Fund                 1,252

7. SHAREHOLDERS. At September 30, 2006, IXIS US Group owned 259,319 shares, equating to 29.1% of Tax-Managed Equity Fund's shares outstanding. At September 30, 2006, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund      319,727         357,978
Small Cap Growth Fund       364,448         350,076
Small Cap Value Fund        331,894         623,346
Value Fund                  494,545         479,617

At September 30, 2006, two shareholders individually owned more than 5% of the Small Cap Growth Fund's total outstanding shares, representing, in aggregate, 19.4% of the Fund; three shareholders individually owned more than 5% of the Tax-Managed Equity Fund's total outstanding shares, representing, in aggregate, 42.4% of the Fund; and one shareholder individually owned more than 5% of the Value Fund's total outstanding shares, representing, in aggregate, 16.5% of the Fund.

8. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                  AGGRESSIVE GROWTH FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        113,035     $  2,403,816         53,494    $    915,359
Issued in connection with
  the reinvestment of distributions        --               --         16,185         277,892
Redeemed                             (622,265)     (12,061,960)      (318,259)     (5,344,666)
                                     --------     ---------------  ------------  --------------
Net change                           (509,230)    $ (9,658,144)      (248,580)   $ (4,151,415)
                                     --------     ---------------  ------------  --------------

                                      Shares         Amount          Shares         Amount
RETAIL CLASS                         --------     ------------     ----------    ------------
Issued from the sale of shares        466,779     $  9,602,643        318,102    $  5,337,862
Issued in connection with
  the reinvestment of distributions        --               --         12,860         216,942
Redeemed                             (497,710)     (10,104,474)      (615,930)    (10,185,991)
                                     --------     ---------------  ------------  --------------
Net change                            (30,931)    $   (501,831)      (284,968)   $ (4,631,187)
                                     --------     ---------------  ------------  --------------
Increase (decrease) from capital
  share transactions                 (540,161)    $(10,159,975)      (533,548)   $ (8,782,602)
                                     --------     ---------------  ------------  --------------

                                                   SMALL CAP GROWTH FUND

                                     Year Ended September 30 2006  Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        514,581     $  6,313,604        113,316    $  1,131,916
Issued in connection with
  the reinvestment of distributions        --               --             --              --
Redeemed                             (238,173)      (2,861,514)      (460,764)     (4,575,642)
                                     --------     ---------------  ------------  --------------
Net change                            276,408     $  3,452,090       (347,448)   $ (3,443,726)
                                     --------     ---------------  ------------  --------------

                                      Shares         Amount          Shares         Amount
RETAIL CLASS                         --------     ------------     ----------    ------------
Issued from the sale of shares        118,067     $  1,415,130        216,852    $  2,124,356
Issued in connection with
  the reinvestment of distributions        --               --             --              --
Redeemed                             (194,917)      (2,249,611)    (1,546,953)    (14,930,155)
                                     --------     ---------------  ------------  --------------
Net change                            (76,850)    $   (834,481)    (1,330,101)   $(12,805,799)
                                     --------     ---------------  ------------  --------------
Increase (decrease) from
  capital share transactions          199,558     $  2,617,609     (1,677,549)   $(16,249,525)
                                     --------     ---------------  ------------  --------------

SEPTEMBER 30, 2006


                                                    SMALL CAP VALUE FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares        2,676,286    $ 73,004,753     3,605,383    $ 93,881,608
Issued in connection with
  the reinvestment of distributions   1,409,958      35,671,938     1,389,061      34,567,270
Redeemed                             (2,792,941)    (76,314,037)   (3,747,820)    (95,533,263)
                                     ----------    --------------  ------------  --------------
Net change                            1,293,303    $ 32,362,654     1,246,624    $ 32,915,615
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares         Amount
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares        4,178,708    $113,429,036     3,302,664    $ 85,184,696
Issued in connection with
  the reinvestment of distributions     879,102      22,100,621       739,424      18,285,960
Redeemed                             (3,102,060)    (83,870,790)   (2,145,167)    (55,041,964)
                                     ----------    --------------  ------------  --------------
Net change                            1,955,750    $ 51,658,867     1,896,921    $ 48,428,692
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares         Amount
ADMIN CLASS                          ----------    ------------    ----------    ------------
Issued from the sale of shares          834,549    $ 22,351,432     1,009,094    $ 25,783,740
Issued in connection with
  the reinvestment of distributions     237,129       5,902,138       263,038       6,449,687
Redeemed                             (1,206,021)    (31,582,406)   (1,230,767)    (31,333,743)
                                     ----------    --------------  ------------  --------------
Net change                             (134,343)   $ (3,328,836)       41,365    $    899,684
                                     ----------    --------------  ------------  --------------
Increase (decrease) from
  capital share transactions          3,114,710    $ 80,692,685     3,184,910    $ 82,243,991
                                     ----------    --------------  ------------  --------------

                                                   TAX-MANAGED EQUITY FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares          110,105    $  1,042,547       421,995    $  3,741,887
Issued in connection with
  the reinvestment of distributions       4,870          45,436         2,601          23,491
Redeemed                               (226,157)     (2,122,569)      (34,673)       (312,460)
                                     ----------    --------------  ------------  --------------
Increase (decrease) from
  capital share transactions           (111,182)   $ (1,034,586)      389,923    $  3,452,918
                                     ----------    --------------  ------------  --------------

                                                       VALUE FUND

                                     Year Ended September 30, 2006       Year Ended September 30, 2005
                                     ----------------------------        ----------------------------

                                       Shares               Amount         Shares          Amount
INSTITUTIONAL CLASS                  ---------           -----------     --------      -----------
Issued from the sale of shares       1,543,164           $31,129,107      141,305      $ 2,428,427
Issued in connection with
  the reinvestment of distributions    111,464             2,043,141       30,355          515,434
Redeemed                              (264,649)           (5,153,539)    (285,225)      (4,807,088)
                                     ---------           --------------  ------------  --------------
Net change                           1,389,979           $28,018,709     (113,565)     $(1,863,227)
                                     ---------           --------------  ------------  --------------

                                     Period Ended September 30, 2006 (a)
                                     ----------------------------

                                        Shares               Amount
RETAIL CLASS                         ---------           -----------
Issued from the sale of shares          22,169           $   456,494
Issued in connection with
  the reinvestment of distributions         --                    --
Redeemed                                    --                    --
                                     ---------           --------------
Net change                              22,169           $   456,494
                                     ---------           --------------
Increase (decrease) from
  capital share transactions         1,412,148           $28,475,203
                                     ---------           --------------

(a) From June 30, 2006, commencement of operations.

9. SUBSEQUENT EVENT. On October 20, 2006, IXIS US Group liquidated its position of 261,354 shares in the Tax-Managed Equity Fund (27.8% of the total shares outstanding of the Fund). This was accomplished through a redemption-in-kind which included $2,453,150 of securities and $249,255 in cash. Because the Trust's Board of Trustees has adopted procedures for any redemption-in-kind in which the redeeming shareholder is an affiliated person, IXIS US Group received its redemption proceeds through a pro rata, in-kind distribution of portfolio investments consistent with these redemption-in-kind procedures. Specifically, these procedures provide that a redemption-in-kind shall be effected at the affiliated shareholder's proportionate share of the Fund's current net assets and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. As a result, the Tax-Managed Equity Fund avoided having to sell significant portfolio assets to raise cash to meet the affiliated shareholder's request--thus limiting the potential adverse effect on the Tax-Managed Equity Fund's net asset value per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2006

2006 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2006, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                    QUALIFYING PERCENTAGE
----                    ---------------------
Small Cap Value Fund            76.31%
Tax-Managed Equity Fund        100.00%
Value Fund                      96.79%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2006.

FUND                    AMOUNT
----                  --------
Small Cap Value Fund $58,353,414
Value Fund             1,444,444

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2006, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

FUND
----
Small Cap Value Fund
Tax-Managed Equity Fund
Value Fund

                        TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH                                               NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr.  Trustee since 2003  Douglas Dillon Professor and Director of  38; Director, Taubman Centers,
(3/23/40)                Contract Review    the Belfer Center for Science and         Inc. (real estate investment trust)
                          and Governance    International Affairs, John F. Kennedy
                         Committee Member   School of Government,
                                            Harvard University

Charles D. Baker        Trustee since 2005  President and Chief Executive Officer,    38; None
(11/13/56)               Contract Review    Harvard Pilgrim Health Care (health plan)
                          and Governance
                         Committee Member

Edward A. Benjamin      Trustee since 2002  Retired                                   38; Director, Precision Optics
(5/30/38)                Chairman of the                                              Corporation (optics manufacturer)
                         Contract Review
                          and Governance
                            Committee

Daniel M. Cain          Trustee since 2003  President and Chief Executive Officer,    38; Director, Sheridan Healthcare
(2/24/45)                Chairman of the    Cain Brothers & Company, Incorporated     Inc. (physician practice
                         Audit Committee    (investment banking)                      management)


Paul G. Chenault+       Trustee since 2002  Retired; Trustee, First Variable Life     38; Director, Mailco Office
(9/12/33)               for Loomis Sayles   (variable life insurance)                 Products, Inc. (mailing
                       Trust I; since 2000                                            equipment)
                        for Loomis Sayles
                             Funds II
                         Contract Review
                          and Governance
                         Committee Member

Kenneth J. Cowan+       Trustee since 2003  Retired                                   38; None
(4/5/32)                 Contract Review
                          and Governance
                         Committee Member

Richard Darman          Trustee since 2003  Partner, The Carlyle Group (investments); 38; Director and Chairman of
(5/10/43)                Contract Review    formerly, Professor, John F. Kennedy      Board of Directors, AES
                          and Governance    School of Government, Harvard             Corporation (international power
                         Committee Member   University                                company)

Sandra O. Moose        Trustee since 2003;  President, Strategic Advisory Services    38; Director, Verizon
(2/17/42)               Chairperson of the  (management consulting); formerly,        Communications;
                        Board of Trustees   Senior Vice President and Director, The   Director, Rohm and Haas
                              since         Boston Consulting Group, Inc.             Company (specialty chemicals);
                          November 2005     (management consulting)                   Director, AES Corporation
                       Ex officio member of                                           (international power company)
                            the Audit
                          Committee and
                         Contract Review
                          and Governance
                            Committee

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH                                                NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND            PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH   TERM OF OFFICE*               DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------

John A. Shane+          Trustee since 2003; President, Palmer Service Corporation       38; Director, Gensym Corporation
(2/22/33)                 Audit Committee   (venture capital organization)              (software and technology service
                              Member                                                    provider); Director and Chairman
                                                                                        of the Board, Abt Associates Inc.
                                                                                        (research and consulting firm)

Cynthia L. Walker       Trustee since 2005; Executive Dean for Administration           38; None
(7/25/56)                 Audit Committee   (formerly, Dean for Finance and CFO),
                              Member        Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/    President, Chief   President, Chairman, Director, and Chief    38; None
(4/14/47)                Executive Officer  Executive Officer, Loomis, Sayles &
555 California Street    and Trustee since  Company, L.P.; President and Chief
San Francisco, CA 94104   2002 for Loomis   Executive Officer for Loomis Sayles
                          Sayles Funds I;   Funds I; Chief Executive Officer for
                          Chief Executive   Loomis Sayles Funds II
                        Officer and Trustee
                          since 2002 for
                           Loomis Sayles
                             Funds II

John T. Hailer/2/         Executive Vice    President and Chief Executive Officer,      38; None
(11/23/60)                 President and    IXIS Asset Management Advisors, L.P.,
                        Trustee since 2003  IXIS Asset Management Distributors, L.P.
                         for Loomis Sayles  and IXIS Asset Management Global
                        Funds I; President  Associates, L.P.; Executive Vice President,
                         and Trustee since  Loomis Sayles Funds I; President and
                          2003 for Loomis   Chief Executive Officer, AEW Real Estate
                          Sayles Funds II   Income Fund, IXIS Advisor Cash
                                            Management Trust, IXIS Advisor Funds
                                            Trust I, IXIS Advisor Funds Trust II, IXIS
                                            Advisor Funds Trust III and IXIS Advisor
                                            Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently age 72 or older or who reach age 72 during the remainder of 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.
**Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.
***The Trustees of the Trusts serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (together the "IXIS Advisor Funds and Loomis Sayles Funds Trusts").
+ Effective December 31, 2006, Messrs. Chenault, Cowan and Shane will be retiring as members of the IXIS Advisor Funds and Loomis Sayles Funds Trusts Board of Trustees.
1 Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
2 Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation; and President and Chief Executive Officer of IXIS Asset Management Global Associates, L.P., IXIS Asset Management Advisors and the IXIS Asset Management Distributors, L.P.

                           POSITION(S)
                            HELD WITH          TERM OF OFFICE AND                  PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH     THE TRUSTS        LENGTH OF TIME SERVED*                 DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUSTS
Coleen Downs Dinneen   Secretary, Clerk and Since September 2004      Senior Vice President, General Counsel, Secretary
(12/16/60)             Chief Legal Officer                            and Clerk (formerly, Deputy General Counsel,
                                                                      Assistant Secretary and Assistant Clerk), IXIS
                                                                      Asset Management Distribution Corporation,
                                                                      IXIS Asset Management Distributors, L.P. and
                                                                      IXIS Asset Management Advisors, L.P.

Daniel J. Fuss            Executive Vice    Since June 2003           Vice Chairman and Director, Loomis, Sayles &
(9/27/33)                   President                                 Company, L.P.; Prior to 2002, President and
One Financial Center                                                  Trustee of Loomis Sayles Funds II
Boston, MA 02111

Russell L. Kane          Chief Compliance   Chief Compliance Officer, Chief Compliance Officer for Mutual Funds,
(7/23/69)               Officer; Assistant  since May 2006; Assistant Vice President, Associate General Counsel,
                            Secretary       Secretary since June 2004 Assistant Secretary and Assistant Clerk, IXIS
                                                                      Asset Management Distribution Corporation,
                                                                      IXIS Asset Management Distributors, L.P. and
                                                                      IXIS Asset Management Advisors, L.P.; formerly,
                                                                      Senior Counsel, Columbia Management Group.

Michael C. Kardok      Treasurer, Principal Since October 2004        Senior Vice President, IXIS Asset Management
(7/17/59)                 Financial and                               Advisors, L.P. and IXIS Asset Management
                        Accounting Officer                            Distributors, L.P.; formerly, Senior Director,
                                                                      PFPC Inc; formerly, Vice President - Division
                                                                      Manager, First Data Investor Services, Inc.

Max J. Mahoney              Anti-Money      Since August 2005         Vice President, Deputy General Counsel,
(5/1/62)                Laundering Officer                            Assistant Secretary and Assistant Clerk, IXIS
                          and Assistant                               Asset Management Distribution Corporation.
                            Secretary                                 Senior Vice President, Deputy General Counsel,
                                                                      Assistant Secretary, Assistant Clerk and Chief
                                                                      Compliance Officer--Investment Adviser, IXIS
                                                                      Asset Management Distributors, L.P. and IXIS
                                                                      Asset Management Advisors, L.P.; formerly,
                                                                      Senior Counsel, MetLife, Inc.; formerly, Associate
                                                                      Counsel, LPL Financial Services, Inc.

John E. Pelletier        Chief Operating    Since September 2004      Executive Vice President and Chief Operating
(6/24/64)                    Officer                                  Officer (formerly, Senior Vice President, General
                                                                      Counsel, Secretary and Clerk), IXIS Asset
                                                                      Management Distribution Corporation, IXIS
                                                                      Asset Management Distributors, L.P. and IXIS
                                                                      Asset Management Advisors, L.P.; Executive Vice
                                                                      President, Chief Operating Officer and Director
                                                                      (formerly, President, Chief Operating Officer and
                                                                      Director), IXIS Asset Management Services
                                                                      Company.

* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Bond Fund
         Loomis Sayles Fixed Income Fund
         Loomis Sayles Global Bond Fund
         Loomis Sayles Inflation Protected Securities Fund
         Loomis Sayles Institutional High Income Fund
         Loomis Sayles Intermediate Duration Fixed Income Fund
         Loomis Sayles Investment Grade Fixed Income Fund


                    TABLE OF CONTENTS

                    Fund and Manager Reviews              1

                    Portfolio of Investments             20

                    Statements of Assets and Liabilities 77

                    Statements of Operations             79

                    Statements of Changes in Net Assets  81

                    Financial Highlights                 85

                    Notes to Financial Statements        91

         ANNUAL REPORT
         SEPTEMBER 30, 2006

FUND AND MANAGER REVIEW

LOOMIS SAYLES BOND FUND

[PHOTO]

Daniel Fuss
                            Manager since May 1991

[PHOTO]

Kathleen Gaffney
Manager since November 1997
                          Manager since November 1997

 FUND FACTS
 SYMBOL | Institutional: LSBDX;
 Retail: LSBRX; Admin: LBFAX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities. FUND INCEPTION DATE | 5/16/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/16/91; Retail: 1/2/97;
 Admin: 1/2/98
 EXPENSE RATIO | Institutional: 0.75%; Retail: 1.00%; Admin: 1.25%
 TOTAL NET ASSETS | $7,082.2 million


PORTFOLIO REVIEW
Throughout the fiscal year ended September 30, 2006, market fundamentals remained sound and the bond market generally compensated investors willing to accept risk. Once again, the Fund's exposure to high yield and foreign markets and foreign currencies--securities not in its Benchmark--helped the Fund significantly outperform the Lehman US Government/Credit Index for the 2006 fiscal year.

Healthy balance sheets enabled corporate bonds to provide strong returns, but a few leveraged buyouts (LBOs) provided some hiccups. High yield sectors performed well as default rates continued to remain low, in defiance of investors' expectations. Although spreads remained tight for much of the fiscal year, investors benefited from the extra interest inherent in lower grade bonds. Emerging market securities also provided attractive returns, primarily as a result of improving country fundamentals.

Our security selections in the airlines, auto and communication sectors performed well, while healthcare holdings were laggards. Within the Fund's convertible holdings, we took advantage of specific issue strength in the pharmaceuticals and communication industries.

We also maintained a large position in foreign-denominated securities. Led by the commodity-rich exporting nations of Canada, Mexico and Brazil, these issues provided key performance advantages throughout the year. Other positive performers for the Fund included issues denominated in the British pound sterling, Singapore dollar and Thai baht. Laggards included bonds denominated in the South African rand and New Zealand dollar. With looming risks of a weaker US dollar, the Fund remains positioned to take advantage of positive outlooks and favorable fundamentals among investments denominated in other currencies.

During the period, we moved the Fund's duration from slightly shorter than the Benchmark to approximately 1.5 years longer. The Federal Reserve Board's decision to pause its tightening campaign in August and September, combined with mixed concerns regarding a US economic slowdown, prompted a rally in the fixed income markets. Our longer duration helped the Fund take greater advantage of the rally.

OUTLOOK
As the slowdown in the housing market and declines in the prices of energy and other commodities help reduce inflation pressures, we believe the Fed can afford to wait and see if its 425 basis points of tightening (to date) is sufficient to keep inflation at bay. In such an environment, we believe investors will continue to find high yield bonds attractive. Our greatest concern for investment grade corporate bonds is the rising threat from shareholder-friendly events, including LBOs. We believe corporate bonds still can outperform Treasurys, but security selection will be key. Investment grade corporate spreads have fluctuated within a narrow range for more than a year, and we do not foresee a near-term catalyst that would knock them out of that range. Demand remains robust, as corporations continue to generate solid earnings.

We have a similar outlook for high yield bonds. Like the investment grade corporate sector, the high yield segment faces issue-specific risks from LBOs. In addition, high yield bonds have been trading at spreads of approximately 300-350 basis points, and we expect them to remain range bound. Given our outlook for stable monetary policy, solid earnings growth and low default rates, we believe high yield bonds are fairly valued.

We anticipate modest performance from global bonds. After finishing the fiscal year on a strong note, emerging market securities should offer lower, yet still favorable returns. We believe cyclical and structural concerns should lead to some weakness for the US dollar. As such, foreign currency exposure should grow increasingly important to portfolio returns.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                  SINCE
                      1 YEAR  5 YEARS 10 YEARS INCEPTION(a)
                      -------------------------------------

                       LOOMIS SAYLES BOND: INSTITUTIONAL
                       9.00%   13.56%   9.87%     11.26%
                      -------------------------------------

                       LOOMIS SAYLES BOND: RETAIL(c)
                       8.79    13.29    9.60      10.99
                      -------------------------------------

                       LOOMIS SAYLES BOND: ADMIN(c)
                       8.51    13.01    9.24      10.48
                      -------------------------------------

                       LEHMAN US GOVERNMENT/CREDIT INDEX(d)
                       3.33     4.96    6.47       7.09
                      -------------------------------------

                       LIPPER BBB-RATED FUNDS INDEX(d)
                       4.20     5.77    6.19       7.08
                      -------------------------------------


CUMULATIVE PERFORMANCE(e)

 INCEPTION TO SEPTEMBER 30, 2006(b)

                                    [CHART]

              Loomis Sayles            Lipper BBB         Lehman US Government/
               Bond Fund           Rated Funds Index        Credit Index
              -------------        -----------------      ---------------------
 5/16/1991       $100,000              $100,000                $100,000
 5/31/1991         99,600               100,000                 100,000
 6/30/1991         98,096                99,747                  99,892
 7/31/1991        100,499               100,836                 101,145
 8/31/1991        104,600               103,268                 103,476
 9/30/1991        104,799               105,513                 105,637
10/31/1991        107,712               106,479                 106,581
11/30/1991        106,592               107,336                 107,643
12/31/1991        108,873               111,368                 111,274
 1/31/1992        110,571               110,015                 109,624
 2/29/1992        113,335               110,624                 110,206
 3/31/1992        112,485               110,252                 109,604
 4/30/1992        114,094               110,825                 110,257
 5/31/1992        117,460               113,076                 112,397
 6/30/1992        117,894               114,733                 114,044
 7/31/1992        121,714               117,888                 116,961
 8/31/1992        122,822               118,972                 118,005
 9/30/1992        123,485               120,412                 119,616
10/31/1992        122,053               118,295                 117,791
11/30/1992        123,297               118,435                 117,696
12/31/1992        124,419               120,402                 119,710
 1/31/1993        128,737               123,029                 122,315
 2/28/1993        131,260               125,931                 124,854
 3/31/1993        133,898               126,710                 125,277
 4/30/1993        135,934               127,660                 126,241
 5/31/1993        138,122               127,964                 126,174
 6/30/1993        141,050               130,840                 129,038
 7/31/1993        144,478               132,058                 129,862
 8/31/1993        147,079               135,135                 132,844
 9/30/1993        147,329               135,527                 133,306
10/31/1993        149,553               136,467                 133,851
11/30/1993        150,181               134,898                 132,338
12/31/1993        152,044               135,806                 132,916
 1/31/1994        158,065               138,160                 134,917
 2/28/1994        155,393               135,150                 131,982
 3/31/1994        149,784               131,299                 128,754
 4/30/1994        146,428               129,715                 127,688
 5/31/1994        145,887               129,384                 127,452
 6/30/1994        145,478               128,847                 127,153
 7/31/1994        147,689               131,052                 129,695
 8/31/1994        149,905               131,568                 129,748
 9/30/1994        148,106               129,751                 127,783
10/31/1994        147,425               129,338                 127,641
11/30/1994        145,449               128,992                 127,413
12/31/1994        145,871               129,637                 128,253
 1/31/1995        148,920               131,728                 130,715
 2/28/1995        153,268               134,738                 133,746
 3/31/1995        156,609               135,796                 134,643
 4/30/1995        162,326               138,238                 136,522
 5/31/1995        171,026               144,200                 142,244
 6/30/1995        173,386               145,289                 143,380
 7/31/1995        172,901               144,949                 142,828
 8/31/1995        176,497               147,081                 144,655
 9/30/1995        180,839               148,805                 146,124
10/31/1995        182,629               150,787                 148,270
11/30/1995        188,108               153,260                 150,711
12/31/1995        192,472               155,790                 152,932
 1/31/1996        196,380               157,049                 153,884
 2/29/1996        190,429               153,745                 150,619
 3/31/1996        190,582               152,611                 149,354
 4/30/1996        189,038               151,637                 148,329
 5/31/1996        191,098               151,533                 148,079
 6/30/1996        193,640               153,269                 150,056
 7/31/1996        193,543               153,649                 150,406
 8/31/1996        195,169               153,573                 150,036
 9/30/1996        201,239               156,646                 152,704
10/31/1996        207,960               160,406                 156,268
11/30/1996        216,050               163,983                 159,145
12/31/1996        212,269               162,396                 157,371
 1/31/1997        212,099               162,912                 157,558
 2/28/1997        215,196               163,841                 157,890
 3/31/1997        211,774               161,312                 156,014
 4/30/1997        214,527               163,695                 158,296
 5/31/1997        219,247               165,569                 159,773
 6/30/1997        224,136               168,038                 161,690
 7/31/1997        235,656               173,848                 166,637
 8/31/1997        230,496               171,545                 164,767
 9/30/1997        237,964               174,563                 167,357
10/31/1997        237,155               176,336                 170,038
11/30/1997        238,411               177,198                 170,933
12/31/1997        239,198               179,099                 172,727
 1/31/1998        242,188               181,384                 175,162
 2/28/1998        244,804               181,318                 174,806
 3/31/1998        248,354               182,238                 175,345
 4/30/1998        249,297               183,019                 176,226
 5/31/1998        249,297               184,584                 178,120
 6/30/1998        249,497               185,938                 179,932
 7/31/1998        246,827               185,794                 180,075
 8/31/1998        229,105               184,443                 183,594
 9/30/1998        237,009               188,246                 188,844
10/31/1998        236,322               185,924                 187,510
11/30/1998        250,761               189,362                 188,627
12/31/1998        250,460               189,832                 189,090
 1/31/1999        255,068               191,484                 190,433
 2/28/1999        250,452               187,341                 185,907
 3/31/1999        259,468               189,429                 186,830
 4/30/1999        268,420               190,787                 187,294
 5/31/1999        262,219               188,213                 185,360
 6/30/1999        260,515               187,225                 184,782
 7/31/1999        256,555               186,280                 184,271
 8/31/1999        254,169               185,591                 184,123
 9/30/1999        255,033               187,186                 185,783
10/31/1999        255,237               187,553                 186,265
11/30/1999        257,687               188,007                 186,161
12/31/1999        261,759               187,704                 185,028
 1/31/2000        261,314               187,153                 184,977
 2/29/2000        269,258               189,455                 187,296
 3/31/2000        272,893               191,201                 190,002
 4/30/2000        265,525               188,881                 189,076
 5/31/2000        261,834               187,444                 188,905
 6/30/2000        270,160               192,187                 192,762
 7/31/2000        271,322               193,011                 194,803
 8/31/2000        277,454               196,532                 197,553
 9/30/2000        272,265               197,091                 198,297
10/31/2000        265,187               196,454                 199,540
11/30/2000        263,993               198,276                 202,952
12/31/2000        273,180               202,427                 206,957
 1/31/2001        281,075               207,324                 210,429
 2/28/2001        281,806               209,372                 212,600
 3/31/2001        274,366               209,241                 213,576
 4/30/2001        271,074               208,094                 211,975
 5/31/2001        274,598               209,971                 213,194
 6/30/2001        272,895               210,216                 214,217
 7/31/2001        277,289               214,984                 219,555
 8/31/2001        282,696               217,562                 222,374
 9/30/2001        273,056               215,703                 224,419
10/31/2001        279,882               220,277                 230,114
11/30/2001        282,261               218,851                 226,337
12/31/2001        280,427               217,514                 224,553
 1/31/2002        282,586               218,704                 226,203
 2/28/2002        284,197               219,749                 228,123
 3/31/2002        284,026               216,868                 223,495
 4/30/2002        291,411               220,186                 227,824
 5/31/2002        296,889               221,927                 229,927
 6/30/2002        293,267               220,884                 231,882
 7/31/2002        284,616               219,778                 234,675
 8/31/2002        295,773               224,220                 239,936
 9/30/2002        293,614               226,240                 245,097
10/31/2002        297,607               224,625                 242,755
11/30/2002        307,279               227,862                 242,898
12/31/2002        317,880               233,167                 249,334
 1/31/2003        327,417               234,712                 249,326
 2/28/2003        335,799               238,662                 253,768
 3/31/2003        339,526               239,070                 253,437
 4/30/2003        355,110               243,895                 256,146
 5/31/2003        372,475               250,282                 263,425
 6/30/2003        377,168               250,607                 262,371
 7/31/2003        362,836               242,067                 251,372
 8/31/2003        366,428               243,978                 253,030
 9/30/2003        384,456               251,492                 261,045
10/31/2003        389,300               250,496                 257,741
11/30/2003        398,410               252,217                 258,425
12/31/2003        410,601               255,893                 260,974
 1/31/2004        414,625               258,222                 263,345
 2/29/2004        415,869               260,503                 266,566
 3/31/2004        420,069               262,293                 269,013
 4/30/2004        404,485               255,610                 260,754
 5/31/2004        399,510               253,667                 259,419
 6/30/2004        405,263               255,164                 260,487
 7/31/2004        410,004               257,831                 263,238
 8/31/2004        421,730               263,069                 268,809
 9/30/2004        432,358               264,699                 269,749
10/31/2004        441,654               267,315                 272,086
11/30/2004        450,663               266,428                 269,058
12/31/2004        457,018               269,463                 271,918
 1/31/2005        454,367               270,891                 273,809
 2/28/2005        459,320               270,453                 272,005
 3/31/2005        452,659               267,414                 270,089
 4/30/2005        450,985               269,597                 274,139
 5/31/2005        455,991               272,404                 277,577
 6/30/2005        463,651               274,707                 279,391
 7/31/2005        465,691               273,435                 276,246
 8/31/2005        471,792               276,832                 280,370
 9/30/2005        472,877               274,069                 276,702
10/31/2005        468,432               271,697                 274,334
11/30/2005        471,149               272,813                 275,740
12/31/2005        476,190               275,489                 278,360
 1/31/2006        486,714               276,495                 277,851
 2/28/2006        492,700               277,767                 278,602
 3/31/2006        488,414               274,728                 275,541
 4/30/2006        495,887               274,550                 274,678
 5/31/2006        492,316               273,887                 274,525
 6/30/2006        490,987               273,924                 275,156
 7/31/2006        497,812               277,715                 278,738
 8/31/2006        510,755               282,785                 283,146
 9/30/2006        515,352               285,574                 285,917


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Inception date of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective classes of shares. (d) See page 15 for a description of the indices. Index performance data is not available coincident with the Fund's inception date; the beginning value of the index is the value as of the month end closest to the Fund's inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.

WHAT YOU SHOULD KNOW

High-yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES FIXED INCOME FUND

[PHOTO]

Daniel Fuss
                          Manager since January 1995

 FUND FACTS
 SYMBOL | LSFIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in fixed- income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.
 FUND INCEPTION DATE | 1/17/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.60%
 TOTAL NET ASSETS | $456.0 million

PORTFOLIO REVIEW
A resilient economy and strong corporate profits were hallmarks of the fiscal year ended September 30, 2006. Recently, declining energy prices helped subdue inflation fears, while a deteriorating housing market raised concerns of a broader economic slowdown. After raising the federal funds rate at 17 consecutive meetings, the Federal Reserve Board paused in August and September, reducing concerns that the Fed might tighten the economy into a recession. All major bond market benchmarks generated positive returns, with the bulk of the gains coming in the third quarter of calendar 2006. Overall, the riskier segments offered the best returns, as fundamentals remained sound. Our exposure to below investment grade securities and foreign currencies--areas not represented in the Benchmark--combined with overweights in the foreign developed and emerging markets, helped the Fund significantly outperform its Benchmark, the Lehman US Government/Credit Index, for the 2006 fiscal year.

The Fund generated positive performance across the quality range, with higher quality sectors benefiting from a longer duration strategy. During the year, we moved the Fund's duration from neutral to approximately 1.5 years longer than the Benchmark. By shifting from shorter to longer duration Treasurys and corporate bonds we took advantage of the recent market rally and significantly boosted the Fund's return.

Successful security selections, combined with investors' robust risk appetite and low default trends, helped the Fund realize gains in the high yield sector. In particular, our holdings in the media and auto industries, and in companies involved in merger and acquisition activity, helped performance. On the downside, a few individual names involved in specific credit events caused minor setbacks for the Fund's strong returns. For example, certain healthcare bonds declined on news of leveraged buyouts (LBOs).

Fund holdings denominated in foreign currencies performed well, particularly those of commodity-rich exporters Canada and Brazil. We maintained a sizable position in Canadian-dollar-denominated securities, gaining significant performance from those of shorter duration. These securities benefited from quality fundamentals and a positive outlook, given the strong global demand for natural resources. Although Mexico struggled with political uncertainty early in the period, the country remained a positive contributor to the Fund. Returns from Singapore, Korea and Thailand reflected strong economic expansion in the Pacific Rim. New Zealand and Australian holdings were relatively flat, while South African securities were negative contributors as their currencies weakened.

The Fund also benefited from several strong names within its convertible holdings, another market area that is not part of the Fund's Benchmark. These holdings were among the Fund's best individual performers.

OUTLOOK
In our opinion, the economy is experiencing a typical mid-cycle slowdown, which should keep monetary policy stable for the foreseeable future. However, the market appears to be pricing in a Fed easing for the first half of 2007. If the economy gains traction, as we believe it may, yields are vulnerable to a modest increase.

Investment grade corporate spreads have fluctuated within a narrow range for more than a year, and we do not foresee a near-term catalyst that will knock them out of that range. Demand remains robust for the bonds, as corporations continue to generate solid earnings. Our greatest concern for investment grade corporate securities is the rising threat from shareholder-friendly events, including LBOs.

We believe corporate bonds may outperform Treasurys, but security selection will be key.

We have a similar outlook for spreads in the high yield sector. Based on our outlook for stable monetary policy, solid earnings growth and low default rates, we believe high yield bonds are fairly valued. Although the emerging markets have weathered a few country-specific bumps, the general trend remains positive. Because we believe the US dollar is overdue for some weakness, foreign currency exposure should grow increasingly important to Fund returns.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                           SINCE         SINCE
              1 YEAR 5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
              ----------------------------------------------------

               LOOMIS SAYLES FIXED INCOME: INSTITUTIONAL
               8.06%  13.41%   9.78%       9.47%         10.95%
              ----------------------------------------------------

               LEHMAN US GOVERNMENT/CREDIT INDEX(b)
               3.33    4.96    6.47        6.39           6.94
              ----------------------------------------------------

               LIPPER BBB-RATED FUNDS INDEX(b)
               4.20    5.77    6.19        5.97           6.86
              ----------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2006(c)

                                    [CHART]

                Loomis Sayles Fixed   Lipper BBB Rated   Lehman Government
                    Income Fund         Funds Index         Credit Index
                    -----------         -----------         ------------
  3/7/1997          $3,000,000          $3,000,000          $3,000,000
 3/31/1997           2,973,000           2,953,678           2,964,347
 4/30/1997           3,004,811           2,997,311           3,007,699
 5/31/1997           3,078,128           3,031,640           3,035,766
 6/30/1997           3,144,308           3,076,838           3,072,204
 7/31/1997           3,287,689           3,183,224           3,166,196
 8/31/1997           3,222,921           3,141,058           3,130,654
 9/30/1997           3,317,675           3,196,312           3,179,874
10/31/1997           3,325,306           3,228,775           3,230,813
11/30/1997           3,350,246           3,244,554           3,247,817
12/31/1997           3,351,921           3,279,365           3,281,901
 1/31/1998           3,391,809           3,321,218           3,328,168
 2/28/1998           3,420,978           3,320,000           3,321,403
 3/31/1998           3,471,609           3,336,851           3,331,643
 4/30/1998           3,484,801           3,351,142           3,348,386
 5/31/1998           3,487,589           3,379,801           3,384,376
 6/30/1998           3,490,379           3,404,600           3,418,796
 7/31/1998           3,460,012           3,401,952           3,421,524
 8/31/1998           3,224,385           3,377,229           3,488,383
 9/30/1998           3,336,917           3,446,853           3,588,130
10/31/1998           3,302,213           3,404,340           3,562,792
11/30/1998           3,478,881           3,467,282           3,584,019
12/31/1998           3,476,098           3,475,903           3,592,802
 1/31/1999           3,534,496           3,506,149           3,618,327
 2/28/1999           3,464,513           3,430,289           3,532,333
 3/31/1999           3,578,496           3,468,512           3,549,861
 4/30/1999           3,689,429           3,493,388           3,558,681
 5/31/1999           3,607,524           3,446,257           3,521,944
 6/30/1999           3,586,961           3,428,157           3,510,956
 7/31/1999           3,534,233           3,410,857           3,501,240
 8/31/1999           3,504,898           3,398,236           3,498,437
 9/30/1999           3,531,185           3,427,440           3,529,979
10/31/1999           3,540,013           3,434,173           3,539,135
11/30/1999           3,563,377           3,442,484           3,537,154
12/31/1999           3,606,138           3,436,926           3,515,628
 1/31/2000           3,593,516           3,426,846           3,514,656
 2/29/2000           3,703,119           3,468,999           3,558,718
 3/31/2000           3,743,853           3,500,964           3,610,143
 4/30/2000           3,643,518           3,458,490           3,592,540
 5/31/2000           3,587,043           3,432,181           3,589,289
 6/30/2000           3,699,676           3,519,026           3,662,576
 7/31/2000           3,718,545           3,534,106           3,701,369
 8/31/2000           3,793,659           3,598,576           3,753,616
 9/30/2000           3,740,548           3,608,822           3,767,742
10/31/2000           3,646,660           3,597,158           3,791,362
11/30/2000           3,627,698           3,630,502           3,856,203
12/31/2000           3,744,147           3,706,526           3,932,293
 1/31/2001           3,879,685           3,796,186           3,998,256
 2/28/2001           3,886,280           3,833,677           4,039,515
 3/31/2001           3,794,953           3,831,290           4,058,052
 4/30/2001           3,750,931           3,810,278           4,027,631
 5/31/2001           3,818,823           3,844,647           4,050,802
 6/30/2001           3,802,020           3,849,140           4,070,235
 7/31/2001           3,876,540           3,936,445           4,171,664
 8/31/2001           3,947,480           3,983,648           4,225,219
 9/30/2001           3,801,818           3,949,606           4,264,086
10/31/2001           3,903,327           4,033,352           4,372,280
11/30/2001           3,950,557           4,007,245           4,300,525
12/31/2001           3,920,138           3,982,774           4,266,628
 1/31/2002           3,946,011           4,004,551           4,297,983
 2/28/2002           3,961,006           4,023,698           4,334,459
 3/31/2002           3,975,661           3,970,945           4,246,521
 4/30/2002           4,090,558           4,031,699           4,328,778
 5/31/2002           4,146,190           4,063,576           4,368,729
 6/30/2002           4,083,168           4,044,471           4,405,877
 7/31/2002           3,972,105           4,024,217           4,458,946
 8/31/2002           4,116,690           4,105,564           4,558,918
 9/30/2002           4,057,410           4,142,537           4,656,983
10/31/2002           4,087,029           4,112,979           4,612,473
11/30/2002           4,235,388           4,172,245           4,615,201
12/31/2002           4,371,767           4,269,378           4,737,483
 1/31/2003           4,492,428           4,297,661           4,737,334
 2/28/2003           4,605,188           4,369,988           4,821,721
 3/31/2003           4,653,543           4,377,472           4,815,442
 4/30/2003           4,903,438           4,465,808           4,866,904
 5/31/2003           5,169,204           4,582,770           5,005,220
 6/30/2003           5,237,955           4,588,720           4,985,188
 7/31/2003           5,028,436           4,432,351           4,776,201
 8/31/2003           5,084,755           4,467,340           4,807,706
 9/30/2003           5,334,416           4,604,916           4,959,999
10/31/2003           5,386,694           4,586,679           4,897,214
11/30/2003           5,519,745           4,618,189           4,910,219
12/31/2003           5,689,753           4,685,504           4,958,654
 1/31/2004           5,736,978           4,728,143           5,003,688
 2/29/2004           5,762,795           4,769,917           5,064,904
 3/31/2004           5,823,304           4,802,695           5,111,395
 4/30/2004           5,577,560           4,680,325           4,954,468
 5/31/2004           5,517,323           4,644,737           4,929,092
 6/30/2004           5,598,979           4,672,147           4,949,386
 7/31/2004           5,672,326           4,720,979           5,001,670
 8/31/2004           5,844,765           4,816,889           5,107,509
 9/30/2004           6,004,327           4,846,745           5,125,373
10/31/2004           6,142,426           4,894,639           5,169,771
11/30/2004           6,276,331           4,878,393           5,112,255
12/31/2004           6,385,539           4,933,968           5,166,595
 1/31/2005           6,356,804           4,960,128           5,202,510
 2/28/2005           6,437,536           4,952,106           5,168,239
 3/31/2005           6,313,935           4,896,450           5,131,838
 4/30/2005           6,294,993           4,936,423           5,208,788
 5/31/2005           6,385,641           4,987,831           5,274,115
 6/30/2005           6,494,836           5,029,999           5,308,573
 7/31/2005           6,523,413           5,006,710           5,248,814
 8/31/2005           6,608,869           5,068,901           5,327,184
 9/30/2005           6,599,617           5,018,312           5,257,485
10/31/2005           6,537,581           4,974,872           5,212,488
11/30/2005           6,575,499           4,995,309           5,239,210
12/31/2005           6,648,487           5,044,315           5,288,990
 1/31/2006           6,782,121           5,062,727           5,279,310
 2/28/2006           6,864,185           5,086,025           5,293,587
 3/31/2006           6,812,704           5,030,373           5,235,435
 4/30/2006           6,905,356           5,027,115           5,219,029
 5/31/2006           6,818,349           5,014,979           5,216,114
 6/30/2006           6,802,667           5,015,652           5,228,110
 7/31/2006           6,879,537           5,085,072           5,296,166
 8/31/2006           7,059,093           5,177,896           5,379,917
 9/30/2006           7,131,095           5,228,980           5,432,575








 INCEPTION TO SEPTEMBER 30, 2006(c)

                                     [CHART]

               Loomis Sayles Fixed    Lipper BBB Rated   Lehman Government
                    Income Fund           Funds CV          Credit Index
                    -----------           --------          ------------
 1/17/1995          $3,000,000          $3,000,000          $3,000,000
 1/31/1995           3,027,000           3,000,000           3,000,000
 2/28/1995           3,096,016           3,068,543           3,069,564
 3/31/1995           3,149,886           3,092,644           3,090,149
 4/30/1995           3,242,808           3,148,254           3,133,259
 5/31/1995           3,413,704           3,284,046           3,264,577
 6/30/1995           3,464,568           3,308,853           3,290,669
 7/31/1995           3,461,450           3,301,093           3,277,984
 8/31/1995           3,530,333           3,349,649           3,319,921
 9/30/1995           3,629,182           3,388,917           3,353,642
10/31/1995           3,641,158           3,434,063           3,402,892
11/30/1995           3,731,095           3,490,379           3,458,913
12/31/1995           3,806,090           3,547,988           3,509,879
 1/31/1996           3,897,817           3,576,674           3,531,727
 2/29/1996           3,787,119           3,501,430           3,456,792
 3/31/1996           3,768,183           3,475,600           3,427,765
 4/30/1996           3,733,516           3,453,413           3,404,246
 5/31/1996           3,768,238           3,451,048           3,398,513
 6/30/1996           3,815,717           3,490,593           3,443,881
 7/31/1996           3,809,231           3,499,241           3,451,916
 8/31/1996           3,859,894           3,497,505           3,443,430
 9/30/1996           3,979,936           3,567,498           3,504,642
10/31/1996           4,106,896           3,653,128           3,586,439
11/30/1996           4,262,548           3,734,576           3,652,482
12/31/1996           4,195,199           3,698,449           3,611,764
 1/31/1997           4,209,043           3,710,200           3,616,053
 2/28/1997           4,267,970           3,731,364           3,623,682
 3/31/1997           4,219,315           3,673,749           3,580,616
 4/30/1997           4,264,462           3,728,019           3,632,981
 5/31/1997           4,368,515           3,770,718           3,666,882
 6/30/1997           4,462,438           3,826,934           3,710,896
 7/31/1997           4,665,925           3,959,255           3,824,428
 8/31/1997           4,574,006           3,906,810           3,781,498
 9/30/1997           4,708,482           3,975,534           3,840,950
10/31/1997           4,719,312           4,015,911           3,902,478
11/30/1997           4,754,706           4,035,537           3,923,018
12/31/1997           4,757,084           4,078,834           3,964,187
 1/31/1998           4,813,693           4,130,891           4,020,073
 2/28/1998           4,855,091           4,129,376           4,011,902
 3/31/1998           4,926,946           4,150,335           4,024,271
 4/30/1998           4,945,669           4,168,110           4,044,495
 5/31/1998           4,949,625           4,203,756           4,087,967
 6/30/1998           4,953,585           4,234,601           4,129,542
 7/31/1998           4,910,489           4,231,308           4,132,838
 8/31/1998           4,576,084           4,200,557           4,213,597
 9/30/1998           4,735,790           4,287,155           4,334,081
10/31/1998           4,686,537           4,234,277           4,303,474
11/30/1998           4,937,267           4,312,564           4,329,115
12/31/1998           4,933,317           4,323,287           4,339,723
 1/31/1999           5,016,197           4,360,906           4,370,555
 2/28/1999           4,916,876           4,266,552           4,266,684
 3/31/1999           5,078,642           4,314,095           4,287,855
 4/30/1999           5,236,079           4,345,035           4,298,509
 5/31/1999           5,119,839           4,286,414           4,254,134
 6/30/1999           5,090,655           4,263,900           4,240,863
 7/31/1999           5,015,823           4,242,383           4,229,126
 8/31/1999           4,974,191           4,226,685           4,225,740
 9/30/1999           5,011,498           4,263,008           4,263,840
10/31/1999           5,024,027           4,271,382           4,274,900
11/30/1999           5,057,185           4,281,720           4,272,508
12/31/1999           5,117,871           4,274,806           4,246,506
 1/31/2000           5,099,959           4,262,269           4,245,332
 2/29/2000           5,255,508           4,314,699           4,298,555
 3/31/2000           5,313,318           4,354,457           4,360,670
 4/30/2000           5,170,921           4,301,627           4,339,408
 5/31/2000           5,090,772           4,268,904           4,335,481
 6/30/2000           5,250,622           4,376,922           4,424,004
 7/31/2000           5,277,400           4,395,678           4,470,862
 8/31/2000           5,384,004           4,475,865           4,533,970
 9/30/2000           5,308,628           4,488,608           4,551,034
10/31/2000           5,175,381           4,474,101           4,579,563
11/30/2000           5,148,469           4,515,574           4,657,885
12/31/2000           5,313,735           4,610,131           4,749,794
 1/31/2001           5,506,092           4,721,649           4,829,469
 2/28/2001           5,515,453           4,768,280           4,879,306
 3/31/2001           5,385,840           4,765,312           4,901,696
 4/30/2001           5,323,364           4,739,177           4,864,951
 5/31/2001           5,419,717           4,781,924           4,892,939
 6/30/2001           5,395,870           4,787,513           4,916,413
 7/31/2001           5,501,629           4,896,102           5,038,928
 8/31/2001           5,602,309           4,954,812           5,103,617
 9/30/2001           5,395,584           4,912,471           5,150,564
10/31/2001           5,539,646           5,016,634           5,281,250
11/30/2001           5,606,676           4,984,162           5,194,578
12/31/2001           5,563,504           4,953,725           5,153,634
 1/31/2002           5,600,223           4,980,811           5,191,508
 2/28/2002           5,621,504           5,004,626           5,235,566
 3/31/2002           5,642,304           4,939,012           5,129,347
 4/30/2002           5,805,366           5,014,577           5,228,705
 5/31/2002           5,884,319           5,054,226           5,276,962
 6/30/2002           5,794,878           5,030,464           5,321,833
 7/31/2002           5,637,257           5,005,272           5,385,934
 8/31/2002           5,842,453           5,106,450           5,506,689
 9/30/2002           5,758,322           5,152,437           5,625,142
10/31/2002           5,800,357           5,115,672           5,571,378
11/30/2002           6,010,910           5,189,387           5,574,673
12/31/2002           6,204,462           5,310,199           5,722,378
 1/31/2003           6,375,705           5,345,378           5,722,197
 2/28/2003           6,535,735           5,435,337           5,824,128
 3/31/2003           6,604,360           5,444,646           5,816,544
 4/30/2003           6,959,014           5,554,517           5,878,704
 5/31/2003           7,336,193           5,699,993           6,045,775
 6/30/2003           7,433,764           5,707,393           6,021,579
 7/31/2003           7,136,414           5,512,903           5,769,145
 8/31/2003           7,216,342           5,556,422           5,807,199
 9/30/2003           7,570,664           5,727,537           5,991,153
10/31/2003           7,644,857           5,704,854           5,915,314
11/30/2003           7,833,684           5,744,045           5,931,024
12/31/2003           8,074,962           5,827,772           5,989,528
 1/31/2004           8,141,984           5,880,805           6,043,924
 2/29/2004           8,178,623           5,932,764           6,117,866
 3/31/2004           8,264,499           5,973,533           6,174,023
 4/30/2004           7,915,737           5,821,330           5,984,472
 5/31/2004           7,830,247           5,777,066           5,953,820
 6/30/2004           7,946,134           5,811,159           5,978,332
 7/31/2004           8,050,229           5,871,895           6,041,486
 8/31/2004           8,294,956           5,991,186           6,169,328
 9/30/2004           8,521,408           6,028,321           6,190,906
10/31/2004           8,717,400           6,087,891           6,244,534
11/30/2004           8,907,440           6,067,684           6,175,061
12/31/2004           9,062,429           6,136,807           6,240,697
 1/31/2005           9,021,648           6,169,346           6,284,079
 2/28/2005           9,136,223           6,159,368           6,242,684
 3/31/2005           8,960,808           6,090,143           6,198,715
 4/30/2005           8,933,925           6,139,862           6,291,663
 5/31/2005           9,062,574           6,203,802           6,370,571
 6/30/2005           9,217,544           6,256,250           6,412,192
 7/31/2005           9,258,101           6,227,284           6,340,010
 8/31/2005           9,379,382           6,304,636           6,434,672
 9/30/2005           9,366,251           6,241,714           6,350,482
10/31/2005           9,278,208           6,187,683           6,296,131
11/30/2005           9,332,022           6,213,103           6,328,408
12/31/2005           9,435,607           6,274,055           6,388,537
 1/31/2006           9,625,263           6,296,956           6,376,845
 2/28/2006           9,741,729           6,325,933           6,394,089
 3/31/2006           9,668,666           6,256,714           6,323,848
 4/30/2006           9,800,160           6,252,662           6,304,030
 5/31/2006           9,676,678           6,237,567           6,300,509
 6/30/2006           9,654,421           6,238,405           6,315,000
 7/31/2006           9,763,516           6,324,749           6,397,203
 8/31/2006          10,018,344           6,440,202           6,498,366
 9/30/2006          10,120,531           6,503,740           6,561,971







Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES GLOBAL BOND FUND

[PHOTO]

Ken Buntrock
                         Manager since September 2000

[PHOTO]

David Rolley
Manager since September 2000
                         Manager since September 2000

 FUND FACTS
 SYMBOL | Institutional: LSGBX;
 Retail: LSGLX
 OBJECTIVE | High total investment return through a combination of high current income and capital appreciation
 STRATEGY | Invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities
 FUND INCEPTION DATE | 5/10/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/10/91; Retail: 1/2/97 EXPENSE RATIO | Institutional: 0.74%; Retail: 1.00%
 TOTAL NET ASSETS | $1,184.7 million


PORTFOLIO REVIEW
The Fund's holdings in emerging market bonds denominated in hard and local currencies were the top-performing bonds during the 2006 fiscal year. In particular, currency-linked notes issued by US and British commercial banks showed strong positive returns from currency and local market perspectives. In addition, our overweight position in the corporate bond sector helped the Fund outperform its Benchmark, the Lehman Global Aggregate Bond Index, for the fiscal year ended September 30, 2006.
Our country strategy generated mixed results. The Fund's overweight in hedged Australian and New Zealand currency bonds produced positive results, but underperformed the US dollar segment as hedging costs eroded healthy local bond market returns. On the other hand, our positions in bonds denominated in the Brazilian real and Indonesian rupiah produced double-digit returns.

Our strategy of overweighting non-yen Asian currencies also paid off, as these currencies appreciated during the fiscal year. Positive performers included holdings denominated in the Swedish krona and the Canadian dollar. Our South African-rand-denominated bonds and our overweight to bonds denominated in the Japanese yen hurt the Fund's performance from a currency perspective.

The high yield corporate bond market posted healthy returns for the fiscal year, while returns for the investment grade corporate bond market were more muted, particularly during the first three months of the period. The Fund maintained an overweight position in corporate bonds.

We realized performance advantages from the defensive duration strategy we pursued throughout the first six to nine months of the fiscal year, when most major bond markets sold off. As yields started to peak, we extended duration, particularly in securities denominated in US dollars. But we failed to extend duration enough in other markets to take full advantage of declining yields throughout all major markets in the final three months of the fiscal year. This offset some of the strong returns we garnered in the first nine months.

Currency-linked notes in the Indonesian rupiah and Brazilian real issued by JPMorgan Chase and the Inter-American Development Bank were the Fund's top performers, followed by high yield bonds issued by Albertson's and Qwest. The Fund's worst performers included bonds issued by automobile parts supplier Lear Corp., which was sold, and paper and building materials company Georgia Pacific, which was acquired by Koch Industries.

OUTLOOK
For the US economy, we expect a couple of quarters of soft real growth but no recession. We think the Federal Reserve Board will continue to keep short term interest rates at their present levels for a time and that US bonds may continue to fluctuate within a narrow range, but signs of a deeper-than-expected slump could push 10-year Treasurys below 4.50%. Outside the United States, we expect at least two more rate hikes from the European Central Bank (ECB), which should help keep the euro near its recent highs versus the US dollar. In Japan we are more optimistic, as exports and corporate profitability appear robust, and wage bonuses should be more generous than in past years. We expect another rate hike from the Bank of Japan by early 2007.

In this environment, we are retaining a close-to-neutral US dollar duration and maintaining an underweight to US dollars, due to the outlook for weaker US economic growth. The yen bond market appears uninspiring, and we are keeping the Fund's yen duration short. We are also maintaining overweights in non-Japan Asian currencies, because we believe lower oil prices may help these markets outperform in 2007. We believe the recent euro bond rally was overdone in light of anticipated rate hikes from the ECB. Therefore, we remain modestly underweight in euro duration. The Fund remains overweight in Scandinavian bonds, including Norwegian securities, which recently declined on falling oil prices. Overall, we have not been aggressive buyers of credit. The slowdown in the United States may prove to be greater than we expect, and we believe weaker growth could cause credit spreads to widen.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                      SINCE
                      1 YEAR   5 YEARS   10 YEARS  INCEPTION(a)
                      ------------------------------------------

                       LOOMIS SAYLES GLOBAL BOND: INSTITUTIONAL
                       4.32%    10.53%     7.60%       8.47%
                      ------------------------------------------

                       LOOMIS SAYLES GLOBAL BOND: RETAIL(b)
                       4.03     10.25      7.35        8.30
                      ------------------------------------------

                       LEHMAN GLOBAL AGGREGATE BOND INDEX(c)
                       3.22      6.90      5.62        6.99
                      ------------------------------------------

                       LIPPER GLOBAL INCOME FUNDS INDEX(c)
                       3.58      6.97      5.28        6.23
                      ------------------------------------------


CUMULATIVE PERFORMANCE(d)

 INCEPTION TO SEPTEMBER 30, 2006(e)


                                    [CHART]

                                         Lipper Global
                   Loomis Sayles         Income Funds         Lehman Global
                  Global Bond Fund          Index         Aggregate Bond Index
                  ----------------      ---------------   --------------------
     5/10/1991         $100,000           $100,000              $100,000
     5/31/1991          100,000            100,426               100,310
     6/30/1991           95,600             98,704                99,487
     7/31/1991           98,602            100,213               101,363
     8/31/1991          100,002            101,681               103,443
     9/30/1991          105,302            104,978               106,842
    10/31/1991          105,808            106,110               108,116
    11/30/1991          108,220            106,224               109,444
    12/31/1991          116,878            109,866               114,233
     1/31/1992          112,670            108,045               112,462
     2/29/1992          111,746            108,545               112,462
     3/31/1992          111,131            107,963               111,498
     4/30/1992          112,154            108,783               112,223
     5/31/1992          116,046            111,063               115,401
     6/30/1992          120,455            112,728               118,030
     7/31/1992          123,515            114,671               120,455
     8/31/1992          122,230            115,409               123,013
     9/30/1992          118,466            114,040               123,447
    10/31/1992          119,958            113,867               120,676
    11/30/1992          117,319            112,719               119,534
    12/31/1992          117,859            113,736               120,853
     1/31/1993          118,083            115,253               122,933
     2/28/1993          120,598            117,902               124,872
     3/31/1993          123,565            119,108               126,226
     4/30/1993          127,346            120,559               128,040
     5/31/1993          128,161            121,880               128,908
     6/30/1993          123,880            123,446               129,572
     7/31/1993          122,493            124,881               129,616
     8/31/1993          128,997            127,874               132,917
     9/30/1993          131,900            127,784               134,068
    10/31/1993          134,221            129,506               134,201
    11/30/1993          132,932            128,662               133,006
    12/31/1993          135,073            131,507               134,245
     1/31/1994          137,639            133,123               135,838
     2/28/1994          133,606            128,645               134,130
     3/31/1994          130,066            124,643               132,501
     4/30/1994          129,220            123,676               132,183
     5/31/1994          126,377            122,782               131,439
     6/30/1994          121,916            121,732               132,324
     7/31/1994          122,672            122,716               134,245
     8/31/1994          122,169            122,741               134,086
     9/30/1994          121,546            123,069               133,873
    10/31/1994          121,923            124,266               135,281
    11/30/1994          123,435            123,725               133,926
    12/31/1994          123,311            122,035               134,555
     1/31/1995          122,559            122,208               137,369
     2/28/1995          122,314            123,922               140,759
     3/31/1995          119,672            127,136               145,468
     4/30/1995          125,069            130,203               147,743
     5/31/1995          132,598            134,509               152,292
     6/30/1995          131,087            134,402               153,337
     7/31/1995          134,600            135,419               154,054
     8/31/1995          138,988            134,927               152,177
     9/30/1995          141,754            137,182               155,001
    10/31/1995          143,384            138,445               156,851
    11/30/1995          149,406            140,815               158,718
    12/31/1995          152,768            143,694               161,011
     1/31/1996          156,388            145,375               160,391
     2/29/1996          153,167            142,833               158,931
     3/31/1996          153,978            142,948               158,444
     4/30/1996          156,935            144,171               157,709
     5/31/1996          157,876            144,585               157,860
     6/30/1996          161,492            145,992               159,719
     7/31/1996          161,217            147,487               161,799
     8/31/1996          162,958            148,830               162,117
     9/30/1996          167,896            151,658               163,887
    10/31/1996          171,942            154,729               167,472
    11/30/1996          177,341            158,494               170,092
    12/31/1996          175,710            158,096               168,915
     1/31/1997          173,584            156,745               166,189
     2/28/1997          176,431            156,861               165,410
     3/31/1997          174,860            154,912               163,861
     4/30/1997          174,003            155,358               164,233
     5/31/1997          177,988            157,586               167,145
     6/30/1997          181,975            159,501               168,950
     7/31/1997          183,959            160,841               169,729
     8/31/1997          181,825            160,023               169,340
     9/30/1997          185,516            163,431               172,774
    10/31/1997          182,956            163,264               175,916
    11/30/1997          182,388            163,275               174,960
    12/31/1997          179,762            163,811               175,305
     1/31/1998          183,717            165,024               176,969
     2/28/1998          187,207            166,441               177,943
     3/31/1998          185,073            167,142               177,483
     4/30/1998          187,498            168,470               179,687
     5/31/1998          186,898            168,270               180,944
     6/30/1998          183,104            167,764               181,289
     7/31/1998          184,770            168,495               182,360
     8/31/1998          173,832            162,447               186,183
     9/30/1998          181,272            169,109               194,999
    10/31/1998          191,604            170,551               197,495
    11/30/1998          199,498            172,352               196,300
    12/31/1998          198,780            174,179               199,336
     1/31/1999          202,716            174,549               198,548
     2/28/1999          199,918            170,072               192,645
     3/31/1999          206,496            171,431               192,901
     4/30/1999          214,549            172,987               192,707
     5/31/1999          209,293            169,531               189,901
     6/30/1999          206,990            167,934               187,148
     7/31/1999          207,984            168,528               190,025
     8/31/1999          205,530            168,178               189,724
     9/30/1999          207,009            169,696               192,061
    10/31/1999          206,181            169,468               191,768
    11/30/1999          204,718            168,594               189,671
    12/31/1999          206,376            169,398               189,025
     1/31/2000          201,154            166,621               185,794
     2/29/2000          202,241            168,007               185,449
     3/31/2000          204,587            170,016               189,157
     4/30/2000          197,385            166,790               184,537
     5/31/2000          197,918            166,721               185,387
     6/30/2000          203,143            170,366               190,087
     7/31/2000          200,990            169,846               188,193
     8/31/2000          198,839            169,747               187,361
     9/30/2000          196,672            169,505               187,892
    10/31/2000          190,555            167,818               186,369
    11/30/2000          194,024            170,258               189,573
    12/31/2000          205,684            176,470               195,026
     1/31/2001          208,934            178,260               195,964
     2/28/2001          208,746            177,987               196,291
     3/31/2001          203,778            175,955               192,264
     4/30/2001          203,207            175,109               192,034
     5/31/2001          199,773            175,328               192,397
     6/30/2001          202,250            175,406               191,043
     7/31/2001          206,841            178,066               195,424
     8/31/2001          216,025            181,854               201,310
     9/30/2001          211,813            181,159               202,868
    10/31/2001          217,362            184,763               204,700
    11/30/2001          218,884            182,776               202,319
    12/31/2001          216,213            180,877               198,097
     1/31/2002          214,311            180,525               196,318
     2/28/2002          216,797            181,215               197,637
     3/31/2002          217,360            180,102               196,468
     4/30/2002          225,011            183,907               202,284
     5/31/2002          230,929            186,449               206,815
     6/30/2002          237,418            189,334               214,020
     7/31/2002          234,546            189,097               215,941
     8/31/2002          239,706            192,356               219,464
     9/30/2002          242,390            194,075               221,889
    10/31/2002          242,584            193,810               221,260
    11/30/2002          247,557            194,927               221,836
    12/31/2002          260,306            202,003               230,829
     1/31/2003          267,517            204,540               233,422
     2/28/2003          271,717            207,683               236,440
     3/31/2003          273,320            208,409               237,033
     4/30/2003          281,547            212,257               240,078
     5/31/2003          296,976            220,093               248,610
     6/30/2003          294,570            218,591               245,911
     7/31/2003          283,347            212,175               238,750
     8/31/2003          281,534            211,791               238,201
     9/30/2003          299,158            220,744               249,646
    10/31/2003          296,944            219,425               248,256
    11/30/2003          303,744            221,700               251,496
    12/31/2003          315,560            228,690               259,710
     1/31/2004          316,380            229,796               260,674
     2/29/2004          319,924            230,860               262,020
     3/31/2004          322,227            233,494               264,923
     4/30/2004          310,337            225,765               255,240
     5/31/2004          311,578            226,032               256,506
     6/30/2004          311,796            226,610               257,240
     7/31/2004          312,825            227,240               257,187
     8/31/2004          320,333            231,694               262,816
     9/30/2004          324,914            234,170               265,914
    10/31/2004          333,037            239,015               272,287
    11/30/2004          342,228            244,599               279,501
    12/31/2004          346,438            248,141               283,785
     1/31/2005          342,142            246,359               280,802
     2/28/2005          343,853            247,253               281,333
     3/31/2005          338,489            244,262               277,934
     4/30/2005          342,347            246,847               281,563
     5/31/2005          337,623            245,636               277,793
     6/30/2005          336,543            245,769               276,553
     7/31/2005          335,264            244,235               274,332
     8/31/2005          340,427            247,865               278,846
     9/30/2005          334,844            245,000               274,411
    10/31/2005          330,323            241,785               270,322
    11/30/2005          327,516            239,735               268,410
    12/31/2005          331,413            243,390               271,057
     1/31/2006          336,848            246,944               274,473
     2/28/2006          336,410            245,801               273,500
     3/31/2006          334,358            244,480               270,791
     4/30/2006          342,048            249,387               275,916
     5/31/2006          343,861            250,464               279,474
     6/30/2006          341,833            248,671               277,253
     7/31/2006          346,140            251,724               280,014
     8/31/2006          349,324            253,868               283,254
     9/30/2006          349,324            253,764               283,236



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective Classes of shares. (c) See page 15 for a description of the indices. (d) Performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of these securities and that of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

[PHOTO]

John Hyll
Manager since January 2003
                          Manager since January 2003

[PHOTO]

Cliff Rowe
Manager since January 2003
                          Manager since January 2003

 FUND FACTS
 SYMBOL | LSGSX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests primarily in inflation-protected securities with emphasis on debt securities issued by the US Treasury
 FUND INCEPTION DATE | 5/21/91
 EXPENSE RATIO | 0.40%
 TOTAL NET ASSETS | $9.1 million

PORTFOLIO REVIEW
Real yields continued to rise during the Fund's fiscal year ended September 30, 2006, as the Federal Reserve Board's six tightening moves pushed the federal funds target from 3.75% to 5.25%. The real yield on 10-year TIPS (Treasury Inflation-Protected Securities) ended the period at 2.27%, 51 basis points higher than at the beginning of the period. The real yield curve flattened during the year, as five-year TIPS increased in yield by 91 basis points and yields on 30-year TIPS increased by 32 basis points. Most of the flattening occurred early in the period, when the market was anticipating the Fed would end its tightening activity either at its June 29 or August 8 meeting. In fact, the Fed did hold interest rates steady at 5.25% in August and September.

The concern in the TIPS market was whether inflation was under control, particularly in the short term, as oil prices continued to increase rapidly. These concerns led to the flattening of the real yield curve.

The Fund slightly underperformed its Benchmark, the Lehman US Treasury Inflation Protected Securities Index, for the 2006 fiscal year, primarily due to the Fund's longer duration. The Fund's duration strategy hurt relative performance during the first three quarters of the fiscal year, when interest rates were on the rise, but it benefited the Fund significantly during the final quarter when interest rates retreated and we further extended the Fund's duration. Unfortunately, the decline in interest rates in the fourth quarter was not enough to offset the impact of rising rates during the first three fiscal quarters.

The Fund held approximately 4% of its assets in investment grade bonds during the period. This exposure contributed positively to performance, as quality spreads tightened. The Fund also had a small position in bonds denominated in foreign currencies, with the largest weighting--2.4%--in Japanese yen. We expected support for the yen to develop when Japan ended its policy of quantitative easing. Nevertheless, the interest rate differential between US and Japanese government securities remained wide (in favor of the US), and the strength we expected for the yen did not develop.

OUTLOOK
The recent inversion of the yield curve suggests that bondholders are pessimistic about the economy. Many investors seem to expect the Fed to ease in the first half of 2007. We disagree with that view. Instead, we believe the current slowdown is a mid-cycle correction. Our forecast calls for real GDP growth to rebound to approximately 3% or higher in 2007.

With the recent moderation in inflationary pressures, we believe the Fed can afford to "wait and see" if the 425 basis points of tightening in the pipeline are sufficient to keep inflation at bay. In contrast to a steady federal funds rate, yields on long term bonds may be vulnerable to an increase. We believe yields were pushed too low recently by economic pessimism and plunging oil prices. If our outlook proves correct, and economic growth rebounds to 3% while inflation remains near 2.3%, we believe the 10-year Treasury yield should move higher, perhaps closer to 4.75% or 5.00%.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                                    SINCE
                      1 YEAR        5 YEARS       10 YEARS       INCEPTION(a)
                      -------------------------------------------------------------

                       LOOMIS SAYLES INFLATION PROTECTED SECURITIES: INSTITUTIONAL
                       1.48%         4.66%          6.76%            7.70%
                      -------------------------------------------------------------

                       LEHMAN US TREASURY INFLATION PROTECTED SECURITIES INDEX(b)
                       1.91          7.25            N/A              N/A
                      -------------------------------------------------------------

                       LIPPER TREASURY INFLATION PROTECTED SECURITIES INDEX(b)
                       1.42           N/A            N/A              N/A
                      -------------------------------------------------------------


 INCEPTION TO SEPTEMBER 30, 2006(c)


                                    [CHART]
                       Loomis                 Lehman              Lipper
                       Sayles              US Treasury      Treasury Inflation
                       Inflation           Inflation        Protected
                       Protected           Protected        Securities
                       Securities          Securities       Funds
                       Fund/(1)/           Index/(1)/       Index/(2)/
                     ----------------      ------------       ------------------
     5/21/1991            $100,000          $100,000             $100,000
     5/31/1991             100,300           100,000              100,000
     6/30/1991              99,999            99,860               99,860
     7/31/1991             101,499           101,048              101,048
     8/31/1991             104,300           103,393              103,393
     9/30/1991             107,200           105,564              105,564
    10/31/1991             108,015           106,493              106,493
    11/30/1991             109,127           107,558              107,558
    12/31/1991             115,282           111,226              111,226
     1/31/1992             111,316           109,490              109,490
     2/29/1992             112,919           109,918              109,918
     3/31/1992             111,417           109,276              109,276
     4/30/1992             110,883           109,963              109,963
     5/31/1992             114,254           111,993              111,993
     6/30/1992             116,207           113,597              113,597
     7/31/1992             120,670           116,461              116,461
     8/31/1992             121,780           117,546              117,546
     9/30/1992             124,325           119,209              119,209
    10/31/1992             121,329           117,489              117,489
    11/30/1992             121,778           117,284              117,284
    12/31/1992             125,358           119,259              119,259
     1/31/1993             128,241           121,794              121,794
     2/28/1993             132,435           124,233              124,233
     3/31/1993             132,554           124,648              124,648
     4/30/1993             133,601           125,607              125,607
     5/31/1993             133,841           125,469              125,469
     6/30/1993             138,713           128,252              128,252
     7/31/1993             140,822           129,035              129,035
     8/31/1993             145,891           131,915              131,915
     9/30/1993             146,387           132,421              132,421
    10/31/1993             146,622           132,920              132,920
    11/30/1993             144,496           131,463              131,463
    12/31/1993             145,074           131,972              131,972
     1/31/1994             148,787           133,777              133,777
     2/28/1994             143,550           130,944              130,944
     3/31/1994             137,492           128,001              128,001
     4/30/1994             135,251           126,993              126,993
     5/31/1994             134,413           126,831              126,831
     6/30/1994             133,714           126,538              126,538
     7/31/1994             137,712           128,865              128,865
     8/31/1994             137,574           128,889              128,889
     9/30/1994             133,584           127,073              127,073
    10/31/1994             132,890           126,979              126,979
    11/30/1994             133,474           126,745              126,745
    12/31/1994             136,010           127,518              127,518
     1/31/1995             139,547           129,890              129,890
     2/28/1995             142,645           132,687              132,687
     3/31/1995             143,672           133,519              133,519
     4/30/1995             145,597           135,263              135,263
     5/31/1995             152,950           140,718              140,718
     6/30/1995             154,143           141,798              141,798
     7/31/1995             153,495           141,277              141,277
     8/31/1995             156,534           142,937              142,937
     9/30/1995             158,820           144,313              144,313
    10/31/1995             161,123           146,510              146,510
    11/30/1995             164,055           148,795              148,795
    12/31/1995             167,303           150,904              150,904
     1/31/1996             167,454           151,831              151,831
     2/29/1996             161,643           148,737              148,737
     3/31/1996             159,445           147,495              147,495
     4/30/1996             157,420           146,554              146,554
     5/31/1996             156,617           146,308              146,308
     6/30/1996             159,499           148,197              148,197
     7/31/1996             159,882           148,563              148,563
     8/31/1996             157,931           148,231              148,231
     9/30/1996             162,322           150,691              150,691
    10/31/1996             168,230           154,006              154,006
    11/30/1996             172,856           156,686              156,686
    12/31/1996             169,520           155,086              155,086
     1/31/1997             169,012           155,258              155,258
     2/28/1997             169,012           155,472              155,472
     3/31/1997             165,310           153,826              153,826
     4/30/1997             169,394           156,046              156,046
     5/31/1997             171,274           157,392              157,392
     6/30/1997             174,014           159,159              159,159
     7/31/1997             182,106           163,677              163,677
     8/31/1997             178,974           162,058              162,058
     9/30/1997             182,965           164,495              164,495
    10/31/1997             186,624           167,341              167,341
    11/30/1997             188,733           168,198              168,198
    12/31/1997             191,073           169,956              169,956
     1/31/1998             193,939           172,499              172,499
     2/28/1998             193,222           172,031              172,031
     3/31/1998             193,570           172,519              172,519
     4/30/1998             194,808           173,295              173,295
     5/31/1998             197,166           175,074              175,074
     6/30/1998             199,512           177,066              177,066
     7/31/1998             199,791           177,339              177,339
     8/31/1998             204,386           181,953              181,953
     9/30/1998             209,333           186,857              186,857
    10/31/1998             207,742           186,220              186,220
    11/30/1998             209,217           186,283              186,283
    12/31/1998             208,777           186,699              186,699
     1/31/1999             210,656           187,784              187,784
     2/28/1999             204,631           183,318              183,318
     3/31/1999             204,631           184,037              184,037
     4/30/1999             205,696           184,454              184,454
     5/31/1999             203,207           182,837              182,837
     6/30/1999             201,296           182,464              182,464
     7/31/1999             200,230           182,199              182,199
     8/31/1999             199,649           182,197              182,197
     9/30/1999             201,985           183,677              183,677
    10/31/1999             202,712           183,971              183,971
    11/30/1999             201,719           183,718              183,718
    12/31/1999             199,439           182,529              182,529
     1/31/2000             200,436           182,784              182,784
     2/29/2000             205,247           185,386              185,386
     3/31/2000             210,850           188,640              188,640
     4/30/2000             209,901           188,118              188,118
     5/31/2000             209,083           188,239              188,239
     6/30/2000             213,975           191,596              191,596
     7/31/2000             216,115           193,452              193,452
     8/31/2000             220,481           196,312              196,312
     9/30/2000             220,282           196,871              196,871
    10/31/2000             223,410           198,755              198,755
    11/30/2000             229,509           202,663              202,663
    12/31/2000             234,650           206,703              206,703
     1/31/2001             235,706           208,783              208,783
     2/28/2001             238,700           211,158              211,158
     3/31/2001             237,769           211,898              211,898
     4/30/2001             233,227           209,735              209,735
     5/31/2001             233,880           210,427              210,427
     6/30/2001             234,933           211,396              211,396
     7/31/2001             242,380           216,472              216,472
     8/31/2001             245,458           219,159              219,159
     9/30/2001             248,625           222,974              222,974
    10/31/2001             258,843           228,727              228,727
    11/30/2001             249,059           223,595              223,595
    12/31/2001             245,622           221,651              221,651
     1/31/2002             248,324           223,086              223,086
     2/28/2002             251,701           225,145              225,145
     3/31/2002             245,308           220,248              220,248
     4/30/2002             252,152           225,496              225,496
     5/31/2002             254,421           226,848              226,848
     6/30/2002             257,958           230,022              230,022
     7/31/2002             263,968           235,073              235,073
     8/31/2002             271,834           239,731              239,731
     9/30/2002             279,473           245,351              245,351
    10/31/2002             275,504           243,379              243,379
    11/30/2002             273,108           241,284              241,284
    12/31/2002             280,509           247,130              247,130
     1/31/2003             280,761           246,510              246,510
     2/28/2003             287,106           250,487              250,487
     3/31/2003             285,269           249,773              249,773
     4/30/2003             285,526           250,930              250,930
     5/31/2003             293,692           257,443              257,443
     6/30/2003             291,930           256,095              256,095
     7/31/2003             278,734           245,509              245,509
     8/31/2003             281,717           246,883              246,883
     9/30/2003             291,464           254,059              254,059
    10/31/2003             285,926           250,443              250,443
    11/30/2003             286,498           250,731              250,731
    12/31/2003             288,905           252,953              252,953
     1/31/2004             291,534           255,047              255,047
     2/29/2004             295,207           258,102              258,102
     3/31/2004             297,303           260,374              260,374
     4/30/2004             284,846           252,539              252,539
     5/31/2004             286,441           251,605              251,605
     6/30/2004             287,873           252,626              252,626
     7/31/2004             290,810           254,979              254,979
     8/31/2004             297,498           259,945              259,945
     9/30/2004             298,242           260,473              260,473
    10/31/2004             300,151           262,547              262,547
    11/30/2004             297,179           259,427              259,427
    12/31/2004             301,578           261,748              261,748
     1/31/2005             301,578           261,768              261,879
     2/28/2005             300,221           260,650              260,753
     3/31/2005             299,800           260,883              261,092
     4/30/2005             304,477           265,865              265,843
     5/31/2005             306,943           267,693              267,970
     6/30/2005             308,233           268,832              269,015
     7/31/2005             302,345           263,188              263,474
     8/31/2005             308,816           269,262              269,665
     9/30/2005             307,611           268,885              268,883
    10/31/2005             303,366           265,449              265,119
    11/30/2005             303,639           265,909              265,172
    12/31/2005             307,617           269,180              268,884
     1/31/2006             307,617           269,154              269,207
     2/28/2006             308,478           269,025              269,207
     3/31/2006             301,013           263,123              262,531
     4/30/2006             300,140           262,901              262,005
     5/31/2006             300,140           263,675              262,634
     6/30/2006             300,530           264,421              263,081
     7/31/2006             305,008           268,723              267,685
     8/31/2006             310,681           273,383              272,610
     9/30/2006             312,141           273,832              272,719



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the Fund, since its inception. For illustrative purposes, the chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the Fund, the Lehman US Government Bond Index (the "Former Benchmark"), compared to the performance of the Fund from the Fund's inception date and through December 31, 2004. On December 15, 2004, in connection with a change of the Fund's investment objective, the Fund changed its primary benchmark from the Former Benchmark to the Lehman US Treasury Inflation Protected Securities Index (the "New Benchmark"). Since index performance data is not available coincident with the date of the Fund's strategy change, comparative data for the Fund's New Benchmark begins on December 31, 2004. For illustrative purposes, the chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the Fund, from December 31, 2004, through September 30, 2006. The chart above also compares the performance of the Fund to the Lipper Treasury Inflation Protected Securities Fund Index from December 31, 2004 and through September 30, 2006. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Fund Index was linked to the performance of the Former Benchmark as of December 31, 2004.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indices. Return data is not available for the Lehman US Treasury Inflation Protected Securities Index prior to March 1, 1997. Similarly, return data is not available for the Lipper Treasury Inflation Protected Securities Funds Index prior to July 1, 2003. (c) The mountain chart is based on the Fund's minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

Securities issued by US government agencies are not insured, and may not be guaranteed by the US government.

Effective December 15, 2004, the Fund's name and investment strategy changed. The Fund's strategy emphasizes inflation-protected debt securities issued by the US Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the US government.

CUMULATIVE PERFORMANCE

FUND AND MANAGER REVIEW

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

[PHOTO]

Daniel Fuss
                            Manager since June 1996

 FUND FACTS
 SYMBOL | LSHIX
 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).
 The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.
 FUND INCEPTION DATE | 6/5/96
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.75%
 TOTAL NET ASSETS | $141.3 million

PORTFOLIO REVIEW
A resilient economy and strong corporate profits were hallmarks of the fiscal year ended September 30, 2006. Recently, declining energy prices helped subdue inflation fears, while a deteriorating housing market raised concerns of a broader economic slowdown. After raising the federal funds rate at 17 consecutive meetings, the Federal Reserve Board paused in August and September, reducing concerns that the Fed might tighten the economy into a recession. All major bond market benchmarks generated positive returns, with the bulk of the gains coming in the third quarter of calendar 2006. Overall, the riskier segments offered the best returns, as fundamentals remained sound.

High yield provided strong returns, as default rates continued to remain low, in defiance of forecasts. Although spreads remained in a tight range for much of the year, investors benefited from the extra yield inherent in the bonds. Emerging markets also provided strong returns, as improving country fundamentals gave reason for investors to overlook a few country-specific events.

We reduced exposure to bonds with ratings of CCC and below and increased exposure to the BB, B and non-rated quality segments. Our favorable security selections within these areas helped the Fund outperform its Benchmark, the Lehman High Yield Index, for the fiscal year ended September 30, 2006. Although leveraged buyouts (LBOs) negatively affected specific issues, their effects were overwhelmed by the performance of other sectors of the bond market. Fund securities with AAA and AA ratings (mostly denominated in shorter duration, foreign currency bonds) added to relative performance, while A-rated issues were a slight drag.

Convertible securities, preferred issues and a small allocation to equities contributed positively to the Fund's strong return. Overall, emerging market securities and investment grade, non-US-dollar bonds provided attractive returns and proved to be an important out-of-Benchmark strategy. On an industry-specific level, securities in the consumer cyclicals, capital goods, technology, transportation and banking sectors buoyed returns. Despite a slowdown in the housing market, a small allocation to REITs (Real Estate Investment Trusts) performed extremely well. Investment grade and high yield issues in utility-related industries provided positive returns, but lagged the Benchmark for the fiscal year.

Overall, bonds issued in foreign currencies substantially enhanced the Fund's relative performance. In particular, shorter-duration positions in Brazilian-real-denominated issues provided a boost for returns, driven by increasing global demand for commodities from this resource-rich country. Investments in high quality, shorter duration issues domiciled in Southeast Asia performed well, with Fund holdings denominated in the Indonesian rupiah and Thai baht leading the way. Bonds denominated in the British pound sterling also benefited performance. The South African rand's depreciation relative to the US dollar was a performance detractor, as was the New Zealand dollar. Although we remain bullish on Canada's country fundamentals, the bonds we held in the portfolio stymied returns for the year.

OUTLOOK
We believe the economy is experiencing a typical mid-cycle slowdown, which should keep monetary policy stable for the foreseeable future. However, the market appears to be pricing in a Fed easing for the first half of 2007. If the economy gains traction, as we believe it may, yields are vulnerable to a modest increase.

Investment grade corporate spreads have fluctuated within a narrow range for more than a year, and we do not foresee a near-term catalyst that will knock them out of that range. Demand remains robust for the bonds, as corporations continue to generate solid earnings. We believe corporate bonds may outperform Treasurys, but security selection will be key. We have a similar outlook for spreads in the high yield sector. Based on our outlook for stable monetary policy, solid earnings growth and low default rates, we think high yield bonds are currently fairly valued. Our greatest concern for investment grade corporate and high yield securities is the rising threat from shareholder-friendly events, including LBOs. Although the emerging markets have weathered a few country-specific bumps, the general trend remains positive. Because we believe the US dollar is overdue for some weakness, foreign currency exposure should grow increasingly important to Fund returns.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                              SINCE         SINCE
              1 YEAR    5 YEARS 10 YEARS REGISTRATION(a) INCEPTION(a)
              -------------------------------------------------------

               LOOMIS SAYLES INSTITUTIONAL HIGH INCOME: INSTITUTIONAL
              11.56%     15.78%   8.35%       8.41%          8.47%
              -------------------------------------------------------

               LEHMAN HIGH YIELD INDEX(b)
               8.07      10.51    6.52        6.14           6.79
              -------------------------------------------------------

               LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
               6.75       9.29    4.96        4.52           5.27
              -------------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2006(c)

                                      [CHART]

             Loomis Sayles
            Institutional High     Lehman High            Lipper High Current
              Income Fund       Yield Index/(a)(b)/    Yield Funds Index/(a)(b)/
            ------------------  ------------------     ------------------------
   3/7/1997     3,000,000           3,000,000              3,000,000
  3/31/1997     2,961,300           2,935,019              2,956,675
  4/30/1997     3,000,093           2,960,015              2,985,600
  5/31/1997     3,089,196           3,038,341              3,051,777
  6/30/1997     3,148,508           3,090,391              3,094,100
  7/31/1997     3,305,934           3,172,824              3,179,060
  8/31/1997     3,302,958           3,180,038              3,171,860
  9/30/1997     3,404,029           3,257,060              3,234,719
 10/31/1997     3,302,929           3,244,290              3,237,599
 11/30/1997     3,317,792           3,267,845              3,268,527
 12/31/1997     3,287,601           3,306,367              3,297,202
  1/31/1998     3,333,298           3,370,604              3,356,554
  2/28/1998     3,398,631           3,402,372              3,376,213
  3/31/1998     3,506,707           3,451,685              3,407,893
  4/30/1998     3,496,889           3,462,458              3,421,354
  5/31/1998     3,401,773           3,458,631              3,433,249
  6/30/1998     3,323,192           3,464,701              3,445,583
  7/31/1998     3,282,649           3,488,336              3,465,180
  8/31/1998     2,784,015           3,222,514              3,273,974
  9/30/1998     2,777,333           3,203,193              3,288,812
 10/31/1998     2,774,000           3,130,474              3,221,383
 11/30/1998     3,041,414           3,314,300              3,355,052
 12/31/1998     2,995,185           3,303,951              3,358,746
  1/31/1999     3,068,567           3,363,790              3,408,645
  2/28/1999     3,049,235           3,350,254              3,388,547
  3/31/1999     3,191,939           3,409,321              3,420,853
  4/30/1999     3,392,712           3,497,486              3,487,155
  5/31/1999     3,296,359           3,431,058              3,439,949
  6/30/1999     3,346,463           3,431,561              3,432,623
  7/31/1999     3,319,357           3,432,623              3,446,397
  8/31/1999     3,249,982           3,397,795              3,408,331
  9/30/1999     3,242,183           3,371,317              3,383,789
 10/31/1999     3,319,346           3,361,592              3,361,313
 11/30/1999     3,396,687           3,420,818              3,400,568
 12/31/1999     3,474,132           3,461,999              3,439,072
  1/31/2000     3,461,277           3,444,984              3,424,234
  2/29/2000     3,568,577           3,469,424              3,430,870
  3/31/2000     3,572,859           3,409,362              3,358,746
  4/30/2000     3,538,560           3,394,490              3,364,130
  5/31/2000     3,457,173           3,334,061              3,329,633
  6/30/2000     3,555,702           3,395,777              3,397,437
  7/31/2000     3,551,436           3,401,865              3,423,357
  8/31/2000     3,671,474           3,419,649              3,446,773
  9/30/2000     3,572,711           3,369,326              3,416,658
 10/31/2000     3,414,083           3,254,168              3,307,219
 11/30/2000     3,182,608           3,072,498              3,176,242
 12/31/2000     3,275,222           3,125,800              3,237,598
  1/31/2001     3,553,616           3,333,190              3,480,143
  2/28/2001     3,548,641           3,343,728              3,526,473
  3/31/2001     3,404,566           3,232,797              3,443,454
  4/30/2001     3,337,496           3,190,415              3,400,568
  5/31/2001     3,399,907           3,224,914              3,461,799
  6/30/2001     3,323,069           3,129,947              3,364,693
  7/31/2001     3,327,722           3,148,290              3,414,216
  8/31/2001     3,351,681           3,162,241              3,454,473
  9/30/2001     3,121,086           2,938,954              3,222,322
 10/31/2001     3,159,475           3,006,177              3,302,022
 11/30/2001     3,289,013           3,101,659              3,422,480
 12/31/2001     3,282,435           3,093,281              3,408,519
  1/31/2002     3,282,435           3,100,728              3,432,247
  2/28/2002     3,176,085           3,045,930              3,384,352
  3/31/2002     3,310,433           3,106,216              3,465,805
  4/30/2002     3,366,379           3,138,694              3,521,213
  5/31/2002     3,332,715           3,107,195              3,501,680
  6/30/2002     3,131,086           2,932,255              3,243,483
  7/31/2002     2,996,763           2,836,135              3,101,801
  8/31/2002     3,058,496           2,884,966              3,190,266
  9/30/2002     2,932,792           2,844,823              3,148,381
 10/31/2002     2,957,134           2,826,824              3,120,896
 11/30/2002     3,213,222           2,989,777              3,314,230
 12/31/2002     3,275,879           3,018,826              3,360,560
  1/31/2003     3,440,001           3,085,588              3,472,441
  2/28/2003     3,502,953           3,126,937              3,515,265
  3/31/2003     3,616,449           3,204,996              3,616,378
  4/30/2003     3,900,340           3,362,352              3,830,936
  5/31/2003     4,045,433           3,402,342              3,870,505
  6/30/2003     4,159,109           3,494,011              3,981,822
  7/31/2003     4,108,784           3,467,076              3,938,059
  8/31/2003     4,153,159           3,513,632              3,983,325
  9/30/2003     4,361,647           3,598,950              4,092,200
 10/31/2003     4,512,997           3,679,708              4,174,843
 11/30/2003     4,645,679           3,722,340              4,238,140
 12/31/2003     4,848,695           3,814,498              4,334,119
  1/31/2004     4,951,487           3,875,711              4,416,824
  2/29/2004     4,924,254           3,868,130              4,405,743
  3/31/2004     4,979,406           3,882,885              4,435,669
  4/30/2004     4,821,559           3,874,065              4,405,492
  5/31/2004     4,690,894           3,814,199              4,330,863
  6/30/2004     4,821,301           3,867,564              4,392,971
  7/31/2004     4,869,514           3,898,393              4,452,699
  8/31/2004     5,013,652           3,962,011              4,540,038
  9/30/2004     5,152,845           4,017,006              4,605,964
 10/31/2004     5,262,601           4,088,474              4,689,171
 11/30/2004     5,386,272           4,146,505              4,745,706
 12/31/2004     5,538,165           4,209,046              4,816,454
  1/31/2005     5,530,965           4,198,679              4,810,193
  2/28/2005     5,650,434           4,262,841              4,880,940
  3/31/2005     5,463,969           4,149,770              4,739,007
  4/30/2005     5,396,763           4,101,283              4,692,802
  5/31/2005     5,508,476           4,167,006              4,776,134
  6/30/2005     5,672,628           4,234,057              4,869,858
  7/31/2005     5,777,005           4,299,810              4,955,005
  8/31/2005     5,814,555           4,320,236              4,964,459
  9/30/2005     5,822,114           4,292,187              4,914,936
 10/31/2005     5,755,160           4,256,801              4,880,627
 11/30/2005     5,792,568           4,295,587              4,906,108
 12/31/2005     5,895,097           4,335,208              4,948,244
  1/31/2006     6,111,447           4,391,116              5,027,193
  2/28/2006     6,263,622           4,427,929              5,060,751
  3/31/2006     6,255,479           4,446,041              5,091,053
  4/30/2006     6,311,778           4,471,661              5,122,420
  5/31/2006     6,207,634           4,461,883              5,121,731
  6/30/2006     6,183,424           4,436,988              5,103,763
  7/31/2006     6,263,809           4,470,848              5,153,724
  8/31/2006     6,392,217           4,531,739              5,237,306
  9/30/2006     6,496,410           4,581,835              5,311,560



 INCEPTION TO SEPTEMBER 30, 2006(c)

                                     [CHART]

                       Loomis Sayles     Lehman High         Lipper High
                    Institutional High      Yield           Current Yield
                        Income Fund     Index/(a)(b)/     Funds Index/(a)(b)/
                    ------------------  -------------     -------------------
    6/5/1996           3,000,000           3,000,000           3,000,000
   6/30/1996           3,009,000           3,001,875           3,024,817
   7/31/1996           2,990,946           3,015,534           3,038,898
   8/31/1996           3,032,819           3,064,208           3,071,731
   9/30/1996           3,113,796           3,144,098           3,145,762
  10/31/1996           3,131,856           3,159,086           3,169,951
  11/30/1996           3,221,740           3,213,523           3,233,107
  12/31/1996           3,228,828           3,253,122           3,255,623
   1/31/1997           3,244,649           3,285,381           3,285,389
   2/28/1997           3,219,341           3,340,543           3,340,250
   3/31/1997           3,165,256           3,268,186           3,292,011
   4/30/1997           3,206,721           3,296,019           3,324,217
   5/31/1997           3,301,960           3,383,236           3,397,899
   6/30/1997           3,365,358           3,441,195           3,445,023
   7/31/1997           3,533,626           3,532,985           3,539,618
   8/31/1997           3,530,445           3,541,018           3,531,601
   9/30/1997           3,638,477           3,626,784           3,601,589
  10/31/1997           3,530,414           3,612,564           3,604,796
  11/30/1997           3,546,301           3,638,792           3,639,232
  12/31/1997           3,514,030           3,681,687           3,671,159
   1/31/1998           3,562,875           3,753,216           3,737,243
   2/28/1998           3,632,707           3,788,591           3,759,132
   3/31/1998           3,748,227           3,843,501           3,794,405
   4/30/1998           3,737,732           3,855,496           3,809,392
   5/31/1998           3,636,066           3,851,235           3,822,637
   6/30/1998           3,552,073           3,857,994           3,836,370
   7/31/1998           3,508,737           3,884,313           3,858,189
   8/31/1998           2,975,760           3,588,316           3,645,297
   9/30/1998           2,968,618           3,566,802           3,661,818
  10/31/1998           2,965,056           3,485,828           3,586,741
  11/30/1998           3,250,887           3,690,521           3,735,570
  12/31/1998           3,201,474           3,678,996           3,739,683
   1/31/1999           3,279,910           3,745,628           3,795,241
   2/28/1999           3,259,247           3,730,556           3,772,865
   3/31/1999           3,411,779           3,796,327           3,808,835
   4/30/1999           3,626,380           3,894,501           3,882,657
   5/31/1999           3,523,391           3,820,533           3,830,096
   6/30/1999           3,576,947           3,821,093           3,821,940
   7/31/1999           3,547,973           3,822,275           3,837,276
   8/31/1999           3,473,821           3,783,494           3,794,893
   9/30/1999           3,465,484           3,754,010           3,767,567
  10/31/1999           3,547,962           3,743,181           3,742,542
  11/30/1999           3,630,630           3,809,130           3,786,249
  12/31/1999           3,713,408           3,854,985           3,829,120
   1/31/2000           3,699,668           3,836,039           3,812,599
   2/29/2000           3,814,358           3,863,253           3,819,988
   3/31/2000           3,818,935           3,796,373           3,739,684
   4/30/2000           3,782,274           3,779,813           3,745,679
   5/31/2000           3,695,281           3,712,525           3,707,269
   6/30/2000           3,800,597           3,781,245           3,782,764
   7/31/2000           3,796,036           3,788,025           3,811,623
   8/31/2000           3,924,342           3,807,828           3,837,695
   9/30/2000           3,818,777           3,751,792           3,804,165
  10/31/2000           3,649,224           3,623,562           3,682,313
  11/30/2000           3,401,806           3,421,271           3,536,482
  12/31/2000           3,500,799           3,480,622           3,604,797
   1/31/2001           3,798,367           3,711,555           3,874,850
   2/28/2001           3,793,049           3,723,289           3,926,434
   3/31/2001           3,639,051           3,599,766           3,834,000
   4/30/2001           3,567,362           3,552,572           3,786,249
   5/31/2001           3,634,072           3,590,988           3,854,425
   6/30/2001           3,551,942           3,485,241           3,746,306
   7/31/2001           3,556,914           3,505,666           3,801,446
   8/31/2001           3,582,524           3,521,201           3,846,269
   9/30/2001           3,336,046           3,272,568           3,587,788
  10/31/2001           3,377,080           3,347,421           3,676,528
  11/30/2001           3,515,540           3,453,742           3,810,648
  12/31/2001           3,508,509           3,444,413           3,795,103
   1/31/2002           3,508,509           3,452,705           3,821,522
   2/28/2002           3,394,833           3,391,687           3,768,195
   3/31/2002           3,538,435           3,458,816           3,858,886
   4/30/2002           3,598,234           3,494,981           3,920,579
   5/31/2002           3,562,252           3,459,907           3,898,830
   6/30/2002           3,346,736           3,265,108           3,611,349
   7/31/2002           3,203,161           3,158,077           3,453,598
   8/31/2002           3,269,146           3,212,452           3,552,097
   9/30/2002           3,134,784           3,167,752           3,505,461
  10/31/2002           3,160,803           3,147,709           3,474,859
  11/30/2002           3,434,528           3,329,160           3,690,121
  12/31/2002           3,501,501           3,361,506           3,741,705
   1/31/2003           3,676,927           3,435,847           3,866,276
   2/28/2003           3,744,214           3,481,889           3,913,957
   3/31/2003           3,865,527           3,568,810           4,026,537
   4/30/2003           4,168,971           3,744,027           4,265,430
   5/31/2003           4,324,057           3,788,557           4,309,486
   6/30/2003           4,445,562           3,890,632           4,433,429
   7/31/2003           4,391,771           3,860,639           4,384,703
   8/31/2003           4,439,202           3,912,480           4,435,102
   9/30/2003           4,662,050           4,007,482           4,556,326
  10/31/2003           4,823,823           4,097,408           4,648,342
  11/30/2003           4,965,644           4,144,879           4,718,818
  12/31/2003           5,182,642           4,247,498           4,825,682
   1/31/2004           5,292,514           4,315,660           4,917,768
   2/29/2004           5,263,406           4,307,219           4,905,429
   3/31/2004           5,322,356           4,323,648           4,938,750
   4/30/2004           5,153,637           4,313,828           4,905,150
   5/31/2004           5,013,974           4,247,166           4,822,057
   6/30/2004           5,153,362           4,306,588           4,891,209
   7/31/2004           5,204,896           4,340,917           4,957,711
   8/31/2004           5,358,961           4,411,757           5,054,955
   9/30/2004           5,508,102           4,472,995           5,128,359
  10/31/2004           5,625,425           4,552,576           5,221,002
  11/30/2004           5,757,622           4,617,194           5,283,950
  12/31/2004           5,919,987           4,686,834           5,362,721
   1/31/2005           5,912,291           4,675,290           5,355,750
   2/28/2005           6,039,996           4,746,735           5,434,522
   3/31/2005           5,840,487           4,620,829           5,276,491
   4/30/2005           5,768,649           4,566,838           5,225,046
   5/31/2005           5,888,060           4,640,022           5,317,829
   6/30/2005           6,063,524           4,714,684           5,422,183
   7/31/2005           6,175,093           4,787,901           5,516,988
   8/31/2005           6,215,231           4,810,646           5,527,514
   9/30/2005           6,223,311           4,779,413           5,472,374
  10/31/2005           6,151,743           4,740,010           5,434,173
  11/30/2005           6,191,729           4,783,199           5,462,545
  12/31/2005           6,301,323           4,827,317           5,509,459
   1/31/2006           6,532,581           4,889,572           5,597,362
   2/28/2006           6,695,243           4,930,564           5,634,726
   3/31/2006           6,686,539           4,950,732           5,668,465
   4/30/2006           6,746,718           4,979,259           5,703,389
   5/31/2006           6,635,397           4,968,372           5,702,622
   6/30/2006           6,609,519           4,940,651           5,682,616
   7/31/2006           6,695,443           4,978,354           5,738,244
   8/31/2006           6,832,699           5,046,157           5,831,305
   9/30/2006           6,944,072           5,101,940           5,913,980



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

[PHOTO]
Neil Burke


                          Manager since December 2005

[PHOTO]

Cliff Rowe
Manager since January 2003
                          Manager since December 2005

 FUND FACTS
 SYMBOL | LSDIX
 OBJECTIVE | Above-average total return through a combination of current income and capital appreciation
 STRATEGY | Invests only in investment-grade fixed-income securities. The Fund's weighted average duration generally is two to five years
 FUND INCEPTION DATE | 1/28/98
 EXPENSE RATIO | 0.40%
 TOTAL NET ASSETS | $41.9 million


[PHOTO]
Richard Raczkowski


                          Manager since December 2005

PORTFOLIO REVIEW
Throughout the fiscal year, the Fund remained primarily invested in US investment grade bonds, with modest allocations to securitized products and Treasurys, and a small position in high yield bonds. US corporate bonds, particularly those in the industrials sector, offered the strongest results on a total return basis for the fiscal year ended September 30, 2006. The Fund's average duration to this particular sector remained shorter than that of its Benchmark during the period as yields rose across the curve. For fiscal 2006, this strategy contributed to the Fund's outperformance compared to the Lehman US Government/Credit Intermediate Index.

In addition, strong security selections within the US investment grade sector, particularly within the financial services and industrials sectors, helped the Fund outperform. For example, the Fund's position in a major automaker's financing affiliate was the largest contributor to performance. The parent company's recent troubles have yet to affect the finance company. The affiliate generally is considered the safer play, and the market believes if the parent company continues to struggle, the finance affiliate may go up for sale.

Our allocation to securities backed by 30-year mortgages contributed positively to relative performance during the year. Within this sector, we maintained a shorter average duration than the Benchmark, which held back performance in a rallying market.

The Fund remained overweight in securities with BBB quality ratings and underweighted in securities with AAA ratings. Our overweight of approximately 20% to BBB- rated credits contributed positively to Fund performance.

Throughout the 12-month period we slightly extended the portfolio's overall duration, moving it from 2.88 to 3.33 years. By the end of fiscal 2006, the Fund's duration was 0.2 years shorter than that of the Benchmark. Similarly, we lengthened the Fund's average maturity, from 3.62 to 4.14 years.

OUTLOOK
The recent inversion of the yield curve suggests that bondholders are pessimistic about the economy. Futures contracts currently indicate the market expects the Federal Reserve Board to ease during the first half of 2007. We do not agree. We believe the federal funds target should remain at its current 5.25% throughout much of 2007. We believe the economy is experiencing a typical mid-cycle slowdown and it may gain traction as we move into 2007. If it does, market yields may be vulnerable to a modest increase.

Investment grade corporate spreads have fluctuated within a narrow range for more than a year, and we do not foresee a near-term catalyst that will knock them out of that range. Demand remains robust for the bonds, as corporations continue to generate solid earnings. Our greatest concern for investment grade corporate securities is the rising threat from shareholder-friendly events, including leveraged buyouts (LBOs). We believe corporate bonds may outperform Treasurys, but security selection will be key.

We have a similar outlook for spreads in the high yield sector. Although the Fund's overall quality remains high, we are optimistic about high yield. However, we do not see many attractive entry points, as spreads remain at historically tight levels. Based on our outlook for a stable monetary policy, solid corporate earnings growth and low default rates, we believe high yield bonds are fairly valued. Although the emerging markets have weathered a few country-specific bumps, the general trend remains positive. Because we believe the US dollar is overdue for some weakness, foreign currency exposure should grow increasingly important to Fund returns.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                                 SINCE
                          1 YEAR            5 YEARS           INCEPTION(a)
                          ---------------------------------------------------------

                           LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND:
                           INSTITUTIONAL
                           3.82%             4.07%                5.24%
                          ---------------------------------------------------------

                           LEHMAN US GOV'T/CREDIT INTERMEDIATE INDEX(b)
                           3.55              4.34                 5.52
                          ---------------------------------------------------------

                           LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX(b)
                           3.52              4.67                 5.44
                          ---------------------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2006(c)


                                     [CHART]

                  Loomis Sayles             Lipper
              Intermediate Duration       Intermediate             Lehman US
              Fixed Income Fund/(1)    Investment Grade       Government/Credit
                                       Debt Funds Index      Intermediate Index
                -----------------    ----------------------  ------------------
  1/28/1998         $2,000,000             $2,000,000             $2,000,000
  1/31/1998          2,008,000              2,000,000              2,000,000
  2/28/1998          2,008,000              1,997,109              1,998,476
  3/31/1998          2,016,032              2,004,485              2,004,896
  4/30/1998          2,024,096              2,013,850              2,014,941
  5/31/1998          2,036,241              2,032,011              2,029,721
  6/30/1998          2,042,349              2,048,200              2,042,676
  7/31/1998          2,050,519              2,052,391              2,049,881
  8/31/1998          2,030,014              2,080,194              2,082,096
  9/30/1998          2,038,134              2,126,828              2,134,402
 10/31/1998          2,042,210              2,109,620              2,132,300
 11/30/1998          2,060,998              2,120,139              2,132,139
 12/31/1998          2,064,296              2,129,212              2,140,706
  1/31/1999          2,083,494              2,142,422              2,152,461
  2/28/1999          2,064,326              2,104,181              2,120,823
  3/31/1999          2,092,194              2,120,746              2,136,642
  4/30/1999          2,115,836              2,127,865              2,143,200
  5/31/1999          2,085,579              2,106,194              2,126,712
  6/30/1999          2,092,253              2,099,075              2,128,190
  7/31/1999          2,087,860              2,091,677              2,126,319
  8/31/1999          2,083,475              2,089,448              2,127,936
  9/30/1999          2,112,019              2,112,442              2,147,796
 10/31/1999          2,118,777              2,115,656              2,153,338
 11/30/1999          2,130,007              2,118,141              2,155,994
 12/31/1999          2,132,350              2,108,404              2,148,950
  1/31/2000          2,125,526              2,100,909              2,141,099
  2/29/2000          2,145,931              2,123,716              2,158,742
  3/31/2000          2,166,532              2,149,930              2,181,257
  4/30/2000          2,155,049              2,136,614              2,176,315
  5/31/2000          2,145,783              2,132,737              2,179,710
  6/30/2000          2,192,132              2,177,898              2,218,160
  7/31/2000          2,213,176              2,196,489              2,235,041
  8/31/2000          2,234,201              2,226,945              2,261,437
  9/30/2000          2,257,660              2,241,699              2,282,013
 10/31/2000          2,255,177              2,249,600              2,292,405
 11/30/2000          2,279,082              2,285,400              2,323,557
 12/31/2000          2,320,789              2,331,570              2,366,372
  1/31/2001          2,373,935              2,372,538              2,405,214
  2/28/2001          2,395,775              2,395,339              2,427,938
  3/31/2001          2,417,577              2,404,648              2,446,551
  4/30/2001          2,419,994              2,391,713              2,440,085
  5/31/2001          2,447,098              2,406,442              2,453,825
  6/30/2001          2,454,440              2,415,292              2,462,993
  7/31/2001          2,496,656              2,473,884              2,514,144
  8/31/2001          2,526,616              2,501,127              2,539,293
  9/30/2001          2,551,629              2,520,379              2,576,334
 10/31/2001          2,584,545              2,571,754              2,619,056
 11/30/2001          2,579,635              2,539,460              2,592,822
 12/31/2001          2,554,870              2,523,138              2,578,458
  1/31/2002          2,557,425              2,541,344              2,591,852
  2/28/2002          2,559,983              2,565,908              2,612,451
  3/31/2002          2,534,127              2,521,383              2,572,731
  4/30/2002          2,547,051              2,566,865              2,615,246
  5/31/2002          2,573,285              2,587,935              2,641,364
  6/30/2002          2,541,634              2,586,266              2,664,203
  7/31/2002          2,515,455              2,596,536              2,695,748
  8/31/2002          2,576,329              2,646,576              2,735,907
  9/30/2002          2,578,133              2,675,453              2,784,887
 10/31/2002          2,570,140              2,665,193              2,773,964
 11/30/2002          2,605,094              2,677,862              2,771,586
 12/31/2002          2,660,322              2,732,357              2,832,067
  1/31/2003          2,671,230              2,740,900              2,831,928
  2/28/2003          2,717,709              2,779,984              2,871,787
  3/31/2003          2,726,134              2,780,258              2,874,766
  4/30/2003          2,767,571              2,812,755              2,896,727
  5/31/2003          2,828,458              2,865,211              2,954,922
  6/30/2003          2,839,489              2,864,516              2,952,959
  7/31/2003          2,766,798              2,767,930              2,872,734
  8/31/2003          2,775,375              2,788,989              2,879,523
  9/30/2003          2,854,196              2,863,977              2,952,382
 10/31/2003          2,837,356              2,843,761              2,924,578
 11/30/2003          2,845,868              2,851,270              2,928,550
 12/31/2003          2,880,303              2,880,270              2,954,137
  1/31/2004          2,903,345              2,903,172              2,973,535
  2/29/2004          2,931,798              2,931,372              3,003,879
  3/31/2004          2,957,891              2,952,490              3,027,250
  4/30/2004          2,882,761              2,881,549              2,955,453
  5/31/2004          2,865,752              2,867,417              2,942,036
  6/30/2004          2,880,368              2,880,781              2,950,858
  7/31/2004          2,907,443              2,907,821              2,975,752
  8/31/2004          2,951,346              2,960,185              3,025,425
  9/30/2004          2,956,658              2,967,931              3,030,690
 10/31/2004          2,974,694              2,991,323              3,051,105
 11/30/2004          2,957,738              2,972,626              3,023,301
 12/31/2004          2,976,963              3,003,543              3,043,992
  1/31/2005          2,981,131              3,019,767              3,049,881
  2/28/2005          2,967,716              3,006,963              3,033,138
  3/31/2005          2,947,546              2,989,169              3,017,481
  4/30/2005          2,971,421              3,025,948              3,052,006
  5/31/2005          2,992,221              3,057,721              3,079,394
  6/30/2005          3,003,891              3,075,655              3,092,372
  7/31/2005          2,990,073              3,051,632              3,066,693
  8/31/2005          3,016,086              3,089,820              3,102,556
  9/30/2005          3,000,101              3,058,483              3,076,253
 10/31/2005          2,986,901              3,033,294              3,059,395
 11/30/2005          2,998,550              3,044,398              3,072,720
 12/31/2005          3,015,342              3,072,114              3,092,049
  1/31/2006          3,020,166              3,076,023              3,091,587
  2/28/2006          3,025,602              3,085,100              3,093,827
  3/31/2006          3,011,987              3,055,280              3,080,156
  4/30/2006          3,014,397              3,051,041              3,081,819
  5/31/2006          3,013,794              3,047,721              3,082,004
  6/30/2006          3,016,506              3,050,982              3,086,669
  7/31/2006          3,051,799              3,093,310              3,121,285
  8/31/2006          3,087,200              3,139,811              3,160,451
  9/30/2006          3,114,985              3,166,088              3,185,369


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 15 for a description of the indices.
(c) The mountain chart is based on the Fund's minimum initial investment of $2,000,000.

WHAT YOU SHOULD KNOW

If the credit rating of a security held by the Fund falls below investment grade, the Fund may continue to hold it if Loomis Sayles believes the investment is appropriate. The secondary market for securities that fall below investment grade may lack liquidity and such securities may incur greater risk of default, which may adversely affect the value of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

[PHOTO]

Daniel Fuss
                            Manager since July 1994

[PHOTO]

Steven Kaseta
Manager since November 2002
                          Manager since February 2002

[PHOTO]

Kathleen Gaffney
Manager since November 1997
                    Associate Manager since September 2006

[PHOTO]


                    Associate Manager since September 2006

[PHOTO]


                    Associate Manager since September 2006

 FUND FACTS
 SYMBOL | LSIGX
 OBJECTIVE | Above-average total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of assets in securities of other foreign issuers, including emerging markets.
 FUND INCEPTION DATE | 7/1/94
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.55%
 TOTAL NET ASSETS | $173.5 million

PORTFOLIO REVIEW
A resilient economy and strong corporate profits were hallmarks of the fiscal year ended September 30, 2006. Recently, declining energy prices helped subdue inflation fears, while a deteriorating housing market raised concerns of a broader economic slowdown. After raising the federal funds rate at 17 consecutive meetings, the Federal Reserve Board paused in August and September, reducing concerns that the Fed might tighten the economy into a recession. All major bond market benchmarks generated positive returns, with the bulk of the gains coming in the third quarter of calendar 2006. Overall, the riskier segments offered the best returns, as fundamentals remained sound. Our emphasis on foreign developed and emerging markets and a modest position in below investment grade securities--areas not represented in the Lehman US Government/Credit Index--helped the Fund significantly outperform its Benchmark for the 2006 fiscal year.

The Fund generated positive performance across the quality spectrum, with higher-quality sectors benefiting from a longer duration strategy. Throughout the year, we moved the Fund's duration from neutral to approximately 1.5 years longer than the Benchmark. By shifting from shorter- to longer-duration Treasurys and corporate bonds, we took advantage of the recent market rally and significantly boosted the Fund's return.

Fund holdings denominated in foreign currencies, particularly those of commodity-rich exporters Canada and Brazil, contributed to strong performance. We maintained a sizable position in Canadian-dollar-denominated securities, gaining significant performance from those with shorter durations. These securities benefited from quality fundamentals and a positive outlook, given the strong global demand for natural resources. Although Mexico struggled with political uncertainty early in the period, the country remained a positive contributor to the Fund's performance. Positive returns from Singapore, Korea and Thailand reflected strong economic expansion in the Pacific Rim. New Zealand and Australian holdings were relatively flat, while South Africa's weak currency caused the securities to perform poorly.

Successful security selections, combined with investors' robust risk appetite and low default trends, helped the Fund realize gains in the high yield sector. In particular, our holdings in the media and auto industries, and in companies involved in mergers and acquisitions, helped performance. On the downside, a few individual names involved in specific credit events resulted in minor setbacks for the Fund. Certain healthcare bonds, for example, suffered on news of leveraged buyouts (LBOs).

The Fund's best individual performers included several strong names in the convertible bond sector, another area that is not part of the Benchmark.

OUTLOOK
We believe the economy is experiencing a typical mid-cycle slowdown, which should keep monetary policy stable for the foreseeable future. However, the market appears to be pricing in a Fed easing for the first half of 2007. If the economy gains traction, as we believe it may, yields may be vulnerable to a modest increase.

Investment grade corporate spreads have fluctuated within a narrow range for more than a year, and we do not foresee a near-term catalyst that will knock them out of that range. Demand remains robust for the bonds, as corporations continue to generate solid earnings. Our greatest concern for investment grade corporate securities is the rising threat from shareholder-friendly events, including LBOs. We believe corporate bonds may outperform Treasurys, but security selection will be key. We have a similar outlook for spreads in the high yield sector. Based on our outlook for a stable monetary policy, solid earnings growth and low default rates, we believe high yield bonds are fairly valued. Although the emerging markets have weathered a few country-specific bumps, the general trend remains positive. Because we believe the US dollar is overdue for some weakness, foreign currency exposure should grow increasingly important to Fund returns.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                 SINCE          SINCE
              1 YEAR   5 YEARS   10 YEARS   REGISTRATION(a)  INCEPTION(a)
              ------------------------------------------------------------

               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME: INSTITUTIONAL
               6.81%    11.53%     9.54%         9.28%          10.46%
              ------------------------------------------------------------

               LEHMAN US GOVERNMENT/CREDIT INDEX(b)
               3.33      4.96      6.47          6.39            6.84
              ------------------------------------------------------------

               LIPPER BBB-RATED FUNDS INDEX(b)
               4.20      5.77      6.19          5.97            6.71
              ------------------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2006(c)

                                    [CHART]

                Loomis Sayles
               Investment Grade          Lehman US           Lipper
                 Fixed Income       Government/Credit       BBB-Rated
                     Fund                 Index            Funds Index
                 -------------         -----------         --------------
   3/7/1997        $3,000,000         $3,000,000            $3,000,000
  3/31/1997         2,951,400          2,953,678             2,964,347
  4/30/1997         2,995,081          2,997,311             3,007,699
  5/31/1997         3,044,500          3,031,640             3,035,766
  6/30/1997         3,101,736          3,076,838             3,072,204
  7/31/1997         3,259,925          3,183,224             3,166,196
  8/31/1997         3,167,343          3,141,058             3,130,654
  9/30/1997         3,252,544          3,196,312             3,179,874
 10/31/1997         3,282,143          3,228,775             3,230,813
 11/30/1997         3,287,394          3,244,554             3,247,817
 12/31/1997         3,303,502          3,279,365             3,281,901
  1/31/1998         3,339,510          3,321,218             3,328,168
  2/28/1998         3,358,879          3,320,000             3,321,403
  3/31/1998         3,394,820          3,336,851             3,331,643
  4/30/1998         3,402,967          3,351,142             3,348,386
  5/31/1998         3,425,427          3,379,801             3,384,376
  6/30/1998         3,428,167          3,404,600             3,418,796
  7/31/1998         3,384,972          3,401,952             3,421,524
  8/31/1998         3,207,261          3,377,229             3,488,383
  9/30/1998         3,302,196          3,446,853             3,588,130
 10/31/1998         3,273,467          3,404,340             3,562,792
 11/30/1998         3,392,948          3,467,282             3,584,019
 12/31/1998         3,413,306          3,475,903             3,592,802
  1/31/1999         3,479,183          3,506,149             3,618,327
  2/28/1999         3,425,256          3,430,289             3,532,333
  3/31/1999         3,512,600          3,468,512             3,549,861
  4/30/1999         3,597,605          3,493,388             3,558,681
  5/31/1999         3,530,329          3,446,257             3,521,944
  6/30/1999         3,495,379          3,428,157             3,510,956
  7/31/1999         3,447,143          3,410,857             3,501,240
  8/31/1999         3,433,010          3,398,236             3,498,437
  9/30/1999         3,459,444          3,427,440             3,529,979
 10/31/1999         3,448,719          3,434,173             3,539,135
 11/30/1999         3,472,171          3,442,484             3,537,154
 12/31/1999         3,497,865          3,436,926             3,515,628
  1/31/2000         3,496,116          3,426,846             3,514,656
  2/29/2000         3,597,853          3,468,999             3,558,718
  3/31/2000         3,651,461          3,500,964             3,610,143
  4/30/2000         3,561,270          3,458,490             3,592,540
  5/31/2000         3,536,697          3,432,181             3,589,289
  6/30/2000         3,637,847          3,519,026             3,662,576
  7/31/2000         3,682,956          3,534,106             3,701,369
  8/31/2000         3,754,773          3,598,576             3,753,616
  9/30/2000         3,726,237          3,608,822             3,767,742
 10/31/2000         3,660,283          3,597,158             3,791,362
 11/30/2000         3,716,651          3,630,502             3,856,203
 12/31/2000         3,813,656          3,706,526             3,932,293
  1/31/2001         3,902,133          3,796,186             3,998,256
  2/28/2001         3,942,325          3,833,677             4,039,515
  3/31/2001         3,901,719          3,831,290             4,058,052
  4/30/2001         3,889,623          3,810,278             4,027,631
  5/31/2001         3,947,968          3,844,647             4,050,802
  6/30/2001         3,963,365          3,849,140             4,070,235
  7/31/2001         4,065,619          3,936,445             4,171,664
  8/31/2001         4,172,139          3,983,648             4,225,219
  9/30/2001         4,061,994          3,949,606             4,264,086
 10/31/2001         4,195,228          4,033,352             4,372,280
 11/30/2001         4,197,745          4,007,245             4,300,525
 12/31/2001         4,165,002          3,982,774             4,266,628
  1/31/2002         4,202,487          4,004,551             4,297,983
  2/28/2002         4,232,325          4,023,698             4,334,459
  3/31/2002         4,202,276          3,970,945             4,246,521
  4/30/2002         4,330,865          4,031,699             4,328,778
  5/31/2002         4,429,609          4,063,576             4,368,729
  6/30/2002         4,433,153          4,044,471             4,405,877
  7/31/2002         4,348,923          4,024,217             4,458,946
  8/31/2002         4,464,169          4,105,564             4,558,918
  9/30/2002         4,483,365          4,142,537             4,656,983
 10/31/2002         4,413,873          4,112,979             4,612,473
 11/30/2002         4,530,841          4,172,245             4,615,201
 12/31/2002         4,687,608          4,269,378             4,737,483
  1/31/2003         4,783,704          4,297,661             4,737,334
  2/28/2003         4,916,691          4,369,988             4,821,721
  3/31/2003         4,921,116          4,377,472             4,815,442
  4/30/2003         5,140,105          4,465,808             4,866,904
  5/31/2003         5,465,474          4,582,770             5,005,220
  6/30/2003         5,510,291          4,588,720             4,985,188
  7/31/2003         5,222,654          4,432,351             4,776,201
  8/31/2003         5,268,091          4,467,340             4,807,706
  9/30/2003         5,549,407          4,604,916             4,959,999
 10/31/2003         5,561,615          4,586,679             4,897,214
 11/30/2003         5,703,437          4,618,189             4,910,219
 12/31/2003         5,850,585          4,685,504             4,958,654
  1/31/2004         5,892,124          4,728,143             5,003,688
  2/29/2004         5,955,170          4,769,917             5,064,904
  3/31/2004         6,025,441          4,802,695             5,111,395
  4/30/2004         5,775,385          4,680,325             4,954,468
  5/31/2004         5,747,663          4,644,737             4,929,092
  6/30/2004         5,808,589          4,672,147             4,949,386
  7/31/2004         5,879,454          4,720,979             5,001,670
  8/31/2004         6,042,902          4,816,889             5,107,509
  9/30/2004         6,168,595          4,846,745             5,125,373
 10/31/2004         6,282,097          4,894,639             5,169,771
 11/30/2004         6,372,559          4,878,393             5,112,255
 12/31/2004         6,451,579          4,933,968             5,166,595
  1/31/2005         6,425,127          4,960,128             5,202,510
  2/28/2005         6,460,465          4,952,106             5,168,239
  3/31/2005         6,393,358          4,896,450             5,131,838
  4/30/2005         6,388,883          4,936,423             5,208,788
  5/31/2005         6,402,938          4,987,831             5,274,115
  6/30/2005         6,461,845          5,029,999             5,308,573
  7/31/2005         6,462,491          5,006,710             5,248,814
  8/31/2005         6,561,368          5,068,901             5,327,184
  9/30/2005         6,565,960          5,018,312             5,257,485
 10/31/2005         6,517,372          4,974,872             5,212,488
 11/30/2005         6,536,273          4,995,309             5,239,210
 12/31/2005         6,568,300          5,044,315             5,288,990
  1/31/2006         6,678,648          5,062,727             5,279,310
  2/28/2006         6,700,020          5,086,025             5,293,587
  3/31/2006         6,620,959          5,030,373             5,235,435
  4/30/2006         6,736,826          5,027,115             5,219,029
  5/31/2006         6,697,079          5,014,979             5,216,114
  6/30/2006         6,689,042          5,015,652             5,228,110
  7/31/2006         6,787,371          5,085,072             5,296,166
  8/31/2006         6,969,273          5,177,896             5,379,917
  9/30/2006         7,013,876          5,228,980             5,432,575


 INCEPTION TO SEPTEMBER 30, 2006(c)

                                 [CHART]

                 Loomis Sayles
                  Investment
                  Grade Fixed      Lipper BBB-Rated      Lehman Govt./Credit
                  Income Fund        Funds Index              Index
                 -------------   -------------------    -------------------
  7/1/1994         $3,000,000       $3,000,000             $3,000,000
 7/31/1994          3,036,000        3,051,324              3,059,957
 8/31/1994          3,093,077        3,063,344              3,061,210
 9/30/1994          3,023,483        3,021,035              3,014,850
10/31/1994          2,996,271        3,011,419              3,011,509
11/30/1994          2,974,698        3,003,366              3,006,126
12/31/1994          2,992,249        3,018,390              3,025,941
 1/31/1995          3,045,810        3,067,070              3,084,042
 2/28/1995          3,171,907        3,137,145              3,155,555
 3/31/1995          3,225,829        3,161,786              3,176,716
 4/30/1995          3,315,184        3,218,639              3,221,034
 5/31/1995          3,485,253        3,357,467              3,356,031
 6/30/1995          3,546,594        3,382,828              3,382,854
 7/31/1995          3,523,541        3,374,895              3,369,814
 8/31/1995          3,589,079        3,424,537              3,412,926
 9/30/1995          3,680,959        3,464,682              3,447,591
10/31/1995          3,730,652        3,510,838              3,498,221
11/30/1995          3,826,903        3,568,413              3,555,811
12/31/1995          3,896,935        3,627,309              3,608,204
 1/31/1996          3,964,352        3,656,637              3,630,665
 2/29/1996          3,872,776        3,579,711              3,553,630
 3/31/1996          3,872,776        3,553,303              3,523,791
 4/30/1996          3,841,794        3,530,620              3,499,613
 5/31/1996          3,862,155        3,528,202              3,493,719
 6/30/1996          3,921,246        3,568,631              3,540,358
 7/31/1996          3,931,833        3,577,472              3,548,618
 8/31/1996          3,955,818        3,575,697              3,539,893
 9/30/1996          4,079,239        3,647,255              3,602,821
10/31/1996          4,249,751        3,734,800              3,686,909
11/30/1996          4,399,343        3,818,069              3,754,802
12/31/1996          4,321,474        3,781,134              3,712,943
 1/31/1997          4,314,560        3,793,148              3,717,352
 2/28/1997          4,358,568        3,814,785              3,725,195
 3/31/1997          4,269,654        3,755,882              3,680,923
 4/30/1997          4,332,844        3,811,365              3,734,754
 5/31/1997          4,404,336        3,855,019              3,769,606
 6/30/1997          4,487,138        3,912,492              3,814,852
 7/31/1997          4,715,982        4,047,771              3,931,565
 8/31/1997          4,582,048        3,994,153              3,887,432
 9/30/1997          4,705,305        4,064,414              3,948,549
10/31/1997          4,748,123        4,105,694              4,011,802
11/30/1997          4,755,720        4,125,758              4,032,917
12/31/1997          4,779,024        4,170,023              4,075,239
 1/31/1998          4,831,115        4,223,244              4,132,691
 2/28/1998          4,859,135        4,221,695              4,124,291
 3/31/1998          4,911,128        4,243,123              4,137,007
 4/30/1998          4,922,915        4,261,294              4,157,797
 5/31/1998          4,955,406        4,297,737              4,202,487
 6/30/1998          4,959,370        4,329,272              4,245,227
 7/31/1998          4,896,882        4,325,905              4,248,615
 8/31/1998          4,639,796        4,294,467              4,331,636
 9/30/1998          4,777,134        4,383,000              4,455,495
10/31/1998          4,735,573        4,328,941              4,424,032
11/30/1998          4,908,421        4,408,978              4,450,391
12/31/1998          4,937,872        4,419,940              4,461,296
 1/31/1999          5,033,173        4,458,400              4,492,992
 2/28/1999          4,955,159        4,361,937              4,386,210
 3/31/1999          5,081,515        4,410,543              4,407,975
 4/30/1999          5,204,488        4,442,175              4,418,927
 5/31/1999          5,107,164        4,382,243              4,373,309
 6/30/1999          5,056,603        4,359,227              4,359,666
 7/31/1999          4,986,822        4,337,228              4,347,600
 8/31/1999          4,966,376        4,321,180              4,344,120
 9/30/1999          5,004,617        4,358,314              4,383,287
10/31/1999          4,989,103        4,366,876              4,394,656
11/30/1999          5,023,028        4,377,445              4,392,197
12/31/1999          5,060,199        4,370,377              4,365,467
 1/31/2000          5,057,669        4,357,560              4,364,260
 2/29/2000          5,204,847        4,411,161              4,418,974
 3/31/2000          5,282,399        4,451,808              4,482,829
 4/30/2000          5,151,924        4,397,798              4,460,972
 5/31/2000          5,116,376        4,364,343              4,456,934
 6/30/2000          5,262,704        4,474,775              4,547,938
 7/31/2000          5,327,962        4,493,951              4,596,108
 8/31/2000          5,431,857        4,575,930              4,660,984
 9/30/2000          5,390,575        4,588,958              4,678,526
10/31/2000          5,295,161        4,574,126              4,707,855
11/30/2000          5,376,707        4,616,527              4,788,370
12/31/2000          5,517,039        4,713,198              4,882,854
 1/31/2001          5,645,034        4,827,209              4,964,762
 2/28/2001          5,703,178        4,874,883              5,015,995
 3/31/2001          5,644,435        4,871,848              5,039,012
 4/30/2001          5,626,938        4,845,129              5,001,237
 5/31/2001          5,711,342        4,888,832              5,030,009
 6/30/2001          5,733,616        4,894,546              5,054,141
 7/31/2001          5,881,543        5,005,563              5,180,088
 8/31/2001          6,035,640        5,065,585              5,246,589
 9/30/2001          5,876,299        5,022,297              5,294,852
10/31/2001          6,069,041        5,128,789              5,429,199
11/30/2001          6,072,683        5,095,591              5,340,098
12/31/2001          6,025,316        5,064,474              5,298,007
 1/31/2002          6,079,544        5,092,165              5,336,942
 2/28/2002          6,122,709        5,116,512              5,382,235
 3/31/2002          6,079,237        5,049,431              5,273,041
 4/30/2002          6,265,262        5,126,686              5,375,182
 5/31/2002          6,408,110        5,167,222              5,424,790
 6/30/2002          6,413,236        5,142,928              5,470,918
 7/31/2002          6,291,385        5,117,173              5,536,816
 8/31/2002          6,458,107        5,220,613              5,660,953
 9/30/2002          6,485,877        5,267,628              5,782,724
10/31/2002          6,385,345        5,230,042              5,727,454
11/30/2002          6,554,557        5,305,405              5,730,842
12/31/2002          6,781,345        5,428,918              5,882,684
 1/31/2003          6,920,362        5,464,883              5,882,499
 2/28/2003          7,112,748        5,556,853              5,987,285
 3/31/2003          7,119,150        5,566,370              5,979,488
 4/30/2003          7,435,952        5,678,697              6,043,390
 5/31/2003          7,906,648        5,827,426              6,215,141
 6/30/2003          7,971,482        5,834,991              6,190,267
 7/31/2003          7,555,371        5,636,153              5,930,762
 8/31/2003          7,621,103        5,680,645              5,969,882
 9/30/2003          8,028,070        5,855,587              6,158,989
10/31/2003          8,045,731        5,832,396              6,081,026
11/30/2003          8,250,897        5,872,464              6,097,176
12/31/2003          8,463,771        5,958,062              6,157,319
 1/31/2004          8,523,863        6,012,281              6,213,239
 2/29/2004          8,615,069        6,065,401              6,289,253
 3/31/2004          8,716,727        6,107,081              6,346,983
 4/30/2004          8,354,982        5,951,476              6,152,121
 5/31/2004          8,314,878        5,906,222              6,120,611
 6/30/2004          8,403,016        5,941,077              6,145,810
 7/31/2004          8,505,533        6,003,171              6,210,733
 8/31/2004          8,741,987        6,125,129              6,342,157
 9/30/2004          8,923,820        6,163,094              6,364,339
10/31/2004          9,088,018        6,223,996              6,419,470
11/30/2004          9,218,886        6,203,338              6,348,051
12/31/2004          9,333,200        6,274,006              6,415,526
 1/31/2005          9,294,934        6,307,272              6,460,122
 2/28/2005          9,346,056        6,297,071              6,417,567
 3/31/2005          9,249,720        6,226,299              6,372,367
 4/30/2005          9,243,245        6,277,129              6,467,918
 5/31/2005          9,263,580        6,342,498              6,549,037
 6/30/2005          9,348,805        6,396,119              6,591,824
 7/31/2005          9,349,740        6,366,505              6,517,620
 8/31/2005          9,492,791        6,445,587              6,614,934
 9/30/2005          9,499,436        6,381,258              6,528,386
10/31/2005          9,429,140        6,326,019              6,472,512
11/30/2005          9,456,485        6,352,008              6,505,693
12/31/2005          9,502,822        6,414,323              6,567,506
 1/31/2006          9,662,469        6,437,736              6,555,487
 2/28/2006          9,693,389        6,467,360              6,573,214
 3/31/2006          9,579,007        6,396,593              6,501,006
 4/30/2006          9,746,640        6,392,451              6,480,633
 5/31/2006          9,689,134        6,377,019              6,477,014
 6/30/2006          9,677,507        6,377,875              6,491,910
 7/31/2006          9,819,767        6,466,149              6,576,417
 8/31/2006         10,082,936        6,584,184              6,680,414
 9/30/2006         10,147,467        6,649,141              6,745,801



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW
High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity which may adversely affect the value of the Fund. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not issued, and may not be guaranteed by the US government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper BBB-Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.
Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective. Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.
Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objectives.
Lipper Treasury Inflation Protected Securities Funds Index is an equally weighted index of typically the 30 largest mutual funds within the treasury inflation protected securities funds investment objective.
Source: Lipper, Inc.

Lehman US Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements. Lehman US Government/Credit Intermediate Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. Lehman Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.
Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.
Lehman US Treasury Inflation Protected Securities Index measures the performance of the inflation protected securities issued by the U.S. Treasury.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2006 is available on
(i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2006 through September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES BOND FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/06                  9/30/06              4/1/06 - 9/30/06
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,055.20                  $3.84
Hypothetical (5% return before expenses)              $1,000.00               $1,021.31                  $3.80

Retail Class
------------
Actual                                                $1,000.00               $1,054.20                  $5.15
Hypothetical (5% return before expenses)              $1,000.00               $1,020.05                  $5.07

Admin Class
-----------
Actual                                                $1,000.00               $1,052.90                  $6.43
Hypothetical (5% return before expenses)              $1,000.00               $1,018.80                  $6.33
*Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.00% and 1.25% for the Institutional, Retail and Admin
 Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES FIXED INCOME FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/06                  9/30/06              4/1/06 - 9/30/06
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,046.70                  $3.03
Hypothetical (5% return before expenses)              $1,000.00               $1,022.11                  $2.99
*Expenses are equal to the Fund's annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES GLOBAL BOND FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/06                   9/30/06              4/1/06 - 9/30/06
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $1,044.70                  $3.79
Hypothetical (5% return before expenses)               $1,000.00                $1,021.36                  $3.75

Retail Class
------------
Actual                                                 $1,000.00                $1,043.70                  $5.12
Hypothetical (5% return before expenses)               $1,000.00                $1,020.05                  $5.07
*Expenses are equal to the Fund's annualized expense ratio of 0.74% and 1.00% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/06                  9/30/06              4/1/06 - 9/30/06
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,037.00                  $2.04
Hypothetical (5% return before expenses)              $1,000.00               $1,023.06                  $2.03
*Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/06                  9/30/06              4/1/06 - 9/30/06
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,038.40                  $3.83
Hypothetical (5% return before expenses)              $1,000.00               $1,021.31                  $3.80
*Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/06                  9/30/06              4/1/06 - 9/30/06
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,034.20                  $2.04
Hypothetical (5% return before expenses)              $1,000.00               $1,023.06                  $2.03
*Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/06                  9/30/06              4/1/06 - 9/30/06
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,059.20                  $2.84
Hypothetical (5% return before expenses)              $1,000.00               $1,022.31                  $2.79
*Expenses are equal to the Fund's annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2006. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They also considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by the Adviser's affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds' Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies; and (3) that the Fund's Adviser had taken or is taking steps designed to help improve the Fund's investment performance.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding the implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that currently all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that several Funds had total expense ratios or advisory fee rates that were above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. In this regard, the Funds, at the request of the Independent Trustees, retained an independent accounting firm to review the cost allocation methods used by the Adviser to determine profitability, and engaged in extensive discussions with the Adviser regarding such methods and Adviser profitability generally. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through "breakpoints" in its investment advisory fees (lower fee rates applicable to assets in excess of certain threshold levels) or other means, such as expense waivers. The Trustees noted that two of the Loomis Sayles Funds in this report had breakpoints in their advisory fees and the remaining Funds were subject to expense caps. The Trustees also considered management's representation that for certain Funds the Funds' Adviser did not benefit from economies of scale in providing services to the Funds (because of the investment style of the Fund, the small size of the Fund or for other reasons) or were capacity constrained with respect to the relevant investment strategy. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under a separate agreement covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2007.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES BOND FUND


                                                        PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------------
BONDS AND NOTES - 93.8% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 87.7%

AEROSPACE & DEFENSE - 0.3%
Bombardier, Inc., 7.350%, 12/22/2026                CAD        5,185,000 $ 4,209,696
Bombardier, Inc., 7.450%, 5/01/2034, 144A(b)        USD       15,700,000  13,521,625
                                                                         -----------
                                                                          17,731,321
                                                                         -----------
AGENCIES - 0.1%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                             1,580,000   1,897,580
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023(b)                                         6,485,000   7,798,213
                                                                         -----------
                                                                           9,695,793
                                                                         -----------
AIRLINES - 0.6%
American Airlines, Inc., 7.324%, 10/15/2009                    1,255,000   1,223,625
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                             2,771,141   2,688,007
Continental Airlines, Inc., Series 1997-4B,
 6.900%, 1/02/2017                                             3,606,680   3,458,599
Continental Airlines, Inc., Series 1998-1, Class B,
 6.748%, 3/15/2017                                             4,036,646   3,935,730
Continental Airlines, Inc., Series 1999-1B,
 6.795%, 8/02/2018                                             4,916,733   4,784,245
Continental Airlines, Inc., Series 1999-1C,
 6.954%, 8/02/2009                                             6,168,114   5,905,969
Continental Airlines, Inc., Series 1999-2, Class B,
 7.566%, 3/15/2020                                             4,788,087   4,776,117
Continental Airlines, Inc., Series 2000-2, Class B,
 8.307%, 4/02/2018                                             7,495,695   7,270,824
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                            4,465,997   4,421,337
Continental Airlines, Inc., Series 96-A, Class B,
 6.940%, 10/15/2013                                              497,914     497,530
Continental Airlines, Inc., Series 971-A, Class B,
 7.461%, 4/01/2015                                             4,528,170   4,528,170
                                                                         -----------
                                                                          43,490,153
                                                                         -----------
AUTOMOTIVE - 2.2%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                    3,000,000   3,071,271
Ford Motor Co., 6.375%, 2/01/2029(b)                           1,195,000     873,844
Ford Motor Co., 6.625%, 10/01/2028(b)                          8,180,000   6,104,325
Ford Motor Credit Co., 5.700%, 1/15/2010                      35,210,000  32,528,653
Ford Motor Credit Co., 7.000%, 10/01/2013(b)                  13,075,000  12,131,482
Ford Motor Credit Co., 7.250%, 10/25/2011                     18,760,000  17,692,106
Ford Motor Credit Co., 7.375%, 10/28/2009                        500,000     485,902
Ford Motor Credit Co., 8.625%, 11/01/2010                     29,010,000  28,899,501
GMAC Australia, 6.500%, 8/10/2007                   AUD          450,000     324,265
GMAC Canada Ltd., 6.625%, 12/17/2010                GBP          500,000     916,282
GMAC International Finance BV,
 8.000%, 3/14/2007                                  NZD        1,147,000     743,894
GMAC LLC, 5.625%, 5/15/2009                         USD        2,040,000   1,989,349
GMAC LLC, 6.243%, 3/20/2007(b)(e)                             26,650,000  26,560,030
GMAC LLC, 6.375%, 12/07/2007                        GBP          500,000     930,324
GMAC LLC, 6.457%, 7/16/2007(e)                      USD        7,500,000   7,457,857
GMAC LLC, 6.750%, 12/01/2014(b)                                6,045,000   5,901,461

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

AUTOMOTIVE - CONTINUED
GMAC LLC, 6.875%, 8/28/2012                      USD          200,000 $    197,960
GMAC LLC, 7.500%, 12/01/2006                     NZD        1,100,000      713,912
GMAC LLC, 8.000%, 11/01/2031(b)                  USD        1,065,000    1,113,544
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028               3,866,000    3,237,775
Goodyear Tire & Rubber Co., 9.000%, 7/01/2015(b)            3,460,000    3,511,900
                                                                      ------------
                                                                       155,385,637
                                                                      ------------
BANKING - 6.8%
BAC Capital Trust VI, 5.625%, 3/08/2035(b)                 35,170,000   32,613,704
Barclays Financial LLC, 4.060%, 9/16/2010, 144A  KRW   38,370,000,000   40,245,416
Barclays Financial LLC, 4.100%, 3/22/2010, 144A  THB      917,000,000   23,267,120
Barclays Financial LLC, 4.160%, 2/22/2010, 144A         2,816,000,000   71,663,508
Barclays Financial LLC, 4.460%, 9/23/2010, 144A  KRW   48,070,000,000   50,927,530
Barclays Financial LLC, 5.500%, 11/01/2010, 144A THB      364,000,000    9,647,429
BNP Paribas SA, Zero Coupon Bond,
 6/13/2011, 144A                                 IDR  255,728,280,000   17,739,504
European Investment Bank, Zero Coupon Bond,
 3/10/2021(e)                                    AUD      148,280,000   49,230,359
HSBC Bank USA, 3.310%, 8/25/2010, 144A           USD       41,250,000   41,547,000
JPMorgan Chase & Co., Zero Coupon Bond,
 5/17/2010(e), 144A                              BRL      241,667,000   69,942,607
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                 IDR  699,525,000,000   49,432,948
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                      248,433,920,000   17,555,943
JPMorgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                                     152,206,784,000   11,193,790
                                                                      ------------
                                                                       485,006,858
                                                                      ------------
CHEMICALS - 1.0%
Borden, Inc., 7.875%, 2/15/2023                  USD       27,674,000   22,692,680
Borden, Inc., 8.375%, 4/15/2016                             2,165,000    1,948,500
Borden, Inc., 9.200%, 3/15/2021                            10,695,000    9,946,350
Hercules, Inc., 6.500%, 6/30/2029                          12,299,000    9,916,069
IMC Global, Inc., 6.875%, 7/15/2007(b)                      3,695,000    3,704,237
IMC Global, Inc., 7.300%, 1/15/2028                         6,635,000    5,772,450
IMC Global, Inc., 7.375%, 8/01/2018                         7,525,000    6,913,594
Methanex Corp., 6.000%, 8/15/2015                           8,780,000    8,405,480
                                                                      ------------
                                                                        69,299,360
                                                                      ------------
CONSTRUCTION MACHINERY - 0.1%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013(b)                                      3,590,000    3,338,700
United Rentals North America, Inc.,
 7.000%, 2/15/2014(b)                                       2,250,000    2,115,000
                                                                      ------------
                                                                         5,453,700
                                                                      ------------
ELECTRIC - 1.5%
AES Corp., 7.750%, 3/01/2014(b)                             4,875,000    5,070,000
AES Corp., 8.375%, 3/01/2011                     GBP        1,990,000    3,800,497
AES Corp., 8.875%, 2/15/2011                     USD          315,000      337,050
Commonwealth Edison Co., 4.750%, 12/01/2011(d)                403,000      388,754

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

ELECTRIC - CONTINUED
Dominion Resources, Inc., 5.950%, 6/15/2035(b)   USD       13,040,000 $ 12,661,749
Dynegy Holdings, Inc., 7.125%, 5/15/2018                    4,295,000    3,929,925
Dynegy Holdings, Inc., 7.625%, 10/15/2026                   6,435,000    5,871,937
Dynegy Holdings, Inc., 8.375%, 5/01/2016                    2,000,000    2,035,000
Edison Mission Energy, 7.730%, 6/15/2009                    1,835,000    1,885,463
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027(b)                      11,581,000   12,836,010
Enersis SA, 7.375%, 1/15/2014(b)                            3,435,000    3,651,010
Enersis SA, 7.400%, 12/01/2016                              7,650,000    8,200,448
MidAmerican Energy Holdings Co.,
 6.125%, 4/01/2036, 144A                                    6,540,000    6,610,652
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                         21,125,000   19,223,750
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                    2,795,675    2,820,473
Quezon Power Philippines Co.,
 8.860%, 6/15/2017                                          6,772,500    6,806,362
Salton Sea Funding Corp., Series E,
 8.300%, 5/30/2011                                          1,738,929    1,838,968
Salton Sea Funding Corp., Series F,
 7.475%, 11/30/2018                                           221,341      232,941
Southern California Edison Co.,
 7.625%, 1/15/2010                                          2,000,000    2,137,050
Texas-New Mexico Power Co.,
 6.250%, 1/15/2009                                          1,000,000    1,016,744
TXU Corp., Series P, 5.550%, 11/15/2014(b)                    320,000      302,329
TXU Corp., Series R, 6.550%, 11/15/2034(b)                  2,810,000    2,646,666
                                                                      ------------
                                                                       104,303,778
                                                                      ------------
ENTERTAINMENT - 1.4%
Time Warner, Inc., 6.625%, 5/15/2029                       21,780,000   21,775,383
Time Warner, Inc., 6.950%, 1/15/2028                        8,805,000    9,075,807
Time Warner, Inc., 7.625%, 4/15/2031                        5,885,000    6,500,983
Time Warner, Inc., 7.700%, 5/01/2032                        3,785,000    4,226,853
Viacom, Inc., Class B, 6.875%, 4/30/2036, 144A             55,225,000   54,594,772
                                                                      ------------
                                                                        96,173,798
                                                                      ------------
FOREIGN LOCAL GOVERNMENTS - 3.8%
Ontario Hydro, Zero Coupon Bond, 11/27/2020      CAD        1,507,000      706,103
Province of Alberta, 5.930%, 9/16/2016                     22,158,117   21,362,189
Province of British Columbia, 5.250%, 12/01/2006           26,460,000   23,709,486
Province of British Columbia, 6.000%, 6/09/2008            66,745,000   61,546,324
Province of Manitoba, 4.450%, 12/01/2008                    1,640,000    1,479,030
Province of Manitoba, 5.750%, 6/02/2008                    74,125,000   68,076,294
Province of Ontario, 3.875%, 3/08/2008                     70,975,000   63,282,205
Province of Ontario, 5.700%, 12/01/2008(b)                 33,755,000   31,223,413
Province of Saskatchewan, 5.500%, 6/02/2008                   775,000      708,985
                                                                      ------------
                                                                       272,094,029
                                                                      ------------
HEALTHCARE - 1.2%
HCA, Inc., 5.750%, 3/15/2014                     USD        2,750,000    2,158,750
HCA, Inc., 6.250%, 2/15/2013                                3,000,000    2,505,000
HCA, Inc., 6.300%, 10/01/2012                               2,500,000    2,115,625

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                    PRINCIPAL AMOUNT    VALUE (+)
---------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

HEALTHCARE - CONTINUED
HCA, Inc., 6.500%, 2/15/2016                    USD        4,430,000 $  3,544,000
HCA, Inc., 7.050%, 12/01/2027                             23,030,000   16,526,673
HCA, Inc., 7.190%, 11/15/2015                              4,500,000    3,746,650
HCA, Inc., 7.500%, 12/15/2023                             13,565,000   10,518,315
HCA, Inc., 7.500%, 11/06/2033                              8,795,000    6,860,100
HCA, Inc., 7.580%, 9/15/2025                               8,395,000    6,470,463
HCA, Inc., 7.690%, 6/15/2025                              31,455,000   24,554,748
HCA, Inc., 7.750%, 7/15/2036                               5,386,000    4,171,511
Owens & Minor, Inc., 6.350%, 4/15/2016                     3,770,000    3,802,034
Tenet Healthcare Corp., 9.250%, 2/01/2015                    560,000      539,000
                                                                     ------------
                                                                       87,512,869
                                                                     ------------
HOME CONSTRUCTION - 3.1%
Centex Corp., 5.250%, 6/15/2015(b)                         5,110,000    4,773,879
DR. Horton, Inc., 5.250%, 2/15/2015(b)                    53,730,000   49,055,383
DR. Horton, Inc., 5.625%, 9/15/2014                        7,235,000    6,821,209
DR. Horton, Inc., 5.625%, 1/15/2016(b)                    26,345,000   24,476,850
DR. Horton, Inc., 6.500%, 4/15/2016(b)                     1,975,000    1,937,933
K. Hovnanian Enterprises, Inc.,
 6.250%, 1/15/2016(b)                                      5,300,000    4,664,000
K. Hovnanian Enterprises, Inc.,
 6.375%, 12/15/2014(b)                                     1,534,000    1,372,930
K. Hovnanian Enterprises, Inc., 6.500%,
 1/15/2014                                                 2,750,000    2,516,250
K. Hovnanian Enterprises, Inc.,
 7.500%, 5/15/2016(b)                                      1,500,000    1,400,625
Lennar Corp., 6.500%, 4/15/2016, 144A(b)                  39,675,000   39,889,086
Lennar Corp., Series B, Class A,
 5.600%, 5/31/2015                                         3,995,000    3,799,233
Pulte Homes, Inc., 5.200%, 2/15/2015(b)                    5,360,000    5,019,227
Pulte Homes, Inc., 6.000%, 2/15/2035(b)                   57,810,000   52,122,247
Pulte Homes, Inc., 6.375%, 5/15/2033                      15,220,000   14,242,100
Toll Brothers Finance Corp.,
 5.150%, 5/15/2015(b)                                      7,935,000    7,053,287
                                                                     ------------
                                                                      219,144,239
                                                                     ------------
INDEPENDENT/ENERGY - 1.4%
Anadarko Petroleum Corp., 5.950%, 9/15/2016               53,650,000   54,291,010
Anadarko Petroleum Corp., 6.450%, 9/15/2036(b)            39,605,000   40,453,695
Chesapeake Energy Corp., 6.500%, 8/15/2017                 1,470,000    1,378,125
Pioneer Natural Resource Co., 5.875%, 7/15/2016            4,720,000    4,419,846
XTO Energy, Inc., 6.100%, 4/01/2036(b)                     2,165,000    2,141,614
                                                                     ------------
                                                                      102,684,290
                                                                     ------------
INTEGRATED/ENERGY - 0.8%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                 38,955,000   36,130,763
Petrozuata Finance, Inc.,
 8.220%, 4/01/2017, 144A                                  17,708,000   17,265,300
                                                                     ------------
                                                                       53,396,063
                                                                     ------------
LIFE INSURANCE - 1.2%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                        SGD       38,400,000   23,502,516
Mutual of Omaha Insurance Co.,
 6.800%, 6/15/2036, 144A                        USD       57,985,000   61,283,825
                                                                     ------------
                                                                       84,786,341
                                                                     ------------

                                                      PRINCIPAL AMOUNT    VALUE (+)
-----------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

MEDIA CABLE - 2.4%
Comcast Corp., 5.500%, 3/15/2011                  USD        3,000,000 $  3,015,264
Comcast Corp., 5.650%, 6/15/2035(b)                         60,520,000   54,907,375
Comcast Corp., 6.450%, 3/15/2037                            61,395,000   61,424,654
Comcast Corp., 6.500%, 11/15/2035                           37,670,000   37,932,372
CSC Holdings, Inc., 7.875%, 2/15/2018                        1,550,000    1,608,125
NTL Cable Plc, 9.125%, 8/15/2016                               500,000      516,250
NTL Cable Plc, 9.750%, 4/15/2014                  GBP        6,005,000   11,580,769
                                                                       ------------
                                                                        170,984,809
                                                                       ------------
MEDIA NON-CABLE - 0.2%
News America, Inc., 6.200%, 12/15/2034            USD        3,955,000    3,777,527
News America, Inc., 6.400%, 12/15/2035                       8,080,000    7,924,315
                                                                       ------------
                                                                         11,701,842
                                                                       ------------
METALS & MINING - 0.0%
Alcan, Inc., 5.750%, 6/01/2035                               2,605,000    2,468,532
                                                                       ------------
MORTGAGE RELATED - 1.5%
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                SGD        9,250,000    5,805,383
Federal Home Loan Mortgage Corp.,
 5.000%, 12/01/2031                               USD          406,870      392,738
Federal National Mortgage Association,
 2.290%, 2/19/2009                                SGD      145,900,000   89,335,445
Federal National Mortgage Association,
 5.375%, 11/15/2011                               USD        7,700,000    7,865,096
Federal National Mortgage Association,
 5.500%, 3/15/2011(b)                                        5,000,000    5,117,660
                                                                       ------------
                                                                        108,516,322
                                                                       ------------
NON-CAPTIVE CONSUMER - 0.0%
SLM Corp., 6.500%, 6/15/2010                      NZD        1,010,000      647,185
                                                                       ------------
NON-CAPTIVE DIVERSIFIED - 2.6%
CIT Group, Inc., 6.000%, 4/01/2036                             500,000      486,858
General Electric Capital Corp., 1.725%, 6/27/2008 SGD        4,250,000    2,595,204
General Electric Capital Corp., 6.500%, 9/28/2015 NZD      240,358,000  153,364,315
General Electric Capital Corp., Series EMTN,
 6.750%, 9/26/2016                                          40,575,000   26,677,402
                                                                       ------------
                                                                        183,123,779
                                                                       ------------
OIL FIELD SERVICES - 0.2%
North America Energy Partners, Inc.,
 8.750%, 12/01/2011(b)                            USD        8,160,000    8,139,600
Pecom Energia SA, 8.125%, 7/15/2010, 144A                    5,640,000    5,865,600
                                                                       ------------
                                                                         14,005,200
                                                                       ------------
PACKAGING - 0.3%
Owens-Illinois, Inc., 7.800%, 5/15/2018(b)                  21,397,000   20,327,150
                                                                       ------------
PAPER - 2.5%
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018                3,000,000    2,460,000
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                7,220,000    5,703,800
Bowater, Inc., 6.500%, 6/15/2013(b)                          3,880,000    3,443,500
Bowater, Inc., 10.850%, 11/30/2014                CAD          450,000      424,737
Georgia-Pacific Corp., 7.375%, 12/01/2025         USD       29,662,000   28,030,590
Georgia-Pacific Corp., 7.750%, 11/15/2029                   78,125,000   75,000,000
Georgia-Pacific Corp., 8.000%, 1/15/2024                    11,440,000   11,268,400
Georgia-Pacific Corp., 8.875%, 5/15/2031                    19,399,000   20,174,960

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

PAPER - CONTINUED
Georgia-Pacific Corp., (Timber Group),
 7.250%, 6/01/2028                               USD       24,310,000 $ 22,729,850
International Paper Co., 4.250%, 1/15/2009                  2,000,000    1,954,286
Jefferson Smurfit Corp., 7.500%, 6/01/2013                  4,140,000    3,819,150
                                                                      ------------
                                                                       175,009,273
                                                                      ------------
PHARMACEUTICALS - 0.6%
Elan Financial Plc, 7.750%, 11/15/2011(b)                  45,681,000   44,481,874
                                                                      ------------

PIPELINES - 1.7%
Colorado Interstate Gas Co., 5.950%, 3/15/2015              2,725,000    2,605,975
El Paso Corp., 6.375%, 2/01/2009(b)                         3,810,000    3,800,475
El Paso Corp., 6.750%, 5/15/2009(b)                         8,350,000    8,391,750
El Paso Corp., 6.950%, 6/01/2028                           11,099,000   10,433,060
El Paso Corp., 7.000%, 5/15/2011                            2,115,000    2,128,219
El Paso Corp., 7.750%, 6/15/2010                            5,190,000    5,371,650
El Paso Corp., 7.750%, 1/15/2032(b)                         1,500,000    1,537,500
El Paso Corp., 7.800%, 8/01/2031(b)                         1,000,000    1,025,000
Kinder Morgan Finance, 5.700%, 1/05/2016                   14,160,000   13,071,322
Kinder Morgan Finance, 6.400%, 1/05/2036(b)                33,589,000   30,077,136
Kinder Morgan, Inc., 5.150%, 3/01/2015(b)                  16,530,000   14,852,899
Kinder Morgan, Inc., 6.670%, 11/01/2027                     6,720,000    6,057,502
Southern Natural Gas Co., 7.350%, 2/15/2031                 4,695,000    4,865,072
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028              2,055,000    2,046,706
Williams Cos., Inc., 7.500%, 1/15/2031                     13,985,000   13,810,187
                                                                      ------------
                                                                       120,074,453
                                                                      ------------
PROPERTY & CASUALTY INSURANCE - 0.7%
Allstate Corp., 5.950%, 4/01/2036                           7,745,000    7,739,408
Marsh & McLennan, Inc., 5.875%, 8/01/2033(b)               37,102,000   33,953,116
St. Paul Travelers Co., Inc., 6.750%, 6/20/2036             6,850,000    7,380,074
Travelers Property Casualty Corp.,
 6.375%, 3/15/2033                                          1,000,000    1,018,634
                                                                      ------------
                                                                        50,091,232
                                                                      ------------
RAILROADS - 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045            7,804,000    6,248,335
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Highwoods Realty LP, 7.500%, 4/15/2018                      5,640,000    6,221,969
iStar Financial, Inc., Series REGS,
 5.700%, 3/01/2014                                          5,855,000    5,820,906
                                                                      ------------
                                                                        12,042,875
                                                                      ------------
RESTAURANTS - 0.0%
McDonald's Corp., 3.628%, 10/10/2010             SGD        3,750,000    2,359,448
                                                                      ------------
RETAILERS - 0.7%
Dillard's, Inc., 6.625%, 1/15/2018(b)            USD        1,920,000    1,828,800
Dillard's, Inc., 7.000%, 12/01/2028                         4,255,000    3,888,006
Dillard's, Inc., 7.750%, 7/15/2026                          7,182,000    6,912,675
Dillard's, Inc., 7.750%, 5/15/2027                          1,000,000      965,000
Foot Locker, Inc., 8.500%, 1/15/2022                       14,009,000   13,238,505
J.C. Penney Co., Inc., 7.125%, 11/15/2023(b)                3,386,000    3,747,354
Kellwood Co., 7.625%, 10/15/2017                           11,070,000   10,285,757
Toys R Us, 7.375%, 10/15/2018                               8,310,000    6,014,363
                                                                      ------------
                                                                        46,880,460
                                                                      ------------

                                                    PRINCIPAL AMOUNT      VALUE (+)
-----------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

SOVEREIGNS - 18.3%
Canadian Government, 2.750%, 12/01/2007         CAD      366,130,000 $  322,973,992
Canadian Government, 4.250%, 9/01/2008(b)                221,710,000    199,524,124
Canadian Government, 4.250%, 9/01/2009                    15,795,000     14,263,758
Canadian Government, 4.500%, 9/01/2007(b)                197,930,000    177,769,561
Canadian Government, Series WH31,
 6.000%, 6/01/2008(b)                                     58,550,000     54,089,671
Mexican Fixed Rate Bonds, Series M-10,
 8.000%, 12/17/2015                             MXN      458,500,000     40,920,520
Mexican Fixed Rate Bonds, Series M-20,
 8.000%, 12/07/2023                                    1,150,900,000     99,952,640
Mexican Fixed Rate Bonds, Series MI-10,
 9.000%, 12/20/2012                                    1,050,000,000     99,279,152
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                        USD        2,118,191      2,139,373
Republic of Argentina, Zero Coupon Bond,
 12/15/2035(e)                                             1,029,581        102,340
Republic of Argentina, 2.418%, 9/30/2014(e)     ARS       91,624,200     30,211,883
Republic of Argentina, 5.590%, 8/03/2012(e)     USD       20,063,750     15,884,140
Republic of Argentina, 8.280%, 12/31/2033(b)(f)              386,001        371,526
Republic of Brazil, 8.250%, 1/20/2034(b)                  44,490,000     51,163,500
Republic of Brazil, 8.875%, 4/15/2024                     32,625,000     39,231,563
Republic of Brazil, 12.500%, 1/05/2016(b)       BRL       17,305,000      7,988,729
Republic of Brazil, 12.500%, 1/05/2022                   114,735,000     51,821,509
Republic of Peru, 5.000%, 3/07/2017(e)          USD        2,952,000      2,900,340
Republic of South Africa, 12.500%, 12/21/2006   ZAR        5,690,000        735,801
Republic of South Africa, 13.000%, 8/31/2010             500,585,000     73,409,493
Republic of Uruguay, 7.625%, 3/21/2036          USD        4,360,000      4,349,100
Republic of Uruguay, 7.875%, 1/15/2033(b)(f)               5,240,613      5,424,034
SP Powerassets Ltd., 3.730%, 10/22/2010         SGD        1,000,000        635,022
                                                                     --------------
                                                                      1,295,141,771
                                                                     --------------
SUPERMARKETS - 1.8%
Albertson's, Inc., 6.625%, 6/01/2028            USD       16,155,000     13,860,360
Albertson's, Inc., 7.450%, 8/01/2029                      88,220,000     81,714,657
Albertson's, Inc., 7.750%, 6/15/2026                      17,600,000     16,720,862
Albertson's, Inc., 8.000%, 5/01/2031(b)                    9,680,000      9,410,054
Albertson's, Inc., 8.700%, 5/01/2030                       2,995,000      3,019,850
                                                                     --------------
                                                                        124,725,783
                                                                     --------------
SUPRANATIONAL - 3.2%
European Investment Bank, Zero Coupon Bond,
 9/12/2008, 144A                                BRL       10,732,465      3,843,000
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                             297,000,000     94,934,002
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                             NZD      184,525,000    117,102,184
Inter-American Development Bank, Series
 GMTN, 6.250%, 6/22/2016                                  17,875,000     11,537,722
                                                                     --------------
                                                                        227,416,908
                                                                     --------------
TECHNOLOGY - 3.3%
Affiliated Computer Services, Inc.,
 5.200%, 6/01/2015                              USD          115,000        106,088
Amkor Technology, Inc., 7.125%, 3/15/2011(b)               8,785,000      8,082,200
Amkor Technology, Inc., 10.500%, 5/01/2009                 1,680,000      1,688,400

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                       PRINCIPAL AMOUNT    VALUE (+)
------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TECHNOLOGY - CONTINUED
Arrow Electronics, Inc., 6.875%, 7/01/2013         USD       17,380,000 $ 18,208,366
Avnet, Inc., 6.000%, 9/01/2015(b)                            34,395,000   33,560,302
Avnet, Inc., 6.625%, 9/15/2016                                7,580,000    7,714,750
Corning, Inc., 5.900%, 3/15/2014                              9,330,000    9,515,732
Corning, Inc., 6.200%, 3/15/2016                              5,155,000    5,273,060
Corning, Inc., 6.750%, 9/15/2013                             13,600,000   14,538,658
Corning, Inc., 6.850%, 3/01/2029                              3,095,000    3,240,406
Corning, Inc., 7.250%, 8/15/2036                              3,715,000    3,956,590
Hynix Semiconductor, Inc.,
 9.875%, 7/01/2012, 144A(b)                                   6,585,000    7,177,650
Lucent Technologies, Inc., 6.450%, 3/15/2029                 54,995,000   48,945,550
Lucent Technologies, Inc., 6.500%, 1/15/2028                    750,000      667,500
Nortel Networks Corp., 6.875%, 9/01/2023                     12,432,000   10,256,400
Nortel Networks Ltd., 10.125%, 7/15/2013, 144A               17,805,000   18,784,275
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                            5,945,000    5,172,150
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                     5,400,000    5,796,392
Sungard Data Systems, Inc., 9.125%, 8/15/2013                 1,790,000    1,852,650
SunGard Data Systems, Inc.,
 10.250%, 8/15/2015(b)                                        2,570,000    2,647,100
Xerox Capital Trust I, 8.000%, 2/01/2027                     25,440,000   25,948,800
Xerox Corp., 7.200%, 4/01/2016                                  615,000      645,750
                                                                        ------------
                                                                         233,778,769
                                                                        ------------
TOBACCO - 0.2%
Altria Group, Inc., 7.000%, 11/04/2013                       11,000,000   11,993,564
                                                                        ------------
TOBACCO SETTLEMENT REVENUE - 0.3%
Michigan Tobacco Settlement Finance Authority,
 7.309%, 6/01/2034                                           21,965,000   22,722,353
                                                                        ------------
TRANSPORTATION SERVICES - 1.5%
American President Cos., Ltd.,
 8.000%, 1/15/2024(d)                                        19,219,000   17,297,100
Atlas Air, Inc., Series 1999-1, Class A1,
 7.200%, 1/02/2019                                            1,233,534    1,224,282
Atlas Air, Inc., Series 1999-1A, 6.880%, 7/02/2009            1,354,626    1,313,987
Atlas Air, Inc., Series 1999-1B,
 7.630%, 1/02/2015(g)                                        18,164,300   18,890,872
Atlas Air, Inc., Series 1999-1C,
 8.770%, 1/02/2011(g)                                        15,689,997   13,571,847
Atlas Air, Inc., Series 2000-1,
 9.702%, 1/02/2008(g)                                           201,720      170,453
Atlas Air, Inc., Series 2000-1, Class B,
 9.057%, 1/02/2014(g)                                         9,260,147   10,278,764
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(g)              39,925,752   41,922,039
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)               3,529,749    2,841,448
                                                                        ------------
                                                                         107,510,792
                                                                        ------------
TREASURIES - 11.8%
U.S. Treasury Bonds, 5.375%, 2/15/2031(b)                   430,825,000  465,324,604
U.S. Treasury Notes, 3.250%, 8/15/2007(b)                   189,180,000  186,431,026
U.S. Treasury Notes, 3.875%, 7/31/2007(b)                   185,820,000  184,179,581
                                                                        ------------
                                                                         835,935,211
                                                                        ------------

                                                     PRINCIPAL AMOUNT      VALUE (+)
------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

WIRELESS - 3.0%
Rogers Wireless, Inc., 6.375%, 3/01/2014         USD        1,895,000 $    1,887,893
Rogers Wireless, Inc., 7.625%, 12/15/2011        CAD       28,500,000     27,601,208
Telefonica Emisiones SAU, 7.045%, 6/20/2036      USD      174,550,000    184,207,328
                                                                      --------------
                                                                         213,696,429
                                                                      --------------
WIRELINES - 5.1%
AT&T Corp., 6.500%, 3/15/2029                              15,231,000     15,025,153
AT&T, Inc., 6.150%, 9/15/2034                              14,755,000     14,284,507
BellSouth Corp., 6.000%, 11/15/2034(b)                     26,970,000     25,315,741
Embarq Corp., 7.995%, 6/01/2036                             8,735,000      9,249,518
GTE Corp., 6.940%, 4/15/2028                               11,700,000     12,117,819
Koninklijke (Royal) KPN NV, Series EMTN,
 5.750%, 3/18/2016                               GBP        1,600,000      2,963,503
Koninklijke (Royal) KPN NV, Series GMTN,
 4.000%, 6/22/2015                               EUR        2,750,000      3,260,688
Level 3 Communications, Inc.,
 11.500%, 3/01/2010(b)                           USD          905,000        929,887
New England Telephone & Telegraph,
 7.875%, 11/15/2029                                         2,740,000      2,973,862
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                         13,019,000     14,223,257
Philippine Long Distance Telephone Co.,
 11.375%, 5/15/2012                                           925,000      1,128,500
Qwest Capital Funding, Inc.,
 6.375%, 7/15/2008(b)                                         919,000        920,149
Qwest Capital Funding, Inc., 6.500%, 11/15/2018            25,595,000     23,163,475
Qwest Capital Funding, Inc.,
 6.875%, 7/15/2028(b)                                      61,170,000     54,747,150
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(b)                                       4,995,000      5,019,975
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(b)                                       1,820,000      1,820,000
Qwest Capital Funding, Inc.,
 7.625%, 8/03/2021(b)                                       9,275,000      8,985,156
Qwest Capital Funding, Inc., 7.750%, 2/15/2031             31,595,000     30,489,175
Qwest Corp., 6.875%, 9/15/2033(b)                          20,490,000     18,697,125
Qwest Corp., 7.250%, 9/15/2025                              8,825,000      8,549,219
Verizon Communications, 5.850%, 9/15/2035(b)               87,716,000     82,642,419
Verizon Maryland, Inc., 5.125%, 6/15/2033                   6,570,000      5,328,211
Verizon New York, Inc., Class B,
 7.375%, 4/01/2032(b)                                      17,475,000     18,214,821
                                                                      --------------
                                                                         360,049,310
                                                                      --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $5,873,987,285)                                      6,208,091,888
                                                                      --------------

CONVERTIBLE BONDS - 6.1%

BANKING - 0.6%
Wells Fargo & Co., 5.239%, 5/01/2033(e)                    42,240,000     42,675,072
                                                                      --------------
HEALTHCARE - 0.1%
CONMED Corp., 2.500%, 11/15/2024                            2,760,000      2,390,850
Invitrogen Corp., 1.500%, 2/15/2024                         2,700,000      2,342,250
                                                                      --------------
                                                                           4,733,100
                                                                      --------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                   PRINCIPAL AMOUNT    VALUE (+)
--------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

INDEPENDENT/ENERGY - 0.1%
Devon Energy Corp., 4.900%, 8/15/2008          USD        1,400,000 $  1,758,750
Devon Energy Corp., 4.950%, 8/15/2008                     2,600,000    3,266,250
                                                                    ------------
                                                                       5,025,000
                                                                    ------------
MEDIA NON-CABLE - 0.1%
Liberty Media Corporation, 3.500%, 1/15/2031              4,780,000    5,275,925
Sinclair Broadcast Group, Inc.,
 (Step to 2.000% on 1/15/2011),
 4.875%, 7/15/2018(i)                                     4,048,000    3,597,660
                                                                    ------------
                                                                       8,873,585
                                                                    ------------

PHARMACEUTICALS - 3.3%
Bristol-Myers Squibb Co.,
 4.890%, 9/15/2023(b)(e)                                 62,700,000   62,812,860
Elan Capital Corp., 6.500%, 11/10/2008                    2,390,000    5,093,688
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008           26,865,000   25,790,400
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024             7,122,000    4,558,080
Human Genome Sciences, Inc.,
 2.250%, 8/15/2012(b)                                     9,560,000    8,819,100
Incyte Corp., 3.500%, 2/15/2011                          15,006,000   11,385,803
IVAX Corp., 4.500%, 5/15/2008                             2,875,000    2,885,781
Nektar Therapeutics, 3.250%, 9/28/2012, 144A              4,230,000    4,134,825
Nektar Therapeutics, 3.250%, 9/28/2012                      570,000      557,175
Nektar Therapeutics, 3.500%, 10/17/2007                   8,625,000    8,366,250
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                      38,828,000   38,245,580
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                       34,125,000   32,248,125
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013(b)                                   20,804,000   19,529,755
Vertex Pharmaceuticals, Inc.,
 5.750%, 2/15/2011, 144A                                  5,745,000   12,998,062
                                                                    ------------
                                                                     237,425,484
                                                                    ------------
TECHNOLOGY - 1.0%
Amkor Technology, Inc., 5.000%, 3/15/2007(b)             10,210,000    9,597,400
Avnet, Inc., 2.000%, 3/15/2034(b)                        17,405,000   16,578,262
Ciena Corp., 3.750%, 2/01/2008                            1,250,000    1,206,250
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                      10,920,000    9,527,700
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                        5,465,000    5,150,762
Maxtor Corp., 5.750%, 3/01/2012(d)                       11,256,000   10,355,520
Nortel Networks Corp., 4.250%, 9/01/2008                 15,980,000   15,260,900
Richardson Electric Ltd.,
 7.750%, 12/15/2011, 144A                                   395,000      356,488
SCI Systems, Inc., 3.000%, 3/15/2007                      2,750,000    2,695,000
                                                                    ------------
                                                                      70,728,282
                                                                    ------------
TEXTILE - 0.1%
Dixie Yarns, Inc., 7.000%, 5/15/2012                        186,000      176,467
Kellwood Co., (Step to 0.000% on 6/16/2011),
 3.500%, 6/15/2034(i)                                     6,805,000    6,090,475
                                                                    ------------
                                                                       6,266,942
                                                                    ------------

                                                     PRINCIPAL AMOUNT      VALUE (+)
------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(c)                            USD        1,000,000 $           --
Preston Corp., 7.000%, 5/01/2011                              750,000        690,000
                                                                      --------------
                                                                             690,000
                                                                      --------------
WIRELESS - 0.0%
Nextel Communications, Inc., 5.250%, 1/15/2010              3,505,000      3,448,044
                                                                      --------------
WIRELINES - 0.8%
Level 3 Communications, Inc., 2.875%, 7/15/2010            35,315,000     35,624,006
Level 3 Communications, Inc., 6.000%, 9/15/2009            19,665,000     17,673,919
Level 3 Communications, Inc.,
  6.000%, 3/15/2010(b)                                        885,000        777,694
                                                                      --------------
                                                                          54,075,619
                                                                      --------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $403,593,889)                                          433,941,128
                                                                      --------------

TOTAL BONDS AND NOTES
 (Identified Cost $6,277,581,174)                                      6,642,033,016
                                                                      --------------

                                                               SHARES
------------------------------------------------------------------------------------

COMMON STOCKS - 0.9%

BIOTECHNOLOGY - 0.3%
Vertex Pharmaceuticals, Inc.(b)(g)                            494,542     16,641,338
                                                                      --------------
COMMUNICATIONS EQUIPMENT - 0.2%
Corning, Inc.(g)                                              630,490     15,390,261
                                                                      --------------
WIRELINES - 0.4%
Philippine Long Distance Telephone Co., ADR(b)                691,761     30,133,109
                                                                      --------------

TOTAL COMMON STOCKS
 (Identified Cost $25,370,183)                                            62,164,708
                                                                      --------------

PREFERRED STOCKS - 1.6%

CONVERTIBLE PREFERRED STOCKS - 1.5%

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                                   13,883        649,030
                                                                      --------------
CONSUMER PRODUCTS - 0.1%
Newell Financial Trust I, 5.250%                              199,622      9,132,707
                                                                      --------------
ELECTRIC - 0.1%
AES Trust III, 6.750%(b)                                      141,300      6,909,570
                                                                      --------------
ELECTRIC UTILITIES - 0.1%
CMS Energy Trust I, 7.750%                                    207,375     10,342,828
                                                                      --------------
HOTELS, RESTAURANTS & LEISURE - 0.1%
Six Flags, Inc., 7.250%(b)                                    410,725      8,748,443
                                                                      --------------
INSURANCE - 0.3%
Travelers Property Casualty Corp., 4.500%(b)                  723,525     17,813,185
                                                                      --------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                         SHARES    VALUE (+)
----------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

LODGING - 0.0%
Felcor Lodging Trust, Inc., Series A, 1.950%(b)          51,100 $  1,272,901
                                                                ------------
PACKAGING - 0.3%
Owens-Illinois, Inc., 4.750%                            602,115   21,104,131
                                                                ------------
PIPELINES - 0.1%
El Paso Energy Capital Trust I, 4.750%                  125,500    4,672,365
Williams Cos., Inc., 5.500%                              25,000    2,815,625
                                                                ------------
                                                                   7,487,990
                                                                ------------
TECHNOLOGY - 0.4%
Lucent Technologies Capital Trust, 7.750%                24,695   25,235,203
                                                                ------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $102,398,919)                                  108,695,988
                                                                ------------

NON-CONVERTIBLE PREFERRED STOCKS - 0.1%

ELECTRIC - 0.1%
Connecticut Light & Power Co., 1.900%                     2,925       97,439
Entergy Arkansas, Inc., 4.320%                              100        7,903
Entergy Mississippi, Inc., Zero Coupon                    5,000      410,156
Entergy New Orleans, Inc., 4.360%(c)                        665       30,258
Entergy New Orleans, Inc., 4.750%(c)                        200        9,400
MDU Resources Group, Inc., 5.100%                         2,140      213,666
Public Service Co., 4.000%                                  360       25,695
Southern California Edison Co., 4.780%(b)                50,100    1,054,605
Xcel Energy, Inc., 3.600%                                 1,100       77,000
                                                                ------------
                                                                   1,926,122
                                                                ------------
PIPELINES - 0.0%
KN Capital Trust III, 7.630%                            825,000      772,584
                                                                ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $2,191,978)                                      2,698,706
                                                                ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $104,590,897)                                  111,394,694
                                                                ------------

CLOSED END INVESTMENT COMPANIES - 0.3%
High Income Opportunity Fund, Inc.                    2,217,450   14,125,157
Managed High Income Portfolio, Inc.                   1,369,100    8,529,493
Morgan Stanley Emerging Markets Debt Fund, Inc.(b)      356,954    3,608,804
                                                                ------------
                                                                  26,263,454
                                                                ------------

TOTAL CLOSED END INVESTMENT COMPANIES
 (Identified Cost $26,086,939)                                    26,263,454
                                                                ------------

                                                                                    PRINCIPAL AMOUNT                    VALUE (+)
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 23.5%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/29/06 at 3.450% to be
repurchased at $149,136,865 on 10/02/06 collateralized
by $104,700,000 U.S. Treasury Bond, 8.750% due
8/15/20 with a value of $148,356,458 and $4,115,000
U.S. Treasury Bond, 6.125% due 11/15/27 with a value
of $4,997,937, including accrued interest (Note 2h)                                   $  149,094,000             $    149,094,000
                                                                                                                 ----------------

                                                                                              SHARES
---------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(h)                                       1,517,816,403                1,517,816,403
                                                                                                                 ----------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,666,910,403)                                                                                   1,666,910,403
                                                                                                                 ----------------

TOTAL INVESTMENTS - 120.1%
 (Identified Cost $8,100,539,596)(a)                                                                                8,508,766,275
 Other assets less liabilities--(20.1)%                                                                           (1,426,571,230)
                                                                                                                 ----------------

TOTAL NET ASSETS - 100.0%                                                                                        $  7,082,195,045
                                                                                                                 ----------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on investments based on cost of $8,116,929,212 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over cost     $    432,544,411
   Aggregate gross unrealized depreciation for all securities in which there is an excess of cost over value         (40,707,348)
                                                                                                                 ----------------
   Net unrealized appreciation                                                                                   $    391,837,063
                                                                                                                 ----------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security due to default or bankruptcy filing.
(d)Illiquid security.
(e)Variable rate security. Rate as of September 30, 2006 is disclosed.
(f)Payment-in-Kind security.
(g)Non-income producing security.
(h)Represents investment of security lending collateral.
(i)Step Bond: Coupon is at or above market rate for an initial period then decreases at a specified date and rate.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $719,877,472 or 10.16% of total net assets.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: ARS: Argentinean Peso; AUD: Australian Dollar; BRL:
   Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR:
   Indonesian Rupiah; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; SGD: Singapore Dollar; THB: Thailand Baht; USD: United States Dollar; ZAR: South African Rand.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                        Sovereigns                18.3%
                        Treasuries                11.8
                        Banking                    7.4
                        Wirelines                  6.3
                        Technology                 4.3
                        Pharmaceuticals            3.9
                        Foreign Local Governments  3.8
                        Supranational              3.2
                        Home Construction          3.1
                        Wireless                   3.0
                        Non-Captive Diversified    2.6
                        Paper                      2.5
                        Media Cable                2.4
                        Automotive                 2.2
                        Other, less than 2% each  21.8

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES FIXED INCOME FUND


                                                    PRINCIPAL AMOUNT   VALUE (+)
--------------------------------------------------------------------------------

BONDS AND NOTES - 92.1% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 87.2%

AEROSPACE & DEFENSE - 0.0%
Bombardier, Inc., 7.450%, 5/01/2034, 144A       USD          175,000 $   150,719
                                                                     -----------
AGENCIES - 0.6%
Pemex Project Funding Master Trust,
 5.750%, 12/15/2015                                          175,000     170,975
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                           250,000     300,250
Pemex Project Funding Master Trust,
 8.625%, 12/01/2023                                        1,400,000   1,683,500
Pemex Project Funding Master Trust,
 9.250%, 3/30/2018                                           400,000     493,600
                                                                     -----------
                                                                       2,648,325
                                                                     -----------
AIRLINES - 0.1%
American Airlines, Inc., 7.324% , 10/15/2009                 250,000     243,750
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                            42,633      41,354
Continental Airlines, Inc., Series 2000-2,
 8.307%, 4/02/2018                                           129,571     125,684
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                          242,420     239,996
                                                                     -----------
                                                                         650,784
                                                                     -----------
ASSET-BACKED SECURITIES - 0.1%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                 725,000     680,851
                                                                     -----------
AUTOMOTIVE - 2.4%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                2,400,000   2,457,017
DaimlerChrysler NA Holding Corp.,
 6.500%, 11/15/2013                                          200,000     205,094
Ford Credit Auto Owner Trust,
 4.380%, 1/15/2010                                           105,000     103,774
Ford Credit Auto Owner Trust, Series 2004-A,
 Class A4, 3.540%, 11/15/2008                                 95,000      93,545
Ford Motor Co., 6.375%, 2/01/2029(c)                         730,000     533,812
Ford Motor Co., 6.625%, 10/01/2028(c)                      1,650,000   1,231,312
Ford Motor Credit Co., 5.700%, 1/15/2010                      55,000      50,812
Ford Motor Credit Co., 7.000%, 10/01/2013(c)                 110,000     102,062
GMAC LLC, 5.625%, 5/15/2009                                1,500,000   1,462,756
GMAC LLC, 6.243%, 3/20/2007(b)                             2,750,000   2,740,716
GMAC LLC, 6.375%, 12/07/2007                    GBP          300,000     558,195
GMAC LLC, 6.457%, 7/16/2007(b)                  USD          500,000     497,191
GMAC LLC, 6.875%, 8/28/2012                                  200,000     197,960
GMAC LLC, 7.500%, 12/01/2006                    NZD          100,000      64,901
GMAC International Finance BV,
 8.000%, 3/14/2007                                           264,000     171,219
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028   USD          375,000     314,063
                                                                     -----------
                                                                      10,784,429
                                                                     -----------
BANKING - 6.4%
BAC Capital Trust VI, 5.625%, 3/08/2035                    2,385,000   2,211,649
Bank of America Corp., 5.875%, 2/15/2009                     205,000     208,484
Barclays Financial LLC, 4.060%, 9/16/2010, 144A KRW    2,340,000,000   2,454,372

                                                     PRINCIPAL AMOUNT   VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

BANKING - CONTINUED
Barclays Financial LLC, 4.100%, 3/22/2010, 144A  THB      192,000,000 $ 4,871,633
Barclays Financial LLC, 4.160%, 2/22/2010, 144A           175,000,000   4,453,520
Barclays Financial LLC, 5.500%, 11/01/2010, 144A           16,000,000     424,063
BNP Paribas SA, Zero Coupon Bond,
 6/13/2011, 144A                                 IDR   18,710,000,000   1,297,886
HSBC Bank USA, 3.310%, 8/25/2010, 144A           USD        5,000,000   5,036,000
JPMorgan Chase & Co., Zero Coupon Bond,
 5/17/2010, 144A                                 BRL       16,585,000   4,799,986
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                 IDR   13,692,036,000     967,567
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                       17,920,000,000   1,266,343
JPMorgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                                      18,824,303,000   1,384,401
                                                                      -----------
                                                                       29,375,904
                                                                      -----------
CHEMICALS - 1.4%
Borden, Inc., 7.875%, 2/15/2023                  USD        2,740,000   2,246,800
Borden, Inc., 9.200%, 3/15/2021                               865,000     804,450
ICI Wilmington, Inc., 5.625%, 12/01/2013                      115,000     113,339
Lubrizol Corp., 5.500%, 10/01/2014                            365,000     356,027
Lubrizol Corp., 6.500%, 10/01/2034                          1,170,000   1,179,042
Methanex Corp., 6.000%, 8/15/2015                           1,525,000   1,459,950
                                                                      -----------
                                                                        6,159,608
                                                                      -----------
CONSTRUCTION MACHINERY - 0.0%
United Rentals North America, Inc.,
 7.000%, 2/15/2014(c)                                         150,000     141,000
                                                                      -----------
ELECTRIC - 3.3%
AES Corp., 7.750%, 3/01/2014                                  730,000     759,200
AES Corp., 9.375%, 9/15/2010                                  100,000     108,000
Calenergy Co., Inc., 7.630%, 10/15/2007                       245,000     250,229
Calpine Corp., 8.500%, 7/15/2010, 144A(d)                     215,000     216,344
Carolina Power & Light Co., 6.500%, 7/15/2012                  65,000      68,375
Consolidated Edison Co. of N.Y.,
 5.625%, 7/01/2012                                            110,000     111,669
Dominion Resources, Inc., 5.000%, 3/15/2013(c)                100,000      96,457
Dominion Resources, Inc., 5.700%, 9/17/2012                   160,000     160,964
Duke Energy Corp., 4.200%, 10/01/2008                          85,000      83,224
Dynegy Holdings, Inc., 7.125%, 5/15/2018                      380,000     347,700
Dynegy Holdings, Inc., 7.625%, 10/15/2026                     810,000     739,125
Empresa Nacional de Electricidad SA (Endesa-
 Chile), 7.875%, 2/01/2027                                  1,589,000   1,761,197
Empresa Nacional de Electricidad SA (Endesa-
 Chile), 8.350%, 8/01/2013                                    500,000     560,996
Enersis SA, 7.375%, 1/15/2014(c)                              275,000     292,293
Enersis SA, 7.400%, 12/01/2016                              4,000,000   4,287,816
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                            695,000     632,450
Power Receivables Finance LLC,
 6.290%, 1/01/2012, 144A                                    1,173,011   1,183,415
Quezon Power Philippines Co., 8.860%, 6/15/2017             1,565,200   1,573,026

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                      PRINCIPAL AMOUNT   VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ELECTRIC - CONTINUED
Tiverton Power Associates Ltd.,
 9.000%, 7/15/2018, 144A(d)                       USD          456,952 $   436,389
TXU Corp., Series P, 5.550%, 11/15/2014                        170,000     160,612
TXU Corp., Series R, 6.550%, 11/15/2034                      1,155,000   1,087,865
                                                                       -----------
                                                                        14,917,346
                                                                       -----------
ENTERTAINMENT - 2.2%
Time Warner, Inc., 6.625%, 5/15/2029                         2,065,000   2,064,562
Time Warner, Inc., 6.950%, 1/15/2028                           875,000     901,912
Time Warner, Inc., 7.625%, 4/15/2031                           730,000     806,409
Time Warner, Inc., 7.700%, 5/01/2032                         1,155,000   1,289,832
Viacom, Inc., Class B, 6.875%, 4/30/2036, 144A               4,880,000   4,824,310
                                                                       -----------
                                                                         9,887,025
                                                                       -----------
FINANCIAL OTHER - 0.1%
Berkshire Hathaway Finance, 4.200%, 12/15/2010                 650,000     628,015
                                                                       -----------
FOREIGN LOCAL GOVERNMENTS - 12.1%
Province of Alberta, 5.930%, 9/16/2016            CAD        1,111,047   1,071,138
Province of British Columbia, Zero Coupon Bond,
 8/23/2013                                                  11,700,000   7,899,371
Province of British Columbia, 5.250%, 12/01/2006             1,615,000   1,447,121
Province of British Columbia, 6.000%, 6/09/2008              1,000,000     922,112
Province of British Columbia, 6.250%, 12/01/2009             7,025,000   6,689,824
Province of Manitoba, 5.750%, 6/02/2008                     14,515,000  13,330,555
Province of Ontario, 3.875%, 3/08/2008                         970,000     864,864
Province of Ontario, 5.700%, 12/01/2008                     18,145,000  16,784,145
Province of Saskatchewan, 5.500%, 6/02/2008                  6,960,000   6,367,147
                                                                       -----------
                                                                        55,376,277
                                                                       -----------
HEALTHCARE - 1.8%
HCA, Inc., 6.250%, 2/15/2013                      USD        1,000,000     835,000
HCA, Inc., 6.500%, 2/15/2016                                   130,000     104,000
HCA, Inc., 7.050%, 12/01/2027                                3,495,000   2,508,064
HCA, Inc., 7.500%, 12/15/2023                                  345,000     267,513
HCA, Inc., 7.500%, 11/06/2033                                1,130,000     881,400
HCA, Inc., 7.580%, 9/15/2025                                 2,675,000   2,061,762
HCA, Inc., 7.690%, 6/15/2025                                 1,770,000   1,381,717
HCA, Inc., 7.750%, 7/15/2036                                   105,000      81,324
                                                                       -----------
                                                                         8,120,780
                                                                       -----------
HOME CONSTRUCTION - 1.7%
K. Hovnanian Enterprises, Inc.,
 6.250%, 1/15/2016(c)                                           90,000      79,200
Lennar Corp., 5.600%, 5/31/2015                                500,000     475,498
Pulte Homes, Inc., 5.200%, 2/15/2015(c)                      1,305,000   1,222,032
Pulte Homes, Inc., 6.000%, 2/15/2035(c)                      3,920,000   3,534,323
Pulte Homes, Inc., 6.375%, 5/15/2033                         1,960,000   1,834,068
Toll Brothers Finance Corp., 5.150%, 5/15/2015(c)              565,000     502,219
                                                                       -----------
                                                                         7,647,340
                                                                       -----------
INDEPENDENT/ENERGY - 1.7%
Anadarko Petroleum Corp., 5.950%, 9/15/2016                  3,495,000   3,536,758
Anadarko Petroleum Corp., 6.450%, 9/15/2036                  2,580,000   2,635,287
Chesapeake Energy Corp., 6.500%, 8/15/2017                     255,000     239,063
Chesapeake Energy Corp., 6.875%, 1/15/2016                     200,000     195,500

                                                      PRINCIPAL AMOUNT   VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

INDEPENDENT/ENERGY - CONTINUED
Chesapeake Energy Corp., 6.875%, 11/15/2020       USD          110,000 $   103,950
Pioneer Natural Resource Co., 5.875%, 7/15/2016                435,000     407,337
Progress Energy, Inc., 7.100%, 3/01/2011                        45,000      48,237
XTO Energy, Inc., 4.900%, 2/01/2014                            220,000     209,350
XTO Energy, Inc., 5.300%, 6/30/2015                             70,000      67,900
XTO Energy, Inc., 6.100%, 4/01/2036                            155,000     153,326
                                                                       -----------
                                                                         7,596,708
                                                                       -----------
INTEGRATED/ENERGY - 1.3%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                    4,650,000   4,312,875
Conoco Funding Co., 6.350%, 10/15/2011                         175,000     184,048
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A            1,425,000   1,389,375
                                                                       -----------
                                                                         5,886,298
                                                                       -----------
LIFE INSURANCE - 2.3%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD       17,000,000  10,404,760
                                                                       -----------
LODGING - 0.0%
Host Marriott LP, Series 0, 6.375%, 3/15/2015     USD          150,000     145,500
                                                                       -----------
MEDIA CABLE - 2.2%
Comcast Corp., 5.650%, 6/15/2035                             2,285,000   2,073,089
Comcast Corp., 6.450%, 3/15/2037                             2,715,000   2,716,311
Comcast Corp., 6.500%, 11/15/2035                            3,240,000   3,262,567
Cox Communications, Inc., 4.625%, 1/15/2010                     85,000      82,680
CSC Holdings, Inc., 7.250%, 4/15/2012, 144A                    200,000     199,250
CSC Holdings, Inc., 7.625%, 4/01/2011                           50,000      51,313
CSC Holdings, Inc., 7.875%, 2/15/2018                          170,000     176,375
NTL Cable Plc, 9.125%, 8/15/2016                               400,000     413,000
NTL Cable Plc, 9.750%, 4/15/2014                  GBP          250,000     482,130
Rogers Cable, Inc., 5.500%, 3/15/2014             USD          150,000     141,000
TCI Communications, Inc., 7.875%, 2/15/2026                    550,000     619,462
                                                                       -----------
                                                                        10,217,177
                                                                       -----------
MEDIA NON-CABLE - 0.0%
Clear Channel Communications, Inc.,
 4.250%, 5/15/2009                                              85,000      82,147
                                                                       -----------
METALS & MINING - 0.0%
Alcoa, Inc., 6.000%, 1/15/2012                                 200,000     205,947
                                                                       -----------
MORTGAGE RELATED - 0.2%
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                                SGD        1,500,000     941,413
GS Mortgage Securities Corporation II, Series
 2005-GG4, Class A4A, 4.751%, 7/10/2039           USD           95,000      91,308
LB UBS Commercial Mortgage Trust, Series 2005
 C3, Class A3, 4.647%, 7/15/2030                               105,000     102,509
                                                                       -----------
                                                                         1,135,230
                                                                       -----------
NON-CAPTIVE CONSUMER - 0.1%
American General Finance Corp., Series MTNG,
 5.375%, 9/01/2009                                             165,000     165,784
Household Finance Corp., 6.500%, 11/15/2008                     60,000      61,506
                                                                       -----------
                                                                           227,290
                                                                       -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                      PRINCIPAL AMOUNT   VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

NON-CAPTIVE DIVERSIFIED - 1.9%
CIT Group, Inc., 6.000%, 4/01/2036                USD          830,000 $   808,183
General Electric Capital Corp., 1.725%, 6/27/2008 SGD          250,000     152,659
General Electric Capital Corp., 3.500%, 5/01/2008              150,000     146,301
General Electric Capital Corp., 6.000%, 6/15/2012              245,000     254,555
General Electric Capital Corp., 6.500%, 9/28/2015 NZD        9,210,000   5,876,590
General Electric Capital Corp., 6.750%, 9/26/2016            1,345,000     884,316
General Electric Capital Corp., Series MTNA,
 4.750%, 9/15/2014(c)                             USD          400,000     386,760
                                                                       -----------
                                                                         8,509,364
                                                                       -----------
OIL FIELD SERVICES - 0.3%
Pecom Energia SA, 8.125%, 7/15/2010, 144A                    1,472,000   1,530,880
                                                                       -----------
PACKAGING - 0.4%
Owens-Illinois, Inc., 7.800%, 5/15/2018                      2,000,000   1,900,000
                                                                       -----------
PAPER - 2.6%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                  650,000     513,500
Georgia-Pacific Corp., 7.375%, 12/01/2025                    3,000,000   2,835,000
Georgia-Pacific Corp., 7.750%, 11/15/2029                    6,005,000   5,764,800
Georgia-Pacific Corp., (Timber Group),
 7.250%, 6/01/2028                                           2,000,000   1,870,000
International Paper Co., 4.000%, 4/01/2010                     150,000     143,904
International Paper Co., 4.250%, 1/15/2009                     700,000     684,000
Jefferson Smurfit Corp., 7.500%, 6/01/2013                     280,000     258,300
                                                                       -----------
                                                                        12,069,504
                                                                       -----------
PHARMACEUTICALS - 0.2%
Elan Financial Plc, 7.750%, 11/15/2011                         970,000     944,538
Schering-Plough Corp., 5.550%, 12/01/2013                       75,000      75,244
                                                                       -----------
                                                                         1,019,782
                                                                       -----------
PIPELINES - 2.3%
El Paso Corp., 6.375%, 2/01/2009                             1,575,000   1,571,063
El Paso Corp., 6.750%, 5/15/2009(c)                          2,150,000   2,160,750
El Paso Corp., 6.950%, 6/01/2028                               925,000     869,500
El Paso Corp., 7.000%, 5/15/2011                             3,195,000   3,214,969
El Paso Corp., 7.750%, 6/15/2010                               875,000     905,625
El Paso Corp., 7.800%, 8/01/2031(c)                            250,000     256,250
Kinder Morgan Energy Partners,
 5.000%, 12/15/2013                                            150,000     142,464
Kinder Morgan Finance, 6.400%, 1/05/2036                         5,000       4,477
Kinder Morgan, Inc., 5.150%, 3/01/2015                         305,000     274,055
Kinder Morgan, Inc., 6.500%, 9/01/2012                         110,000     110,090
Williams Cos., Inc., 7.500%, 1/15/2031                       1,000,000     987,500
                                                                       -----------
                                                                        10,496,743
                                                                       -----------
PROPERTY & CASUALTY INSURANCE - 1.4%
Allstate Corp., 5.950%, 4/01/2036                              540,000     539,610
Axis Capital Holdings Ltd., 5.750%, 12/01/2014                  80,000      78,803
St. Paul Travelers Cos, Inc., 6.750%, 6/20/2036              3,995,000   4,304,145
Travelers Property Casualty Corp., Class A,
 6.375%, 3/15/2033                                           1,400,000   1,426,088
                                                                       -----------
                                                                         6,348,646
                                                                       -----------

                                                     PRINCIPAL AMOUNT   VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RAILROADS - 0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/2045 USD          500,000 $   400,329
                                                                      -----------
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Colonial Realty LP, 4.750%, 2/01/2010                          15,000      14,613
EOP Operating LP, 4.650%, 10/01/2010                          210,000     203,745
EOP Operating LP, 7.250%, 2/15/2018                         2,000,000   2,232,380
Highwoods Realty LP, 7.500%, 4/15/2018                        475,000     524,013
Simon Property Group LP, 6.375%, 11/15/2007                    75,000      75,648
Spieker Properties, Inc., 7.350%, 12/01/2017                  500,000     559,015
                                                                      -----------
                                                                        3,609,414
                                                                      -----------
REFINING - 0.1%
Valero Energy Corp., 4.750%, 4/01/2014(c)                     445,000     420,539
                                                                      -----------
RESTAURANTS - 0.1%
McDonald's Corp., 3.628%, 10/10/2010             SGD        1,000,000     629,186
                                                                      -----------
RETAILERS - 0.8%
Dillard's, Inc., 7.750%, 7/15/2026               USD        1,025,000     986,563
Foot Locker, Inc., 8.500%, 1/15/2022                        1,100,000   1,039,500
J.C. Penney Co., Inc., 7.125%, 11/15/2023                   1,045,000   1,156,522
Toys R Us, 7.375%, 10/15/2018                                 380,000     275,025
                                                                      -----------
                                                                        3,457,610
                                                                      -----------
SOVEREIGNS - 14.0%
Canadian Government, 4.250%, 9/01/2008           CAD        6,235,000   5,611,082
Canadian Government, 4.500%, 9/01/2007                     16,520,000  14,837,332
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                            800,000     739,056
Government of Sweden, 4.000%, 12/01/2009         SEK        1,370,000     189,661
Mexican Fixed Rate Bonds, 8.000%, 12/07/2023     MXN       30,500,000   2,648,845
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012              101,500,000   1,115,609
Mexican Fixed Rate Bonds, Series M-10,
 8.000%, 12/17/2015                                        12,500,000   9,596,985
PF Export Receivables Master Trust,
 6.436%, 6/01/2015, 144A                         USD        1,765,159   1,782,811
Republic of Argentina, Zero Coupon Bond,
 12/15/2035(b)                                              1,544,372     153,511
Republic of Argentina, 2.418%, 9/30/2014(b)      ARS        5,645,000   1,861,364
Republic of Argentina, 5.590%, 8/03/2012(b)      USD        2,117,500   1,676,390
Republic of Argentina, 8.280%, 12/31/2033(c)                  579,002     557,290
Republic of Brazil, 8.250%, 1/20/2034(c)                   13,186,000  15,163,900
Republic of Brazil, 11.000%, 8/17/2040(c)                     575,000     748,937
Republic of Brazil, 12.500%, 1/05/2022           BRL          625,000     282,289
Republic of South Africa, 12.500%, 12/21/2006    ZAR        3,020,000     390,530
Republic of South Africa, 13.000%, 8/31/2010               34,225,000   5,019,008
Republic of Uruguay, 7.875%, 1/15/2033(e)        USD        1,521,929   1,575,196
                                                                      -----------
                                                                       63,949,796
                                                                      -----------
SUPERMARKETS - 2.0%
Albertson's, Inc., 6.625%, 6/01/2028                        1,245,000   1,068,161
Albertson's, Inc., 7.450%, 8/01/2029                        6,515,000   6,034,584
Albertson's, Inc., 7.750%, 6/15/2026                        1,470,000   1,396,572
Albertson's, Inc., 8.000%, 5/01/2031                          565,000     549,244
Albertson's, Inc., 8.700%, 5/01/2030                            5,000       5,042
American Stores Co., 8.000%, 6/01/2026                         25,000      25,328
Kroger Co., 4.950%, 1/15/2015                                  90,000      84,567
                                                                      -----------
                                                                        9,163,498
                                                                      -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                    PRINCIPAL AMOUNT   VALUE (+)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SUPRANATIONAL - 4.9%
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                    BRL       30,000,000 $ 9,589,293
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                             NZD       19,735,000  12,524,111
                                                                     -----------
                                                                      22,113,404
                                                                     -----------
TECHNOLOGY - 2.3%
Amkor Technology, Inc., 7.125%, 3/15/2011(c)    USD          725,000     667,000
Arrow Electronics, Inc., 6.875%, 7/01/2013                 3,500,000   3,666,817
Avnet, Inc., 6.000%, 9/01/2015                             1,100,000   1,073,305
Corning, Inc., 6.200%, 3/15/2016                             250,000     255,726
Corning, Inc., 6.850%, 3/01/2029                             450,000     471,142
Corning, Inc., 7.250%, 8/15/2036                           1,175,000   1,251,411
Lucent Technologies, Inc., 6.450%, 3/15/2029                 250,000     222,500
Nortel Networks Corp., 6.875%, 9/01/2023                     575,000     474,375
Nortel Networks Ltd., 10.125%, 7/15/2013, 144A             1,000,000   1,055,000
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                           150,000     130,500
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                  1,158,000   1,243,004
                                                                     -----------
                                                                      10,510,780
                                                                     -----------
TEXTILE - 0.7%
Kellwood Co., 7.625%, 10/15/2017                           3,250,000   3,019,757
                                                                     -----------
TOBACCO SETTLEMENT REVENUE - 0.6%
Michigan Tobacco Settlement Finance Authority,
 7.309%, 6/01/2034                                         2,540,000   2,627,579
                                                                     -----------
TRANSPORTATION SERVICES - 1.3%
American President Cos., Ltd.,
 8.000%, 1/15/2024(f)                                      2,500,000   2,250,000
Atlas Air, Inc., Series 1999-1B,
 7.630%, 1/02/2015(h)                                      1,326,184   1,379,231
Atlas Air, Inc., Series 2000-1, Class B,
 9.057%, 1/02/2014(h)                                        394,351     437,729
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(h)            1,500,291   1,575,306
                                                                     -----------
                                                                       5,642,266
                                                                     -----------
TREASURIES - 3.2%
U.S. Treasury Bonds, 5.250%, 11/15/2028(c)                   260,000     274,869
U.S. Treasury Bonds, 5.375%, 2/15/2031(c)                 13,450,000  14,527,049
                                                                     -----------
                                                                      14,801,918
                                                                     -----------
WIRELESS - 2.7%
Sprint Capital Corp., 6.125%, 11/15/2008                      65,000      65,952
Sprint Capital Corp., 6.875%, 11/15/2028                     175,000     177,356
Telefonica Emisiones SAU, 7.045%, 6/20/2036               11,330,000  11,956,855
                                                                     -----------
                                                                      12,200,163
                                                                     -----------
WIRELINES - 4.5%
Embarq Corp., 7.082%, 6/01/2016                              235,000     239,723
Embarq Corp., 7.995%, 6/01/2036                              200,000     211,781
Level 3 Communications, Inc.,
 11.500%, 3/01/2010(c)                                       105,000     107,888
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                         3,914,000   4,276,045

                                                          PRINCIPAL AMOUNT    VALUE (+)
---------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELINES - CONTINUED
Qwest Capital Funding, Inc., 6.500%, 11/15/2018       USD        3,305,000 $  2,991,025
Qwest Capital Funding, Inc., 6.875%, 7/15/2028                   7,575,000    6,779,625
Qwest Capital Funding, Inc., 7.000%, 8/03/2009(c)                  850,000      854,250
Qwest Capital Funding, Inc., 7.250%, 2/15/2011                      25,000       25,000
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                     350,000      339,062
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                     775,000      747,875
Verizon Communications, 5.850%, 9/15/2035                        3,975,000    3,745,082
Verizon New Jersey, Inc., 5.875%, 1/17/2012                         80,000       80,808
                                                                           ------------
                                                                             20,398,164
                                                                           ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $370,776,597)                                             397,888,782
                                                                           ------------

CONVERTIBLE BONDS - 4.9%

HEALTHCARE - 0.1%
Invitrogen Corp., 1.500%, 2/15/2024                                300,000      260,250
                                                                           ------------
INDEPENDENT/ENERGY - 0.9%
Devon Energy Corp., 4.900%, 8/15/2008                            1,300,000    1,633,125
Devon Energy Corp., 4.950%, 8/15/2008                            1,900,000    2,386,875
                                                                           ------------
                                                                              4,020,000
                                                                           ------------
MEDIA CABLE - 0.1%
COX Communications, Inc., 4.625%, 6/01/2013                        430,000      399,687
                                                                           ------------
MEDIA NON-CABLE - 0.1%
Sinclair Broadcast Group, Inc., (Step to
 2.000% on 1/16/2011), 4.875%, 7/15/2018(g)                        500,000      444,375
                                                                           ------------
PHARMACEUTICALS - 1.5%
Bristol-Myers Squibb Co., 4.890%, 9/15/2023(b)                     605,000      606,089
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008                   2,255,000    2,164,800
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                      250,000      160,000
Incyte Corp., 3.500%, 2/15/2011                                    165,000      125,194
Nektar Therapeutics, 3.250%, 9/28/2012, 144A                       275,000      268,813
Nektar Therapeutics, 3.250%, 9/28/2012                             425,000      415,437
Nektar Therapeutics, 3.500%, 10/17/2007                            465,000      451,050
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                              1,200,000    1,182,000
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                                 885,000      836,325
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                                                510,000      478,762
                                                                           ------------
                                                                              6,688,470
                                                                           ------------
TECHNOLOGY - 0.9%
Amkor Technology, Inc., 5.000%, 3/15/2007(c)                       815,000      766,100
Avnet, Inc., 2.000%, 3/15/2034                                   1,180,000    1,123,950
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008               335,000      292,287
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010                380,000      358,150
Maxtor Corp., 5.750%, 3/01/2012(f)                                 491,000      451,720
Nortel Networks Corp., 4.250%, 9/01/2008                           700,000      668,500
Richardson Electric Ltd., 7.750%, 12/15/2011, 144A                 263,000      237,358
SCI Systems, Inc., 3.000%, 3/15/2007                               200,000      196,000
                                                                           ------------
                                                                              4,094,065
                                                                           ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                        PRINCIPAL AMOUNT    VALUE (+)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TEXTILE - 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012                USD           96,000 $     91,080
Kellwood Co., (Step to 0.000% on 6/16/2011),
 3.500%, 6/15/2034(g)                                            100,000       89,500
                                                                         ------------
                                                                              180,580
                                                                         ------------
WIRELINES - 1.3%
Level 3 Communications, Inc., 2.875%, 7/15/2010                3,870,000    3,903,862
Level 3 Communications, Inc., 6.000%, 9/15/2009                2,435,000    2,188,456
Level 3 Communications, Inc., 6.000%, 3/15/2010(c)               125,000      109,844
                                                                         ------------
                                                                            6,202,162
                                                                         ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $19,870,925)                                             22,289,589
                                                                         ------------

TOTAL BONDS AND NOTES
 (Identified Cost $390,647,522)                                           420,178,371
                                                                         ------------

                                                                  SHARES
-------------------------------------------------------------------------------------

COMMON STOCKS - 1.8%

COMMUNICATIONS EQUIPMENT - 1.1%
Corning, Inc.(h)                                                 205,167    5,008,127
                                                                         ------------
WIRELINES - 0.7%
Philippine Long Distance Telephone Co., ADR(c)                    73,615    3,206,669
                                                                         ------------

TOTAL COMMON STOCKS
 (Identified Cost $2,891,118)                                               8,214,796
                                                                         ------------

PREFERRED STOCKS - 1.8%

NON-CONVERTIBLE PREFERRED STOCKS - 0.2%

ELECTRIC - 0.2%
Entergy New Orleans, Inc., 4.360%(d)                                  90        4,095
Entergy New Orleans, Inc., 4.750%(d)                               2,876      135,172
MDU Resources Group, Inc., 5.100%                                    500       49,922
Public Service Electric & Gas Co., 4.180%(c)                       1,950      155,513
Union Electric Co., 4.500%                                         4,670      382,940
Xcel Energy, Inc., 4.110%                                            100        7,895
                                                                         ------------
                                                                              735,537
                                                                         ------------
PIPELINES - 0.0%
KN Capital Trust III, 7.630%                                      80,000       74,917
                                                                         ------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $664,767)                                                   810,454
                                                                         ------------

CONVERTIBLE PREFERRED STOCKS - 1.6%

CONSTRUCTION MACHINERY - 0.0%
United Rentals Trust, 6.500%                                       2,147      100,372
                                                                         ------------
CONSUMER PRODUCTS - 0.2%
Newell Financial Trust I, 5.250%                                  25,075    1,147,181
                                                                         ------------
ELECTRIC - 0.1%
AES Trust III, 6.750%                                             10,000      489,000
                                                                         ------------

                                                                                                SHARES                  VALUE (+)
---------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

INSURANCE - 0.7%
Travelers Property Casualty, 4.500%                                                            122,900              $   3,025,798
                                                                                                                    -------------
LODGING - 0.0%
Felcor Lodging, Series A, 1.950%(c)                                                              2,500                     62,275
                                                                                                                    -------------
PACKAGING - 0.1%
Owens-Illinois, Inc., 4.750%                                                                    10,250                    359,263
                                                                                                                    -------------
PIPELINES - 0.2%
El Paso Energy Capital Trust I, 4.750%                                                          20,200                    752,046
                                                                                                                    -------------
TECHNOLOGY - 0.3%
Lucent Technologies Capital Trust, 7.750%                                                        1,500                  1,532,813
                                                                                                                    -------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $6,723,369)                                                                                           7,468,748
                                                                                                                    -------------

TOTAL PREFERRED STOCKS
 (Identified Cost $7,388,136)                                                                                           8,279,202
                                                                                                                    -------------

                                                                                      PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 10.3%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/29/06 at 3.450% to be
repurchased at $13,956,011 on 10/02/06 collateralized by
$11,355,000 U.S. Treasury Bond, 6.875% due 8/15/25
with value of $14,334,715, including accrued interest
(Note 2h)                                                                                 $ 13,952,000                 13,952,000
                                                                                                                    -------------

                                                                                                SHARES
---------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(i)                                            32,882,111                 32,882,111
                                                                                                                    -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $46,834,111)                                                                                         46,834,111
                                                                                                                    -------------

TOTAL INVESTMENTS - 106.0%
 (Identified Cost $447,760,887)(a)                                                                                    483,506,480
 Other assets less liabilities--(6.0)%                                                                               (27,495,214)
                                                                                                                    -------------

TOTAL NET ASSETS - 100.0%                                                                                           $ 456,011,266
                                                                                                                    -------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   September 30, 2006, the net unrealized appreciation on investments based on cost of $449,436,113 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost    $  39,319,723
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value      (5,249,356)
                                                                                                                    -------------
   Net unrealized appreciation                                                                                      $  34,070,367
                                                                                                                    -------------

(b)Variable rate security. Rate as of September 30, 2006 is disclosed.
(c)All or a portion of this security was on loan to brokers at September 30, 2006.
(d)Non-income producing security due to default or bankruptcy filing.
(e)Payment-in-Kind security.
(f)Illiquid security.
(g)Step Bond: Coupon is at or above market rate for an initial period and then decreases at a specified date and rate.
(h)Non-income producing security.
(i)Represents investments of security lending collateral.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $56,191,074 or 12.32% of total net assets.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States. Key to abbreviations: ARS:
   Argentinean Peso; BRL: Brazilian Real; CAD: Canadian Dollar; GBP: British Pound; IDR: Indonesian Rupiah; KRW: South Korean Won; MXN: Mexican Peso;
   NZD: New Zealand Dollar; SEK: Swedish Krona; SGD: Singapore Dollar; THB:
   Thailand Baht; USD: United States Dollar; ZAR: South African Rand

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                        Sovereigns                14.0%
                        Foreign Local Governments 12.1
                        Wirelines                  6.5
                        Banking                    6.4
                        Supranational              4.9
                        Electric                   3.6
                        Technology                 3.5
                        Treasuries                 3.2
                        Wireless                   2.7
                        Independent/Energy         2.6
                        Paper                      2.6
                        Pipelines                  2.5
                        Automotive                 2.4
                        Life Insurance             2.3
                        Media Cable                2.3
                        Entertainment              2.2
                        Supermarkets               2.0
                        Other, less than 2% each  19.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES GLOBAL BOND FUND

                                                 PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------
BONDS AND NOTES - 95.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 95.6%

ARGENTINA - 0.6%
Republic of Argentina, 2.418%, 9/30/2014     ARS       20,000,000 $ 6,594,739
                                                                  -----------
AUSTRALIA - 0.4%
Telestra Corp., Ltd., 7.250%, 11/15/2012     AUD        6,850,000   5,262,782
                                                                  -----------
AUSTRIA - 1.9%
Oesterreichische Kontrollbank AG,
 1.800%, 3/22/2010                           JPY    2,530,000,000  22,075,286
                                                                  -----------
BELGIUM - 4.9%
Kingdom of Belgium, 3.750%, 3/28/2009        EUR       25,295,000  32,185,874
Kingdom of Belgium, 5.500%, 9/28/2017                  17,665,000  25,872,806
                                                                  -----------
                                                                  58,058,680
                                                                  -----------
BRAZIL - 0.3%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013 USD        2,500,000   2,881,250
JBS SA, 10.500%, 8/04/2016, 144A                        1,170,000   1,184,625
                                                                  -----------
                                                                    4,065,875
                                                                  -----------
CANADA - 2.0%
Bowater, Inc., 10.850%, 11/30/2014           CAD        2,965,000   2,798,546
Kinder Morgan Finance, 5.700%, 1/05/2016     USD        1,410,000   1,301,594
Kinder Morgan Finance, 6.400%, 1/05/2036                1,145,000   1,025,286
Province of Ontario, 6.250%, 12/03/2008      NZD        8,160,000   5,236,706
Province of Quebec, 1.600%, 5/09/2013        JPY    1,223,000,000  10,450,575
Rogers Cable, Inc., 5.500%, 3/15/2014        USD        2,980,000   2,801,200
                                                                  -----------
                                                                  23,613,907
                                                                  -----------
CAYMAN ISLAND - 0.6%
LPG International, Inc., 7.250%, 12/20/2015             3,010,000   2,972,375
Vale Overseas Ltd., 8.250%, 1/17/2034                   3,760,000   4,267,600
                                                                  -----------
                                                                    7,239,975
                                                                  -----------
CHILE - 0.3%
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                      3,735,000   4,139,755
                                                                  -----------
COLOMBIA - 0.6%
Republic of Colombia, 7.375%, 1/27/2017                 1,430,000   1,490,775
Republic of Colombia, 11.750%, 3/01/2010     COP    3,090,000,000   1,381,923
Republic of Colombia, 12.000%, 10/22/2015(c)        9,545,000,000   4,591,949
                                                                  -----------
                                                                    7,464,647
                                                                  -----------
FINLAND - 0.6%
Republic of Finland, 5.000%, 7/04/2007       EUR        5,225,000   6,692,483
                                                                  -----------
FRANCE - 1.2%
France Telecom SA, Series EMTN,
 3.625%, 10/14/2015                                     4,755,000   5,627,137
Thales SA, Series EMTN, 4.375%, 7/22/2011               1,900,000   2,438,919
Veolia Environnement, Series EMTN,
 4.000%, 2/12/2016                                      4,610,000   5,626,797
                                                                  -----------
                                                                  13,692,853
                                                                  -----------
GERMANY - 9.0%
Bertelsmann AG, Series EMTN,
 3.625%, 10/06/2015                                     1,880,000   2,202,373

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                 PRINCIPAL AMOUNT    VALUE (+)
------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

GERMANY - CONTINUED
Hypothekenbank in Essen AG,
 5.250%, 1/22/2008                           EUR        5,555,000 $  7,181,007
KFW, 2.500%, 10/11/2010                                15,925,000   19,341,452
Munchener Hypothekenbank eG,
 5.000%, 1/16/2012                                     31,180,000   41,849,004
Republic of Germany, 3.000%, 4/11/2008                  2,500,000    3,144,100
Republic of Germany, 3.250%, 4/17/2009                 19,615,000   24,676,817
Republic of Germany, 4.000%, 1/04/2037                  6,740,000    8,694,946
                                                                  ------------
                                                                   107,089,699
                                                                  ------------
INDONESIA - 0.5%
Republic of Indonesia,
 6.875%, 3/09/2017, 144A                     USD        5,240,000    5,371,000
                                                                  ------------
IRELAND - 5.8%
Depfa ACS Bank, 0.750%, 9/22/2008            JPY    4,450,000,000   37,757,850
Republic of Ireland, 4.600%, 4/18/2016       EUR       23,160,000   31,430,866
                                                                  ------------
                                                                    69,188,716
                                                                  ------------
JAPAN - 3.6%
Japan Government, 0.200%, 9/20/2007          JPY    5,101,000,000   43,085,302
                                                                  ------------
KOREA - 0.1%
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A USD        1,610,000    1,581,825
                                                                  ------------
MEXICO - 2.9%
America Movil SA, 9.000%, 1/15/2016          MXN       45,000,000    4,171,730
America Movil SA de CV, 4.125%, 3/01/2009    USD        3,455,000    3,351,395
Desarrolladora Homex SA, 7.500%, 9/28/2015              8,210,000    8,045,800
Mexican Fixed Rate Bonds, Series M-10,
 8.000%, 12/17/2015                          MXN      138,450,000   12,356,480
Mexican Fixed Rate Bonds, Series M-20,
 8.000%, 12/07/2023                                    15,500,000    1,346,134
Mexican Fixed Rate Bonds, Series MI-10,
 9.000%, 12/20/2012                                    49,910,000    4,719,069
                                                                  ------------
                                                                    33,990,608
                                                                  ------------
NETHERLANDS - 1.8%
Excelcomindo Finance Co.,
 7.125%, 1/18/2013, 144A                     USD          900,000      893,250
Kingdom of Netherlands, 5.500%, 1/15/2028    EUR       12,995,000   20,193,191
                                                                  ------------
                                                                    21,086,441
                                                                  ------------
NORWAY - 1.9%
Kingdom of Norway, 5.500%, 5/15/2009         NOK      115,805,000   18,418,293
Kingdom of Norway, 6.000%, 5/16/2011                   25,730,000    4,270,949
                                                                  ------------
                                                                    22,689,242
                                                                  ------------
POLAND - 0.9%
Republic of Poland, Series 2RG,
 1.020%, 6/09/2009                           JPY    1,200,000,000   10,143,492
                                                                  ------------
SINGAPORE - 1.2%
Government of Singapore, 4.625%, 7/01/2010   SGD       18,515,000   12,300,733
SP Powerassets Ltd., 3.730%, 10/22/2010                 2,340,000    1,485,950
                                                                  ------------
                                                                    13,786,683
                                                                  ------------

                                                 PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

SOUTH AFRICA - 1.7%
Republic of South Africa, 4.500%, 4/05/2016  EUR        8,215,000 $10,154,527
Republic of South Africa, 5.250%, 5/16/2013               800,000   1,048,424
Republic of South Africa, 13.000%, 8/31/2010 ZAR       64,540,000   9,464,624
                                                                  -----------
                                                                   20,667,575
                                                                  -----------
SPAIN - 3.3%
Government of Spain, 3.600%, 1/31/2009       EUR       24,415,000  30,956,672
Telefonica Emisones SAU, 6.421%, 6/20/2016   USD        7,675,000   7,896,247
                                                                  -----------
                                                                   38,852,919
                                                                  -----------
SUPRANATIONAL - 0.8%
European Investment Bank,
 Zero Coupon Bond, 3/10/2021                 AUD       15,230,000   5,056,504
Inter-American Development Bank, Series
 EMTN, Zero Coupon Bond, 5/11/2009           BRL       13,000,000   4,155,360
                                                                  -----------
                                                                    9,211,864
                                                                  -----------
SWEDEN - 3.1%
Government of Sweden,
 Series 1040, 6.500%, 5/05/2008(c)           SEK       30,170,000   4,314,617
Government of Sweden,
 Series 1045, 5.250%, 3/15/2011(c)                    184,365,000  26,876,787
Stena AB, 7.000%, 12/01/2016                 USD        2,705,000   2,549,463
Stena AB, 7.500%, 11/01/2013                            2,855,000   2,805,037
                                                                  -----------
                                                                   36,545,904
                                                                  -----------
UNITED KINGDOM - 5.4%
Bank of England Euro Note, 3.000%, 1/27/2009 EUR        1,580,000   1,976,152
BSKYB Finance UK Plc, 5.750%, 10/20/2017(c)  GBP        5,040,000   9,321,350
JPMorgan Chase London,
 Zero Coupon Bond, 10/21/2010, 144A          IDR   75,579,375,000   5,558,357
Permanent Finance Plc, 5.100%, 6/10/2009(b)  EUR        3,531,000   4,517,758
Scottish Power UK Plc, Series EMTN,
 6.625%, 1/14/2010                           GBP        1,905,000   3,697,684
Standard Chartered Bank, 6.750%, 4/27/2009                800,000   1,546,163
United Kingdom Treasury, 4.250%, 3/07/2036              2,140,000   4,111,809
United Kingdom Treasury, 5.000%, 3/07/2012              7,820,000  14,871,658
United Kingdom Treasury, 5.000%, 3/07/2025              9,100,000  18,476,721
                                                                  -----------
                                                                   64,077,652
                                                                  -----------
UNITED STATES - 39.5%
Albertson's, Inc., 6.625%, 6/01/2028(c)      USD          906,000     777,313
Albertson's, Inc., 7.450%, 8/01/2029                    3,909,000   3,620,750
Albertson's, Inc., 7.750%, 6/15/2026                      925,000     878,795
Albertson's, Inc., 8.000%, 5/01/2031(c)                   905,000     879,762
Albertson's, Inc., 8.700%, 5/01/2030                      220,000     221,825
American Standard, Inc., 8.250%, 6/01/2009   GBP          325,000     642,877
American Stores Co., 8.000%, 6/01/2026       USD          720,000     729,454
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                     SGD       16,300,000   9,976,329
Barclays Financial LLC,
 4.060%, 9/16/2010, 144A                     KRW    6,820,000,000   7,153,342
Barclays Financial LLC,
 4.100%, 3/22/2010, 144A                     THB      183,000,000   4,643,275

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                   PRINCIPAL AMOUNT   VALUE (+)
-------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Barclays Financial LLC,
 4.160%, 2/22/2010, 144A                       THB      183,000,000 $ 4,657,110
Barclays Financial LLC,
 4.420%, 3/23/2009, 144A(b)                    KRW    4,844,220,000   5,118,107
Barclays Financial LLC,
 4.460%, 9/23/2010, 144A                              3,250,000,000   3,443,197
Barclays Financial LLC,
 5.500%, 11/01/2010, 144A                      THB       62,000,000   1,643,243
Chesapeake Energy Corp., 6.500%, 8/15/2017     USD          240,000     225,000
CIT Group, Inc., 5.500%, 12/01/2014            GBP        2,835,000   5,291,770
Citi Credit Card Issuance Trust,
 5.375%, 4/10/2013                             EUR        4,163,000   5,587,626
Citibank NA (New York),
 15.000%, 7/02/2010, 144A                      BRL        1,260,000     629,658
Comcast Corp., 6.450%, 3/15/2037               USD        5,610,000   5,612,710
Corning, Inc., 5.900%, 3/15/2014                          1,675,000   1,708,344
Corning, Inc., 6.200%, 3/15/2016                          3,180,000   3,252,828
Corning, Inc., 6.750%, 9/15/2013                            400,000     427,608
Couche-Tard US/Finance, 7.500%, 12/15/2013                3,775,000   3,831,625
DaimlerChrysler NA Holding,
 4.875%, 6/15/2010                                        3,285,000   3,191,716
Dominion Resources, Inc., 5.000%, 3/15/2013(c)           10,285,000   9,920,602
Federal Home Loan Mortgage Corp.,
 3.220%, 6/20/2007                             SGD        4,750,000   2,981,143
Federal Home Loan Mortgage Corp.,
 4.000%, 12/01/2019                            USD          182,251     172,243
Federal Home Loan Mortgage Corp.,
 4.000%, 2/01/2020                                          272,139     257,195
Federal Home Loan Mortgage Corp.,
 4.000%, 9/01/2020                                        1,173,410   1,106,167
Federal Home Loan Mortgage Corp.,
 4.500%, 9/01/2020                                        5,398,173   5,202,204
Federal Home Loan Mortgage Corp.,
 4.500%, 4/01/2035                                        5,720,958   5,357,985
Federal Home Loan Mortgage Corp.,
 5.000%, 4/01/2020                                        4,087,491   4,016,736
Federal Home Loan Mortgage Corp.,
 5.000%, 7/01/2035                                       24,645,627  23,716,269
Federal Home Loan Mortgage Corp.,
 6.000%, 5/01/2018                                          842,737     854,917
Federal Home Loan Mortgage Corp.,
 6.000%, 10/01/2020                                       1,351,321   1,371,032
Federal Home Loan Mortgage Corp.,
 6.500%, 8/01/2035                                        1,009,329   1,028,218
Federal Home Loan Mortgage Corp.,
 6.500%, 10/01/2035                                       1,254,988   1,278,475
Federal National Mortgage Association,
 1.750%, 3/26/2008                             JPY    2,310,000,000  19,895,236
Federal National Mortgage Association,
 2.290%, 2/19/2009                             SGD       16,200,000   9,919,357
Federal National Mortgage Association,
 4.500%, 6/01/2019                             USD        5,511,609   5,325,239
Federal National Mortgage Association,
 4.500%, 9/01/2035                                        2,261,483   2,113,591

                                                 PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Federal National Mortgage Association,
 5.000%, 10/01/2019                          USD        1,899,407 $ 1,869,028
Federal National Mortgage Association,
 5.000%, 10/01/2019                                       495,597     487,670
Federal National Mortgage Association,
 5.000%, 4/01/2020                                        480,816     472,601
Federal National Mortgage Association,
 5.000%, 6/01/2020                                        870,230     855,362
Federal National Mortgage Association,
 5.000%, 7/01/2035                                      4,907,403   4,718,551
Federal National Mortgage Association,
 5.000%, 9/01/2035                                     11,353,145  10,916,241
Federal National Mortgage Association,
 5.500%, 11/01/2016                                       642,451     644,283
Federal National Mortgage Association,
 5.500%, 9/01/2020                                        984,626     985,432
Federal National Mortgage Association,
 5.500%, 11/01/2034                                     1,719,732   1,697,543
Federal National Mortgage Association,
 5.500%, 6/01/2035                                      8,458,337   8,337,289
Federal National Mortgage Association,
 5.500%, 9/01/2035                                      4,622,346   4,556,195
Federal National Mortgage Association,
 5.500%, 12/01/2035(d)                                 22,339,634  22,019,928
Federal National Mortgage Association,
 6.000%, 6/01/2017                                      1,781,932   1,799,064
Federal National Mortgage Association,
 6.000%, 11/01/2017                                     1,106,868   1,124,106
Federal National Mortgage Association,
 6.000%, 9/01/2021                                      3,033,000   3,079,541
Federal National Mortgage Association,
 6.000%, 11/01/2034                                     3,146,266   3,165,603
Federal National Mortgage Association,
 6.000%, 4/01/2035                                      3,818,924   3,842,395
Federal National Mortgage Association,
 6.000%, 5/01/2035                                      3,920,329   3,939,405
Federal National Mortgage Association,
 6.500%, 3/01/2033                                      2,197,049   2,247,624
Federal National Mortgage Association,
 6.500%, 6/01/2035                                        602,834     613,995
Federal National Mortgage Association,
 6.500%, 7/01/2035                                        272,584     277,631
Federal National Mortgage Association,
 6.500%, 10/01/2035                                     1,980,006   2,018,420
Ford Motor Credit Co., 5.700%, 1/15/2010                8,130,000   7,510,876
General Electric Capital Corp.,
 0.550%, 10/14/2008                          JPY      560,000,000   4,720,479
General Electric Capital Corp.,
 0.750%, 2/05/2009                                  1,365,000,000  11,529,902
General Electric Capital Corp., Series EMTN,
 1.725%, 6/27/2008                           SGD        2,250,000   1,373,932
Georgia-Pacific Corp., 7.250%, 6/01/2028     USD        4,540,000   4,244,900
Goldman Sachs Group, Inc.,
 3.594%, 5/23/2016(b)                        EUR        8,500,000  10,698,067

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                   PRINCIPAL AMOUNT    VALUE (+)
--------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Government National Mortgage Association,
 5.500%, 11/20/2034                            USD          641,859 $    636,100
Government National Mortgage Association,
 5.500%, 2/20/2036                                        1,767,280    1,749,958
Government National Mortgage Association,
 6.000%, 10/20/2035                                       1,214,950    1,227,208
Greenwich Capital Commercial Funding Corp.,
 Series 2005-GG5, Class A2,
 5.117%, 4/10/2037                                       11,075,000   11,056,462
Harrah's Operating Co., Inc.,
 5.750%, 10/01/2017                                       2,017,000    1,844,661
HCA, Inc., 6.300%, 10/01/2012                             5,500,000    4,654,375
HSBC Bank USA, 3.310%, 8/25/2010, 144A                   11,760,000   11,844,672
JPMorgan Chase & Co., Zero Coupon Bond,
 5/17/2010, 144A                               BRL        3,895,000    1,127,280
K. Hovnanian Enterprises, Inc.,
 6.250%, 1/15/2016(c)                          USD        3,020,000    2,657,600
Kinder Morgan, Inc., 5.150%, 3/01/2015                      835,000      750,283
Kreditanstalt Fuer Wiederaufbau,
 1.750%, 3/23/2010                             JPY      677,000,000    5,897,376
Kreditanstalt Fuer Wiederaufbau,
 2.050%, 9/21/2009(c)                                 2,671,000,000   23,408,226
Lucent Technologies, Inc., 6.450%, 3/15/2029   USD        6,540,000    5,820,600
Merrill Lynch/Countrywide Commercial
 Mortgage Trust, Series 2006-1, Class A2,
 5.439%, 2/12/2039                                        5,755,000    5,806,459
Morgan Stanley, 5.375%, 11/14/2013             GBP        2,010,000    3,775,626
News America Holdings, Inc.,
 8.625%, 2/07/2014(e)                          AUD        1,690,000    1,316,390
Owens & Minor, Inc., 6.350%, 4/15/2016         USD        4,490,000    4,528,152
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                                        5,600,000    5,863,200
Phillips-Van Heusen Corp.,
 7.250%, 2/15/2011(c)                                     4,595,000    4,640,950
Qwest Capital Funding, Inc.,
 6.500%, 11/15/2018                                         855,000      773,775
Qwest Capital Funding, Inc.,
 6.875%, 7/15/2028(c)                                       250,000      223,750
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(c)                                     1,035,000    1,035,000
Qwest Capital Funding, Inc., 7.750%, 2/15/2031            1,340,000    1,293,100
Qwest Corp., 6.875%, 9/15/2033(c)                         1,815,000    1,656,187
Qwest Corp., 7.250%, 9/15/2025                              150,000      145,312
Qwest Corp., 7.500%, 10/01/2014, 144A                       800,000      826,000
Qwest Corp., 7.875%, 9/01/2011                            2,390,000    2,509,500
Simon Property Group LP, 4.875%, 3/18/2010                5,850,000    5,762,554
Smithfield Foods, Inc., 7.000%, 8/01/2011                 5,075,000    5,113,062
Time Warner, Inc., 6.625%, 5/15/2029                      7,255,000    7,253,461
Time Warner, Inc., 6.950%, 1/15/2028                      2,055,000    2,118,204
U.S. Treasury Bond, 4.875%, 8/15/2016                    34,000,000   34,642,804
U.S. Treasury Note, 5.000%, 7/31/2008(d)                 12,640,000   12,699,256
Xerox Corp., 6.400%, 3/15/2016                            5,162,000    5,136,190
                                                                    ------------
                                                                     468,200,669
                                                                    ------------
URUGUAY - 0.4%
Republic of Uruguay, 8.000%, 11/18/2022                   4,575,000    4,826,625
                                                                    ------------

                                                      PRINCIPAL AMOUNT      VALUE (+)
-------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED
VENEZUELA - 0.3%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                         USD        1,555,000 $    1,442,262
Petrozuata Finance, Inc.,
 8.220%, 4/01/2017, 144A                                     2,470,000      2,408,250
                                                                       --------------
                                                                            3,850,512
                                                                       --------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $1,137,837,554)                                       1,133,147,710
                                                                       --------------

TOTAL BONDS AND NOTES
 (Identified Cost $1,137,837,554)                                       1,133,147,710
                                                                       --------------

                                                                SHARES
-------------------------------------------------------------------------------------

PREFERRED STOCKS - 0.0%

NON-CONVERTIBLE PREFERRED STOCKS - 0.0%

UNITED STATES - 0.0%
KN Capital Trust III, 7.630%, 4/15/2028
 (Identified Cost $78,368)                                      85,000         79,600
                                                                       --------------

                                                      PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 9.0%
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/29/06 at
3.450% to be repurchased at $38,680,117 on
10/02/06 collateralized by $4,310,000 U.S.
Treasury Bond, 6.875% due 8/15/25 with a value
of $5,441,818; $220,000 U.S. Treasury Bond,
6.500% due 11/15/26 with a value of $276,596;
$33,890,000 U.S. Treasury Note, 3.875% due
5/15/09 with a value of $34,254,143; and
$15,000 U.S. Treasury Note, 4.500% due
11/15/10 with a value of $15,463 including
accrued interest (Note 2h)                                $ 38,669,000     38,669,000
                                                                       --------------

                                                                SHARES
-------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(f)            67,380,689     67,380,689
                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $106,049,689)                                           106,049,689
                                                                       --------------

TOTAL INVESTMENTS - 104.6%
 (Identified Cost $1,243,965,611)(a)                                    1,239,276,999
 Other assets less liabilities--(4.6)%                                   (54,588,940)
                                                                       --------------

TOTAL NET ASSETS - 100.0%                                              $1,184,688,059
                                                                       --------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized depreciation on investments based on cost of $1,250,623,843 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $  13,87
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (25,221
                                                                                                             -------------
   Net unrealized depreciation                                                                               $(11,346,844)
                                                                                                             -------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

(b)Variable rate security. Rate as of September 30, 2006 is disclosed.
(c)All or a portion of this security was on loan to brokers at September 30, 2006.
(d)All or a portion of this security pledged as collateral for open futures contracts.
(e)Illiquid security.
(f)Represents investments of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $69,501,783 or 5.87% of total net assets.
   Key to Abbreviations: ARS: Argentinean Peso; AUD: Australian Dollar; BRL:
   Brazilian Real; CAD: Canadian Dollar; COP: Colombian Peso; EUR: Euro; GBP:
   British Pound; IDR: Indonesian Rupiah; JPY: Japanese Yen; KRW: South Korean Won; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SEK:
   Swedish Krona; SGD: Singapore Dollar; THB: Thailand Bhat; USD: United States Dollar; ZAR: South African Rand
At September 30, 2006, open futures contracts sold were as follows:

                                        AGGREGATED
                   EXPIRATION              FACE                        UNREALIZED
FUTURES               DATE    CONTRACTS VALUE ($)  MARKET VALUE ($) DEPRECIATION ($)
------------------------------------------------------------------------------------
U.S. Treasury Bond 12/19/2006    99     10,949,380    11,128,219        (178,839)
------------------------------------------------------------------------------------

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Sovereigns               39.7%
                         Government Agencies      12.8
                         Banking                   9.6
                         Treasuries                4.0
                         Financial Other           3.2
                         Wireless                  3.1
                         Mortgage Related          2.3
                         Other, less than 2% each 20.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

                                                       PRINCIPAL AMOUNT VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - 99.2% OF TOTAL NET ASSETS

ABS HOME EQUITY - 0.9%
Residential Capital Corp., 6.875%, 6/30/2015       USD           75,000  $ 77,905
                                                                        ---------
AUTOMOTIVE - 0.5%
Ford Motor Co., 7.450%, 7/16/2031                                35,000    27,038
Toyota Motor Credit Corp., 0.750%, 6/09/2008       JPY        2,000,000    16,958
                                                                        ---------
                                                                           43,996
                                                                        ---------
FOOD & BEVERAGE - 0.8%
Dean Foods Co., 6.900%, 10/15/2017                 USD           75,000    73,125
                                                                        ---------
GAMING - 0.9%
Mandalay Resort Group, 6.375%, 12/15/2011                        10,000     9,775
MGM MIRAGE, 5.875%, 2/27/2014                                    80,000    74,100
                                                                        ---------
                                                                           83,875
                                                                        ---------
HEALTHCARE - 0.7%
AmerisourceBergen Corp., 5.875%, 9/15/2015                       10,000     9,804
HCA, Inc., 7.750%, 7/15/2036                                     75,000    58,088
                                                                        ---------
                                                                           67,892
                                                                        ---------
INDEPENDENT/ENERGY - 2.0%
Anadarko Petroleum Corp., 6.450%, 9/15/2036                      45,000    45,964
Chesapeake Energy Corp., 6.500%, 8/15/2017                       80,000    75,000
XTO Energy, Inc., 6.100%, 4/01/2036                              65,000    64,298
                                                                        ---------
                                                                          185,262
                                                                        ---------
NON-CAPTIVE DIVERSIFIED - 1.5%
General Electric Capital Corp., 1.000%, 3/21/2012  JPY        3,000,000    24,777
General Electric Capital Corp., 0.550%, 10/14/2008           13,000,000   109,583
                                                                        ---------
                                                                          134,360
                                                                        ---------
PAPER - 0.8%
Georgia-Pacific Corp., 7.700%, 6/15/2015           USD           70,000    69,650
                                                                        ---------
PIPELINES - 1.7%
Colorado Interstate Gas Co., 5.950%, 3/15/2015                   10,000     9,563
El Paso Corp., 6.950%, 6/01/2028                                 10,000     9,400
El Paso Corp., 7.420%, 2/15/2037                                 25,000    24,000
Kinder Morgan Energy Partners,
 5.800%, 3/15/2035                                                5,000     4,549
Kinder Morgan Finance, 6.400%, 1/05/2036                         45,000    40,295
Kinder Morgan Finance, 5.700%, 1/05/2016                         20,000    18,462
Kinder Morgan, Inc., 5.150%, 3/01/2015                           15,000    13,478
Kinder Morgan, Inc., 6.670%, 11/01/2027                           5,000     4,507
Southern Natural Gas Co., 7.350%, 2/15/2031                      30,000    31,087
                                                                        ---------
                                                                          155,341
                                                                        ---------
SOVEREIGNS - 2.2%
Government of Sweden, 4.000%, 12/01/2009           SEK          175,000    24,227
Kingdom of Norway, 6.000%, 5/16/2011               NOK           85,000    14,109
Kingdom of Norway, 5.500%, 5/15/2009                            195,000    31,014
Kreditanstalt Fuer Wiederaufbau,
 1.750%, 3/23/2010                                 JPY        5,000,000    43,555
Oesterreichische Kontrollbank AG,
 1.800%, 3/22/2010                                            1,000,000     8,726
Republic of Argentina, 2.418%, 9/30/2014           ARS          130,000    42,866

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                   PRINCIPAL AMOUNT  VALUE (+)
------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

SOVEREIGNS - CONTINUED
Republic of Austria, 3.750%, 2/03/2009         JPY        1,000,000 $    9,065
Republic of Germany, 3.250%, 4/17/2009         EUR           20,000     25,161
                                                                    ----------
                                                                       198,723
                                                                    ----------
SUPERMARKETS - 1.1%
Albertson's, Inc., 6.625%, 6/01/2028           USD            5,000      4,290
Albertson's, Inc., 7.450%, 8/01/2029                         40,000     37,050
Albertson's, Inc., 7.750%, 6/15/2026                         20,000     19,001
Albertson's, Inc., 8.000%, 5/01/2031                         25,000     24,303
Albertson's, Inc., 8.700%, 5/01/2030                          5,000      5,042
American Stores Co., 8.000%, 6/01/2026                       10,000     10,131
                                                                    ----------
                                                                        99,817
                                                                    ----------
TECHNOLOGY - 0.8%
Sungard Data Systems, Inc., 9.125%, 8/15/2013                10,000     10,350
Xerox Corp., 6.400%, 3/15/2016                               62,000     61,690
                                                                    ----------
                                                                        72,040
                                                                    ----------
TREASURIES - 81.8%
U.S. Treasury Bonds, 2.000%, 1/15/2026(b)                   287,056    275,304
U.S. Treasury Bonds, 2.375%, 1/15/2025(b)                   555,937    564,885
U.S. Treasury Bonds, 2.500%, 7/15/2016(b)                    55,416     56,525
U.S. Treasury Bonds, 3.375%, 4/15/2032(b)                 1,169,297  1,451,893
U.S. Treasury Notes, 0.875%, 4/15/2010(b)                   682,041    646,313
U.S. Treasury Notes, 1.625%, 1/15/2015(b)                   463,558    440,923
U.S. Treasury Notes, 1.875%, 7/15/2013(b)                   465,314    453,263
U.S. Treasury Notes, 1.875%, 7/15/2015(b)                   502,138    486,210
U.S. Treasury Notes, 2.000%, 1/15/2014(b)                   567,139    556,305
U.S. Treasury Notes, 2.000%, 7/15/2014(b)                   512,758    502,543
U.S. Treasury Notes, 2.000%, 1/15/2016(b)                   246,048    240,396
U.S. Treasury Notes, 3.000%, 7/15/2012(b)                   492,290    510,770
U.S. Treasury Notes, 3.375%, 1/15/2012(b)                   143,244    150,775
U.S. Treasury Notes, 3.500%, 1/15/2011(b)                   298,126    312,263
U.S. Treasury Notes, 3.625%, 1/15/2008(b)                    44,083     44,436
U.S. Treasury Notes, 3.875%, 1/15/2009(b)                   322,590    331,852
U.S. Treasury Notes, 4.250%, 1/15/2010(b)                   290,263    306,999
U.S. Treasury STRIPS, Principal Only,
 Zero Coupon, 2/15/2019(b)                                  125,000     69,267
                                                                    ----------
                                                                     7,400,922
                                                                    ----------
WIRELINES - 2.6%
AT&T Corp., 8.000%, 11/15/2031                              150,000    183,338
Qwest Corp., 7.250%, 9/15/2025                               25,000     24,219
Qwest Corp., 7.500%, 6/15/2023                               25,000     24,750
                                                                    ----------
                                                                       232,307
                                                                    ----------
WIRELESS - 0.9%
Rogers Wireless, Inc., 6.375%, 3/01/2014                     80,000     79,700
                                                                    ----------

TOTAL BONDS AND NOTES
 (Identified Cost $9,259,381)                                        8,974,915
                                                                    ----------

                                                                                             SHARES                  VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 25.3%
State Street Securities Lending Quality Trust(c)                                          2,293,321               $  2,293,321
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,293,321)                                                                                        2,293,321
                                                                                                                  ------------

TOTAL INVESTMENTS - 124.5%
 (Identified Cost $11,552,702)(a)                                                                                   11,268,236
 Other assets less liabilities--(24.5)%                                                                            (2,215,675)
                                                                                                                  ------------

TOTAL NET ASSETS - 100.0%                                                                                         $  9,052,561
                                                                                                                  ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the unrealized depreciation on investments based on cost of $11,636,236 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $     27,377
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (395,377)
                                                                                                                  ------------
   Net unrealized depreciation                                                                                    $  (368,000)
                                                                                                                  ------------
(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Represents investments of security lending collateral.
   STRIPS: Separate Trading of Registered Interest and Principal of Securities
   Key to Abbreviations: ARS: Argentinean Peso; EUR: Euro; JPY: Japanese Yen; NOK: Norwegian Krone;
   SEK: Swedish Krona; USD: United States Dollar

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Treasuries               81.8%
                         Wirelines                 2.6
                         Sovereigns                2.2
                         Independent/Energy        2.0
                         Other, less than 2% each 10.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND



                                                        PRINCIPAL AMOUNT  VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - 88.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 77.5%

AEROSPACE & DEFENSE - 1.3%
Bombardier, Inc., 7.350%, 12/22/2026                CAD          600,000 $  487,139
Bombardier, Inc., 7.450%, 5/01/2034, 144A           USD        1,500,000  1,291,875
                                                                         ----------
                                                                          1,779,014
                                                                         ----------

AIRLINES - 0.4%
American Airlines, Inc., Series 93A6,
 8.040%, 9/16/2011                                                42,633     41,354
Continental Airlines, Inc., Series 2000-2, Class B,
 8.307%, 4/02/2018                                               349,842    339,347
Continental Airlines, Inc., Series 2001-1B,
 7.373%, 12/15/2015                                              215,105    212,954
                                                                         ----------
                                                                            593,655
                                                                         ----------

AUTOMOTIVE - 3.7%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                      350,000    358,315
Ford Motor Co., 6.375%, 2/01/2029(b)                             475,000    347,344
Ford Motor Credit Co., 5.700%, 1/15/2010                       1,425,000  1,316,482
Ford Motor Credit Co., 7.000%, 10/01/2013(b)                   1,415,000  1,312,891
GMAC Canada Ltd., 6.625%, 12/17/2010                GBP           25,000     45,814
GMAC International Finance BV,
 8.000%, 3/14/2007                                  NZD        1,250,000    810,696
GMAC LLC, 6.750%, 12/01/2014(b)                     USD          195,000    190,369
GMAC LLC, 7.500%, 12/01/2006                        NZD          250,000    162,253
GMAC LLC, 8.000%, 11/01/2031                        USD           35,000     36,595
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028                    700,000    586,250
                                                                         ----------
                                                                          5,167,009
                                                                         ----------

BANKING - 4.9%
Barclays Financial LLC, 4.100%, 3/22/2010, 144A     THB       52,000,000  1,319,401
Barclays Financial LLC, 4.160%, 2/22/2010, 144A               50,000,000  1,272,434
Barclays Financial LLC, 4.460%, 9/23/2010, 144A     KRW      520,000,000    550,911
Barclays Financial LLC, 5.500%,
 11/01/2010, 144A                                   THB       15,000,000    397,559
BNP Paribas SA, Zero Coupon Bond,
 6/13/2011, 144A                                    IDR   10,477,600,000    726,816
HSBC Bank USA, 3.310%, 8/25/2010, 144A              USD          500,000    503,600
JPMorgan Chase & Co., Zero Coupon Bond,
 5/17/2010, 144A                                    BRL        2,200,000    636,718
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                    IDR    6,846,018,000    483,784
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                           5,376,000,000    379,903
JPMorgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                                          9,533,078,500    701,094
                                                                         ----------
                                                                          6,972,220
                                                                         ----------

CHEMICALS - 4.8%
Borden, Inc., 7.875%, 2/15/2023                     USD        1,224,000  1,003,680
Borden, Inc., 9.200%, 3/15/2021                                2,541,000  2,363,130
Georgia Gulf Corp., 10.750%, 10/15/2016, 144A                    110,000    108,350
Hercules, Inc., 6.500%, 6/30/2029                                918,000    740,137
IMC Global, Inc., 7.300%, 1/15/2028                            1,405,000  1,222,350
IMC Global, Inc., 7.375%, 8/01/2018                              400,000    367,500
Koppers Holdings, Inc., (Step to 9.875% on
 11/15/2009), 0.000%, 11/15/2014(c)                            1,270,000    933,450
                                                                         ----------
                                                                          6,738,597
                                                                         ----------

                                                      PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONSTRUCTION MACHINERY - 1.0%
Great Lakes Dredge & Dock Corp.,
 7.750%, 12/15/2013                               USD          300,000 $  279,000
United Rentals North America, Inc.,
 7.000%, 2/15/2014(b)                                        1,190,000  1,118,600
                                                                       ----------
                                                                        1,397,600
                                                                       ----------
ELECTRIC - 3.8%
AES Corp., 7.750%, 3/01/2014                                 1,185,000  1,232,400
AES Corp., 8.375%, 3/01/2011                      GBP          405,000    773,468
Dynegy Holdings, Inc., 7.125%, 5/15/2018          USD          100,000     91,500
Dynegy Holdings, Inc., 7.625%, 10/15/2026                      220,000    200,750
Dynegy Holdings, Inc., 8.375%, 5/01/2016                       250,000    254,375
NGC Corporation Capital Trust I, Series B,
 8.316%, 6/01/2027                                           1,585,000  1,442,350
NRG Energy, Inc., 7.375%, 2/01/2016                            575,000    571,407
Quezon Power Philippines Co.,
 8.860%, 6/15/2017                                             430,000    432,150
TXU Corp., Series P, 5.550%, 11/15/2014                         45,000     42,515
TXU Corp., Series R, 6.550%, 11/15/2034                        300,000    282,562
                                                                       ----------
                                                                        5,323,477
                                                                       ----------

HEALTHCARE - 1.7%
HCA, Inc., 7.050%, 12/01/2027                                  750,000    538,211
HCA, Inc., 7.500%, 12/15/2023                                  170,000    131,818
HCA, Inc., 7.500%, 11/06/2033                                1,120,000    873,600
HCA, Inc., 7.580%, 9/15/2025                                   110,000     84,783
HCA, Inc., 7.690%, 6/15/2025                                   370,000    288,833
HCA, Inc., Series MTN, 7.750%, 7/15/2036                       155,000    120,049
Tenet Healthcare Corp., 6.875%, 11/15/2031(b)                  270,000    211,613
Tenet Healthcare Corp., 9.250%, 2/01/2015                      215,000    206,938
                                                                       ----------
                                                                        2,455,845
                                                                       ----------

HOME CONSTRUCTION - 2.5%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015              120,000    106,350
K. Hovnanian Enterprises, Inc.,
 6.250%, 1/15/2016(b)                                        1,123,000    988,240
K. Hovnanian Enterprises, Inc.,
 6.375%, 12/15/2014(b)                                         310,000    277,450
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014              272,000    248,880
K. Hovnanian Enterprises, Inc.,
 7.500%, 5/15/2016(b)                                          750,000    700,312
KB Home, 7.250%, 6/15/2018                                   1,260,000  1,207,898
                                                                       ----------
                                                                        3,529,130
                                                                       ----------

INDEPENDENT/ENERGY - 0.0%
Chesapeake Energy Corp., 6.500% , 8/15/2017                     65,000     60,938
                                                                       ----------

INTEGRATED/ENERGY - 1.9%
Cerro Negro Finance Ltd.,
 7.900%, 12/01/2020, 144A                                    1,450,000  1,344,875
Petrozuata Finance, Inc.,
 8.220%, 4/01/2017, 144A                                     1,435,000  1,399,125
                                                                       ----------
                                                                        2,744,000
                                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                      PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

LIFE INSURANCE - 1.6%
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                          SGD        3,700,000 $2,264,565
                                                                       ----------
MEDIA CABLE - 1.4%
NTL Cable PLC, 9.125%, 8/15/2016                  USD          685,000    707,262
NTL Cable Plc, 9.750%, 4/15/2014                  GBP          650,000  1,253,539
                                                                       ----------
                                                                        1,960,801
                                                                       ----------
NON-CAPTIVE CONSUMER - 0.7%
SLM Corp., 6.500%, 6/15/2010                      NZD        1,575,000  1,009,224
                                                                       ----------
NON-CAPTIVE DIVERSIFIED - 1.5%
General Electric Capital Corp., 6.500%, 9/28/2015            3,035,000  1,936,531
General Electric Capital Corp.,
 Series EMTN, 6.750%, 9/26/2016                                250,000    164,371
                                                                       ----------
                                                                        2,100,902
                                                                       ----------
OIL FIELD SERVICES - 1.4%
North America Energy Partners, Inc.,
 8.750%, 12/01/2011                               USD        2,015,000  2,009,963
                                                                       ----------
PACKAGING - 1.1%
Owens-Illinois, Inc., 7.800%, 5/15/2018                      1,555,000  1,477,250
                                                                       ----------
PAPER - 3.5%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008(b)               200,000    192,000
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                  250,000    203,125
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                  125,000     98,750
Bowater, Inc., 6.500%, 6/15/2013(b)                            250,000    221,875
Domtar, Inc., 5.375%, 12/01/2013                               640,000    547,200
Georgia-Pacific Corp., 7.375%, 12/01/2025                      105,000     99,225
Georgia-Pacific Corp., 7.750%, 11/15/2029                      655,000    628,800
Georgia-Pacific Corp., 8.000%, 1/15/2024                        70,000     68,950
Georgia-Pacific Corp., 8.875%, 5/15/2031                       615,000    639,600
Georgia-Pacific Corp., (Timber Group),
 7.250%, 6/01/2028                                           1,160,000  1,084,600
Jefferson Smurfit Corp., 7.500%, 6/01/2013                   1,310,000  1,208,475
                                                                       ----------
                                                                        4,992,600
                                                                       ----------
PHARMACEUTICALS - 1.3%
Elan Financial Plc, 7.750%, 11/15/2011                       1,940,000  1,889,075
                                                                       ----------
PIPELINES - 5.1%
Colorado Interstate Gas Co., 5.950%, 3/15/2015                  70,000     66,943
El Paso Corp., 6.375%, 2/01/2009                               320,000    319,200
El Paso Corp., 6.750%, 5/15/2009(b)                            465,000    467,325
El Paso Corp., 7.000%, 5/15/2011                               285,000    286,781
El Paso Corp., 7.750%, 6/15/2010                               300,000    310,500
El Paso Corp., 7.800%, 8/01/2031(b)                            500,000    512,500
Kinder Morgan, Inc., 5.150%, 3/01/2015                          50,000     44,927
Southern Natural Gas Co., 7.350%, 2/15/2031                     95,000     98,441
Tennessee Gas Pipeline Co.,
 7.000%, 10/15/2028(b)                                         830,000    826,650
Transcontinental Gas Pipe Line Corp.,
 6.400%, 4/15/2016, 144A                                     1,000,000    988,750
Williams Cos., Inc., 7.500%, 1/15/2031                       3,375,000  3,332,813
                                                                       ----------
                                                                        7,254,830
                                                                       ----------
RAILROADS - 0.2%
Missouri Pacific Railroad Co., 4.750%, 1/01/2020                30,000     26,198
Missouri Pacific Railroad Co., 5.000%, 1/01/2045               314,000    251,407
                                                                       ----------
                                                                          277,605
                                                                       ----------

                                                    PRINCIPAL AMOUNT   VALUE (+)
--------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

RETAILERS - 3.8%
Dillard's, Inc., 6.625%, 1/15/2018              USD          500,000 $   476,250
Dillard's, Inc., 7.000%, 12/01/2028                          350,000     319,813
Dillard's, Inc., 7.130%, 8/01/2018                           500,000     490,000
Dillard's, Inc., 7.750%, 7/15/2026                         1,500,000   1,443,750
Foot Locker, Inc., 8.500%, 1/15/2022                       1,579,000   1,492,155
Kellwood Co., 7.625%, 10/15/2017                             500,000     464,578
Toys R Us, 7.375%, 10/15/2018                                930,000     673,087
                                                                     -----------
                                                                       5,359,633
                                                                     -----------
SOVEREIGNS - 9.3%
Mexican Fixed Rate Bonds, Series M-20,
 8.000%, 12/07/2023                             MXN        9,500,000     825,050
Mexican Fixed Rate Bonds, Series MI-10,
 9.000%, 12/20/2012                                       36,500,000   3,451,133
Republic of Argentina, Zero Coupon Bond,
 12/15/2035(e)                                  USD          720,705      71,638
Republic of Argentina, 5.590%, 8/03/2012(e)                  170,625     135,082
Republic of Argentina, 8.280%, 12/31/2033(b)(f)              270,201     260,068
Republic of Brazil, 8.250%, 1/20/2034(b)(f)                3,325,000   3,823,750
Republic of Brazil, 10.250%, 6/17/2013                       700,000     854,700
Republic of Peru, 5.000%, 3/07/2017(e)                       264,000     259,380
Republic of South Africa, 12.500%, 12/21/2006   ZAR          455,000      58,838
Republic of South Africa, 13.000%, 8/31/2010               8,190,000   1,201,042
Republic of Uruguay, 7.625%, 3/21/2036          USD        1,150,000   1,147,125
Republic of Uruguay, 7.875%, 1/15/2033(f)                  1,068,097   1,105,480
                                                                     -----------
                                                                      13,193,286
                                                                     -----------
SUPERMARKETS - 1.5%
Albertson's, Inc., 6.625%, 6/01/2028                         240,000     205,911
Albertson's, Inc., 7.450%, 8/01/2029                       1,210,000   1,120,775
Albertson's, Inc., 8.000%, 5/01/2031                         480,000     466,614
Albertson's, Inc., 8.700%, 5/01/2030                         180,000     181,493
American Stores Co., 8.000%, 6/01/2026                       110,000     111,444
                                                                     -----------
                                                                       2,086,237
                                                                     -----------
SUPRANATIONAL - 2.5%
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                    BRL       11,000,000   3,516,074
                                                                     -----------
TECHNOLOGY - 8.2%
Affiliated Computer Services, Inc.,
 5.200%, 6/01/2015                              USD          100,000      92,250
Amkor Technology, Inc., 7.125%, 3/15/2011(b)                 350,000     322,000
Amkor Technology, Inc., 7.750%, 5/15/2013                    775,000     711,062
Amkor Technology, Inc., 10.500%, 5/01/2009                    99,000      99,495
Corning, Inc., 6.850%, 3/01/2029                             701,000     733,934
Hynix Semiconductor, Inc., 9.875%,
 7/01/2012, 144A(b)                                          250,000     272,500
Lucent Technologies, Inc., 6.450%, 3/15/2029               4,115,000   3,662,350
Nortel Networks Corp., 6.875%, 9/01/2023                   1,000,000     825,000
Nortel Networks Ltd., 10.125%, 7/15/2013, 144A               600,000     633,000
Northern Telecom Capital Corp.,
 7.875%, 6/15/2026                                         1,975,000   1,718,250
Xerox Corp., 6.400%, 3/15/2016                             2,500,000   2,487,500
                                                                     -----------
                                                                      11,557,341
                                                                     -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                        PRINCIPAL AMOUNT    VALUE (+)
-------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TRANSPORTATION SERVICES - 4.3%
American President Cos., Ltd.,
 8.000%, 1/15/2024(g)                               USD        2,685,000 $  2,416,500
Atlas Air, Inc., Series 1999-1, Class A1,
 7.200%, 1/02/2019                                               252,085      250,194
Atlas Air, Inc., Series 1999-1B,
 7.630%, 1/02/2015(h)                                            397,855      413,769
Atlas Air, Inc., Series 1999-1C,
 8.770%, 1/02/2011(h)                                            399,542      345,604
Atlas Air, Inc., Series 2000-1,
 9.702%, 1/02/2008(h)                                             40,344       34,091
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(h)                2,207,572    2,317,950
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(h)                  289,324      232,906
                                                                         ------------
                                                                            6,011,014
                                                                         ------------
WIRELINES - 4.1%
Hawaiian Telcom Communications, Inc.,
 12.500%, 5/01/2015                                               50,000       52,500
Level 3 Communications, Inc.,
 11.500%, 3/01/2010(b)                                             5,000        5,138
Philippine Long Distance Telephone Co.,
 8.350%, 3/06/2017                                             1,100,000    1,201,750
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                  964,000      872,420
Qwest Capital Funding, Inc.,
 6.875%, 7/15/2028(b)                                            800,000      716,000
Qwest Capital Funding, Inc.,
 7.000%, 8/03/2009(b)                                            400,000      402,000
Qwest Capital Funding, Inc.,
 7.250%, 2/15/2011(b)                                            400,000      400,000
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                   290,000      280,937
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                 1,550,000    1,495,750
Qwest Communications International, Inc.,
 Series B, 7.250%, 11/01/2008                                     25,000       25,000
Qwest Corp., 6.875%, 9/15/2033(b)                                190,000      173,375
Qwest Corp., 7.250%, 9/15/2025                                    15,000       14,531
Qwest Corp., 7.250%, 10/15/2035                                  225,000      213,188
                                                                         ------------
                                                                            5,852,589
                                                                         ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $100,527,992)                                           109,574,474
                                                                         ------------

CONVERTIBLE BONDS - 11.1%

HEALTHCARE - 0.2%
CONMED Corp., 2.500%, 11/15/2024                                 225,000      194,906
Invitrogen Corp., 1.500%, 2/15/2024                              150,000      130,125
                                                                         ------------
                                                                              325,031
                                                                         ------------
MEDIA NON-CABLE - 0.1%
Sinclair Broadcast Group, Inc., (Step to 2.000% on
 1/15/2011), 4.875%, 7/15/2018(c)                                155,000      137,756
                                                                         ------------
PHARMACEUTICALS - 5.9%
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008                 1,005,000      964,800
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                    230,000      147,200
Human Genome Sciences, Inc., 2.250%, 8/15/2012                   200,000      184,500
Incyte Corp., 3.500%, 2/15/2011                                1,100,000      834,625

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

PHARMACEUTICALS - CONTINUED
IVAX Corp., 4.500%, 5/15/2008                    USD           55,000 $     55,206
Nektar Therapeutics, 3.250%, 9/28/2012, 144A                  350,000      342,125
Nektar Therapeutics, 3.500%, 10/17/2007                       940,000      911,800
Regeneron Pharmaceuticals, Inc.,
 5.500%, 10/17/2008                                         1,600,000    1,576,000
Valeant Pharmaceuticals International,
 3.000%, 8/16/2010                                          1,230,000    1,162,350
Valeant Pharmaceuticals International,
 4.000%, 11/15/2013                                           965,000      905,894
Vertex Pharmaceuticals, Inc.,
 5.750%, 2/15/2011, 144A                                      540,000    1,221,750
                                                                      ------------
                                                                         8,306,250
                                                                      ------------
TECHNOLOGY - 2.8%
Amkor Technology, Inc., 5.000%, 3/15/2007(b)                  900,000      846,000
Kulicke & Soffa Industries, Inc.,
 0.500%, 11/30/2008                                           595,000      519,137
Kulicke & Soffa Industries, Inc.,
 1.000%, 6/30/2010                                            350,000      329,875
Maxtor Corp., 5.750%, 3/01/2012(g)                          1,792,000    1,648,640
Nortel Networks Corp., 4.250%, 9/01/2008                      425,000      405,875
Richardson Electric Ltd., 7.750%,
 12/15/2011, 144A                                             132,000      119,130
                                                                      ------------
                                                                         3,868,657
                                                                      ------------
TEXTILE - 0.4%
Dixie Yarns, Inc., 7.000%, 5/15/2012                           25,000       23,719
Kellwood Co.,(Step to 0.000% on 6/16/2011),
 3.500%, 6/15/2034(b)(c)                                      600,000      537,000
                                                                      ------------
                                                                           560,719
                                                                      ------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)                                          75,000           --
                                                                      ------------
WIRELINES - 1.7%
Level 3 Communications, Inc., 2.875%, 7/15/2010             1,900,000    1,916,625
Level 3 Communications, Inc.,
 6.000%, 9/15/2009(b)                                         445,000      399,944
Level 3 Communications, Inc.,
 6.000%, 3/15/2010(b)                                         105,000       92,269
                                                                      ------------
                                                                         2,408,838
                                                                      ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $14,088,800)                                          15,607,251
                                                                      ------------

TOTAL BONDS AND NOTES
 (Identified Cost $114,616,792)                                        125,181,725
                                                                      ------------

                                                               SHARES
----------------------------------------------------------------------------------
COMMON STOCKS - 6.3%

BIOTECHNOLOGY - 1.1%
Vertex Pharmaceuticals, Inc.(h)                                46,443    1,562,807
                                                                      ------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                         SHARES  VALUE (+)
--------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

COMMUNICATION EQUIPMENT - 1.2%
Corning, Inc.(h)                                         69,766 $1,702,988
                                                                ----------
FOOD - 0.1%
ConAgra Foods, Inc.                                       3,100     75,888
                                                                ----------
HOME CONSTRUCTION - 0.2%
KB Home(b)                                                6,775    296,745
                                                                ----------
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Apartment Investment & Management Co.                     4,275    232,603
Associated Estates Realty Corp.(b)                       32,565    503,780
Developers Diversified Realty Corp.                       7,125    397,290
                                                                ----------
                                                                 1,133,673
                                                                ----------
WIRELINES - 2.9%
Philippine Long Distance Telephone Co., ADR(b)           95,514  4,160,590
                                                                ----------

TOTAL COMMON STOCKS
 (Identified Cost $3,633,202)                                    8,932,691
                                                                ----------

PREFERRED STOCKS - 3.3%

CONVERTIBLE PREFERRED STOCKS - 3.3%

CONSTRUCTION MACHINERY - 0.2%
United Rentals Trust, 6.500%                              5,367    250,907
                                                                ----------
ELECTRIC - 0.6%
AES Trust III, 6.750%                                    15,975    781,178
                                                                ----------
ELECTRIC UTILITIES - 0.1%
CMS Energy Trust I, 7.750%                                4,150    206,981
                                                                ----------
HOTELS, RESTAURANTS & LEISURE - 0.6%
Six Flags, Inc., 7.250%(b)                               38,950    829,635
                                                                ----------
LODGING - 0.0%
Felcor Lodging Trust, Inc., Series A, 1.950%(b)           1,100     27,401
                                                                ----------
PACKAGING - 1.0%
Owens-Illinois, Inc., 4.750%                             40,800  1,430,040
                                                                ----------
PIPELINES - 0.1%
El Paso Energy Capital Trust I, 4.750%                    2,500     93,075
                                                                ----------
TECHNOLOGY - 0.7%
Lucent Technologies Capital Trust, 7.750%                 1,000  1,021,875
                                                                ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $4,308,758)                                    4,641,092
                                                                ----------

NON-CONVERTIBLE PREFERRED STOCKS - 0.0%
KN Capital Trust III, 7.630% (Identified Cost $9,220)    10,000      9,364
                                                                ----------

TOTAL PREFERRED STOCKS
 (Identified Cost $4,317,978)                                    4,650,456
                                                                ----------

CLOSED END INVESTMENT COMPANIES - 0.8%
High Income Opportunity Fund, Inc.                       90,125    574,096
Managed High Income Portfolio, Inc.(b)                   93,550    582,818
                                                                ----------

TOTAL CLOSED END INVESTMENT COMPANIES
 (Identified Cost $1,101,609)                                    1,156,914
                                                                ----------

                                                                                        PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 11.8%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/29/06 at 3.450% to be
repurchased at $2,571,739 on 10/02/06 collateralized by
$2,095,000 U.S. Treasury Bond, 6.875% due 8/15/25
with a value of $2,645,152, including accrued interest
(Note 2h)                                                                                    $ 2,571,000


                                                                                                  SHARES
-----------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(i)                                              14,103,418


TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $16,674,418)


TOTAL INVESTMENTS - 110.8%
 (Identified Cost $140,343,999)(a)
 Other assets less liabilities--(10.8)%


TOTAL NET ASSETS - 100.0%


+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on investments based on cost of $140,483,412 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value

   Net unrealized appreciation

                                                                            VALUE (+)
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 11.8%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/29/06 at 3.450% to be
repurchased at $2,571,739 on 10/02/06 collateralized by
$2,095,000 U.S. Treasury Bond, 6.875% due 8/15/25
with a value of $2,645,152, including accrued interest
(Note 2h)                                                               $   2,571,000
                                                                        -------------


-------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(i)                           14,103,418
                                                                        -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $16,674,418)                                             16,674,418
                                                                        -------------

TOTAL INVESTMENTS - 110.8%
 (Identified Cost $140,343,999)(a)                                        156,596,204
 Other assets less liabilities--(10.8)%                                  (15,278,438)
                                                                        -------------

TOTAL NET ASSETS - 100.0%                                               $ 141,317,766
                                                                        -------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on investments based on cost of $140,483,412 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost    $  17,694,154
   Aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value      (1,581,362)
                                                                        -------------
   Net unrealized appreciation                                                                                      $  16,112,792
                                                                        -------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Step Bond: Coupon is a fixed rate for an initial period and then resets at a specific date and rate.
(d)Non-income producing security due to default or bankruptcy filing
(e)Variable rate security. Rate as of September 30, 2006 is disclosed.
(f)Payment-in-Kind security.
(g)Illiquid security.
(h)Non-income producing security.
(i)Represents investment of security lending collateral.
   Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; GBP:
   British Pound; IDR: Indonesian Rupiah; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; SGD: Singapore Dollar; THB: Thailand Baht;
   USD: United States Dollar; ZAR: South African Rand
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $16,958,265 or 12.00% of total net assets.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Technology               11.7%
                         Sovereigns                9.3
                         Wirelines                 8.7
                         Pharmaceuticals           7.2
                         Pipelines                 5.2
                         Banking                   4.9
                         Chemicals                 4.8
                         Electric                  4.4
                         Transportation Services   4.3
                         Retailers                 3.8
                         Automotive                3.7
                         Paper                     3.5
                         Home Construction         2.7
                         Supranational             2.5
                         Packaging                 2.1
                         Other, less than 2% each 20.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND


                                                         PRINCIPAL AMOUNT  VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - 97.4% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 97.4%

AGENCIES - 1.0%
Pemex Project Funding Master Trust,
 6.125%, 8/15/2008                                   USD          400,000 $  402,400
                                                                          ----------
ASSET-BACKED SECURITIES - 2.6%
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A2, 3.872%, 3/25/2020                      269,390    265,157
Countrywide Asset Backed Certificates,
 Series 2004-S1, Class A3, 4.615%, 2/25/2035                      135,000    130,641
Countrywide Asset-Backed Certificates,
 Series 2006-S1, Class A2, 5.549%, 8/25/2021                      410,000    409,288
Navistar Financial Corp. Owner Trust,
 Series 2004-B, Class A4, 3.530%, 10/15/2012                      280,000    271,591
                                                                          ----------
                                                                           1,076,677
                                                                          ----------
AUTOMOTIVE - 6.4%
Americredit Automobile Receivables Trust,
 Series 2004-DF, Class A4, 3.430%, 7/06/2011                      130,000    126,691
Capital Auto Receivables Asset Trust, Series 2004-2,
 Class A3, 3.580%, 1/15/2009                                      365,000    359,643
Capital Auto Receivables Asset Trust, Series 2004-2,
 Class A4, 3.750%, 7/15/2009                                       25,000     24,512
DaimlerChrysler Auto Trust, Series 2004-C,
 Class A4, 3.280%, 12/08/2009                                     250,000    244,295
Ford Credit Auto Owner Trust, 4.380%, 1/15/2010                   355,000    350,855
Ford Motor Credit Co., 7.000%, 10/01/2013(b)                      235,000    218,042
Honda Auto Receivables Owner Trust,
 Series 2004-3, Class A4, 3.280%, 2/18/2010                       285,000    277,664
USAA Auto Owner Trust, Series 2004-3, Class A4,
 3.530%, 6/15/2011                                                415,000    406,083
USAA Auto Owner Trust, Series 2006-1, Class A3,
 5.010%, 9/15/2010                                                175,000    174,805
WFS Financial Owner Trust, Series 2004-2,
 Class A4, 3.540%, 11/21/2011                                     500,000    492,302
                                                                          ----------
                                                                           2,674,892
                                                                          ----------
BANKING - 5.2%
Bank of America Corp., 6.250%, 4/01/2008                          435,000    441,282
Capital One Bank, 5.125%, 2/15/2014                               310,000    302,607
Citigroup, Inc., 3.500%, 2/01/2008                                115,000    112,542
Citigroup/Deutsche Bank Commercial Mortgage,
 Series 2006-CD2, Class A2, 5.408%, 1/15/2046                     140,000    141,138
HSBC Finance Corp., 4.750%, 4/15/2010(b)                          525,000    518,014
JPMorgan Chase & Co., 5.600%, 6/01/2011                           465,000    472,819
Wachovia Corp., 4.375%, 6/01/2010                                 210,000    205,009
                                                                          ----------
                                                                           2,193,411
                                                                          ----------
BROKERAGE - 1.9%
Goldman Sachs Group, Inc., 4.500%, 6/15/2010                      300,000    293,138
Merrill Lynch & Co., Inc., Series C,
 4.250%, 2/08/2010                                                215,000    208,837
Morgan Stanley, 5.300%, 3/01/2013                                 310,000    309,523
                                                                          ----------
                                                                             811,498
                                                                          ----------

                                                    PRINCIPAL AMOUNT  VALUE (+)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

BUILDING MATERIALS - 0.5%
American Standard, Inc., 7.625%, 2/15/2010(b)   USD          190,000 $  200,485
                                                                     ----------
CONSTRUCTION MACHINERY - 0.6%
Caterpillar Financial Services Corp.,
 3.100%, 5/15/2007                                           235,000    231,757
                                                                     ----------
CREDIT CARD - 0.3%
Chase Issuance Trust, 3.220%, 6/15/2010                      110,000    107,819
                                                                     ----------
ELECTRIC - 3.2%
Dominion Resources, Inc., 4.125%, 2/15/2008                  300,000    295,215
Duke Energy Co., 5.625%, 11/30/2012                          300,000    304,270
Exelon Generation Co., LLC, 6.950%, 6/15/2011                300,000    318,027
FirstEnergy Corp., Series B, 6.450%, 11/15/2011              400,000    417,270
                                                                     ----------
                                                                     1,334,782
                                                                     ----------
ENTERTAINMENT - 1.0%
Time Warner, Inc., 6.150%, 5/01/2007                         400,000    401,568
                                                                     ----------
FOOD & BEVERAGE - 0.7%
HJ Heinz Finance Co., 6.000%, 3/15/2012(b)                   100,000    101,754
Kraft Food, Inc., 5.250%, 6/01/2007                          200,000    199,666
                                                                     ----------
                                                                        301,420
                                                                     ----------
HEALTHCARE - 3.0%
Aetna, Inc., 7.875%, 3/01/2011                               350,000    383,922
Boston Scientific Corp., 6.000%, 6/15/2011                   205,000    206,224
HCA, Inc., 5.250%, 11/06/2008                                400,000    395,000
Wellpoint, Inc., 3.750%, 12/14/2007                          185,000    181,414
Wellpoint, Inc., 5.250%, 1/15/2016                            95,000     93,081
                                                                     ----------
                                                                     1,259,641
                                                                     ----------
HOME CONSTRUCTION - 0.5%
D.R. Horton, Inc., 5.375%, 6/15/2012                         215,000    205,326
                                                                     ----------
INDEPENDENT/ENERGY - 1.6%
Anadarko Petroleum Corp., 5.950%, 9/15/2016                  205,000    207,449
XTO Energy, Inc., 4.900%, 2/01/2014                          500,000    475,795
                                                                     ----------
                                                                        683,244
                                                                     ----------
INDUSTRIAL OTHER - 0.6%
IDEX Corp., 6.875%, 2/15/2008                                250,000    252,408
                                                                     ----------
INTEGRATED/ENERGY - 0.6%
Phillips Petroleum Co., 6.375%, 3/30/2009                    250,000    257,008
                                                                     ----------
MEDIA CABLE - 1.0%
Comcast Cable Communications,
 7.125%, 6/15/2013                                           190,000    204,844
Cox Communications, Inc., 5.450%, 12/15/2014                 215,000    207,680
                                                                     ----------
                                                                        412,524
                                                                     ----------
MEDIA NON-CABLE - 1.7%
News America, Inc., 6.625%, 1/09/2008                        400,000    406,396
Walt Disney Co., 5.700%, 7/15/2011                           305,000    310,711
                                                                     ----------
                                                                        717,107
                                                                     ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                     PRINCIPAL AMOUNT   VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - 27.7%
Banc of America Commercial Mortgage, Inc.,
 Series 2006-2, Class A4, 5.741%, 5/10/2045(c)   USD          200,000 $   207,076
Federal Home Loan Mortgage Corp.,
 4.593%, 1/01/2035(c)(e)                                      842,728     845,529
Federal Home Loan Mortgage Corp.,
 5.000%, 8/15/2024                                            778,779     773,476
Federal Home Loan Mortgage Corp.,
 5.500%, 3/01/2013                                             19,286      19,365
Federal Home Loan Mortgage Corp.,
 6.000%, 11/01/2012                                            31,650      31,902
Federal Home Loan Mortgage Corp.,
 6.000%, 6/01/2035                                            373,132     375,853
Federal National Mortgage Association,
 5.000%, 1/01/2019                                            433,809     427,460
Federal National Mortgage Association,
 5.000%, 2/01/2019                                            649,912     639,517
Federal National Mortgage Association,
 5.000%, 12/01/2019                                         1,792,750   1,764,077
Federal National Mortgage Association,
 5.000%, 4/01/2020                                          1,103,351   1,084,500
Federal National Mortgage Association,
 5.500%, 1/01/2017                                             76,915      77,135
Federal National Mortgage Association,
 5.500%, 1/01/2017                                             89,252      89,450
Federal National Mortgage Association,
 5.500%, 2/01/2017                                             46,505      46,637
Federal National Mortgage Association,
 5.500%, 8/01/2017                                          1,029,398   1,031,684
Federal National Mortgage Association,
 5.500%, 9/01/2017                                            227,795     228,301
Federal National Mortgage Association,
 5.500%, 1/01/2020                                          1,644,231   1,645,576
Federal National Mortgage Association,
 5.500%, 3/01/2020                                            772,378     772,305
GS Mortgage Securities Corporation II,
 Series 2005-GG4, Class A4A, 4.751%, 7/10/2039                205,000     197,033
JPMorgan Chase Commercial Mortgage Securities
 Corp., Series 2006-LDP7, Class A2,
 6.052%, 4/15/2045(c)                                         365,000     376,037
LB UBS Commercial Mortgage Trust,
 Series 2005-C3, Class A3, 4.647%, 7/15/2030                  230,000     224,545
Merrill Lynch/Countrywide Commercial Mortgage
 Trust, Series 2006-2, Class A4,
 5.910%, 6/12/2046(c)                                         210,000     219,606
Morgan Stanley Capital I, Series 2005-T19,
 Class A4A, 4.890%, 6/12/2047                                 330,000     319,957
Morgan Stanley Capital I, Series 2006-T23,
 Class A2, 5.741%, 8/12/2041(c)                               205,000     210,237
Nomura Asset Securities Corp., 6.280%, 3/15/2030                2,732       2,731
                                                                      -----------
                                                                       11,609,989
                                                                      -----------
NON-CAPTIVE CONSUMER - 2.0%
American General Finance Corp.,
 2.750%, 6/15/2008                                            350,000     336,043
Residential Capital Corp., 6.375%, 6/30/2010                  500,000     505,889
                                                                      -----------
                                                                          841,932
                                                                      -----------

                                                      PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

NON-CAPTIVE DIVERSIFIED - 3.0%
CIT Group, Inc., 3.375%, 4/01/2009(b)             USD          450,000 $  431,231
General Electric Capital Corp., 2.800%, 1/15/2007              150,000    148,968
General Electric Capital Corp., 3.500%, 8/15/2007              250,000    246,454
International Lease Finance Corp.,
 5.750%, 6/15/2011(b)                                          405,000    412,490
                                                                       ----------
                                                                        1,239,143
                                                                       ----------
PHARMACEUTICALS - 0.4%
Caremark RX, Inc., 7.375%, 10/01/2006                          180,000    180,000
                                                                       ----------
PIPELINES - 0.5%
Kinder Morgan, Inc., 6.500%, 9/01/2012                         210,000    210,172
                                                                       ----------
RAILROADS - 1.7%
Burlington Northern Santa Fe Corp.,
 6.125%, 3/15/2009                                             205,000    209,086
CSX Corp., 6.750%, 3/15/2011                                   195,000    205,749
Union Pacific Corp., 3.875%, 2/15/2009                         300,000    290,964
                                                                       ----------
                                                                          705,799
                                                                       ----------
REAL ESTATE INVESTMENT TRUSTS - 4.2%
American Health Properties, Inc.,
 7.500%, 1/15/2007                                             275,000    276,617
Colonial Realty LP, 4.750%, 2/01/2010                           55,000     53,580
EOP Operating LP, 4.650%, 10/01/2010                           320,000    310,469
iStar Financial, Inc., 5.150%, 3/01/2012                       350,000    341,463
ProLogis Trust, 5.500%, 4/01/2012                              400,000    399,139
Simon Property Group LP, 3.750%, 1/30/2009                     400,000    386,174
                                                                       ----------
                                                                        1,767,442
                                                                       ----------
RETAILERS - 1.3%
CVS Corp., 5.750%, 8/15/2011                                   200,000    202,603
J.C. Penney Co., Inc., 7.600%, 4/01/2007(b)                    350,000    353,514
                                                                       ----------
                                                                          556,117
                                                                       ----------
SOVEREIGNS - 0.9%
United Mexican States, 4.625%, 10/08/2008                      400,000    394,600
                                                                       ----------
SUPERMARKETS - 1.1%
Kroger Co., 6.200%, 6/15/2012                                  345,000    353,664
Kroger Co., 6.750%, 4/15/2012                                  115,000    120,884
                                                                       ----------
                                                                          474,548
                                                                       ----------
TECHNOLOGY - 1.8%
Arrow Electronics, Inc., 7.000%, 1/15/2007                     350,000    351,290
Corning, Inc., 6.200%, 3/15/2016                                45,000     46,031
Jabil Circuit, Inc., 5.875%, 7/15/2010                         350,000    353,154
                                                                       ----------
                                                                          750,475
                                                                       ----------
TRANSPORTATION SERVICES - 1.0%
ERAC USA Finance Co.,
 6.800%, 2/15/2008, 144A                                       200,000    202,836
ERAC USA Finance Co.,
 7.350%, 6/15/2008, 144A                                       200,000    206,282
                                                                       ----------
                                                                          409,118
                                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                                                   PRINCIPAL AMOUNT                  VALUE (+)
------------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

TREASURIES - 14.8%
U.S. Treasury Notes, 2.625%, 5/15/2008                           USD                      1,175,000               $  1,136,537
U.S. Treasury Notes, 3.000%, 11/15/2007                                                     420,000                    411,469
U.S. Treasury Notes, 3.875%, 2/15/2013                                                    1,315,000                  1,263,068
U.S. Treasury Notes, 4.000%, 2/15/2015                                                      995,000                    952,441
U.S. Treasury Notes, 4.500%, 11/15/2015                                                   2,445,000                  2,421,313
                                                                                                                  ------------
                                                                                                                     6,184,828
                                                                                                                  ------------
WIRELESS - 0.2%
New Cingular Wireless Services, Inc.,
 7.500%, 5/01/2007(b)                                                                       100,000                    101,162
                                                                                                                  ------------
WIRELINES - 4.4%
AT&T, Inc., 5.100%, 9/15/2014                                                               170,000                    164,253
AT&T, Inc., 5.300%, 11/15/2010                                                              280,000                    279,176
Embarq Corp., 7.995%, 6/01/2036                                                             205,000                    217,075
Qwest Corp., 5.625%, 11/15/2008                                                             110,000                    109,175
Sprint Capital Corp., 6.375%, 5/01/2009                                                     830,000                    850,029
Verizon Virginia, Inc., 4.625%, 3/15/2013                                                   225,000                    209,415
                                                                                                                  ------------
                                                                                                                     1,829,123
                                                                                                                  ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $41,082,770)                                                                                      40,778,415
                                                                                                                  ------------

TOTAL BONDS AND NOTES
 (Identified Cost $41,082,770)                                                                                      40,778,415
                                                                                                                  ------------

SHORT-TERM INVESTMENTS - 6.9%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/29/06 at 3.450% to
be repurchased at $641,184 on 10/02/06
collateralized by $535,000 U.S. Treasury Bond,
6.500% due 11/15/26 with value of $672,631,
including accrued interest (Note 2h)                                                        641,000                    641,000
                                                                                                                  ------------

                                                                                             SHARES
------------------------------------------------------------------------------------------------------------------------------
States Street Securities Lending Quality Trust(d)                                         2,237,268                  2,237,268
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,878,268)                                                                                        2,878,268
                                                                                                                  ------------

TOTAL INVESTMENTS - 104.3%
 (Identified Cost $43,961,038)(a)                                                                                   43,656,683
 Other assets less liabilities--(4.3)%                                                                             (1,805,505)
                                                                                                                  ------------

TOTAL NET ASSETS - 100.0%                                                                                         $ 41,851,178
                                                                                                                  ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the unrealized depreciation on investments based on cost of $44,136,253 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $    209,671
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (689,241)
                                                                                                                  ------------
   Net unrealized depreciation                                                                                    $  (479,570)
                                                                                                                  ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Variable rate security. Rate as of September 30, 2006 is disclosed.
(d)Represents investment of security lending collateral.

(e)Delayed Delivery.
   Key to Abbreviations: USD: United States Dollar
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $409,118 or 0.98% of total net assets.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                      Mortgage Related              27.7%
                      Treasuries                    14.8
                      Automotive                     6.4
                      Banking                        5.2
                      Wirelines                      4.4
                      Real Estate Investment Trusts  4.2
                      Electric                       3.2
                      Healthcare                     3.0
                      Non-Captive Diversified        3.0
                      Asset-Backed Securities        2.6
                      Non-Captive Consumer           2.0
                      Other, less than 2% each      20.9

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND


                                                      PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - 96.5% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 92.3%

AGENCIES - 0.3%
Pemex Project Funding Master Trust,
 8.625%, 2/01/2022                                USD          500,000 $   600,500
                                                                       -----------
AIRLINES - 2.0%
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A                 3,455,000   3,472,289
                                                                       -----------
ASSET-BACKED SECURITIES - 1.4%
Community Program Loan Trust, Series 1987-A,
 Class A5, 4.500%, 4/01/2029                                 2,500,000   2,347,763
                                                                       -----------
AUTOMOTIVE - 2.8%
Ford Motor Co., 6.375%, 2/01/2029(c)                         2,665,000   1,948,781
Ford Motor Credit Co., 7.375%, 10/28/2009                      150,000     145,771
GMAC Australia, 6.500%, 8/10/2007                 AUD          450,000     324,265
GMAC LLC, 5.625%, 5/15/2009                       USD        2,500,000   2,437,927
                                                                       -----------
                                                                         4,856,744
                                                                       -----------
BANKING - 9.6%
BAC Capital Trust VI, 5.625%, 3/08/2035                      1,045,000     969,045
Barclays Financial LLC, 4.060%, 9/16/2010, 144A   KRW      940,000,000     985,945
Barclays Financial LLC, 4.100%, 3/22/2010, 144A   THB       71,000,000   1,801,489
Barclays Financial LLC, 4.160%, 2/22/2010, 144A             70,000,000   1,781,408
Barclays Financial LLC, 4.460%, 9/23/2010, 144A   KRW    1,950,000,000   2,065,918
BNP Paribas SA, Zero Coupon Bond, 6/13/2011, 144A IDR    7,484,000,000     519,154
Citibank NA, 15.000%, 7/02/2010, 144A             BRL        4,000,000   1,998,915
FleetBoston Financial Corp., 7.375%, 12/01/2009   USD          175,000     186,302
HSBC Bank USA, 3.310%, 8/25/2010, 144A                       2,000,000   2,014,400
JPMorgan Chase & Co., Zero Coupon Bond,
 5/17/2010, 144A                                  BRL        8,035,000   2,325,468
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                  IDR    8,972,574,000     634,060
JPMorgan Chase & Co., Zero Coupon Bond,
 3/28/2011, 144A                                         5,376,000,000     379,903
JPMorgan Chase London, Zero Coupon Bond,
 10/21/2010, 144A                                        9,533,078,500     701,094
Wachovia Corp., 3.500%, 8/15/2008                 USD          150,000     145,565
Wells Fargo & Co., 6.375%, 8/01/2011                           175,000     183,865
                                                                       -----------
                                                                       16,692,531
                                                                       -----------
BEVERAGES - 0.7%
Cia Brasileira de Bebidas, 8.750%, 9/15/2013                 1,025,000   1,181,313
                                                                       -----------
CHEMICALS - 1.5%
Lubrizol Corp., 6.500%, 10/01/2034                           1,680,000   1,692,983
Methanex Corp., 6.000%, 8/15/2015                              980,000     938,197
                                                                       -----------
                                                                         2,631,180
                                                                       -----------
ELECTRIC - 2.1%
Commonwealth Edison Co., 4.700%, 4/15/2015                     555,000     518,510
Commonwealth Edison Co., 4.750%, 12/01/2011(d)                  61,000      58,844
Commonwealth Edison Co., 5.875%, 2/01/2033                   1,180,000   1,153,465
Dominion Resources, Inc., 5.950%, 6/15/2035                    385,000     373,832
Empresa Nacional de Electricidad SA
 (Endesa-Chile), 7.875%, 2/01/2027                           1,000,000   1,108,368
MidAmerican Energy Holdings Co.,
 6.125%, 4/01/2036, 144A                                       445,000     449,807
                                                                       -----------
                                                                         3,662,826
                                                                       -----------

                                                       PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

ENTERTAINMENT - 1.7%
Time Warner, Inc., 6.625%, 5/15/2029               USD          870,000 $   869,816
Time Warner, Inc., 6.950%, 1/15/2028                            375,000     386,533
Time Warner, Inc., 7.625%, 4/15/2031                            245,000     270,644
Time Warner, Inc., 7.700%, 5/01/2032                            160,000     178,678
Viacom, Inc., Class B, 6.875%, 4/30/2036, 144A                1,325,000   1,309,879
                                                                        -----------
                                                                          3,015,550
                                                                        -----------
FOREIGN LOCAL GOVERNMENTS - 11.7%
Province of Alberta, 5.000%, 12/16/2008            CAD        2,000,000   1,825,149
Province of Alberta, 5.930%, 9/16/2016                          505,375     487,222
Province of British Columbia, 5.250%, 12/01/2006                600,000     537,630
Province of British Columbia, 6.000%, 6/09/2008               3,175,000   2,927,703
Province of British Columbia, 6.250%, 12/01/2009                290,000     276,163
Province of Manitoba, 5.750%, 6/02/2008                       5,575,000   5,120,072
Province of Ontario, 3.875%, 3/08/2008                        6,800,000   6,062,966
Province of Ontario, 5.700%, 12/01/2008                       3,390,000   3,135,754
                                                                        -----------
                                                                        20,372,659
                                                                        -----------
GOVERNMENT AGENCIES - 0.2%
Federal National Mortgage Association,
 5.000%, 2/01/2018                                 USD          157,370     155,169
Federal National Mortgage Association,
 5.500%, 9/01/2016                                              116,584     116,916
Federal National Mortgage Association,
 6.000%, 10/01/2028                                              31,204      31,525
Federal National Mortgage Association,
 6.500%, 2/01/2011                                               10,311      10,445
                                                                        -----------
                                                                            314,055
                                                                        -----------
HEALTHCARE - 0.7%
HCA, Inc., 5.750%, 3/15/2014                                  1,000,000     785,000
HCA, Inc., 6.250%, 2/15/2013                                    150,000     125,250
HCA, Inc., 7.050%, 12/01/2027                                   100,000      71,762
HCA, Inc., 7.750%, 7/15/2036                                    250,000     193,627
                                                                        -----------
                                                                          1,175,639
                                                                        -----------
HOME CONSTRUCTION - 5.4%
Centex Corp., 5.250%, 6/15/2015                                 380,000     355,005
Lennar Corp., 5.600%, 5/31/2015                               1,250,000   1,188,746
Lennar Corp., 6.500%, 4/15/2016, 144A                           770,000     774,155
Pulte Homes, Inc., 5.200%, 2/15/2015(c)                       1,265,000   1,184,575
Pulte Homes, Inc., 6.000%, 2/15/2035(c)                       3,340,000   3,011,387
Pulte Homes, Inc., 6.375%, 5/15/2033                          1,455,000   1,361,515
Toll Brothers Finance Corp., 5.150%, 5/15/2015(c)             1,725,000   1,533,323
                                                                        -----------
                                                                          9,408,706
                                                                        -----------
INDEPENDENT/ENERGY - 1.4%
Anadarko Petroleum Corp., 5.950%, 9/15/2016                   1,365,000   1,381,309
Anadarko Petroleum Corp., 6.450%, 9/15/2036                   1,005,000   1,026,536
XTO Energy, Inc., 6.100%, 4/01/2036                              65,000      64,298
                                                                        -----------
                                                                          2,472,143
                                                                        -----------
INTEGRATED/ENERGY - 0.7%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A              500,000     463,750
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A               700,000     682,500
                                                                        -----------
                                                                          1,146,250
                                                                        -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                      PRINCIPAL AMOUNT  VALUE (+)
---------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

MEDIA CABLE - 2.6%
Comcast Corp., 5.650%, 6/15/2035                  USD        1,980,000 $1,796,375
Comcast Corp., 6.450%, 3/15/2037                             1,265,000  1,265,611
Comcast Corp., 6.500%, 11/15/2035                            1,420,000  1,429,890
                                                                       ----------
                                                                       4,491,876
                                                                       ----------
MEDIA NON-CABLE - 1.8%
Clear Channel Communications, Inc.,
 5.750%, 1/15/2013                                             250,000    240,267
News America, Inc., 6.200%, 12/15/2034                         950,000    907,371
News America, Inc., 6.400%, 12/15/2035                       1,980,000  1,941,849
                                                                       ----------
                                                                       3,089,487
                                                                       ----------
METALS & MINING - 0.1%
Alcan, Inc., 5.750%, 6/01/2035                                  75,000     71,071
Teck Cominco Ltd., 7.000%, 9/15/2012                           100,000    106,719
                                                                       ----------
                                                                          177,790
                                                                       ----------
MORTGAGE RELATED - 0.2%
CS First Boston Mortgage Securities Corp.,
 Series 2005-7, Class 3A1, 5.000%, 8/25/2020                   427,696    424,242
                                                                       ----------
NON-CAPTIVE CONSUMER - 0.4%
SLM Corp., 6.500%, 6/15/2010                      NZD          970,000    621,554
                                                                       ----------
NON-CAPTIVE DIVERSIFIED - 2.7%
CIT Group, Inc., 6.000%, 4/01/2036                             925,000    900,686
General Electric Capital Corp., 6.500%, 9/28/2015            5,535,000  3,531,696
General Electric Capital Corp., Series EMTN,
 6.750%, 9/26/2016                                             400,000    262,994
                                                                       ----------
                                                                        4,695,376
                                                                       ----------
OIL FIELD SERVICES - 0.2%
Pecom Energia SA, 8.125%, 7/15/2010, 144A         USD          332,000    345,280
                                                                       ----------
PAPER - 1.6%
Georgia-Pacific Corp., (Timber Group),
 7.250%, 6/01/2028                                           1,500,000  1,402,500
International Paper Co., 4.000%, 4/01/2010                     500,000    479,679
International Paper Co., 4.250%, 1/15/2009                   1,000,000    977,143
                                                                       ----------
                                                                       2,859,322
                                                                       ----------
PIPELINES - 1.1%
El Paso Corp., 6.375%, 2/01/2009                               125,000    124,688
El Paso Corp., 6.750%, 5/15/2009(c)                            250,000    251,250
El Paso Corp., 6.950%, 6/01/2028                               350,000    329,000
El Paso Corp., 7.000%, 5/15/2011                             1,125,000  1,132,031
                                                                       ----------
                                                                       1,836,969
                                                                       ----------
PROPERTY & CASUALTY INSURANCE - 1.4%
Allstate Corp., 5.950%, 4/01/2036                              470,000    469,661
Marsh & McLennan, Inc., 5.875%, 8/01/2033                    1,890,000  1,729,594
Progressive Corp., 7.000%, 10/01/2013                          150,000    162,286
                                                                       ----------
                                                                       2,361,541
                                                                       ----------
RAILROADS - 0.6%
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                          CAD        1,000,000    912,378
Missouri Pacific Railroad Co., 5.000%, 1/01/2045  USD          190,000    152,125
                                                                       ----------
                                                                        1,064,503
                                                                       ----------

                                                        PRINCIPAL AMOUNT   VALUE (+)
------------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - 2.0%
Colonial Realty LP, 4.800%, 4/01/2011               USD        1,840,000 $ 1,768,814
Colonial Realty LP, 5.500%, 10/01/2015                           290,000     282,573
EOP Operating LP, 6.750%, 2/15/2012                              250,000     262,478
Highwoods Realty LP, 7.500%, 4/15/2018                         1,075,000   1,185,925
                                                                         -----------
                                                                           3,499,790
                                                                         -----------
RETAILERS - 0.7%
Kellwood Co., 7.625%, 10/15/2017                               1,000,000     929,156
Target Corp., 5.875%, 3/01/2012                                  150,000     154,641
Wal-Mart Stores, Inc., 6.875%, 8/10/2009                         200,000     209,446
                                                                         -----------
                                                                           1,293,243
                                                                         -----------
SOVEREIGNS - 13.1%
Canadian Government, 4.250%, 9/01/2008              CAD       10,470,000   9,422,298
Canadian Government, 4.500%, 9/01/2007                         4,070,000   3,655,444
Canadian Government, Series WH31,
 6.000%, 6/01/2008                                             2,050,000   1,893,831
Mexican Fixed Rate Bonds, Series M-20,
 8.000%, 12/07/2023                                 MXN       14,000,000   1,215,863
Mexican Fixed Rate Bonds, Series MI-10,
 9.000%, 12/20/2012                                           46,000,000   4,349,372
Republic of South Africa, 12.500%, 12/21/2006       ZAR        5,840,000     755,198
Republic of South Africa, 13.000%, 8/31/2010                  10,135,000   1,486,272
                                                                         -----------
                                                                          22,778,278
                                                                         -----------
SUPRANATIONAL - 5.4%
Inter-American Development Bank, Series EMTN,
 Zero Coupon Bond, 5/11/2009                        BRL        9,000,000   2,876,788
Inter-American Development Bank, Series EMTN,
 6.000%, 12/15/2017                                 NZD       10,200,000   6,473,065
                                                                         -----------
                                                                           9,349,853
                                                                         -----------
TECHNOLOGY - 2.3%
Avnet, Inc., 6.000%, 9/01/2015                      USD        1,600,000   1,561,171
Avnet, Inc., 6.625%, 9/15/2016                                   105,000     106,867
Corning, Inc., 7.250%, 8/15/2036                               1,565,000   1,666,774
Hewlett-Packard Co., 3.625%, 3/15/2008                           150,000     146,498
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/2027, 144A                                        500,000     536,703
                                                                         -----------
                                                                           4,018,013
                                                                         -----------
TOBACCO SETTLEMENT REVENUE - 0.7%
Michigan Tobacco Settlement Finance Authority,
 7.309%, 6/01/2034                                             1,110,000   1,148,273
                                                                         -----------
TRANSPORTATION SERVICES - 2.2%
American President Cos., Ltd., 8.000%, 1/15/2024(d)              100,000      90,000
Atlas Air, Inc., Series 1999-1, Class A1,
 7.200%, 1/02/2019                                                53,778      53,375
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(b)                3,429,237   3,600,699
                                                                         -----------
                                                                           3,744,074
                                                                         -----------

TREASURIES - 2.4%
U.S. Treasury Bonds, 5.375%, 2/15/2031(c)                      3,915,000   4,228,505
                                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                     PRINCIPAL AMOUNT    VALUE (+)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

WIRELESS - 3.2%
America Movil SA de CV, 4.125%, 3/01/2009        USD          500,000 $    485,006
Motorola, Inc., 5.220%, 10/01/2097                          1,000,000      796,786
Telefonica Emisiones SAU, 7.045%, 6/20/2036                 4,075,000    4,300,458
                                                                      ------------
                                                                         5,582,250
                                                                      ------------
WIRELINES - 5.4%
AT&T Corp., 6.500%, 3/15/2029                               1,310,000    1,292,295
AT&T, Inc., 6.150%, 9/15/2034                                 545,000      527,622
BellSouth Corp., 6.000%, 11/15/2034(c)                      1,875,000    1,759,993
GTE Corp., 6.940%, 4/15/2028                                   50,000       51,786
New England Telephone & Telegraph,
 7.875%, 11/15/2029                                           570,000      618,650
Qwest Capital Funding, Inc., 6.500%, 11/15/2018               500,000      452,500
Verizon Communications, 5.850%, 9/15/2035                   3,715,000    3,500,121
Verizon Maryland, Inc., 5.125%, 6/15/2033                     115,000       93,264
Verizon New York, Inc., Class B,
 7.375%, 4/01/2032                                            965,000    1,005,854
                                                                      ------------
                                                                         9,302,085
                                                                      ------------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $153,883,724)                                        160,262,452
                                                                      ------------

CONVERTIBLE BONDS - 4.2%

BANKING - 1.7%
Wells Fargo & Co., 5.239%, 5/01/2033(c)(e)                  2,960,000    2,990,488
                                                                      ------------
INDEPENDENT/ENERGY - 0.5%
Devon Energy Corp., 4.900%, 8/15/2008                         200,000      251,250
Devon Energy Corp., 4.950%, 8/15/2008                         500,000      628,125
                                                                      ------------
                                                                           879,375
                                                                      ------------
PHARMACEUTICALS - 1.7%
Bristol-Myers Squibb Co., 4.890%, 9/15/2023(e)              2,800,000    2,805,040
Watson Pharmaceuticals, Inc., 1.750%, 3/15/2023               125,000      114,375
                                                                      ------------
                                                                         2,919,415
                                                                      ------------
TECHNOLOGY - 0.3%
Avnet, Inc., 2.000%, 3/15/2034                                385,000      366,712
Maxtor Corp., 5.750%, 3/01/2012(d)                             65,000       59,800
Richardson Electric Ltd.,
 7.750%, 12/15/2011, 144A(c)                                   44,000       39,710
                                                                      ------------
                                                                           466,222
                                                                      ------------
TRANSPORTATION SERVICES - 0.0%
Builders Transportation, Inc.,
 6.500%, 5/01/2011(b)                                         129,000           --
                                                                      ------------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $7,079,297)                                            7,255,500
                                                                      ------------

TOTAL BONDS AND NOTES
 (Identified Cost $160,963,021)                                        167,517,952
                                                                      ------------

                                                                                                SHARES                 VALUE (+)
--------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS - 1.8%

NON-CONVERTIBLE PREFERRED STOCKS - 0.2%

ELECTRIC - 0.2%
Connecticut Light & Power Co., 2.200%                                                              263             $      10,792
MDU Resources Group, Inc., 5.100%                                                                  500                    49,922
Public Service Electric & Gas Co., 4.080%(c)                                                       400                    31,400
San Diego Gas & Electric Co., 4.500%                                                               100                     1,710
Union Electric Co., 4.500%(c)                                                                    3,160                   259,120
                                                                                                                   -------------
                                                                                                                         352,944
                                                                                                                   -------------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $238,297)                                                                                              352,944
                                                                                                                   -------------

CONVERTIBLE PREFERRED STOCKS - 1.6%

CONSUMER PRODUCTS - 0.9%
Newell Financial Trust I, 5.250%, 12/01/2027                                                    33,050                 1,512,037
                                                                                                                   -------------
INSURANCE - 0.7%
Travelers Property Casualty Corp.,
 4.500%, 4/15/2032(c)                                                                           52,700                 1,297,473
                                                                                                                   -------------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $2,487,518)                                                                                          2,809,510
                                                                                                                   -------------

TOTAL PREFERRED STOCKS
 (Identified Cost $2,725,815)                                                                                          3,162,454
                                                                                                                   -------------

                                                                                      PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 9.2%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/29/06 at 3.450% to be
repurchased at $174,050 on 10/02/06 collateralized by
$180,000 U.S. Treasury Note, 4.000% due 6/15/09 with
a value of $181,403 including accrued interest (Note 2h)                                   $   174,000                   174,000
                                                                                                                   -------------

                                                                                                SHARES
--------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(f)                                            15,717,150                15,717,150
                                                                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $15,891,150)                                                                                        15,891,150
                                                                                                                   -------------

TOTAL INVESTMENTS - 107.5%
 (Identified Cost $179,579,986)(a)                                                                                   186,571,556
 Other assets less liabilities--(7.5)%                                                                              (13,022,247)
                                                                                                                   -------------

TOTAL NET ASSETS - 100.0%                                                                                          $ 173,549,309
                                                                                                                   -------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the unrealized appreciation on investments based on cost of $180,297,218 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost  $   9,191,180
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value    (2,916,842)
                                                                                                                   -------------
   Net unrealized appreciation                                                                                     $   6,274,338
                                                                                                                   -------------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

(b)Non-income producing security.
(c)All or a portion of this security was on loan to brokers at September 30, 2006.
(d)Illiquid security.
(e)Variable rate security. Rate as of September 30, 2006 is disclosed.
(f)Represents investment of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $24,194,205 or 13.94% of total net assets. Key Abbreviations: AUD: Australian Dollar; BRL:
    Brazilian Real; CAD: Canadian dollar; IDR: Indonesian Rupiah; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; THB: Thai Baht;
    USD: United States Dollar; ZAR: South African Rand.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                      Sovereigns                    13.1%
                      Foreign Local Governments     11.7
                      Banking                       11.3
                      Home Construction              5.4
                      Supranational                  5.4
                      Wirelines                      5.4
                      Wireless                       3.2
                      Automotive                     2.8
                      Non-Captive Diversified        2.7
                      Media Cable                    2.6
                      Technology                     2.6
                      Treasuries                     2.4
                      Electric                       2.3
                      Transportation Services        2.2
                      Airlines                       2.0
                      Real Estate Investment Trusts  2.0
                      Other, less than 2% each      21.2

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2006


                                                                                  BOND FUND         FIXED INCOME
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                                           $  8,100,539,596    $    447,760,887
Net unrealized appreciation (depreciation)                                         408,226,679          35,745,593
                                                                              ----------------    ----------------
Investments at value                                                             8,508,766,275         483,506,480
Cash                                                                                       954                 707
Foreign currency at value (identified cost $6,186,661, $341,259, $16,106,837,
  $453, $64,489, $0 and $170,314)                                                    6,175,641             340,405
Receivable for Fund shares sold                                                     46,882,278                  --
Receivable for securities sold                                                       2,186,275             232,924
Receivable for forward foreign currency exchange contracts                                  --                  --
Dividends and interest receivable                                                   81,824,109           5,885,697
Receivable from investment adviser (Note 4)                                                 --                  --
Securities lending income receivable                                                    70,153               2,089
                                                                              ----------------    ----------------
    TOTAL ASSETS                                                                 8,645,905,685         489,968,302
                                                                              ----------------    ----------------

LIABILITIES
Due to custodian bank                                                                       --                  --
Collateral on securities loaned, at value (Note 2)                               1,517,816,403          32,882,111
Payable for securities purchased                                                    34,932,286             753,282
Payable for delayed delivery security purchased                                             --                  --
Payable for Fund shares redeemed                                                     5,116,339                  --
Payable for forward foreign currency exchange contracts                                     --                  --
Foreign taxes payable                                                                   52,444               2,419
Management fees payable (Note 4)                                                     4,171,789             194,261
Administrative fees payable (Note 4)                                                   318,946              21,864
Deferred Trustees' fees (Note 4)                                                       336,630              56,048
Service and distribution fees payable (Note 4)                                          33,262                  --
Other accounts payable and accrued expenses                                            932,541              47,051
                                                                              ----------------    ----------------
    TOTAL LIABILITIES                                                            1,563,710,640          33,957,036
                                                                              ----------------    ----------------
NET ASSETS                                                                    $  7,082,195,045    $    456,011,266
                                                                              ----------------    ----------------
Net Assets consist of:
 Paid-in capital                                                              $  6,749,412,280    $    407,165,958
 Undistributed net investment income                                                17,229,120          22,438,449
 Accumulated net realized loss on investments, futures contracts and foreign
   currency transactions                                                           (92,722,762)         (9,343,991)
 Net unrealized appreciation (depreciation) on investments, futures contracts
   and foreign currency translations                                               408,276,407          35,750,850
                                                                              ----------------    ----------------
NET ASSETS                                                                    $  7,082,195,045    $    456,011,266
                                                                              ----------------    ----------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                                   $  4,742,621,888    $    456,011,266
                                                                              ----------------    ----------------
 Shares of beneficial interest                                                     335,631,097          32,822,912
                                                                              ----------------    ----------------
 Net asset value, offering and redemption price per share                     $          14.13    $          13.89
                                                                              ----------------    ----------------
RETAIL CLASS
 Net assets                                                                   $  2,232,631,718    $             --
                                                                              ----------------    ----------------
 Shares of beneficial interest                                                     158,396,191                  --
                                                                              ----------------    ----------------
 Net asset value, offering and redemption price per share                     $          14.10    $             --
                                                                              ----------------    ----------------
ADMIN CLASS
 Net assets                                                                   $    106,941,439    $             --
                                                                              ----------------    ----------------
 Shares of beneficial interest                                                       7,601,257                  --
                                                                              ----------------    ----------------
 Net asset value, offering and redemption price per share                     $          14.07    $             --
                                                                              ----------------    ----------------
Value of securities on loan (Note 2)                                          $  1,486,484,877    $     32,187,796
                                                                              ----------------    ----------------

                See accompanying notes to financial statements.

     GLOBAL       INFLATION PROTECTED  INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE
    BOND FUND       SECURITIES FUND       INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND
----------------------------------------------------------------------------------------------------
$  1,243,965,611     $     11,552,702    $    140,343,999       $     43,961,038   $    179,579,986
      (4,688,612)            (284,466)         16,252,205               (304,355)         6,991,570
----------------------------------------------------------------------------------------------------
   1,239,276,999           11,268,236         156,596,204             43,656,683        186,571,556
             576               49,403                 842                    358                 --

      16,117,015                  447              64,391                     --            169,901
       4,154,633                   --                 126                     --                 --
      12,970,221                   --             300,795              1,528,002          1,553,261
       1,909,558                   --                  --                     --                 --
      14,718,176               72,531           2,039,495                435,831          2,263,932
              --                9,334               2,890                  7,420                 --
           2,742                   21               1,630                    111                903
----------------------------------------------------------------------------------------------------
   1,289,149,920           11,399,972         159,006,373             45,628,405        190,559,553
----------------------------------------------------------------------------------------------------

              --                   --                  --                     --            466,326
      67,380,689            2,293,321          14,103,418              2,237,268         15,717,150
      34,584,411                   --             170,127                627,757            681,795
              --                   --                  --                845,529                 --
       1,240,365                   --           3,260,300                     --                 --
           2,354                   --               2,536                     --                 --
         333,957                   --                  --                     --                 --
         634,662                1,848              73,505                  8,494             62,711
          55,673                  417               6,960                  1,949              8,235
          97,337               21,538              29,922                 24,019             36,089
           7,405                   --                  --                     --                 --
         125,008               30,287              41,839                 32,211             37,938
----------------------------------------------------------------------------------------------------
     104,461,861            2,347,411          17,688,607              3,777,227         17,010,244
----------------------------------------------------------------------------------------------------
$  1,184,688,059     $      9,052,561    $    141,317,766       $     41,851,178   $    173,549,309
----------------------------------------------------------------------------------------------------
$  1,174,823,411     $      9,586,022    $    123,447,181       $     42,752,441   $    165,838,093
      24,926,673                1,827           6,221,803                 12,821          2,569,939
     (11,875,771)            (250,814)         (4,605,279)              (609,729)        (1,852,591)
      (3,186,254)            (284,474)         16,254,061               (304,355)         6,993,868
----------------------------------------------------------------------------------------------------
$  1,184,688,059     $      9,052,561    $    141,317,766       $     41,851,178   $    173,549,309
----------------------------------------------------------------------------------------------------

$    643,991,085     $      9,052,561    $    141,317,766       $     41,851,178   $    173,549,309
----------------------------------------------------------------------------------------------------
      41,745,870              879,058          17,427,721              4,407,137         13,743,672
----------------------------------------------------------------------------------------------------
$          15.43     $          10.30    $           8.11       $           9.50   $          12.63
----------------------------------------------------------------------------------------------------
$    540,696,974     $             --    $             --       $             --   $             --
----------------------------------------------------------------------------------------------------
      35,372,777                   --                  --                     --                 --
----------------------------------------------------------------------------------------------------
$          15.29     $             --    $             --       $             --   $             --
----------------------------------------------------------------------------------------------------
$             --     $             --    $             --       $             --   $             --
----------------------------------------------------------------------------------------------------
              --                   --                  --                     --                 --
----------------------------------------------------------------------------------------------------
$             --     $             --    $             --       $             --   $             --
----------------------------------------------------------------------------------------------------
$     65,529,709     $      2,248,319    $     13,800,502       $      2,191,355   $     15,367,796
----------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

                                                                                        BOND FUND     FIXED INCOME
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                             $   9,915,928  $     615,896
Interest                                                                                300,455,735     26,031,215
Securities lending income (Note 2)                                                        1,733,910        183,610
Less foreign taxes withheld                                                                (326,762)       (28,130)
                                                                                      -------------  -------------
                                                                                        311,778,811     26,802,591
                                                                                      -------------  -------------

EXPENSES
Management fees (Note 4)                                                                 29,144,506      2,205,077
Distribution fees--Retail Class (Note 4)                                                  3,290,050             --
Service and distribution fees--Admin Class (Note 4)                                         424,314             --
Trustees' fees and expenses (Note 4)                                                        297,155         39,069
Administrative fees (Note 4)                                                              2,866,243        217,268
Custodian fees and expenses                                                                 424,563         50,772
Transfer agent fees and expenses--Institutional Class                                     2,112,549          1,691
Transfer agent fees and expenses--Retail Class                                            1,285,153             --
Transfer agent fees and expenses--Admin Class                                               106,845             --
Audit and tax services fees                                                                  46,458         36,937
Registration fees                                                                           570,896         29,878
Shareholder reporting expenses                                                              838,160          7,065
Legal fees                                                                                  249,996         24,224
Expense recapture--Institutional Class (Note 4)                                           1,142,416         11,427
Miscellaneous expenses                                                                      210,114         24,777
                                                                                      -------------  -------------
Total expenses                                                                           43,009,418      2,648,185
Less reimbursement (Note 4)                                                                (171,399)            --
                                                                                      -------------  -------------
Net expenses                                                                             42,838,019      2,648,185
                                                                                      -------------  -------------
Net investment income                                                                   268,940,792     24,154,406
                                                                                      -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS
REALIZED GAIN (LOSS) ON:
Investments--net                                                                         18,024,550      5,701,265
Futures contracts                                                                                --             --
Foreign currency transactions--net                                                          525,144         68,677
Net increase from payments by affiliates and net losses realized on the disposal of
  investments in violation of restrictions (Note 4)                                              --             --

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                                        191,026,492      5,963,492
Futures contracts                                                                                --             --
Foreign currency translations--net                                                          (74,576)        (2,227)
                                                                                      -------------  -------------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign
  currency transactions                                                                 209,501,610     11,731,207
                                                                                      -------------  -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 478,442,402  $  35,885,613
                                                                                      -------------  -------------

                See accompanying notes to financial statements.

    GLOBAL      INFLATION PROTECTED  INSTITUTIONAL HIGH  INTERMEDIATE DURATION  INVESTMENT GRADE
   BOND FUND      SECURITIES FUND       INCOME FUND        FIXED INCOME FUND    FIXED INCOME FUND
--------------------------------------------------------------------------------------------------
$           --       $           --      $      671,542         $           --     $      164,958
    42,827,218              491,350           8,503,626              2,003,674          9,325,413
        68,502                  861              80,387                  6,031             61,334
        (1,599)                  --             (39,934)                    --                 --
--------------------------------------------------------------------------------------------------
    42,894,121              492,211           9,215,621              2,009,705          9,551,705
--------------------------------------------------------------------------------------------------

     6,438,776               22,966             773,560                102,941            715,291
     1,309,923                   --                  --                     --                 --
            --                   --                  --                     --                 --
        76,041               14,503              21,275                 16,353             24,289
       614,648                4,097              67,242                 20,081             89,261
       134,629               15,686              27,801                 16,293             30,435
        41,095               20,649              22,234                 13,459              9,312
       658,248                   --                  --                     --                 --
            --                   --                  --                     --                 --
        47,604               34,444              40,956                 37,348             38,689
       146,575               30,653              37,263                 34,885             41,653
       162,575                4,935               7,746                  5,353              5,131
        54,515                  598               6,037                  2,191             10,730
       144,847                   --                  --                     --              5,860
        66,295                6,340              10,046                  7,393             12,875
--------------------------------------------------------------------------------------------------
     9,895,771              154,871           1,014,160                256,297            983,526
      (458,257)            (118,124)            (47,210)               (91,592)                --
--------------------------------------------------------------------------------------------------
     9,437,514               36,747             966,950                164,705            983,526
--------------------------------------------------------------------------------------------------
    33,456,607              455,464           8,248,671              1,845,000          8,568,179
--------------------------------------------------------------------------------------------------


   (11,005,629)             (80,468)          3,800,804               (187,125)         2,181,816
       (83,882)                  --                  --                     --                 --
      (593,847)                  22             (12,854)                    --           (110,343)
            --                   --                  --                     --                 --

    16,709,250             (256,033)          1,878,590               (140,970)         1,015,797
      (178,839)                  --                  --                     --                 --
     2,781,426                   (8)              3,546                     --             (6,503)
--------------------------------------------------------------------------------------------------
     7,628,479             (336,487)          5,670,086               (328,095)         3,080,767
--------------------------------------------------------------------------------------------------

$   41,085,086       $      118,977      $   13,918,757         $    1,516,905     $   11,648,946
--------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

BOND FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                      $  268,940,792     $  163,658,920
Net realized gain on investments and foreign currency transactions             18,549,694        111,642,704
Net change in unrealized appreciation (depreciation) on investments and
 foreign currency translations                                                190,951,916         13,364,096
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              478,442,402        288,665,720
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                          (242,336,221)      (185,828,139)
Retail Class                                                                  (82,817,491)       (27,896,741)
Admin Class                                                                    (4,947,996)        (2,760,379)
CAPITAL GAINS:
Institutional Class                                                                    --                 --
Retail Class                                                                           --                 --
Admin Class                                                                            --                 --
                                                                         ------------------ ------------------
Total distributions                                                          (330,101,708)      (216,485,259)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)    2,857,652,889      1,335,356,980
                                                                         ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                               396,422            232,638
Retail Class                                                                      142,390             33,866
Admin Class                                                                         8,867              3,601
                                                                         ------------------ ------------------
Total increase in net assets                                                3,006,541,262      1,407,807,546
NET ASSETS
Beginning of year                                                           4,075,653,783      2,667,846,237
                                                                         ------------------ ------------------
End of year                                                                $7,082,195,045     $4,075,653,783
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                        $   17,229,120     $   48,782,645
                                                                         ------------------ ------------------

FIXED INCOME

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $ 24,154,406       $ 21,290,666
Net realized gain on investments and foreign currency transactions             5,769,942         21,678,907
Net change in unrealized appreciation (depreciation) on investments and
 foreign currency translations                                                 5,961,265         (6,599,020)
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              35,885,613         36,370,553
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                          (33,031,701)       (34,745,920)
CAPITAL GAINS:
Institutional Class                                                                   --                 --
                                                                         ------------------ ------------------
Total distributions                                                          (33,031,701)       (34,745,920)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)       8,605,294         84,275,729
                                                                         ------------------ ------------------
Total increase in net assets                                                  11,459,206         85,900,362
NET ASSETS
Beginning of year                                                            444,552,060        358,651,698
                                                                         ------------------ ------------------
End of year                                                                 $456,011,266       $444,552,060
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $ 22,438,449       $ 26,730,195
                                                                         ------------------ ------------------


                See accompanying notes to financial statements.

GLOBAL BOND FUND

                                                                                           YEAR ENDED         YEAR ENDED
                                                                                       SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                    $   33,456,607     $   28,293,504
Net realized gain (loss) on investments, futures contracts and foreign currency
 transactions                                                                               (11,683,358)        23,550,483
Net change in unrealized appreciation (depreciation) on investments, futures contracts
 and foreign currency translations                                                           19,311,837        (40,855,655)
                                                                                       ------------------ ------------------
Increase in net assets resulting from operations                                             41,085,086         10,988,332
                                                                                       ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                         (22,779,969)       (10,875,668)
Retail Class                                                                                (22,148,980)       (13,960,467)
CAPITAL GAINS:
Institutional Class                                                                          (2,587,016)        (1,047,126)
Retail Class                                                                                 (2,698,275)        (1,522,631)
                                                                                       ------------------ ------------------
Total distributions                                                                         (50,214,240)       (27,405,892)
                                                                                       ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)         (59,590,823)       568,046,723
                                                                                       ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                             106,778             38,270
Retail Class                                                                                     99,149             52,568
                                                                                       ------------------ ------------------
Total increase (decrease) in net assets                                                     (68,514,050)       551,720,001
NET ASSETS
Beginning of year                                                                         1,253,202,109        701,482,108
                                                                                       ------------------ ------------------
End of year                                                                              $1,184,688,059     $1,253,202,109
                                                                                       ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                      $   24,926,673     $   42,333,501
                                                                                       ------------------ ------------------

INFLATION PROTECTED SECURITIES FUND

                                                                              YEAR ENDED         YEAR ENDED
                                                                          SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                         $  455,464         $  348,376
Net realized gain (loss) on investments and foreign currency transactions        (80,446)           137,435
Net change in unrealized appreciation (depreciation) on investments and
 foreign currency translations                                                  (256,041)          (181,784)
                                                                          ------------------ ------------------
Increase in net assets resulting from operations                                 118,977            304,027
                                                                          ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                             (542,456)          (434,112)
CAPITAL GAINS:
Institutional Class                                                              (46,504)                --
                                                                          ------------------ ------------------
Total distributions                                                             (588,960)          (434,112)
                                                                          ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)         224,383          2,038,235
                                                                          ------------------ ------------------
Total increase (decrease) in net assets                                         (245,600)         1,908,150
NET ASSETS
Beginning of year                                                              9,298,161          7,390,011
                                                                          ------------------ ------------------
End of year                                                                   $9,052,561         $9,298,161
                                                                          ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                  $    1,827         $   (3,886)
                                                                          ------------------ ------------------


                See accompanying notes to financial statements.

INSTITUTIONAL HIGH INCOME FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $  8,248,671       $  7,149,447
Net realized gain on investments and foreign currency transactions             3,787,950          3,314,309
Net change in unrealized appreciation (depreciation) on investments and
 foreign currency translations                                                 1,882,136          1,631,263
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              13,918,757         12,095,019
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                           (7,577,634)        (8,125,448)
CAPITAL GAINS:
Institutional Class                                                                   --                 --
                                                                         ------------------ ------------------
Total distributions                                                           (7,577,634)        (8,125,448)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      24,443,690          9,454,547
                                                                         ------------------ ------------------
Total increase in net assets                                                  30,784,813         13,424,118
NET ASSETS
Beginning of year                                                            110,532,953         97,108,835
                                                                         ------------------ ------------------
End of year                                                                 $141,317,766       $110,532,953
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $  6,221,803       $  5,141,642
                                                                         ------------------ ------------------

INTERMEDIATE DURATION FIXED INCOME FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $ 1,845,000        $ 1,497,504
Net realized gain (loss) on investments                                        (187,125)            40,234
Net change in unrealized appreciation (depreciation) on investments            (140,970)          (990,010)
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              1,516,905            547,728
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                          (1,971,781)        (1,687,919)
CAPITAL GAINS:
Institutional Class                                                                  --            (64,658)
                                                                         ------------------ ------------------
Total distributions                                                          (1,971,781)        (1,752,577)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      1,677,966         10,781,467
                                                                         ------------------ ------------------
Total increase in net assets                                                  1,223,090          9,576,618
NET ASSETS
Beginning of year                                                            40,628,088         31,051,470
                                                                         ------------------ ------------------
End of year                                                                 $41,851,178        $40,628,088
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $    12,821        $    13,423
                                                                         ------------------ ------------------

                See accompanying notes to financial statements.

INVESTMENT GRADE FIXED INCOME FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $  8,568,179       $  7,854,412
Net realized gain on investments and foreign currency transactions                        2,071,473         12,564,717
Net change in unrealized appreciation (depreciation) on investments and
 foreign currency translations                                                            1,009,294         (9,149,099)
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                         11,648,946         11,270,030
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                     (13,102,305)       (11,342,082)
CAPITAL GAINS:
Institutional Class                                                                      (7,899,080)        (3,607,797)
                                                                                    ------------------ ------------------
Total distributions                                                                     (21,001,385)       (14,949,879)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      (3,846,894)        13,334,331
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                 (13,199,333)         9,654,482
NET ASSETS
Beginning of year                                                                       186,748,642        177,094,160
                                                                                    ------------------ ------------------
End of year                                                                            $173,549,309       $186,748,642
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $  2,569,939       $ (3,919,889)
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS
                                  ------------------------------------------  ----------------------------
                      Net asset                                                 Dividends    Distributions
                       value,        Net         Net realized   Total from         from        from net
                      beginning   investment    and unrealized  investment    net investment   realized
                    of the period income/(c)/    gain (loss)    operations        income     capital gains
----------------------------------------------------------------------------------------------------------
BOND FUND

INSTITUTIONAL CLASS
9/30/2006              $13.81       $0.72           $0.47         $1.19           $(0.87)         $--
9/30/2005               13.46        0.67            0.57          1.24            (0.89)          --
9/30/2004               12.66        0.72            0.82          1.54            (0.74)          --
9/30/2003               10.33        0.78            2.34          3.12            (0.79)          --
9/30/2002+              10.39        0.82           (0.06)         0.76            (0.82)          --

RETAIL CLASS
9/30/2006              $13.78       $0.69           $0.47         $1.16           $(0.84)         $--
9/30/2005               13.44        0.64            0.57          1.21            (0.87)          --
9/30/2004               12.65        0.69            0.82          1.51            (0.72)          --
9/30/2003               10.33        0.75            2.34          3.09            (0.77)          --
9/30/2002+              10.39        0.79           (0.05)         0.74            (0.80)          --

ADMIN CLASS
9/30/2006              $13.75       $0.65           $0.48         $1.13           $(0.81)         $--
9/30/2005               13.42        0.60            0.56          1.16            (0.83)          --
9/30/2004               12.64        0.65            0.82          1.47            (0.69)          --
9/30/2003               10.32        0.72            2.34          3.06            (0.74)          --
9/30/2002+              10.38        0.76           (0.05)         0.71            (0.77)          --



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
(e) Includes expense recapture of 0.03%. See Note 4
+ As required October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on an annualized basis.

                See accompanying notes to financial statements.

                                                                  RATIOS TO AVERAGE NET ASSETS
-------------------------                                   -----------------------------------------
                         Net asset              Net assets,
                           value,                 end of                                   Net       Portfolio
    Total     Redemption   end of      Total    the period       Net        Gross      investment    turnover
distributions    fees    the period return %(a)   (000's)   expenses %(b) expenses % income (loss) %  rate %
--------------------------------------------------------------------------------------------------------------

   $(0.87)      $0.00(d)   $14.13       9.0     $4,742,622      0.75(e)      0.75(e)      5.20          26
    (0.89)       0.00(d)    13.81       9.5      3,303,997      0.75         0.79         4.91          22
    (0.74)       0.00(d)    13.46      12.5      2,365,199      0.75         0.79         5.48          42
    (0.79)         --       12.66      30.9      1,730,165      0.75         0.78         6.64          35
    (0.82)         --       10.33       7.5      1,172,286      0.75         0.79         7.76          22

   $(0.84)      $0.00(d)   $14.10       8.8     $2,232,632      1.00         1.01         4.99          26
    (0.87)       0.00(d)    13.78       9.2        707,394      1.00         1.05         4.64          22
    (0.72)       0.00(d)    13.44      12.2        275,349      1.00         1.04         5.24          42
    (0.77)         --       12.65      30.6        143,932      1.00         1.07         6.35          35
    (0.80)         --       10.33       7.3         61,845      1.00         1.14         7.51          22

   $(0.81)      $0.00(d)   $14.07       8.5     $  106,941      1.25         1.29         4.71          26
    (0.83)       0.00(d)    13.75       8.9         64,263      1.25         1.31         4.39          22
    (0.69)       0.00(d)    13.42      11.9         27,299      1.25         1.29         4.99          42
    (0.74)         --       12.64      30.4         12,061      1.25         1.40         6.13          35
    (0.77)         --       10.32       7.0          6,383      1.25         1.68         7.22          22

                See accompanying notes to financial statements.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset                                                Dividends    Distributions
                       value,        Net        Net realized   Total from         from        from net
                      beginning   investment   and unrealized  investment    net investment   realized
                    of the period income(c)     gain (loss)    operations        income     capital gains
---------------------------------------------------------------------------------------------------------
FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2006              $13.88       $0.74          $0.30         $1.04           $(1.03)       $   --
9/30/2005               13.93        0.75           0.58          1.33            (1.38)           --
9/30/2004               13.24        0.82           0.79          1.61            (0.92)           --
9/30/2003               10.95        0.84           2.40          3.24            (0.95)           --
9/30/2002+              11.23        0.87          (0.15)         0.72            (1.00)           --

GLOBAL BOND FUND

INSTITUTIONAL CLASS
9/30/2006              $15.57       $0.48          $0.16         $0.64           $(0.70)       $(0.08)
9/30/2005               15.59        0.44           0.05          0.49            (0.46)        (0.05)
9/30/2004               14.93        0.48           0.78          1.26            (0.60)           --
9/30/2003               12.68        0.62           2.25          2.87            (0.62)           --
9/30/2002++             11.08        0.68           0.92          1.60               --            --

RETAIL CLASS
9/30/2006              $15.43       $0.44          $0.15         $0.59           $(0.65)       $(0.08)
9/30/2005               15.46        0.40           0.05          0.45            (0.43)        (0.05)
9/30/2004               14.83        0.43           0.79          1.22            (0.59)           --
9/30/2003               12.62        0.58           2.24          2.82            (0.61)           --
9/30/2002++             11.06        0.65           0.91          1.56               --            --

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
(e) Includes expense recapture of 0.00% and 0.03% for Fixed Income Fund and Global Bond Fund, respectively. See Note 4.
+ As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Funds's net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund remained unchanged.
++ As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, and increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis.

                See accompanying notes to financial statements.

                                                                  RATIOS TO AVERAGE NET ASSETS
-------------------------                                   -----------------------------------------
                         Net asset              Net assets,
                           value,                 end of                                   Net       Portfolio
    Total     Redemption   end of      Total    the period       Net        Gross      investment    turnover
distributions    fees    the period return %(a)   (000's)   expenses %(b) expenses % income (loss) %  rate %
--------------------------------------------------------------------------------------------------------------

   $(1.03)      $  --      $13.89       8.1      $456,011       0.60(e)      0.60(e)      5.48           40
    (1.38)         --       13.88       9.9       444,552       0.65         0.65         5.47           34
    (0.92)         --       13.93      12.6       358,652       0.65         0.66         6.17           35
    (0.95)         --       13.24      31.5       412,521       0.65         0.67         7.03           33
    (1.00)         --       10.95       6.7       372,141       0.65         0.70         7.87           21


   $(0.78)      $0.00(d)   $15.43       4.3      $643,991       0.74(e)      0.74(e)      3.21           77
    (0.51)       0.00(d)    15.57       3.1       553,704       0.75         0.80         2.75           63
    (0.60)       0.00(d)    15.59       8.6       287,830       0.80         0.85         3.15           61
    (0.62)         --       14.93      23.4        83,325       0.90         0.94         4.50          107
       --          --       12.68      14.4        44,810       0.90         1.07         5.78           65

   $(0.73)      $0.00(d)   $15.29       4.0      $540,697       1.00         1.09         2.93           77
    (0.48)       0.00(d)    15.43       2.8       699,498       1.00         1.09         2.57           63
    (0.59)       0.00(d)    15.46       8.4       413,652       1.04         1.10         2.88           61
    (0.61)         --       14.83      23.1        55,487       1.15         1.21         4.13          107
       --          --       12.62      14.1        12,103       1.15         1.47         5.53           65

                See accompanying notes to financial statements.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset                                                Dividends    Distributions
                       value,        Net        Net realized   Total from         from        from net
                      beginning   investment   and unrealized  investment    net investment   realized
                    of the period income(c)     gain (loss)    operations        income     capital gains
---------------------------------------------------------------------------------------------------------
INFLATION PROTECTED SECURITIES FUND

INSTITUTIONAL CLASS
9/30/2006              $10.84       $0.52          $(0.38)       $0.14           $(0.63)       $(0.05)
9/30/2005               11.02        0.42           (0.08)        0.34            (0.52)           --
9/30/2004               11.60        0.37           (0.12)        0.25            (0.54)        (0.29)
9/30/2003               11.94        0.43            0.05         0.48            (0.53)        (0.29)
9/30/2002++++           11.19        0.51            0.83         1.34            (0.59)           --

INSTITUTIONAL HIGH INCOME FUND

INSTITUTIONAL CLASS
9/30/2006               $7.80       $0.50           $0.34        $0.84           $(0.53)       $   --
9/30/2005                7.50        0.55            0.39         0.94            (0.64)           --
9/30/2004                6.91        0.55            0.66         1.21            (0.62)           --
9/30/2003                4.81        0.59            1.69         2.28            (0.18)           --
9/30/2002+               6.50        0.68           (0.96)       (0.28)           (1.41)           --

INTERMEDIATE DURATION FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2006               $9.60       $0.42          $(0.07)       $0.35           $(0.45)       $   --
9/30/2005                9.92        0.40           (0.25)        0.15            (0.45)        (0.02)
9/30/2004               10.10        0.45           (0.10)        0.35            (0.53)           --
9/30/2003                9.62        0.51            0.49         1.00            (0.52)           --
9/30/2002++             10.13        0.60           (0.50)        0.10            (0.60)        (0.01)

INVESTMENT GRADE FIXED INCOME FUND

INSTITUTIONAL CLASS
9/30/2006              $13.28       $0.60           $0.22        $0.82           $(0.92)       $(0.55)
9/30/2005               13.54        0.57            0.27         0.84            (0.83)        (0.27)
9/30/2004               13.38        0.67            0.75         1.42            (0.88)        (0.38)
9/30/2003               11.56        0.77            1.87         2.64            (0.78)        (0.04)
9/30/2002+++            11.16        0.77            0.35         1.12            (0.66)        (0.06)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) The adviser has agreed to reimburse a portion of the Fund's expense during the period. Without this reimbursement the Fund's ratio of expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
(e) Includes expense recapture of 0.00%. See Note 4
(f) Effective July 1, 2005, the Intermediate Duration Fixed Income Fund and the Inflation Protected Securities Fund decreased their net expense limitations to 0.40% and 0.45%, respectively, from 0.45% and 0.50%, respectively.
+ As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis.
++ As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investment by $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis.
+++ As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis.
++++ As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investment by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis.

                See accompanying notes to financial statements.

                                                                  RATIOS TO AVERAGE NET ASSETS
-------------------------                                   -----------------------------------------
                         Net asset              Net assets,
                           value,                 end of                                   Net       Portfolio
    Total     Redemption   end of      Total    the period       Net        Gross      investment    turnover
distributions    fees    the period return %(a)   (000's)   expenses %(b) expenses % income (loss) %  rate %
--------------------------------------------------------------------------------------------------------------

   $(0.68)      $  --      $10.30       1.5      $  9,053       0.40         1.69          4.96          41
    (0.52)         --       10.84       3.1         9,298       0.49(f)      1.54          3.81         141
    (0.83)         --       11.02       2.3         7,390       0.50         1.73          3.33          99
    (0.82)         --       11.60       4.3         9,549       0.50         1.28          3.68          60
    (0.59)         --       11.94      12.4        13,492       0.50         1.16          4.58         101


   $(0.53)      $  --      $ 8.11      11.6      $141,318       0.75         0.79          6.40          23
    (0.64)         --        7.80      13.0       110,533       0.75         0.82          7.24          22
    (0.62)         --        7.50      18.1        97,109       0.75         0.88          7.66          59
    (0.18)       0.00(d)     6.91      48.7        86,141       0.75         0.91         10.01          53
    (1.41)         --        4.81      (6.0)       57,055       0.75         1.10         11.61          32


   $(0.45)      $  --      $ 9.50       3.8      $ 41,851       0.40         0.62          4.48          62
    (0.47)         --        9.60       1.5        40,628       0.44(f)      0.68          4.10          50
    (0.53)         --        9.92       3.6        31,051       0.45         0.76          4.48          48
    (0.52)         --       10.10      10.7        37,103       0.45         0.74          5.15          63
    (0.61)         --        9.62       1.0        40,734       0.45         0.83          6.13          24


   $(1.47)      $  --      $12.63       6.8      $173,549       0.55(e)      0.55(e)       4.79          50
    (1.10)         --       13.28       6.4       186,749       0.55         0.58          4.28          42
    (1.26)         --       13.54      11.1       177,094       0.55         0.60          5.03          34
    (0.82)         --       13.38      23.8       142,271       0.55         0.62          6.22          32
    (0.72)         --       11.56      10.4       136,042       0.55         0.64          6.76          20

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006


1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to their commencement of investment operations). Information presented in these financial statements pertains to the fixed income funds of the Trust; the financial statements for the equity funds of the Trust are presented in a separate report. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

Loomis Sayles Bond Fund (the "Bond Fund")
Loomis Sayles Fixed Income Fund (the "Fixed Income Fund")
Loomis Sayles Global Bond Fund (the "Global Bond Fund")
Loomis Sayles Inflation Protected Securities Fund (the "Inflation Protected Securities Fund")
Loomis Sayles Institutional High Income Fund (the "Institutional High Income Fund")
Loomis Sayles Intermediate Duration Fixed Income Fund (the "Intermediate Duration Fixed Income Fund")
Loomis Sayles Investment Grade Fixed Income Fund (the "Investment Grade Fixed Income Fund")

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser's pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Futures contracts are priced at their most recent settlement price. Short-term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2006, the Global Bond Fund had the following open forward foreign currency exchange contracts:

                                       LOCAL      AGGREGATE                UNREALIZED
                           DELIVERY   CURRENCY      FACE        TOTAL     APPRECIATION
                             DATE      AMOUNT      AMOUNT       VALUE    (DEPRECIATION)
-                         ---------- ----------- ----------- ----------- --------------
Australian Dollar (sell)  11/10/2006  12,425,000 $ 9,443,000 $ 9,263,952     $  179,048
Australian Dollar (sell)  11/24/2006   4,020,000   3,063,602   2,996,426         67,176
Canadian Dollar (sell)    11/20/2006   5,535,000   4,968,359   4,959,641          8,718
Canadian Dollar (buy)     11/20/2006   1,770,000   1,592,328   1,586,010         (6,318)
Euro Currency (sell)      10/05/2006   8,620,000  11,101,353  10,940,125        161,228
Mexican Peso (sell)       12/18/2006 260,520,000  23,625,646  23,606,997         18,649
New Zealand Dollar (sell) 11/10/2006   8,340,000   5,186,813   5,439,215       (252,402)
South African Rand (sell) 11/13/2006  77,420,000  11,388,510   9,917,749      1,470,761
South African Rand (buy)  11/13/2006  23,580,000   3,095,910   3,020,673        (75,237)
South African Rand (buy)  11/13/2006  23,580,000   3,016,695   3,020,673          3,978

SEPTEMBER 30, 2006



E. FUTURES CONTRACTS. The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid, respectively, by and to the holders of these positions. The amount received or paid is known as "variation margin." Realized gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

At September 30, 2006, the Global Bond Fund had the following short futures contracts open:

                                       NUMBER    NOTIONAL     MARKET
                           EXPIRATION    OF      VALUE OF    VALUE OF    UNREALIZED
                              DATE    CONTRACTS  CONTRACTS   CONTRACTS  DEPRECIATION
                           ---------- --------- ----------- ----------- ------------
US Treasury Bond Dec. 2006 12/19/2006    99     $10,949,379 $11,128,218  $(178,839)

F. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as redemptions in-kind, foreign currency transactions, defaulted bond interest, premium amortization accruals, distributions from real estate investment trusts and reclassification of paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, premium amortization accruals, corporate action adjustments, mark-to-market on forward currency contracts, futures contracts and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 was as follows:

                               2006 DISTRIBUTIONS PAID FROM:            2005 DISTRIBUTIONS PAID FROM:
                            ------------------------------------ -   ------------------------------------
                                         LONG-TERM                                LONG-TERM
                              ORDINARY    CAPITAL                      ORDINARY    CAPITAL
                               INCOME      GAINS       TOTAL            INCOME      GAINS       TOTAL
                            ------------ ---------- ------------ -   ------------ ---------- ------------
Bond Fund                   $330,101,708 $       -- $330,101,708     $216,485,259 $       -- $216,485,259
Fixed Income Fund             33,031,701         --   33,031,701       34,745,920         --   34,745,920
Global Bond Fund              46,895,795  3,318,445   50,214,240       25,353,794  2,052,098   27,405,892
Inflation Protected
 Securities Fund                 576,077     12,883      588,960          434,112         --      434,112
Institutional High
 Income Fund                   7,577,634         --    7,577,634        8,125,448         --    8,125,448
Intermediate Duration Fixed
 Income Fund                   1,971,781         --    1,971,781        1,688,139     64,438    1,752,577
Investment Grade Fixed
 Income Fund                  13,102,727  7,898,658   21,001,385       11,463,633  3,486,246   14,949,879

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                                                                                    INTERMEDIATE INVESTMENT
                                                                           INFLATION                  DURATION     GRADE
                                                                           PROTECTED  INSTITUTIONAL    FIXED       FIXED
                                                   FIXED      GLOBAL BOND  SECURITIES     HIGH         INCOME      INCOME
                                    BOND FUND   INCOME FUND      FUND         FUND     INCOME FUND      FUND        FUND
                                  ------------  -----------  ------------  ---------- ------------- ------------ ----------
Undistributed ordinary income     $ 27,810,813  $22,992,778  $ 26,599,610  $  23,367   $ 6,630,251   $  36,839   $3,208,146
Capital loss carryforward:
Expires September 30, 2011         (73,307,059)  (7,668,632)           --         --    (4,371,496)         --           --
Expires September 30, 2012                  --           --            --         --            --          --           --
Expires September 30, 2013                  --           --            --         --            --      (3,797)          --
Expires September 30, 2014            (343,252)          --    (1,046,616)   (22,173)           --    (186,919)    (309,092)
                                  ------------  -----------  ------------  ---------- ------------- ------------ ----------
Total capital loss carryforward    (73,650,311)  (7,668,632)   (1,046,616)   (22,173)   (4,371,496)   (190,716)    (309,092)
Deferred net capital losses
 (post October 2005)                (2,131,587)          --    (4,349,762)  (145,108)           --    (243,798)    (826,548)
Unrealized appreciation
 (depreciation)                    391,893,064   34,075,668   (11,241,247)  (368,008)   16,114,646    (479,570)   6,276,634
                                  ------------  -----------  ------------  ---------- ------------- ------------ ----------
Total accumulated earnings
 (losses)                         $343,921,979  $49,399,814  $  9,961,985  $(511,922)  $18,373,401   $(877,245)  $8,349,140
                                  ------------  -----------  ------------  ---------- ------------- ------------ ----------
Capital loss carryfoward utilized
 in the current year              $         --  $ 1,489,570  $         --  $      --   $ 3,575,513   $      --   $       --
                                  ------------  -----------  ------------  ---------- ------------- ------------ ----------

H. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

I. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

J. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2006 were as follows:

                                         MARKET VALUE OF
FUND                                    SECURITIES ON LOAN VALUE OF COLLATERAL
----                                    ------------------ -------------------
Bond Fund                                   $1,486,484,877      $1,517,816,403
Fixed Income Fund                               32,187,796          32,882,111
Global Bond Fund                                65,529,709          67,380,689
Inflation Protected Securities Fund              2,248,319           2,293,321
Institutional High Income Fund                  13,800,502          14,103,418
Intermediate Duration Fixed Income Fund          2,191,355           2,237,268
Investment Grade Fixed Income Fund              15,367,796          15,717,150

SEPTEMBER 30, 2006



K. INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L. NEW ACCOUNTING PRONOUNCEMENTS. In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on each Fund's net assets and results of operations.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2006, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                        U.S. GOVERNMENT/AGENCY SECURITIES          OTHER SECURITIES
                                        --------------------------------- -   ---------------------------
FUND                                      PURCHASES          SALES               PURCHASES       SALES
----                                      ------------     ------------   -   -------------- ------------
Bond Fund                               $964,294,704     $950,975,583         $3,224,249,075 $378,563,843
Fixed Income Fund                         32,128,634       83,598,932            158,715,208   85,652,000
Global Bond Fund                          82,829,284      132,269,321            718,152,932  710,759,728
Inflation Protected Securities Fund        2,387,463        3,179,566              1,273,226      613,567
Institutional High Income Fund                    --           81,765             56,147,397   28,269,777
Intermediate Duration Fixed Income Fund   15,576,635       15,445,525             11,383,084    9,605,783
Investment Grade Fixed Income Fund        10,142,912       59,067,389             76,178,928   41,239,965

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2006, provided for fees at the following annual percentage rates of each Fund's average daily net assets:

                                        PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                        --------------------------------------
                                          FIRST         NEXT         OVER
FUND                                    $1 BILLION   $2 BILLION   $3 BILLION
----                                    ----------   ----------   ----------
Bond Fund                                 0.60%        0.60%        0.50%
Fixed Income Fund                         0.50%        0.50%        0.50%
Global Bond Fund                          0.60%        0.50%        0.50%
Inflation Protected Securities Fund       0.25%        0.25%        0.25%
Institutional High Income Fund            0.60%        0.60%        0.60%
Intermediate Duration Fixed Income Fund   0.25%        0.25%        0.25%
Investment Grade Fixed Income Fund        0.40%        0.40%        0.40%

Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2007 and will be reevaluated on an annual basis. For the year ended September 30, 2006, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                        EXPENSE LIMIT AS A PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS
                                        ----------------------------------------
                                        INSTITUTIONAL      RETAIL      ADMIN
FUND                                        CLASS          CLASS       CLASS
----                                    -------------      ------      -----
Bond Fund                                   0.75%          1.00%       1.25%
Fixed Income Fund                           0.65%           --          --
Global Bond Fund                            0.75%          1.00%        --
Inflation Protected Securities Fund         0.40%           --          --
Institutional High Income Fund              0.75%           --          --
Intermediate Duration Fixed Income Fund     0.40%           --          --
Investment Grade Fixed Income Fund          0.55%           --          --

For the year ended September 30, 2006, the management fees for each Fund were as follows:

                                                           PERCENTAGE OF
                                             MANAGEMENT  AVERAGE DAILY NET
     FUND                                       FEE           ASSETS
     ----                                    ----------- -----------------
     Bond Fund                               $29,144,506       0.56%
     Fixed Income Fund                         2,205,077       0.50%
     Global Bond Fund                          6,438,776       0.59%
     Inflation Protected Securities               22,966       0.25%
     Institutional High Income Fund              773,560       0.60%
     Intermediate Duration Fixed Income Fund     102,941       0.25%
     Investment Grade Fixed Income Fund          715,291       0.40%

For the year ended September 30, 2006, expenses were reimbursed as follows:

                                         EXPENSES
FUND                                    REIMBURSED
----                                    ----------
Bond Fund                                $171,399
Fixed Income Fund                              --
Global Bond Fund                          458,257
Inflation Protected Securities Fund       118,124
Institutional High Income Fund             47,210
Intermediate Duration Fixed Income Fund    91,592
Investment Grade Fixed Income Fund             --

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2006 were as follows:

                                        EXPENSES SUBJECT TO POSSIBLE REIMBURSEMENT UNTIL
                                                  SEPTEMBER 30, 2007
-                                       ------------------------------------------------
                                        INSTITUTIONAL     RETAIL     ADMIN
FUND                                        CLASS         CLASS      CLASS     TOTAL
----                                    -------------    --------   -------   --------
Bond Fund                                    $     --    $138,933   $32,466   $171,399
Fixed Income Fund                                  --          --        --         --
Global Bond Fund                                   --     458,257        --    458,257
Inflation Protected Securities Fund           118,124          --        --    118,124
Institutional High Income Fund                 47,210          --        --     47,210
Intermediate Duration Fixed Income Fund        91,592          --        --     91,592
Investment Grade Fixed Income Fund                 --          --        --         --

SEPTEMBER 30, 2006



Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

Bond Fund purchased two securities which were held at September 30, 2005, and whose aggregated market positions, upon acquisition, exceeded a 1940 Act limitation. The excess positions of those securities were subsequently sold and the Fund's adviser reimbursed the Fund $378,780 for losses incurred in connection with the disposition of these securities.

B. ADMINISTRATIVE FEES. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation, is an indirect wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds II), IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the year ended September 30, 2006, amounts paid to IXIS Advisors for administrative fees were as follows:

                                        ADMINISTRATIVE
FUND                                         FEES
----                                    --------------
Bond Fund                                $ 2,866,243
Fixed Income Fund                            217,268
Global Bond Fund                             614,648
Inflation Protected Securities Fund            4,097
Institutional High Income Fund                67,242
Intermediate Duration Fixed Income Fund       20,081
Investment Grade Fixed Income Fund            89,261

C. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the funds.

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund and Global Bond Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay a shareholder service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2006, the Funds paid the following service and distribution fees:

                                           SERVICE FEES    DISTRIBUTION FEES
                                          --------------- -------------------
                                           ADMIN   RETAIL  ADMIN     RETAIL
  FUND                                     CLASS   CLASS   CLASS     CLASS
  ----                                    -------- ------ -------- ----------
  Bond Fund                               $212,157   $ -- $212,157 $3,290,050
  Fixed Income Fund                             --     --       --         --
  Global Bond Fund                              --     --       --  1,309,923
  Inflation Protected Securities Fund           --     --       --         --
  Institutional High Income Fund                --     --       --         --
  Intermediate Duration Fixed Income Fund       --     --       --         --
  Investment Grade Fixed Income Fund            --     --       --         --

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board who each received an annual retainer of $25,000. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supported the Funds' Chief Compliance Officer. For the period from October 1, 2005 to December 31, 2005, each Fund's portion of such expense was approximately $575.

E. REDEMPTION FEES. Shareholders of the Bond Fund and Global Bond Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of the Bond Fund or the Global Bond Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Bond Fund, Global Bond Fund and Inflation Protected Securities Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal

SEPTEMBER 30, 2006


Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2006, the Funds had no borrowings under this agreement.

6. SHAREHOLDERS. At September 30, 2006, the Loomis Sayles Funded Pension Plan and Trust ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                     PROFIT SHARING
FUND                                    PENSION PLAN RETIREMENT PLAN
----                                    ------------ ---------------
Bond Fund                                $1,039,625    $ 1,308,239
Global Bond Fund                            682,121        395,329
Inflation Protected Securities Fund              --        188,235
Institutional High Income Fund              308,633        675,460
Intermediate Duration Fixed Income Fund          --         67,565

At September 30, 2006, Loomis Sayles owned 121,766 shares, equating to 13.9% of Inflation Protected Securities Fund's shares outstanding. In addition, 2 individuals affiliated with Institutional High Income Fund held approximately 14.9% of the Fund's total outstanding shares.

At September 30, 2006, 7 shareholders individually owned more than 5% of the Fixed Income Fund's total outstanding shares, representing, in aggregate, 52.7% of the Fund; 2 shareholders individually owned more than 5% of the Inflation Protected Securities Fund's total outstanding shares, representing, in aggregate, 21.7% of the Fund; 7 shareholders individually owned more than 5% of the Institutional High Income Fund's total outstanding shares, representing, in aggregate, 51.9% of the Fund; 6 shareholders individually owned more than 5% of the Intermediate Duration Fixed Income Fund's total outstanding shares, representing, in aggregate, 88.3% of the Fund; and 5 shareholders owned 53.9% of the Investment Grade Fixed Income Fund's total outstanding shares.

7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                             BOND FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ---------------------------   ---------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   --------------  -----------   --------------
Issued from the sale of shares       124,324,173   $1,723,847,626   91,412,221   $1,257,934,435
Issued in connection with the
  reinvestment of distributions       14,777,290      202,241,438   11,561,959      158,018,772
Redeemed                             (42,801,587)    (590,742,045) (39,402,964)    (541,014,444)
                                     -----------   --------------  -----------   --------------
Net change                            96,299,876   $1,335,347,019   63,571,216   $  874,938,763
                                     -----------   --------------  -----------   --------------

                                        Shares         Amount         Shares         Amount
RETAIL CLASS                         -----------   --------------  -----------   --------------
Issued from the sale of shares       120,986,616   $1,674,795,064   35,692,125   $  490,508,671
Issued in connection with the
  reinvestment of distributions        5,352,666       73,333,873    1,745,321       23,833,032
Redeemed                             (19,287,542)    (266,078,434)  (6,581,827)     (90,157,251)
                                     -----------   --------------  -----------   --------------
Net change                           107,051,740   $1,482,050,503   30,855,619   $  424,184,452
                                     -----------   --------------  -----------   --------------

                                        Shares         Amount         Shares         Amount
ADMIN CLASS                          -----------   --------------  -----------   --------------
Issued from the sale of shares         4,053,358   $   55,793,877    3,478,648   $   47,747,890
Issued in connection with the
  reinvestment of distributions          294,915        4,019,633      152,572        2,079,871
Redeemed                              (1,419,674)     (19,558,143)    (993,193)     (13,593,996)
                                     -----------   --------------  -----------   --------------
Net change                             2,928,599   $   40,255,367    2,638,027   $   36,233,765
                                     -----------   --------------  -----------   --------------
Increase (decrease) from capital
  share transactions                 206,280,215   $2,857,652,889   97,064,862   $1,335,356,980
                                     -----------   --------------  -----------   --------------

                                                      FIXED INCOME FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                       Shares          Amount        Shares         Amount
INSTITUTIONAL CLASS                  ----------    -------------   ----------    ------------
Issued from the sale of shares        4,908,821    $  66,059,413    4,870,508    $ 65,628,272
Issued in connection with the
  reinvestment of distributions       2,493,634       32,243,962    2,602,690      34,745,909
Issued from subscriptions-in-kind*    2,146,473       28,354,906    2,073,596      28,905,923
Redeemed                             (8,747,919)    (118,052,987)  (3,270,866)    (45,004,375)
                                     ----------    --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                    801,009    $   8,605,294    6,275,928    $ 84,275,729
                                     ----------    --------------  ------------  --------------

*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on June 14, 2006 and September 1, 2005. Contribution includes $28,069,734 of cash and securities and $285,172 in receivables on June 14, 2006; and $28,641,780 of securities and $264,143 in receivables on September 1, 2005. The securities contributed on both dates were part of a portfolio that was previously managed by Loomis Sayles.

                                                        GLOBAL BOND FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                        Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  -----------   -------------   -----------   -------------
Issued from the sale of shares        15,469,596   $ 232,491,055    19,500,004   $ 310,767,699
Issued in connection with the
  reinvestment of distributions        1,389,221      20,449,336       627,540      10,021,422
Issued from subscriptions-in-kind*            --              --     1,155,839      18,435,637
Redeemed                             (10,673,864)   (161,309,038)   (4,185,435)    (65,939,216)
                                     -----------   --------------  ------------  --------------
Net change                             6,184,953   $  91,631,353    17,097,948   $ 273,285,542
                                     -----------   --------------  ------------  --------------

                                        Shares         Amount         Shares         Amount
RETAIL CLASS                         -----------   -------------   -----------   -------------
Issued from the sale of shares        16,020,803   $ 239,884,611    28,840,330   $ 455,133,214
Issued in connection with the
  reinvestment of distributions        1,598,052      23,363,526       907,874      14,388,945
Redeemed                             (27,592,428)   (414,470,313)  (11,155,213)   (174,760,978)
                                     -----------   --------------  ------------  --------------
Net change                            (9,973,573)  $(151,222,176)   18,592,991   $ 294,761,181
                                     -----------   --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                  (3,788,620)  $ (59,590,823)   35,690,939   $ 568,046,723
                                     -----------   --------------  ------------  --------------

*Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on September 1, 2005. Contribution includes $18,222,555 of securities and $213,082 in receivables. The securities contributed on both dates were part of a portfolio that was previously managed by Loomis Sayles.


                                          INFLATION PROTECTED SECURITIES FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                      Shares          Amount        Shares          Amount
INSTITUTIONAL CLASS                  --------      -----------     --------      -----------
Issued from the sale of shares        168,093      $ 1,763,299      459,666      $ 5,048,080
Issued in connection with the
  reinvestment of distributions        53,052          544,582       36,320          397,083
Redeemed                             (199,765)      (2,083,498)    (309,076)      (3,406,928)
                                     --------      --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                   21,380      $   224,383      186,910      $ 2,038,235
                                     --------      --------------  ------------  --------------

SEPTEMBER 30, 2006



                                               INSTITUTIONAL HIGH INCOME FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares        4,899,474    $ 38,208,619     3,042,553    $ 23,344,866
Issued in connection with the
  reinvestment of distributions         829,984       6,050,584       790,982       5,853,273
Redeemed                             (2,471,889)    (19,815,513)   (2,604,281)    (19,743,592)
                                     ----------    --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                  3,257,569    $ 24,443,690     1,229,254    $  9,454,547
                                     ----------    --------------  ------------  --------------

                                           INTERMEDIATE DURATION FIXED INCOME FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares          322,858    $  3,067,955     1,175,599    $ 11,509,900
Issued in connection with the
  reinvestment of distributions         147,945       1,396,328       128,411       1,250,698
Redeemed                               (295,102)     (2,786,317)     (202,398)     (1,979,131)
                                     ----------    --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                    175,701    $  1,677,966     1,101,612    $ 10,781,467
                                     ----------    --------------  ------------  --------------

                                             INVESTMENT GRADE FIXED INCOME FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares        1,855,093    $ 23,251,618     1,765,601    $ 23,512,683
Issued in connection with the
  reinvestment of distributions       1,528,355      18,884,641       978,295      13,091,992
Redeemed                             (3,699,328)    (45,983,153)   (1,762,704)    (23,270,344)
                                     ----------    --------------  ------------  --------------
Increase (decrease) from capital
  share transactions                   (315,880)   $ (3,846,894)      981,192    $ 13,334,331
                                     ----------    --------------  ------------  --------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, "the Funds"), at September 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2006

2006 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2006, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                               QUALIFYING PERCENTAGE
Bond Fund                                          2.58%
Fixed Income Fund                                  1.35%
Institutional High Income Fund                     4.73%
Investment Grade Fixed Income Fund                 1.27%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2006.

FUND                                  AMOUNT
Global Bond Fund                    $3,318,445
Inflation Protected Securities Fund     12,883
Investment Grade Fixed Income Fund   7,898,658

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2006, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

                      FUND
                      Bond Fund
                      Fixed Income Fund
                      Institutional High Income Fund
                      Investment Grade Fixed Income Fund

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles at 800-343-2029.

                           POSITION(S)
                            HELD WITH
                        THE TRUST, LENGTH                                                NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. Trustee, since 2003  Douglas Dillon Professor and Director of  38; Director, Taubman Centers,
(3/23/40)                Contract Review    the Belfer Center for Science and         Inc. (real estate investment trust)
                          and Governance    International Affairs, John F. Kennedy
                         Committee Member   School of Government, Harvard
                                            University

Charles D. Baker       Trustee, since 2005  President and Chief Executive Officer,    38; None
(11/13/56)               Contract Review    Harvard Pilgrim Health Care (health plan)
                          and Governance
                         Committee Member

Edward A. Benjamin     Trustee, since 2002  Retired                                   38; Director, Precision Optics
(5/30/38)                Chairman of the                                              Corporation (optics manufacturer)
                         Contract Review
                          and Governance
                            Committee

Daniel M. Cain         Trustee, since 2003  President and Chief Executive Officer,    38; Director, Sheridan Healthcare
(2/24/45)                Chairman of the    Cain Brothers & Company, Incorporated     Inc. (physician practice
                         Audit Committee    (investment banking)                      management)

Paul G. Chenault+      Trustee, since 2002  Retired; Trustee, First Variable Life     38; Director, Mailco Office
(9/12/33)                Contract Review    (variable life insurance)                 Products, Inc. (mailing
                          and Governance                                              equipment)
                         Committee Member

Kenneth J. Cowan+      Trustee, since 2003  Retired                                   38; None
(4/5/32)                 Contract Review
                          and Governance
                         Committee Member

Richard Darman         Trustee, since 2003  Partner, The Carlyle Group (investments); 38; Director and Chairman of
(5/10/43)                Contract Review    formerly, Professor, John F. Kennedy      Board of Directors, AES
                          and Governance    School of Government, Harvard             Corporation (international power
                         Committee Member   University                                company)

Sandra O. Moose        Trustee, since 2003; President, Strategic Advisory Services    38; Director, Verizon
(2/17/42)               Chairperson of the  (management consulting); formerly,        Communications; Director, Rohm
                        Board of Trustees   Senior Vice President and Director, The   and Haas Company (specialty
                          since November    Boston Consulting Group, Inc.             chemicals); Director, AES
                         2005; Ex officio   (management consulting)                   Corporation (international power
                          member of the                                               company)
                         Audit Committee
                           and Contract
                            Review and
                            Governance
                            Committee

                            POSITION(S)
                             HELD WITH
                         THE TRUST, LENGTH                                                 NUMBER OF PORTFOLIOS IN FUND
                         OF TIME SERVED AND            PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH    TERM OF OFFICE*               DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
John A. Shane+          Trustee, since 2003; President, Palmer Service Corporation       38; Director, Gensym Corporation
(2/22/33)                 Audit Committee    (venture capital organization)              (software and technology service
                               Member                                                    provider); Director and Chairman
                                                                                         of the Board, Abt Associates Inc.
                                                                                         (research and consulting firm)

Cynthia L. Walker       Trustee, since 2005; Executive Dean for Administration           38; None
(7/25/56)                 Audit Committee    (formerly, Dean for Finance and CFO),
                               Member        Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/    Trustee, President  President, Chairman, Director, and Chief    38; None
(4/14/47)               and Chief Executive  Executive Officer, Loomis, Sayles &
555 California Street    Officer since 2002  Company, L.P.; President and Chief
San Francisco, CA 94104                      Executive Officer for Loomis Sayles Funds
                                             I; Chief Executive Officer for Loomis
                                             Sayles Funds II

John T. Hailer/2/           Trustee and      President and Chief Executive Officer,      38; None
(11/23/60)                 Executive Vice    IXIS Asset Management Advisors, L.P.,
                        President since 2003 IXIS Asset Management Distributors, L.P.
                                             and IXIS Asset Management Global
                                             Associates, L.P.; Executive Vice President,
                                             Loomis Sayles Funds I; President and
                                             Chief Executive Officer, AEW Real Estate
                                             Income Fund, IXIS Advisor Cash
                                             Management Trust, IXIS Advisor Funds
                                             Trust I, IXIS Advisor Funds Trust II, IXIS
                                             Advisor Funds Trust III and IXIS Advisor
                                             Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.
**Each person listed above, except as noted, holds the same position(s) with the Trust. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee's or officer's current position with such entity.
***The trustees of the Trust serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (together the "IXIS Advisor Funds and Loomis Sayles Funds Trusts").
+ Effective December 31, 2006, Messrs. Chenault, Cowan and Shane will be retiring as members of the IXIS Advisor Funds and Loomis Sayles Funds Trusts Board of Trustees.
1 Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
2 Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation and President and Chief Executive Officer of IXIS Asset Management Global Associates, L.P., IXIS Asset Management Advisors and IXIS Asset Management Distributors, L.P.

TRUSTEE AND OFFICER INFORMATION

                                     POSITION(S)
                                      HELD WITH
                                    THE TRUST TERM
                                    OF OFFICE AND                          PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH          LENGTH OF TIME SERVED*                      DURING PAST 5 YEARS**
-------------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUSTS
Coleen Downs Dinneen   Secretary, Clerk and Chief Legal Officer Senior Vice President, General Counsel,
(12/16/60)                       Since September 2004           Secretary and Clerk (formerly, Deputy
                                                                General Counsel, Assistant Secretary and
                                                                Assistant Clerk), IXIS Asset Management
                                                                Distribution Corporation, IXIS Asset
                                                                Management Distributors, L.P. and IXIS
                                                                Asset Management Advisors, L.P.

Daniel J. Fuss                 Executive Vice President         Vice Chairman and Director, Loomis, Sayles
(9/27/33)                          Since June 2003              & Company, L.P.; Prior to 2002, President
One Financial Center                                            and Trustee of Loomis Sayles Funds II
Boston, MA 02111

Russell L. Kane               Chief Compliance Officer,         Chief Compliance Officer for Mutual Funds,
(7/23/69)                          Since May 2006;              Vice President, Associate General Counsel,
                                 Assistant Secretary            Assistant Secretary and Assistant Clerk, IXIS
                                   Since June 2004              Asset Management Distribution Corporation,
                                                                IXIS Asset Management Distributors, L.P.
                                                                and IXIS Asset Management Advisors, L.P.;
                                                                formerly, Senior Counsel, Columbia
                                                                Management Group.

Michael C. Kardok         Treasurer, Principal Financial and    Senior Vice President, IXIS Asset
(7/17/59)                         Accounting Officer            Management Advisors, L.P. and IXIS Asset
                                  Since October 2004            Management Distributors, L.P.; formerly,
                                                                Senior Director, PFPC Inc; formerly, Vice
                                                                President--Division Manager, First Data
                                                                Investor Services, Inc.

Max J. Mahoney              Anti-Money Laundering Officer       Vice President, Deputy General Counsel,
(5/1/62)                       and Assistant Secretary          Assistant Secretary and Assistant Clerk, IXIS
                                  Since August 2005             Asset Management Distribution Corporation.
                                                                Senior Vice President, Deputy General
                                                                Counsel, Assistant Secretary, Assistant Clerk
                                                                and Chief Compliance Officer - Investment
                                                                Adviser, IXIS Asset Management
                                                                Distributors, L.P. and IXIS Asset
                                                                Management Advisors, L.P.; formerly, Senior
                                                                Counsel, MetLife, Inc.; formerly, Associate
                                                                Counsel, LPL Financial Services, Inc.

John E. Pelletier              Chief Operating Officer          Executive Vice President and Chief
(6/24/64)                        Since September 2004           Operating Officer (formerly, Senior Vice
                                                                President, General Counsel, Secretary and
                                                                Clerk), IXIS Asset Management
                                                                Distribution Corporation, IXIS Asset
                                                                Management Distributors, L.P. and IXIS
                                                                Asset Management Advisors, L.P.; Executive
                                                                Vice President, Chief Operating Officer and
                                                                Director (formerly, President, Chief
                                                                Operating Officer and Director), IXIS Asset
                                                                Management Services Company.

*Each officer of the Trust serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles High Income Opportunities Fund
         Loomis Sayles Securitized Asset Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments              8

                    Statements of Assets and Liabilities 20

                    Statements of Operations             21

                    Statements of Changes in Net Assets  22

                    Financial Highlights                 23

                    Notes to Financial Statements        25

         ANNUAL REPORT
         SEPTEMBER 30, 2006

FUND AND MANAGER REVIEW

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

[ PHOTO]

Matthew Eagan
                              MATTHEW EAGAN, CFA
                           Manager Since April 2004

[PHOTO]

Kathleen Gaffney
                             KATHLEEN GAFFNEY, CFA
                           Manager Since April 2004
[PHOTO]

Daniel Fuss
                              DAN FUSS, CFA, CIC
                           Manager Since April 2004

[PHOTO]


                              ELAINE STOKES, CFA
                           Manager Since April 2004

 KEY FUND FACTS
 SYMBOL | LSIOX
 OBJECTIVE | High current income. Capital appreciation is the Fund's secondary objective.
 STRATEGY | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.
 FUND INCEPTION DATE | 4/01/04
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 4/13/04
 EXPENSE RATIO | 0.00%*
 TOTAL NET ASSETS | $42.8 million
*All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund's Advisor or through "wrap fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Asset Management Advisors, L.P.


PORTFOLIO REVIEW

A resilient economy and strong corporate profits were hallmarks of the fiscal year ended September 30, 2006. Recently, declining energy prices helped subdue inflation fears, while a deteriorating housing market raised concerns of a broader economic slowdown. After raising the federal funds rate at 17 consecutive meetings, the Federal Reserve Board paused in August and September, reducing concerns that the Fed might tighten the economy into a recession. All major bond market benchmarks generated positive returns, with the bulk of the gains coming in the third quarter of calendar 2006. Overall, the riskier segments offered the best returns, as fundamentals remained sound.

High yield provided strong returns, as default rates remained low, in defiance of forecasts. Although spreads remained in a tight range for much of the year, investors benefited from the extra yield inherent in the bonds. Emerging markets also provided strong returns, as improving country fundamentals gave reason for investors to overlook a few country-specific events.

High yield securities accounted for approximately 85% of the Fund's assets. For the fiscal year ended September 30, 2006, disappointing security selections within the high yield sector accounted for much of the Fund's underperformance relative to its Benchmark, the Lehman High Yield Index. In terms of quality, our high yield bonds with B quality ratings generated the best performance, while bonds rated BB and below detracted from overall results. The best-performing industries for the Fund included airlines, autos, media/cable, telecommunication and supermarkets. The healthcare sector, on the other hand, hurt the Fund's overall performance.

The Fund's allocations to US-dollar-denominated emerging market debt and convertible securities made the greatest positive contributions to performance during the 12-month period. Our strong issue selections within the convertibles sector, particularly in the telecommunication and pharmaceutical industries, bolstered the Fund's performance. Emerging markets also contributed positively to performance, thanks to a combination of strong global economic growth and improving credit quality.

Throughout the fiscal year, we maintained a significantly longer duration than the Benchmark--6.2 years versus 4.5 years. Although such a strategy generally is favorable when interest rates are falling, it resulted from positions in longer-maturity corporate and high yield securities that underperformed the Benchmark.

OUTLOOK

We believe the economy is experiencing a typical mid-cycle slowdown, which should keep monetary policy stable for the foreseeable future. However, the market appears to be pricing in a Fed easing for the first half of 2007. If the economy gains traction, as we believe it may, yields are vulnerable to a modest increase.

Investment grade corporate spreads have remained in a narrow range for more than a year, and we do not foresee a near-term catalyst that will knock them out of that range. Demand remains robust for the bonds, as corporations continue to generate solid earnings. We believe corporate bonds may outperform Treasurys, but security selection will be key. We have a similar outlook for spreads in the high yield sector. Based on our outlook for stable monetary policy, solid earnings growth and low default rates, we believe high yield bonds are fairly valued. Our greatest concern for investment grade corporate and high yield securities is the rising threat from shareholder-friendly events, including leveraged buyouts. Although emerging markets have weathered a few country-specific bumps, the general trend remains positive. Because we believe the US dollar is overdue for some weakness, foreign currency exposure should grow increasingly important to Fund returns.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                          SINCE
                                        1 YEAR         INCEPTION(a)
                            ----------------------------------------------

                            LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND
                                         6.64%             8.96%
                            ----------------------------------------------

                            LEHMAN HIGH YIELD INDEX(b)
                                         8.07              7.47
                            ----------------------------------------------

                            LIPPER HIGH CURRENT YIELD FUNDS INDEX(b)
                                         6.75              6.84
                            ----------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO September 30, 2006


                                     [CHART]

                 Loomis Sayles                                  Lipper High
                  High Income          Lehman High             Current Yield
              Opportunities Fund   Yield Index/(a)//(b)/   Funds Index/(a)//(b)/
              ------------------   ---------------------   ---------------------
   4/13/2004     $10,000               $10,000                      $10,000
   4/30/2004       9,850                 9,977                        9,932
   5/31/2004       9,681                 9,823                        9,764
   6/30/2004       9,901                 9,961                        9,904
   7/31/2004      10,071                10,040                       10,038
   8/31/2004      10,389                10,204                       10,235
   9/30/2004      10,590                10,345                       10,384
  10/31/2004      10,852                10,529                       10,572
  11/30/2004      10,992                10,679                       10,699
  12/31/2004      11,273                10,840                       10,858
   1/31/2005      11,305                10,813                       10,844
   2/28/2005      11,580                10,979                       11,004
   3/31/2005      11,107                10,687                       10,684
   4/30/2005      10,942                10,562                       10,580
   5/31/2005      11,206                10,732                       10,768
   6/30/2005      11,461                10,904                       10,979
   7/31/2005      11,640                11,074                       11,171
   8/31/2005      11,685                11,126                       11,192
   9/30/2005      11,594                11,054                       11,080
  10/31/2005      11,449                10,963                       11,003
  11/30/2005      11,483                11,063                       11,061
  12/31/2005      11,619                11,165                       11,156
   1/31/2006      11,800                11,309                       11,334
   2/28/2006      11,983                11,404                       11,409
   3/31/2006      12,000                11,450                       11,478
   4/30/2006      12,019                11,516                       11,548
   5/31/2006      11,914                11,491                       11,547
   6/30/2006      11,821                11,427                       11,506
   7/31/2006      11,928                11,514                       11,619
   8/31/2006      12,168                11,671                       11,807
   9/30/2006      12,360                11,800                       11,975


Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Index performance data is not available coincident with the Fund's inception date.

(a) Since Index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value of the month-end closest to the Fund's inception date. (b) See page 5 for a description of the Indices.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not issued by, and may not be guaranteed by the US government.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SECURITIZED ASSET FUND

[PHOTO]

Cliff Rowe
                               CLIFTON ROWE, CFA
                           Manager since March 2006

[PHOTO]

Hu Fan

                                  FAN HU, CFA
                           Manager since March 2006

 KEY FUND FACTS
 SYMBOL | LSSAX
 OBJECTIVE | High current income consistent with capital preservation.
 STRATEGY | Invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.
 FUND INCEPTION DATE | 3/2/06
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 3/2/06
 EXPENSE RATIO | 0.00%*
 TOTAL NET ASSETS | $71.0 million
*All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund's Advisor or through "wrap fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Asset Management Advisors, L.P.


The Fund, which launched on March 2, 2006, seeks to generate current income consistent with capital preservation. The Fund's portfolio managers collaborate with a team of in-house analysts to identify attractive total return investments in the securitized asset sector. Our bottom-up security selection process is the primary driver of the portfolio's structure and performance. This process may result in allocations to non-Benchmark sectors, including US Treasury and agency securities. We build a Fund consistent with the analysts' ideas, Benchmark characteristics and prospectus guidelines. The resulting portfolio is designed to seek superior long-term performance relative to the securitized asset indices and AAA-quality benchmarks. The following commentary covers the period from March 2, 2006, the Fund's inception date, through September 30, 2006.

PORTFOLIO REVIEW

The Fund's performance was on par with its Benchmark, the Lehman Securitized Index, during the period from March 2, 2006 (the Fund's inception) to September 30, 2006. As the period unfolded, economic reports of diminishing inflation pressures and softness in the housing market prompted the Federal Reserve Board to suspend its tightening campaign. Short-term interest rates increased during the period, as the Fed boosted rates by 150 basis points before pausing. On the other hand, rates on intermediate-term securities (two to 10 years) actually declined when the market began to anticipate a slowing economy. Mortgages and other securitized products outperformed, due to their significant income advantage and modest relative price appreciation.

Securitized bonds with the least prepayment risk were the best performers early in the period, when interest rates rose and duration extension fears grew. In particular, mortgage securities backed by 15-year amortizing loans performed relatively well because they generally experience minimal slowdowns in return of principal when interest rates rise. Commercial mortgage-backed securities
(CMBS) also performed relatively well because they include prepayment penalties and other measures that mitigate a borrower's ability to retire principal early. We increased the Fund's exposure to CMBS, due to our favorable short- and long-term views for this sector. CMBS also offer attractive yield advantages, predictable cash flows and AAA credit ratings. We expect them to provide principal appreciation over time, as the market begins to recognize the value in this sector.

Asset-backed securities (ABS) may have prepayment protection similar to CMBS, and the loans backing these bonds also have lower prepayment risk. Moreover, they tend to have relatively small balances compared to mortgage loans, which makes borrowers less inclined to refinance in response to interest rate moves.

Mortgages issued by GNMA were among the worst performers. GNMA securities benefit from their explicit government guarantee, which makes them command a premium price over other mortgage-backed securities. However, in the face of waning demand, particularly from foreign investors, prices on GNMA securities fell. We viewed this as an opportunity to add to our GNMA holdings at attractive prices. In addition, mortgage securities backed by 30-year amortizing loans underperformed shorter-maturity securities. Rising interest rates throughout much of the period led to concerns of slowing mortgage principal prepayments. Investors penalize the price of mortgage-backed securities in this environment, particularly longer-term mortgages, because a slower rate of return of principal is disadvantageous when interest rates are rising.

OUTLOOK

In our opinion, interest rates could edge up slightly from their current levels. We do not expect the Fed to significantly increase interest rates, but we are not ruling out the possibility of an additional 25-basis-point rate hike in the federal funds target. Given this relatively benign interest rate outlook, we are focusing on identifying income opportunities rather than looking for significant prospects for capital appreciation.

In particular, the Fund remains overweight in mortgage securities backed by loans with relatively long amortization periods. Such securities usually are subject to greater refinancing risk, and therefore offer a higher yield. But in a period of relatively stable interest rates, which we believe we are entering, refinancing risks tend to diminish and investors benefit from the income advantages inherent in these securities.

The Fund has invested in some non-agency sectors. We are particularly interested in pools or structured deals that offer better prepayment protection than their agency counterparts by virtue of their specific collateral attributes. At the expense of some liquidity, these securities are often offered at a discount to agency coupon equivalents and may have better yields and less prepayment risk. We will continue to look for attractive opportunities in these sectors.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                   SINCE
                                               INCEPTION*(a)
                               ----------------------------------------

                                LOOMIS SAYLES SECURITIZED ASSET FUND
                                                   3.28%
                               ----------------------------------------

                                LEHMAN SECURITIZED INDEX(b)
                                                   2.84
                               ----------------------------------------

                                LIPPER US MORTGAGE FUNDS INDEX(b)
                                                   2.76
                               ----------------------------------------

 * Not annualized


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2006


                                     [CHART]



                                            Lipper
                                         U S Mortgage
                  Loomis Sayles Fund       Funds          Securitized
                Securitized Asset Fund       Index        Index/(a)//(b)/
                      ---------             -------      ------------

    3/2/2006        $10,000                $10,000         $10,000
   3/31/2006          9,970                  9,935           9,919
   4/30/2006          9,983                  9,930           9,921
   5/31/2006          9,963                  9,916           9,903
   6/30/2006          9,970                  9,936           9,921
   7/31/2006         10,118                 10,063          10,062
   8/31/2006         10,247                 10,193          10,209
   9/30/2006         10,328                 10,276          10,284



Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a) Since Index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value of the month-end closest to the Fund's inception date. (b) See page 5 for a description of the Indices.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not issued by, and may not be guaranteed by the US government.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Lipper High Current Yield Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.

Lipper US Mortgage Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the US mortgage funds investment objective.
Source: Lipper, Inc.

Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

Lehman Securitized Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible) and fixed rate mortgage-backed securities.
Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indices are unmanaged and do not have expenses that affect results, unlike most mutual funds. It is not possible to invest directly in an index.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the period ended June 30, 2006 is available on
(i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and to participants in "wrap-fee" programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or IXIS Advisors. The institutional investment advisory clients of Loomis Sayles and IXIS Advisors pay Loomis Sayles or IXIS Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors, in turn, pay a fee to IXIS Advisors. "Wrap fee" program participants should read carefully the wrap fee brochure provided to them by their program's sponsor and the fees paid by such sponsor to IXIS Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund's net asset value.

The first line in each Fund's table below shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2006 through September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund's table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                                Beginning          Ending           Expenses Paid
                                              Account Value     Account Value       During Period
Institutional Class                              4/1/06            9/30/06        4/1/06 - 9/30/06*
-------------------                           -------------     -------------     -----------------
Actual                                          $1,000.00         $1,030.00             $0.00
Hypothetical (5% return before expenses)        $1,000.00         $1,025.07             $0.00
*Expenses are equal to the Fund's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES SECURITIZED ASSET FUND

                                                 Beginning           Ending            Expenses Paid
                                               Account Value      Account Value        During Period
Institutional Class                               4/1/06             9/30/06         4/1/06 - 9/30/06*
-------------------                            -------------      -------------      -----------------
Actual                                           $1,000.00          $1,035.90              $0.00
Hypothetical (5% return before expenses)         $1,000.00          $1,025.07              $0.00
*Expenses are equal to the Fund's annualized expense ratio of 0.00% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period.)

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the advisory agreements to determine whether to recommend that the full Board approve the continuation of the advisory agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the advisory agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the advisory agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees, and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the advisory agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund's shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

The Board of Trustees most recently approved the continuation of the advisory agreement for Loomis Sayles High Income Opportunities Fund (the "Agreement") at their meeting held in May, 2006. The advisory agreement for the Loomis Sayles Securitized Asset Fund has an initial two-year term and its continuation will be considered by the Board of Trustees in 2007. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They also considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by the Adviser's affiliates to the Fund. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group of funds and the Fund's performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

The Trustees also considered the Adviser's performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. Under the terms of the Agreements, Loomis Sayles does not charge the Fund an investment advisory fee or any other fee for services or for bearing expenses. Although the Fund does not compensate Loomis Sayles directly for services under the Agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs", who in turn charge the programs' participants. The Trustees considered the fees received by Loomis Sayles from sponsors as well as the total expense levels of the Fund. This information included comparisons of the Fund's advisory fees and total expense levels to those of their peer group and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund's fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Fund, and information about the allocation of expenses used to calculate profitability. The Fund, at the request of the Independent Trustees, retained an independent accounting firm to review the cost allocation methods used by the Adviser to determine profitability, and engaged in extensive discussions with the Adviser regarding such methods and Adviser profitability generally. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, and the expense levels of the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees of 0% charged to the Fund were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser bears most of the Fund's expenses, economies of scale were not relevant for this Fund.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Fund.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

.. that investors will indirectly pay a proportionate share of the costs, such as brokerage commissions, taxes and extraordinary expenses that are borne by the Fund through a reduction in net asset value.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory agreement should be continued through June 30, 2007.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

                                                               PRINCIPAL AMOUNT  VALUE (+)
------------------------------------------------------------------------------------------

BONDS AND NOTES - 88.9% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 83.3%

AEROSPACE & DEFENSE - 2.0%
Bombardier, Inc., 7.450%, 5/01/2034, 144A                            $  985,000 $  848,331
                                                                                ----------
AIRLINES - 0.8%
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011                 138,557    134,400
Continental Airlines, Inc., Series 1997-4B, 6.900%, 1/02/2017           110,912    106,358
Continental Airlines, Inc., Series 2000-2, Class B,
 8.307%, 4/02/2018                                                       16,196     15,711
Continental Airlines, Inc., Series 2001-1B, 7.373%, 12/15/2015           88,774     87,886
                                                                                ----------
                                                                                   344,355
                                                                                ----------
AUTOMOTIVE - 6.9%
Cummins Engine Co., Inc., 7.125%, 3/01/2028                             150,000    153,563
Ford Motor Co., 6.625%, 10/01/2028(b)                                   260,000    194,025
Ford Motor Co., 7.450%, 7/16/2031(b)                                    200,000    154,500
Ford Motor Credit Co., 5.700%, 1/15/2010                                865,000    799,128
Ford Motor Credit Co., 7.000%, 10/01/2013(b)                            200,000    185,568
Ford Motor Credit Co., 7.250%, 10/25/2011                               105,000     99,023
GMAC LLC, 6.750%, 12/01/2014(b)                                         455,000    444,196
GMAC LLC, 6.875%, 9/15/2011                                             150,000    149,205
GMAC LLC, 8.000%, 11/01/2031                                            495,000    517,563
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028                           320,000    268,000
Tenneco Automotive, Inc., 8.625%, 11/15/2014                             10,000      9,875
                                                                                ----------
                                                                                 2,974,646
                                                                                ----------
BUILDING MATERIALS - 0.2%
Texas Industries, Inc., 7.250%, 7/15/2013                                70,000     70,000
                                                                                ----------
CHEMICALS - 4.6%
Borden, Inc., 7.875%, 2/15/2023                                         175,000    143,500
Borden, Inc., 8.375%, 4/15/2016                                         175,000    157,500
Borden, Inc., 9.200%, 3/15/2021                                         170,000    158,100
Chemtura Corp., 6.875%, 6/01/2016                                       175,000    172,594
Georgia Gulf Corp., 10.750%, 10/15/2016, 144A                            65,000     64,025
Hercules, Inc., 6.500%, 6/30/2029                                       520,000    419,250
IMC Global, Inc., 7.300%, 1/15/2028                                      50,000     43,500
LPG International, Inc., 7.250%, 12/20/2015                             100,000     98,750
Lyondell Chemical Co., 8.000%, 9/15/2014                                285,000    288,562
Methanex Corp., 6.000%, 8/15/2015                                       150,000    143,602
Nalco Finance Holdings, Inc., Zero Coupon Bond, (step to
 9.000% on 2/1/2009), 2/01/2014(c)                                       43,000     33,755
Polyone Corp., 8.875%, 5/01/2012                                         80,000     80,800
PQ Corp., 7.500%, 2/15/2013                                             160,000    152,000
                                                                                ----------
                                                                                 1,955,938
                                                                                ----------
CONSTRUCTION MACHINERY - 0.5%
Case Credit Corp., 6.750%, 10/21/2007                                   100,000    100,250
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013                      35,000     32,550
United Rentals North America, Inc., 7.000%, 2/15/2014                    75,000     70,500
                                                                                ----------
                                                                                   203,300
                                                                                ----------
CONSUMER CYCLICAL SERVICES - 0.1%
Alderwoods Group, Inc., 7.750%, 9/15/2012                                25,000     26,938
                                                                                ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                             PRINCIPAL AMOUNT  VALUE (+)
----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

CONSUMER NON-CYCLICAL SERVICES - 0.1%
Jostens IH Corp., 7.625%, 10/01/2012                               $   25,000 $   25,125
                                                                              ----------
CONSUMER PRODUCTS - 0.9%
Church & Dwight Co., Inc., 6.000%, 12/15/2012                         130,000    124,475
Spectrum Brands Inc., 7.375%, 2/01/2015                               315,000    252,000
                                                                              ----------
                                                                                 376,475
                                                                              ----------
ELECTRIC - 5.9%
AES Corp., 7.750%, 3/01/2014                                          160,000    166,400
Allegheny Energy Supply Co., LLC, 7.800%, 3/15/2011                    40,000     42,700
Allegheny Generating Co., 6.875%, 9/01/2023                           100,000     97,000
Dynegy Holdings, Inc., 7.125%, 5/15/2018                              195,000    178,425
Dynegy Holdings, Inc., 7.625%, 10/15/2026                              25,000     22,813
Dynegy Holdings, Inc., 8.375%, 5/01/2016                              280,000    284,900
Edison Mission Energy, 7.730%, 6/15/2009                              210,000    215,775
Edison Mission Energy, 7.750%, 6/15/2016, 144A                        515,000    521,437
Empresa Nacional de Electricidad SA (Endesa-Chile),
 7.875%, 2/01/2027                                                     45,000     49,877
Enersis SA, 7.375%, 1/15/2014                                          50,000     53,144
Enersis SA, 7.400%, 12/01/2016                                        175,000    187,592
NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027          360,000    327,600
NRG Energy, Inc., 7.250%, 2/01/2014                                    45,000     44,663
NRG Energy, Inc., 7.375%, 2/01/2016                                   220,000    218,625
TECO Energy, Inc., 7.200%, 5/01/2011                                  125,000    130,312
                                                                              ----------
                                                                               2,541,263
                                                                              ----------
FOOD & BEVERAGE - 2.2%
Constellation Brands, Inc., Class A, 7.250%, 9/01/2016                290,000    293,263
Dole Foods Co., Inc., 8.625%, 5/01/2009                               100,000     97,750
JBS SA, 10.500%, 8/04/2016, 144A                                      110,000    111,375
Smithfield Foods, Inc., 7.000%, 8/01/2011                             425,000    428,187
                                                                              ----------
                                                                                 930,575
                                                                              ----------
GAMING - 1.1%
MGM Mirage, Inc., 6.875%, 4/01/2016(b)                                500,000    482,500
                                                                              ----------
HEALTHCARE - 4.1%
Accellent, Inc., 10.500%, 12/01/2013                                  125,000    130,000
Davita, Inc., 7.250%, 3/15/2015                                       155,000    152,288
HCA, Inc., 6.500%, 2/15/2016                                            5,000      4,000
HCA, Inc., 7.050%, 12/01/2027                                         430,000    308,574
HCA, Inc., 7.500%, 12/15/2023                                          20,000     15,508
HCA, Inc., 7.500%, 11/06/2033                                         585,000    456,300
HCA, Inc. Series MTN, 7.580%, 9/15/2025                               185,000    142,589
HCA, Inc., 7.690%, 6/15/2025                                           35,000     27,322
HCA, Inc., Series MTN, 7.750%, 7/15/2036                               15,000     11,618
IASIS Healthcare, 8.750%, 6/15/2014                                   320,000    309,600
National Mentor Holdings, Inc., 11.250%, 7/01/2014, 144A              175,000    182,000
                                                                              ----------
                                                                               1,739,799
                                                                              ----------

HOME CONSTRUCTION - 5.6%
Centex Corp., 5.250%, 6/15/2015                                        75,000     70,067
D. R. Horton, Inc., 5.625%, 1/15/2016(b)                              300,000    278,727
Desarrolladora Homex SA, 7.500%, 9/28/2015                            595,000    583,100
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016(b)                  430,000    378,400
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014                     90,000     80,550

                                                             PRINCIPAL AMOUNT  VALUE (+)
----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

HOME CONSTRUCTION - CONTINUED
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014                  $  115,000 $  105,225
KB Home, 5.875%, 1/15/2015                                             40,000     36,077
KB Home, 7.250%, 6/15/2018                                            280,000    268,422
Lennar Corp., Series B, Class A, 5.600%, 5/31/2015                    150,000    142,650
Pulte Homes, Inc., 6.000%, 2/15/2035                                  475,000    428,266
Toll Brothers Finance Corp., 5.150%, 5/15/2015                         40,000     35,555
                                                                              ----------
                                                                               2,407,039
                                                                              ----------
INDEPENDENT/ENERGY - 2.2%
Chesapeake Energy Corp., 6.500%, 8/15/2017                            540,000    506,250
Chesapeake Energy Corp., 6.875%, 1/15/2016                            100,000     97,750
Chesapeake Energy Corp., 6.875%, 11/15/2020                           320,000    302,400
Swift Energy Co., 7.625%, 7/15/2011                                    20,000     20,075
                                                                              ----------
                                                                                 926,475
                                                                              ----------
INTEGRATED/ENERGY - 0.4%
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A                     90,000     83,475
Petrozuata Finance, Inc., 8.220%, 4/01/2017, 144A                      95,000     92,625
                                                                              ----------
                                                                                 176,100
                                                                              ----------
LODGING - 1.3%
Host Marriott LP, Series M, 7.000%, 8/15/2012                         175,000    176,969
Host Marriott LP, Series O, 6.375%, 3/15/2015                          50,000     48,500
Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016                       315,000    318,378
                                                                              ----------
                                                                                 543,847
                                                                              ----------
MEDIA CABLE - 3.8%
Charter Communications Operating LLC/CAP, 8.000%, 4/30/2012,
 144A                                                                 170,000    171,275
Comcast Corp., 5.650%, 6/15/2035                                       80,000     72,581
CSC Holdings, Inc., 7.250%, 4/15/2012, 144A                           215,000    214,194
CSC Holdings, Inc., 7.875%, 2/15/2018                                 310,000    321,625
NTL Cable PLC, 8.750%, 4/15/2014                                       30,000     31,125
NTL Cable PLC, 9.125%, 8/15/2016                                      175,000    180,687
PanAmSat Corp., 6.875%, 1/15/2028                                     235,000    206,800
Rogers Cable, Inc., 5.500%, 3/15/2014                                 455,000    427,700
                                                                              ----------
                                                                               1,625,987
                                                                              ----------
MEDIA NON-CABLE - 2.4%
Dex Media, Inc., 8.000%, 11/15/2013                                    30,000     29,775
Echostar DBS Corp., 7.125%, 2/01/2016, 144A                           275,000    265,719
R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013                   480,000    438,000
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013                   325,000    296,562
                                                                              ----------
                                                                               1,030,056
                                                                              ----------
METALS & MINING - 0.3%
International Steel Group, Inc., 6.500%, 4/15/2014                     75,000     74,062
Novelis, Inc., 7.250%, 2/15/2015, 144A                                 70,000     66,500
                                                                              ----------
                                                                                 140,562
                                                                              ----------

OIL FIELD SERVICES - 2.8%
Basic Energy Services, 7.125%, 4/15/2016, 144A                        250,000    241,250
Chart Industries, Inc., 9.125%, 10/15/2015, 144A                      130,000    134,550
Grant Prideco, Inc., 6.125%, 8/15/2015                                155,000    148,025
Hilcorp Energy I /Hilcorp., 9.000%, 6/01/2016 144A                    185,000    191,012
North America Energy Partners, Inc., 8.750%, 12/01/2011               350,000    349,125

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                         PRINCIPAL AMOUNT  VALUE (+)
------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

OIL FIELD SERVICES - CONTINUED
Pecom Energia SA, 8.125%, 7/15/2010, 144A                      $   40,000 $   41,600
Pride International, Inc., 7.375%, 7/15/2014                       85,000     87,550
                                                                          ----------
                                                                           1,193,112
                                                                          ----------

PACKAGING - 1.8%
Owens-Illinois, Inc., 7.800%, 5/15/2018(b)                        825,000    783,750
                                                                          ----------

PAPER - 3.3%
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013                      75,000     60,938
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028                     220,000    173,800
Boise Cascade LLC, 8.382%, 10/15/2012(d)                           20,000     20,100
Bowater, Inc., 6.500%, 6/15/2013(b)                               435,000    386,062
Domtar, Inc., 5.375%, 12/01/2013                                  250,000    213,750
Georgia-Pacific Corp., 7.375%, 12/01/2025                         275,000    259,875
Georgia-Pacific Corp., 7.750%, 11/15/2029                         140,000    134,400
Georgia-Pacific Corp., 8.000%, 1/15/2024                           50,000     49,250
Georgia-Pacific Corp., 8.875%, 5/15/2031                           85,000     88,400
Georgia-Pacific Corp., (Timber Group), 7.250%, 6/01/2028           35,000     32,725
                                                                          ----------
                                                                           1,419,300
                                                                          ----------

PHARMACEUTICALS - 0.7%
Elan Financial Plc, 7.750%, 11/15/2011                            300,000    292,125
                                                                          ----------

PIPELINES - 4.0%
El Paso Corp., 6.375%, 2/01/2009                                  240,000    239,400
El Paso Corp., 6.950%, 6/01/2028                                  250,000    235,000
Kinder Morgan Energy Partners, 5.800%, 3/15/2035                   60,000     54,583
Kinder Morgan Finance, 5.700%, 1/05/2016                          130,000    120,005
Kinder Morgan Finance, 6.400%, 1/05/2036(b)                       325,000    291,020
Kinder Morgan, Inc., 5.150%, 3/01/2015                            225,000    202,172
Kinder Morgan, Inc., 6.670%, 11/01/2027                           100,000     90,141
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028                    150,000    149,395
Williams Cos., Inc., 7.500%, 1/15/2031                            235,000    232,063
Williams Cos., Inc., 7.750%, 6/15/2031                             85,000     85,000
                                                                          ----------
                                                                           1,698,779
                                                                          ----------

REAL ESTATE INVESTMENT TRUSTS - 0.7%
Rouse Co. LP/TRC Co-Issuer, 6.750%, 5/01/2013, 144A               325,000    324,789
                                                                          ----------

RETAILERS - 1.7%
Dillard's, Inc., 6.625%, 1/15/2018                                155,000    147,637
Dillard's, Inc., 7.130%, 8/01/2018                                 25,000     24,500
Dillard's, Inc., 7.875%, 1/01/2023                                 75,000     73,875
Foot Locker, Inc., 8.500%, 1/15/2022                              280,000    264,600
GSC Holdings Corp., 8.000%, 10/01/2012(b)                         215,000    221,450
                                                                          ----------
                                                                             732,062
                                                                          ----------
SOVEREIGNS - 0.6%
Republic of Brazil, 8.250%, 1/20/2034(b)                          235,000    270,250
                                                                          ----------
SUPERMARKETS - 2.7%
Albertson's, Inc., 6.625%, 6/01/2028                               55,000     47,188
Albertson's, Inc., 7.450%, 8/01/2029                            1,025,000    949,417
Albertson's, Inc., 7.750%, 6/15/2026                               20,000     19,001
Albertson's, Inc., 8.000%, 5/01/2031                               30,000     29,163
American Stores Co., 8.000%, 6/01/2026                             70,000     70,919

                                                             PRINCIPAL AMOUNT   VALUE (+)
-----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

SUPERMARKETS - CONTINUED
Couche-Tard US/Finance, 7.500%, 12/15/2013                         $   40,000 $    40,600
                                                                              -----------
                                                                                1,156,288
                                                                              -----------
TECHNOLOGY - 9.0%
Activant Solutions, Inc., 9.500%, 5/01/2016, 144A                      90,000      83,250
Amkor Technology, Inc., 7.750%, 5/15/2013                              40,000      36,700
Amkor Technology, Inc., 10.500%, 5/01/2009                             24,000      24,120
Hynix Semiconductor, Inc., 9.875%, 7/01/2012, 144A(b)                  50,000      54,500
Lucent Technologies, Inc., 6.450%, 3/15/2029                          890,000     792,100
Lucent Technologies, Inc., 6.500%, 1/15/2028                          115,000     102,350
Nortel Networks Corp., 6.875%, 9/01/2023                              125,000     103,125
Nortel Networks Ltd., 10.125%, 7/15/2013, 144A                        370,000     390,350
Northern Telecom Capital Corp., 7.875%, 6/15/2026                     660,000     574,200
SunGard Data Systems, Inc., 10.250%, 8/15/2015                        185,000     190,550
Unisys Corp, 6.875%, 3/15/2010                                        435,000     411,075
Unisys Corp, 8.000%, 10/15/2012                                        25,000      23,375
Xerox Corp., 6.400%, 3/15/2016                                      1,080,000   1,074,600
                                                                              -----------
                                                                                3,860,295
                                                                              -----------
TRANSPORTATION SERVICES - 1.6%
American President Cos., Ltd., 8.000%, 1/15/2024(e)                   100,000      90,000
Atlas Air, Inc., Series 1999-1, Class A1, 7.200%, 1/02/2019            16,806      16,680
Atlas Air, Inc., Series A, 7.380%, 1/02/2018                           34,062      33,892
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)                        34,292      36,007
Overseas Shipholding Group, 7.500%, 2/15/2024                         155,000     151,125
Stena AB, 7.000%, 12/01/2016                                          330,000     311,025
Stena AB, 7.500%, 11/01/2013                                           45,000      44,212
                                                                              -----------
                                                                                  682,941
                                                                              -----------
TREASURIES - 2.8%
U.S. Treasury Note, 3.000%, 12/31/2006(b)                           1,200,000   1,193,860
                                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
Rogers Wireless, Inc., 6.375%, 3/01/2014                              400,000     398,500
Rogers Wireless, Inc., 7.250%, 12/15/2012                              50,000      52,312
                                                                              -----------
                                                                                  450,812
                                                                              -----------
WIRELINES - 5.2%
Cincinnati Bell Telephone Co., 6.300%, 12/01/2028                     185,000     160,025
Cincinnati Bell, Inc., 8.375%, 1/15/2014(b)                           150,000     151,500
Citizens Communications Co., 7.000%, 11/01/2025                        15,000      12,938
Citizens Communications Co., 9.000%, 8/15/2031                         20,000      21,450
Embarq Corp., 7.995%, 6/01/2036                                       350,000     370,616
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A                          405,000     397,912
L-3 Communications Corp., Series B, 6.375%, 10/15/2015                 25,000      24,312
Philippine Long Distance Telephone Co., 8.350%, 3/06/2017             150,000     163,875
Qwest Capital Funding, Inc., 6.500%, 11/15/2018                       410,000     371,050
Qwest Capital Funding, Inc., 6.875%, 7/15/2028                        125,000     111,875
Qwest Capital Funding, Inc., 7.625%, 8/03/2021                        200,000     193,750
Qwest Capital Funding, Inc., 7.750%, 2/15/2031                        130,000     125,450
Qwest Corp., 6.875%, 9/15/2033                                        150,000     136,875
Qwest Corp., 7.250%, 9/15/2025                                         10,000       9,688
                                                                              -----------
                                                                                2,251,316
                                                                              -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $35,487,694)                                                 35,678,990
                                                                              -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                           PRINCIPAL AMOUNT   VALUE (+)
---------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

CONVERTIBLE BONDS - 5.6%

MEDIA NON-CABLE - 0.4%
Sinclair Broadcast Group, Inc., 4.875%, (step to
 2.000% on 1/15/2011), 7/15/2018(c)                              $  190,000 $   168,863
                                                                            -----------
PHARMACEUTICALS - 2.3%
Enzon Pharmaceuticals, Inc., 4.500%, 7/01/2008                      165,000     158,400
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024                        45,000      28,800
Human Genome Sciences, Inc., 2.250%, 8/15/2012(b)                   225,000     207,562
Incyte Corp., 3.500%, 2/15/2011                                     180,000     136,575
Nektar Therapeutics, 3.250%, 9/28/2012                               75,000      73,313
Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008                 160,000     157,600
Valeant Pharmaceuticals International, 3.000%, 8/16/2010             85,000      80,325
Valeant Pharmaceuticals International, 4.000%, 11/15/2013           160,000     150,200
                                                                            -----------
                                                                                992,775
                                                                            -----------
TECHNOLOGY - 1.9%
Amkor Technology, Inc., 5.000%, 3/15/2007(b)                         80,000      75,200
Ciena Corp., 3.750%, 2/01/2008                                       55,000      53,075
JDS Uniphase Corp., Zero Coupon Bond, 11/15/2010(b)                 160,000     145,400
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008                 50,000      43,625
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010                  45,000      42,412
Maxtor Corp., 5.750%, 3/01/2012(e)                                  147,000     135,240
Nortel Networks Corp., 4.250%, 9/01/2008                            365,000     348,575
                                                                            -----------
                                                                                843,527
                                                                            -----------
WIRELINES - 1.0%
Level 3 Communications, Inc., 2.875%, 7/15/2010                     265,000     267,318
Level 3 Communications, Inc., 6.000%, 9/15/2009                     105,000      94,369
Level 3 Communications, Inc., 6.000%, 3/15/2010(b)                   65,000      57,119
                                                                            -----------
                                                                                418,806
                                                                            -----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $2,347,414)                                                 2,423,971
                                                                            -----------

TOTAL BONDS AND NOTES
 (Identified Cost $37,835,108)                                               38,102,961
                                                                            -----------

                                                                     SHARES
---------------------------------------------------------------------------------------

COMMON STOCKS - 0.3%

WIRELINES - 0.3%
Philippine Long Distance Telephone Co., ADR                           2,314     100,798
                                                                            -----------

TOTAL COMMON STOCKS
 (Identified Cost $63,472)                                                      100,798
                                                                            -----------

PREFERRED STOCKS - 1.3%

CONVERTIBLE PREFERRED STOCKS - 1.3%

CONSUMER PRODUCTS - 0.2%
Newell Financial Trust I, 5.250%                                      1,675      76,631
                                                                            -----------
ELECTRIC - 0.4%
AES Trust III, 6.750%                                                 3,975     194,377
                                                                            -----------

                                                                                              SHARES                  VALUE (+)
-------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS - CONTINUED

HOTELS, RESTAURANTS & LEISURE - 0.1%
Six Flags, Inc., 7.250%                                                                        1,975               $     42,068
                                                                                                                   ------------
PIPELINES - 0.6%
El Paso Energy Capital Trust I, 4.750%                                                         6,600                    245,718
                                                                                                                   ------------

NON-CONVERTIBLE PREFERRED STOCKS - 0.0%

PIPELINES - 0.0%
KN Capital Trust III, 7.630%                                                                   5,000                      4,682
                                                                                                                   ------------

TOTAL PREFERRED STOCKS
 (Identified Cost $541,402)                                                                                             563,476
                                                                                                                   ------------

                                                                                    PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 19.3%
Tri-Party Repurchase Agreement with Fixed Income Clearing
Corporation, dated 9/29/06 at 3.450% to be repurchased at
$3,364,967 on 10/02/06 collateralized by $3,450,000 U.S. Treasury
Note, 3.875% due 5/15/09 with a value of $3,487,070 including
accrued interest (Note 2g)                                                              $  3,364,000                  3,364,000
                                                                                                                   ------------

                                                                                              SHARES
-------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(g)                                           4,913,838                  4,913,838
                                                                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $8,277,838)                                                                                         8,277,838
                                                                                                                   ------------

TOTAL INVESTMENTS - 109.8%
 (Identified Cost $46,717,820)(a)                                                                                    47,045,073
 Other assets less liabilities--(9.8)%                                                                              (4,198,486)
                                                                                                                   ------------

TOTAL NET ASSETS - 100.0%                                                                                          $ 42,846,587
                                                                                                                   ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information: At September 30, 2006, the net unrealized appreciation on investments based on cost of
   $46,723,968 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost  $  1,014,583
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (693,478)
                                                                                                                   ------------
   Net unrealized appreciation                                                                                     $    321,105
                                                                                                                   ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(d)Variable rate security. Rate as of September 30, 2006 is disclosed.
(e)Illiquid security.
(f)Non-income producing security.
(g)Represents investment of security lending collateral.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $4,480,169 or 10.5% of total net assets.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Technology               10.9%
                         Automotive                6.9
                         Wirelines                 6.5
                         Electric                  6.3
                         Home Construction         5.6
                         Pipelines                 4.6
                         Chemicals                 4.6
                         Healthcare                4.1
                         Media Cable               3.8
                         Paper                     3.3
                         Pharmaceuticals           3.0
                         Media Non-Cable           2.8
                         Treasuries                2.8
                         Oil Field Services        2.8
                         Supermarkets              2.7
                         Food & Beverage           2.2
                         Independent Energy        2.2
                         Aerospace & Defense       2.0
                         Other, less than 2% each 13.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES SECURITIZED ASSET FUND

                                                                     PRINCIPAL AMOUNT  VALUE (+)
------------------------------------------------------------------------------------------------

BONDS AND NOTES - 99.6% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 99.6%

ASSET-BACKED SECURITIES - 4.0%
Chase Issuance Trust, Series 2005-A9, Class A9,
 5.350%, 11/15/2011(b)                                                     $  500,000 $  500,283
CNH Equipment Trust, Series 2004-A, Class A4B,
 3.480%, 9/15/2011                                                            170,000    165,871
Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1,
 6.500%, 6/25/2036                                                            758,796    765,915
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
 4.615%, 2/25/2035                                                            420,000    406,438
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2,
 5.549%, 8/25/2021                                                            200,000    199,653
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3,
 6.287%, 6/25/2021                                                            660,000    673,221
Residential Asset Mortgage Products, Inc., Series 2004-RZ1,
 Class AI5, 4.070%, 7/25/2032                                                 150,000    146,160
                                                                                      ----------
                                                                                       2,857,541
                                                                                      ----------
AUTO LOAN - 0.1%
Nissan Auto Receivables Owner Trust, Series 2005-A, Class A4,
 3.820%, 7/15/2010                                                            100,000     98,041
                                                                                      ----------
HYBRID ARMS - 0.9%
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16,
 Class A2, 4.380%, 10/15/2041                                                 100,000     97,839
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16,
 Class 3A2, 4.996%, 10/25/2035(b)(c)                                          520,560    516,602
                                                                                      ----------
                                                                                         614,441
                                                                                      ----------
MORTGAGE RELATED - 94.6%
Banc of America Commercial Mortgage, Inc., Series 2005-6,
 Class A2, 5.165%, 9/10/2047                                                  120,000    120,002
Banc of America Commercial Mortgage, Inc., Series 2005-6,
 Class A4, 5.182%, 9/10/2047(b)                                               189,000    187,848
Banc of America Commercial Mortgage, Inc., Series 2006-4,
 Class A2, 5.522%, 7/10/2046                                                  460,000    466,074
Bank of America-First Union NB Commercial Mortgage,
 Series 2001-3, Class A2, 5.464%, 4/11/2037                                   430,000    434,288
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2,
 Class A2, 6.480%, 2/15/2035                                                  175,000    183,466
Bear Stearns Commercial Mortgage Securities, Series 2005-T18,
 Class A2, 4.556%, 2/13/2042                                                  171,000    168,255
Citigroup/Deutsche Bank Commercial Mortgage, Series 2006-CD2,
 Class A2, 5.408%, 1/15/2046                                                  367,000    369,982
Commercial Mortgage Pass Through Certificates, Series 2006-C7,
 Class A4, 5.769%, 6/10/2046(b)                                               250,000    258,977
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1,
 5.000%, 8/25/2020                                                            414,865    411,515
Federal Home Loan Mortgage Corp., 4.500%, 8/01/2020                            97,323     93,790
Federal Home Loan Mortgage Corp., 4.500%, 3/01/2021                           120,517    116,094
Federal Home Loan Mortgage Corp., 4.500%, 3/01/2021                           195,309    188,433
Federal Home Loan Mortgage Corp., 4.500%, 10/01/2035                          293,416    274,313
Federal Home Loan Mortgage Corp., 4.500%, 11/01/2035                          128,932    120,538
Federal Home Loan Mortgage Corp., 4.585%, 1/01/2035(b)(e)                   1,270,780  1,275,005
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2020                            81,723     80,391
Federal Home Loan Mortgage Corp., 5.000%, 10/01/2020                          482,346    473,997

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                             PRINCIPAL AMOUNT  VALUE (+)
----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2035                $  770,176 $  741,134
Federal Home Loan Mortgage Corp., 5.000%, 9/01/2035                   965,049    928,658
Federal Home Loan Mortgage Corp., 5.000%, 12/01/2035                  196,170    188,773
Federal Home Loan Mortgage Corp., 5.000%, 2/01/2036                   748,156    719,944
Federal Home Loan Mortgage Corp., 5.000%, 2/01/2036                   495,340    476,661
Federal Home Loan Mortgage Corp., 5.000%, 3/01/2036                   498,830    479,775
Federal Home Loan Mortgage Corp., 5.000%, 3/01/2036                   397,492    382,308
Federal Home Loan Mortgage Corp., 5.000%, 3/01/2036                   103,414     99,463
Federal Home Loan Mortgage Corp., 5.000%, 4/01/2036                   293,631    282,414
Federal Home Loan Mortgage Corp., 5.000%, 4/01/2036(c)                201,120    193,437
Federal Home Loan Mortgage Corp., 5.000%, 5/01/2036                 1,492,026  1,435,030
Federal Home Loan Mortgage Corp., 5.000%, 5/01/2036                   494,247    475,367
Federal Home Loan Mortgage Corp., 5.000%, 6/01/2036                   746,823    718,294
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2036(c)              1,246,514  1,198,896
Federal Home Loan Mortgage Corp., 5.500%, 5/01/2035                   568,627    561,049
Federal Home Loan Mortgage Corp., 5.500%, 4/01/2036                   193,586    190,933
Federal Home Loan Mortgage Corp., 5.500%, 7/01/2036(c)                996,333    982,677
Federal Home Loan Mortgage Corp., 6.000%, 9/01/2036                 5,000,000  5,026,185
Federal Home Loan Mortgage Corp., 6.500%, 7/01/2021                 1,000,100  1,017,593
Federal Home Loan Mortgage Corp., 6.500%, 4/01/2036                   277,768    282,955
Federal Home Loan Mortgage Corp. (TBA), 5.000%, 2/01/2034(e)        1,500,000  1,441,875
Federal Home Loan Mortgage Corp. (TBA), 5.500%, 2/01/2034(e)          565,000    557,055
Federal Home Loan Mortgage Corp. (TBA), 6.000%, 6/01/2016(e)        1,415,000  1,434,456
Federal National Mortgage Association, 4.500%, 7/01/2020(e)         1,258,548  1,215,992
Federal National Mortgage Association, 4.500%, 3/01/2021              800,000    771,888
Federal National Mortgage Association, 4.500%, 4/01/2021              193,584    186,781
Federal National Mortgage Association, 4.500%, 10/01/2035             980,474    916,354
Federal National Mortgage Association, 4.500%, 12/01/2035              99,351     92,854
Federal National Mortgage Association, 5.000%, 11/01/2020              97,962     96,288
Federal National Mortgage Association, 5.000%, 9/01/2036              195,000    187,406
Federal National Mortgage Association, 5.500%, 5/01/2035              190,250    187,527
Federal National Mortgage Association, 5.500%, 12/01/2035             290,159    286,007
Federal National Mortgage Association, 5.500%, 2/01/2036              200,712    197,749
Federal National Mortgage Association, 5.500%, 4/01/2036              495,791    488,472
Federal National Mortgage Association, 5.500%, 4/01/2036              489,099    481,878
Federal National Mortgage Association, 5.500%, 4/01/2036              486,492    479,530
Federal National Mortgage Association, 5.500%, 4/01/2036              195,140    192,259
Federal National Mortgage Association, 5.500%, 4/01/2036               97,341     95,904
Federal National Mortgage Association, 5.500%, 5/01/2036              749,213    738,153
Federal National Mortgage Association, 5.500%, 5/01/2036              746,068    735,054
Federal National Mortgage Association, 5.500%, 5/01/2036              492,234    484,967
Federal National Mortgage Association, 5.500%, 6/01/2036(c)         1,736,140  1,710,510
Federal National Mortgage Association, 5.500%, 6/01/2036              989,508    974,900
Federal National Mortgage Association, 5.500%, 6/01/2036              739,274    728,360
Federal National Mortgage Association, 5.500%, 7/01/2036              499,047    491,679
Federal National Mortgage Association, 5.500%, 8/01/2036(c)           998,654    983,911
Federal National Mortgage Association, 5.500%, 8/01/2036              800,079    788,268
Federal National Mortgage Association, 5.500%, 8/01/2036              744,102    733,117
Federal National Mortgage Association, 5.500%, 9/01/2036(c)         2,000,000  1,970,474
Federal National Mortgage Association, 6.000%, 10/01/2034             102,444    103,073
Federal National Mortgage Association, 6.000%, 3/01/2036              111,059    111,571
Federal National Mortgage Association, 6.000%, 4/01/2036              397,973    399,808
Federal National Mortgage Association, 6.000%, 4/01/2036              248,593    249,739
Federal National Mortgage Association, 6.000%, 4/01/2036              189,155    190,028

                                                                  PRINCIPAL AMOUNT   VALUE (+)
----------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

MORTGAGE RELATED - CONTINUED
Federal National Mortgage Association, 6.000%, 6/01/2036                $  498,034 $   500,331
Federal National Mortgage Association, 6.000%, 7/01/2036(c)              1,478,394   1,485,213
Federal National Mortgage Association, 6.000%, 9/01/2036(c)              1,423,852   1,430,419
Federal National Mortgage Association, 6.000%, 9/01/2036                 1,000,000   1,004,612
Federal National Mortgage Association, 6.500%, 7/01/2020(e)                 68,360      69,332
Federal National Mortgage Association, 6.500%, 4/01/2036                   686,797     699,408
Federal National Mortgage Association, 6.500%, 5/01/2036(c)              1,222,202   1,244,644
Federal National Mortgage Association, 6.500%, 7/01/2036                   479,083     487,880
Federal National Mortgage Association, 6.500%, 8/01/2036                   499,201     508,368
Federal National Mortgage Association (TBA),
 5.000%, 12/01/2033(e)                                                   3,000,000   2,882,814
Federal National Mortgage Association (TBA),
 5.500%, 11/01/2033(e)                                                   3,000,000   2,955,000
Federal National Mortgage Association (TBA),
 7.000%, 10/01/2030(e)                                                     416,000     427,180
Government National Mortgage Association, 4.500%, 5/15/2036(c)           1,500,000   1,416,854
Government National Mortgage Association, 5.500%, 12/15/2035               458,377     455,363
Government National Mortgage Association, 5.500%, 3/15/2036                119,224     118,427
Government National Mortgage Association, 6.000%, 6/15/2036                247,390     250,424
Government National Mortgage Association, 6.000%, 7/15/2036                499,521     505,646
Government National Mortgage Association, 6.500%, 9/15/2036              1,450,000   1,487,266
Greenwich Capital Commercial Funding Corp., Series 2005-GG5,
 Class A2, 5.117%, 4/10/2037                                               120,000     119,799
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6,
 5.396%, 8/10/2038                                                         125,000     125,371
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2,
 5.506%, 4/10/2038                                                         500,000     505,951
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-
 CIBC, Class A3, 6.260%, 3/15/2033                                         190,000     196,854
JPMorgan Chase Commercial Mortgage Securities Corp., Series
 2006-LDP7, Class A2, 5.861%, 4/15/2045(b)                                 450,000     463,608
LB UBS Commercial Mortgage Trust, Series 2005-C3, Class A3,
 4.647%, 7/15/2030                                                         275,000     268,478
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series
 2006-1, Class A4, 5.435%, 2/12/2039(b)                                  1,000,000   1,012,823
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series
 2006-2, Class A4, 5.910%, 6/12/2046(b)                                    250,000     261,435
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series
 2006-3, Class A4, 5.414%, 7/12/2046                                     1,000,000   1,002,695
Morgan Stanley Capital I, Series 2005-T19, Class A4A,
 4.890%, 6/12/2047                                                          87,000      84,352
Morgan Stanley Capital I, Series 2006-T23, Class A2,
 5.741%, 8/12/2041(b)                                                      200,000     205,109
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A,
 5.588%, 7/25/2035(b)(c)                                                 1,029,635   1,015,153
Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1,
 5.750%, 9/25/2021                                                       1,000,000   1,000,313
Washington Mutual, Series 2004-AR7, Class A2A,
 3.537%, 7/25/2034                                                         630,071     626,983
                                                                                   -----------
                                                                                    67,126,506
                                                                                   -----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $69,986,142)                                                      70,696,529
                                                                                   -----------

TOTAL BONDS AND NOTES
 (Identified Cost $69,986,142)                                                      70,696,529
                                                                                   -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                                                    PRINCIPAL AMOUNT                   VALUE (+)
--------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 16.5%
Tri-Party Repurchase Agreement with Fixed Income Clearing
Corporation, dated 9/29/06 at 3.450% to be repurchased at
$2,006,577 on 10/02/06 collateralized by $1,920,000 U.S. Treasury
Note, 6.500% due 2/15/2010 with a value of $2,063,270 including
accrued interest (Note 2g)                                                              $  2,006,000               $   2,006,000
                                                                                                                   -------------
U.S. Treasury Bill, 4.670%, 10/12/2006(c)(d)                                               8,225,000                   8,215,122
U.S. Treasury Bill, 4.761%, 11/09/2006(d)                                                  1,500,000                   1,492,732
                                                                                                                   -------------
                                                                                                                       9,707,854
                                                                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $11,711,412)                                                                                        11,713,854
                                                                                                                   -------------

TOTAL INVESTMENTS - 116.1%
 (Identified Cost $81,697,554)(a)                                                                                     82,410,383
 Other assets less liabilities--(16.1)%                                                                             (11,417,362)
                                                                                                                   -------------

TOTAL NET ASSETS - 100.0%                                                                                          $  70,993,021
                                                                                                                   -------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information: At September 30, 2006, the net unrealized appreciation on investments based on cost of
   $81,697,554 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost  $     717,290
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value        (4,461)
                                                                                                                   -------------
   Net unrealized appreciation                                                                                     $     712,829
                                                                                                                   -------------

(b)Variable rate security. Rate as of September 30, 2006 is disclosed.
(c)All or a portion of this security has been segregated to cover requirements on TBA and delayed delivery obligations.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Delayed delivery.
ARMAdjustable Rate Mortgage.
TBATo Be Announced (see Note 2h of Notes to Financial Statements).

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

                         Mortgage Related         94.6%
                         Asset-Backed Securities   4.0
                         Other, less than 2% each  1.0

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2006

                                                             HIGH INCOME       SECURITIZED
                                                          OPPORTUNITIES FUND   ASSET FUND
-------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                            $  46,717,820  $  81,697,554
Net unrealized appreciation                                          327,253        712,829
                                                               -------------  -------------
Investments at value                                              47,045,073     82,410,383
Cash                                                                     502            768
Receivable for Fund shares sold                                      281,725             --
Receivable for securities sold                                         7,404             --
Receivable for delayed delivery securities sold                           --      3,844,557
Dividends and interest receivable                                    694,111        292,060
Tax reclaims receivable                                                  242             --
Securities lending income receivable                                     370             --
                                                               -------------  -------------
    TOTAL ASSETS                                                  48,029,427     86,547,768
                                                               -------------  -------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)                 4,913,838             --
Payable for securities purchased                                     269,002      1,012,656
Payable for delayed delivery securities purchased                         --     14,542,091
                                                               -------------  -------------
    TOTAL LIABILITIES                                              5,182,840     15,554,747
                                                               -------------  -------------
NET ASSETS                                                     $  42,846,587  $  70,993,021
                                                               -------------  -------------
Net Assets consist of:
 Paid-in capital                                               $  42,266,618  $  69,960,758
 Undistributed net investment income                                 255,934        285,822
 Accumulated net realized gain (loss) on investments                  (3,218)        33,612
 Net unrealized appreciation on investments                          327,253        712,829
                                                               -------------  -------------
NET ASSETS                                                     $  42,846,587  $  70,993,021
                                                               -------------  -------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                    $  42,846,587  $  70,993,021
                                                               -------------  -------------
 Shares of beneficial interest                                     4,122,495      7,007,038
                                                               -------------  -------------
 Net asset value, offering and redemption price per share      $       10.39  $       10.13
                                                               -------------  -------------
Value of securities on loan (Note 2)                           $   4,814,583  $          --
                                                               -------------  -------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

                                                                        HIGH INCOME       SECURITIZED
                                                                     OPPORTUNITIES FUND  ASSET FUND(a)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                  $     21,149   $         --
Interest                                                                      1,873,296        954,110
Securities lending income (Note 2)                                                9,872             --
Less net foreign taxes withheld                                                  (2,740)            --
                                                                           ------------  -------------
Net investment income                                                         1,901,577        954,110
                                                                           ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on investments--net                                                 3,534         33,612
Change in unrealized appreciation (depreciation) on investments--net             17,145        712,829
                                                                           ------------  -------------
Net realized and unrealized gain on investments                                  20,679        746,441
                                                                           ------------  -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $  1,922,256   $  1,700,551
                                                                           ------------  -------------

(a)For the period March 2, 2006 (commencement of operations) through September 30, 2006.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

HIGH INCOME OPPORTUNITIES FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $ 1,901,577        $   747,172
Net realized gain on investments                                                  3,534             75,440
Net change in unrealized appreciation (depreciation) on investments              17,145             53,214
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              1,922,256            875,826
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                          (1,734,248)          (722,198)
CAPITAL GAINS:
Institutional Class                                                             (69,731)                --
                                                                         ------------------ ------------------
Total distributions                                                          (1,803,979)          (722,198)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)     29,613,370          3,882,443
                                                                         ------------------ ------------------
Total increase in net assets                                                 29,731,647          4,036,071
NET ASSETS
Beginning of year                                                            13,114,940          9,078,869
                                                                         ------------------ ------------------
End of year                                                                 $42,846,587        $13,114,940
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $   255,934        $    80,795
                                                                         ------------------ ------------------

SECURITIZED ASSET FUND

                                                                         FOR THE PERIOD FROM
                                                                           MARCH 2, 2006*
                                                                               THROUGH
                                                                         SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                        $   954,110
Net realized gain on investments                                                  33,612
Net change in unrealized appreciation (depreciation) on investments              712,829
                                                                         -------------------
Increase in net assets resulting from operations                               1,700,551
                                                                         -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                             (668,288)
CAPITAL GAINS:
Institutional Class                                                                   --
                                                                         -------------------
Total distributions                                                             (668,288)
                                                                         -------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 6)      69,960,758
                                                                         -------------------
Total increase in net assets                                                  70,993,021
                                                                         -------------------
NET ASSETS
Beginning of period                                                                   --
                                                                         -------------------
End of period                                                                $70,993,021
                                                                         -------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                          $   285,822
                                                                         -------------------

* Commencement of operations.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                            INCOME FROM INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                           --------------------------------------  ----------------------------
               Net asset                                             Dividends    Distributions
                value,        Net       Net realized  Total from        from        from net
               beginning   investment  and unrealized investment   net investment   realized
             of the period income/(e)/  gain (loss)   operations       income     capital gains
-----------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITIES FUND

INSTITUTIONAL CLASS
9/30/2006       $10.50       $0.76         $(0.10)      $0.66          $(0.73)       $(0.04)
9/30/2005        10.32        0.78           0.17        0.95           (0.77)           --
9/30/2004(a)     10.00        0.33           0.25        0.58           (0.26)           --

SECURITIZED ASSET FUND

INSTITUTIONAL CLASS
9/30/2006(f)    $10.00       $0.30         $ 0.02       $0.32          $(0.19)       $   --




(a) For the period April 13, 2004 (commencement of operations) through September 30, 2004.
(b) Periods less than one year, if applicable, are not annualized.
(c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operating of the Fund.
(d) Annualized for periods less than one year.
(e) Per share net investment income has been calculated using the average shares outstanding during the period.
(f) For the period March 2, 2006 (commencement of operations) through September 30, 2006.

                See accompanying notes to financial statements.

                                                          RATIOS TO AVERAGE NET ASSETS
--------------                                     ----------------------------------------------
              Net asset                Net assets,
                value,                   end of                                        Net       Portfolio
    Total       end of      Total      the period       Net            Gross        investment   turnover
distributions the period return %/(b)/   (000's)   expenses %/(c)/ expenses %/(c)/ income %/(d)/  rate %
----------------------------------------------------------------------------------------------------------

   $(0.77)      $10.39       6.6         $42,847         --              --            7.36          26
    (0.77)       10.50       9.5          13,115         --              --            7.40          22
    (0.26)       10.32       5.9           9,079         --              --            7.03          45


   $(0.19)      $10.13       3.3         $70,993         --              --            3.02         169

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

1. ORGANIZATION. Loomis Sayles Funds I (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

Loomis Sayles High Income Opportunities Fund (the "High Income Opportunities Fund")
Loomis Sayles Securitized Asset Fund (the "Securitized Asset Fund")

Each Fund offers Institutional Class Shares. The Funds' shares are offered exclusively to investors in "wrap fee" programs approved by IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), and/or Loomis Sayles & Company, L.P. ("Loomis Sayles") and to institutional advisory clients of IXIS Advisors or Loomis Sayles that, in each case, meet the Funds' policies as established by Loomis Sayles. The financial statements of the other Funds of the Trust are presented in separate reports.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser's pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The High Income Opportunities Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the High Income Opportunities Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The High Income Opportunities Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The High Income Opportunities Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The High Income Opportunities Fund may enter into forward foreign currency exchange contracts. Contracts to buy are generally used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2006, there were no open foreign forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. The High Income Opportunities Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales, defaulted bond income accruals and premium amortization accruals. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 was as follows:

                                2006 DISTRIBUTIONS PAID FROM:      2005 DISTRIBUTIONS PAID FROM:
                               ------------------------------- -   ---------------------------
                                          LONG-TERM                           LONG-TERM
                                ORDINARY   CAPITAL                 ORDINARY    CAPITAL
                                 INCOME     GAINS     TOTAL         INCOME      GAINS    TOTAL
                               ---------- --------- ---------- -   --------   --------- --------
High Income Opportunities Fund $1,776,220  $27,759  $1,803,979     $722,198      $--    $722,198
Securitized Asset Fund            668,288       --     668,288           --       --          --

SEPTEMBER 30, 2006


Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                               HIGH INCOME     SECURITIZED
                                            OPPORTUNITIES FUND ASSET FUND
                                            ------------------ -----------
      Undistributed ordinary income          $         261,415  $  319,435
      Undistributed long-term capital gains              1,625          --
                                             ----------------- -----------
      Total undistributed earnings                     263,040     319,435
      Unrealized appreciation                          321,105     712,829
                                             ----------------- -----------
      Total accumulated earnings             $         584,145  $1,032,264
                                             ----------------- -----------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY COMMITMENTS. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

I. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2006 were as follows:

                               MARKET VALUE
FUND                             ON LOAN    VALUE OF COLLATERAL
----                           ------------ -------------------
High Income Opportunities Fund  $4,814,583      $4,913,838
Securitized Asset Fund                  --              --

J. INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds' enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

K. NEW ACCOUNTING PRONOUNCEMENTS. In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on each Fund's net assets and results of operations.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2006, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                 U.S. GOVERNMENT/AGENCY SECURITIES        OTHER SECURITIES
                               ----------------------------------- -   ----------------------
FUND                             PURCHASES            SALES              PURCHASES    SALES
----                              ------------      -----------    -   ----------- ----------
High Income Opportunities Fund $  1,344,863       $ 1,341,056          $30,207,696 $4,662,480
Securitized Asset Fund          117,554,945        59,856,336           13,056,223         --

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not "interested persons" (as defined in the 1940
Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds' registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds' expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs' participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

B. ADMINISTRATIVE FEES. IXIS Advisors provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation, is an indirect wholly-owned subsidiary of IXIS US Group. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to IXIS Advisors for services to the Funds under each agreement.

C. SERVICE AND DISTRIBUTION FEES. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Funds. The Distributor currently is not paid a fee for serving as Distributor for the Funds. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemption of Fund shares.

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each

SEPTEMBER 30, 2006

Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to reimburse the Trustees for the Funds' pro rata portion of its Trustees fees.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically. Loomis Sayles has agreed to reimburse the Trustees for the Funds' pro rata portion of its Trustees fees.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board who received an annual retainer of $25,000. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen. Loomis Sayles has agreed to reimburse the Trustees for the Funds' pro rata portion of its Trustees fees.

5. LINE OF CREDIT. The Funds, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2006, the Funds had no borrowings under this agreement. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, such fees to State Street Bank.

6. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                           HIGH INCOME OPPORTUNITIES FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------- -----------------------------

                                      Shares          Amount        Shares         Amount
                                     ---------     ------------    --------      ----------
Issued from the sale of shares       3,150,530     $ 32,478,052     332,020      $3,491,555
Issued in connection with the
  reinvestment of distributions        127,172        1,303,920      66,024         693,068
Redeemed                             (404,485)      (4,168,602)    (28,419)       (302,180)
                                     ---------     --------------- ------------- ---------------
Increase (decrease) from capital
  share transactions                 2,873,217     $ 29,613,370     369,625      $3,882,443
                                     ---------     --------------- ------------- ---------------

                                     SECURITIZED ASSET FUND

                                          Period Ended
                                     September 30, 2006(a)
                                     -----------------------------

                                      Shares          Amount
                                     ---------     ------------
Issued from the sale of shares       7,252,782     $ 72,413,630
Issued in connection with the
  reinvestment of distributions          7,749           76,785
Redeemed                             (253,493)      (2,529,657)
                                         --------- ---------------
Increase (decrease) from capital
  share transactions                 7,007,038     $ 69,960,758
                                         --------- ---------------

(a)From March 2, 2006, commencement of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, "the Funds"), at September 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2006

2006 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2006, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                           QUALIFYING PERCENTAGE
----                           ---------------------
High Income Opportunities Fund         0.76%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2006.

FUND                           AMOUNT
----                           -------
High Income Opportunities Fund $27,759

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2006, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

                       FUND
                       ----                           -
                       High Income Opportunities Fund

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles at 800-343-2029.

                          POSITION(S)
                           HELD WITH
                       THE TRUST, LENGTH                                               NUMBER OF PORTFOLIOS IN FUND
                       OF TIME SERVED AND          PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH  TERM OF OFFICE*             DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. Trustee since 2003 Douglas Dillon Professor and Director of  38
(3/23/40)               Contract Review   the Belfer Center for Science and         Director, Taubman Centers, Inc.
                         and Governance   International Affairs, John F. Kennedy    (real estate investment trust)
                        Committee Member  School of Government, Harvard
                                          University

Charles D. Baker       Trustee since 2005 President and Chief Executive Officer,    38
(11/13/56)              Contract Review   Harvard Pilgrim Health Care (health plan) None
                         and Governance
                        Committee Member

Edward A. Benjamin     Trustee since 2002 Retired                                   38
(5/30/38)               Chairman of the                                             Director, Precision Optics
                        Contract Review                                             Corporation (optics manufacturer)
                         and Governance
                           Committee

Daniel M. Cain         Trustee since 2003 President and Chief Executive Officer,    38
(2/24/45)               Chairman of the   Cain Brothers & Company, Incorporated     Director, Sheridan Healthcare Inc.
                        Audit Committee   (investment banking)                      (physician practice management)

Paul G. Chenault+      Trustee since 2002 Retired; Trustee, First Variable Life     38
(9/12/33)               Contract Review   (variable life insurance)                 Director, Mailco Office Products,
                         and Governance                                             Inc. (mailing equipment)
                        Committee Member

Kenneth J. Cowan+      Trustee since 2003 Retired                                   38
(4/5/32)                Contract Review                                             None
                         and Governance
                        Committee Member

Richard Darman         Trustee since 2003 Partner, The Carlyle Group (investments); 38
(5/10/43)               Contract Review   formerly, Professor, John F. Kennedy      Director and Chairman of Board
                         and Governance   School of Government, Harvard             of Directors, AES Corporation
                        Committee Member  University                                (international power company)

Sandra O. Moose        Trustee since 2003 President, Strategic Advisory Services    38
(2/17/42)              Chairperson of the (management consulting); formerly,        Director, Verizon
                       Board of Trustees  Senior Vice President and Director, The   Communications;
                         since November   Boston Consulting Group, Inc.             Director, Rohm and Haas
                        2005 Ex officio   (management consulting)                   Company (specialty chemicals);
                         member of the                                              Director, AES Corporation
                        Audit Committee                                             (international power company)
                          and Contract
                           Review and
                           Governance
                           Committee

                           POSITION(S)
                            HELD WITH
                        THE TRUST, LENGTH                                                NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------
John A. Shane+          Trustee since 2003 President, Palmer Service Corporation       38
(2/22/33)                Audit Committee   (venture capital organization)              Director, Gensym Corporation
                              Member                                                   (software and technology service
                                                                                       provider);
                                                                                       Director and Chairman of the
                                                                                       Board, Abt Associates Inc.
                                                                                       (research and consulting firm)

Cynthia L. Walker       Trustee since 2005 Executive Dean for Administration           38
(7/25/56)                Audit Committee   (formerly, Dean for Finance and CFO),       None
                              Member       Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/    President, Chief  President, Chairman, Director, and Chief    38
(4/14/47)               Executive Officer  Executive Officer, Loomis, Sayles &         None
555 California Street   and Trustee since  Company, L.P.; President and Chief
San Francisco, CA 94104  2002 for Loomis   Executive Officer for Loomis Sayles Funds
                          Sayles Funds I   I; Chief Executive Officer for Loomis
                                           Sayles Funds II

John T. Hailer/2/         Executive Vice   President and Chief Executive Officer,      38
(11/23/60)                President and    IXIS Asset Management Advisors, L.P.,       None
                        Trustee since 2003 IXIS Asset Management Distributors, L.P.
                        for Loomis Sayles  and IXIS Asset Management Global
                             Funds I       Associates, L.P.; Executive Vice President,
                                           Loomis Sayles Funds I; President and
                                           Chief Executive Officer, AEW Real Estate
                                           Income Fund, IXIS Advisor Cash
                                           Management Trust, IXIS Advisor Funds I,
                                           IXIS Advisor Funds Trust II, IXIS Advisor
                                           Funds Trust III and IXIS Advisor Funds
                                           Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently age 72 or older or who reach age 72 during the remainder of 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.
** Each person listed above, except as noted, holds the same position(s) with the Trust. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.
***The Trustees of the Trust serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (together the "IXIS Advisor Funds and Loomis Sayles Funds Trusts").
+- EffectiveDecember 31, 2006, Messrs. Chenault, Cowan and Shane will be retiring as members of the IXIS Advisor Funds and Loomis Sayles Funds Trusts Board of Trustees.
1 Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
2 Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Asset Management Global Associates, L.P., IXIS Asset Management Advisors and IXIS Asset Management Distributors L.P.

TRUSTEE AND OFFICER INFORMATION

                       POSITION(S) HELD WITH THE TRUST TERM OF            PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH    OFFICE AND LENGTH OF TIME SERVED*                DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUST
Coleen Downs Dinneen   Secretary, Clerk and Chief Legal Officer Senior Vice President, General Counsel,
(12/16/60)                       Since September 2004           Secretary and Clerk (formerly, Deputy
                                                                General Counsel, Assistant Secretary and
                                                                Assistant Clerk), IXIS Asset Management
                                                                Distribution Corporation, IXIS Asset
                                                                Management Distributors, L.P. and IXIS
                                                                Asset Management Advisors, L.P.

Daniel J. Fuss                 Executive Vice President         Vice Chairman and Director, Loomis,
(9/27/33)                          Since June 2003              Sayles & Company, L.P.; Prior to 2002,
One Financial Center                                            President and Trustee of Loomis Sayles
Boston, MA 02111                                                Funds II

Russell L. Kane               Chief Compliance Officer,         Chief Compliance Officer for Mutual
(7/23/69)                Since May 2006; Assistant Secretary    Funds, Vice President, Associate General
                                   Since June 2004              Counsel, Assistant Secretary and Assistant
                                                                Clerk, IXIS Asset Management
                                                                Distribution Corporation, IXIS Asset
                                                                Management Distributors, L.P. and IXIS
                                                                Asset Management Advisors, L.P.;
                                                                formerly, Senior Counsel, Columbia
                                                                Management Group.

Michael C. Kardok         Treasurer, Principal Financial and    Senior Vice President, IXIS Asset
(7/17/59)                         Accounting Officer            Management Advisors, L.P. and IXIS
                                  Since October 2004            Asset Management Distributors, L.P.;
                                                                formerly, Senior Director, PFPC Inc;
                                                                formerly, Vice President-Division
                                                                Manager, First Data Investor Services, Inc.

Max J. Mahoney            Anti-Money Laundering Officer and     Vice President, Deputy General Counsel,
(5/1/62)                         Assistant Secretary            Assistant Secretary and Assistant Clerk,
                                  Since August 2005             IXIS Asset Management Distribution
                                                                Corporation. Senior Vice President,
                                                                Deputy General Counsel, Assistant
                                                                Secretary, Assistant Clerk and Chief
                                                                Compliance Officer-Investment Adviser,
                                                                IXIS Asset Management Distributors, L.P.
                                                                and IXIS Asset Management Advisors,
                                                                L.P.; formerly, Senior Counsel, MetLife,
                                                                Inc.; formerly, Associate Counsel, LPL
                                                                Financial Services, Inc.

John E. Pelletier              Chief Operating Officer          Executive Vice President and Chief
(6/24/64)                        Since September 2004           Operating Officer (formerly, Senior Vice
                                                                President, General Counsel, Secretary and
                                                                Clerk), IXIS Asset Management
                                                                Distribution Corporation, IXIS Asset
                                                                Management Distributors, L.P. and IXIS
                                                                Asset Management Advisors, L.P.;
                                                                Executive Vice President, Chief Operating
                                                                Officer and Director (formerly, President,
                                                                Chief Operating Officer and Director),
                                                                IXIS Asset Management Services
                                                                Company.

* Each officer of the Trust serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. John A. Shane are members of the audit committee and have been designated as "audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Fund.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

                             Audit fees     Audit-related fees   Tax fees/1/   All other fees
                          ----------------- ------------------ --------------- --------------
                            2005     2006   2005      2006      2005    2006   2005   2006
                          -------- -------- ----      ------   ------- ------- ----  -------
Loomis Sayles Funds I.... $219,880 $229,600  --      $5,832    $10,714 $12,320  --   $22,043

1. The tax fees consist of a review of year-end shareholder reporting (2005, 2006).

Aggregate fees billed to the Registrant for non-audit services during 2005 and 2006 were $10,714 and $40,195, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                           Audit-related fees     Tax fees     All other fees
                           ------------------ ---------------- ---------------
                            2005      2006     2005     2006    2005    2006
                            -------  -------  ------- -------- ------- -------
     Control Affiliates... $97,600   $17,250  $76,740 $146,490 $69,450 $97,115

Aggregate fees billed to Control Affiliates for non-audit services during 2005 and 2006 were $243,790 and $260,855, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

   Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

   If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.Exhibits.


(a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit
        (a)(1).

(b) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and
        (a)(2)(2), respectively.

(a) (3) Not applicable.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Loomis Sayles Funds I

                                           By:    /s/ Robert J. Blanding
                                                  ------------------------------
                                           Name:  Robert J. Blanding
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                           By:    /s/ Robert J. Blanding
                                                  ------------------------------
                                           Name:  Robert J. Blanding
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  November 28, 2006

                                           By:    /s/ Michael C. Kardok
                                                  ------------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  November 28, 2006